[LOGO] PIPER FUNDS


PIPER FUNDS INC.

Small Company Growth Fund
Emerging Growth Fund
Growth Fund
Growth and Income Fund
Balanced Fund
Government Income Fund
Intermediate Bond Fund
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

PIPER FUNDS INC. - II

Adjustable Rate Mortgage
  Securities Fund

PIPER GLOBAL FUNDS INC.

Emerging Markets Growth Fund
Pacific-European Growth Fund


SHAREHOLDER Q&A

Piper Funds shareholders are being asked to approve:

1     an interim advisory agreement with Piper Capital Management;

2 an interim sub-advisory agreement between Piper Capital and Edinburgh Fund Managers for shareholders of each of Pacific-European Growth Fund and Emerging Markets Growth Fund;

3 a merger of each Piper Fund with a corresponding First American Fund, which is a part of a family of funds advised by First American Asset Management.


WHY AM I BEING ASKED TO APPROVE ADVISORY AND SUB-ADVISORY ARRANGEMENTS WITH PIPER CAPITAL AND EDINBURGH FUND MANAGERS AT THE SAME TIME I'M BEING ASKED TO APPROVE A MERGER OF THE FUNDS INTO THE FAMILY ADVISED BY FIRST AMERICAN ASSET MANAGEMENT?

As you may know, Piper Jaffray Companies, the parent company of Piper Capital, was acquired by U.S. Bancorp on May 1, 1998. By law, this acquisition resulted in the termination of the advisory and sub-advisory arrangements Piper Funds had with Piper Capital and Edinburgh Fund Managers. To keep the Piper Funds' management in place and running smoothly until the merger of the two fund families, the Piper Funds' board of directors approved interim advisory agreements, which you now are being asked to approve for your funds. These agreements are substantially identical to those in place prior to the acquisition, and the fee rates are unchanged. By approving the agreements, you also will be approving the receipt of investment advisory fees by Piper Capital and Edinburgh Fund Managers under the agreements. (These fees are currently being held in escrow.)

HOW WILL PIPER FUNDS BE AFFECTED BY THE ACQUISITION?

Piper Capital and First American Asset Management currently act as advisors to two separate fund families. Our goal is to consolidate similar funds in the two families into a single, broadly diversified fund family. The matrix following this Q&A shows which First American Funds the Piper Funds will merge into. The proposed mergers would be tax-free, in the opinion of First American Funds' counsel, and would not involve any sales charges, commissions or transaction fees. They are scheduled to take place on or about July 31, 1998, pending shareholder approval.

If shareholders approve, most of the Piper Funds will merge into existing First American Funds that have similar investment objectives and management styles. Several Piper Funds will be merged into new First American Funds with similar objectives that have been created for purposes of the merger. Although the Piper Funds are similar to the First American Funds into which they will merge, there are some differences, which are discussed in the enclosed proxy statement/prospectus.

WHY NOT KEEP BOTH FUND FAMILIES?

The proposed mergers are expected to promote efficiency and eliminate duplicate costs. In addition, Piper Funds shareholders will have a greater variety of investment options across asset classes available to them through the First American family of funds.

WILL THERE BE ANY COST TO ME AS A RESULT OF THE MERGERS?

No. The costs of the reorganization are the responsibility of U.S. Bancorp. Reorganization costs are not expected to be passed on to shareholders in any way.

WHAT EXPERIENCE WILL FIRST AMERICAN ASSET MANAGEMENT BRING TO THE MANAGEMENT OF THE FUNDS?

First American had more than $78 billion under management as of May 1, 1998 (including $13 billion in assets that came through the Piper Capital acquisition). The firm employs 41 portfolio managers, averaging 20 years of experience. It was formed in 1967 and is a multidiscipline, multiproduct investment firm.

CAN I TRANSFER INTO OTHER FIRST AMERICAN FUNDS WITHOUT A FEE THE WAY I COULD WITH MY PIPER FUNDS?

Yes. If your investment goals or your financial needs change, you may move from one First American Fund to the same class of another First American Fund at net asset value. There is no fee to exchange shares. However, if your new fund has a higher sales charge, you must pay the difference.

IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES? COMPLETE A SPECIAL FORM? SUBMIT SOME SORT OF ORDER?

No. If shareholders approve the mergers, your Piper Funds shares will be exchanged for shares of the appropriate First American Funds automatically. The total value of the First American Fund shares that you receive will be the same as the total value of the Piper Fund shares that you hold immediately before the mergers.

WHEN IS MY PROXY DUE?

We would like to receive your vote as soon as possible. You may cast your vote
 ...

BY MAIL: Please note that you received one proxy ballot for each fund you own. All ballots must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:

Attn: Piper Funds
SEI Fund Resources
530 E. Swedesford Rd.
Wayne, PA  19087

BY PHONE: Call 800 733-8481, ext. 487, and follow the recorded instructions.

If you have not returned your ballot as the July 10 meeting date approaches, you may receive a call from Shareholder Communications Corporation (SCC) reminding you to vote. U.S. Bank National Association has hired SCC to assist with the solicitation of proxies.

WHEN AND WHERE WILL THE SHAREHOLDER MEETING TAKE PLACE?

The shareholder meeting will be held at 10 a.m. on July 10, 1998, on the 11th floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. Piper Capital will validate parking for the Energy Center Ramp located at South Ninth Street and Third Avenue South. Please bring your parking ticket to the meeting for validation. Regardless of whether you plan to attend the meeting, you should vote by phone or return your proxy card(s) in the mail as soon as possible.

Please read the full text of the enclosed proxy statement/prospectus for further information. If you have additional questions, please call your investment professional or Mutual Fund Services at 800 866-7778.

--------------------------------------------------------------------------------
PROPOSED FUND-TO-FUND MERGER MATRIX

PIPER FUND                            FIRST AMERICAN FUND

Emerging Markets Growth...............Emerging Markets*
Pacific-European Growth...............International
Small Company Growth..................Small Cap Growth
Emerging Growth.......................Mid Cap Growth*
Growth................................Large Cap Growth
Growth and Income.....................Large Cap Value
Balanced..............................Balanced
Government Income.....................Fixed Income
Intermediate Bond.....................Intermediate Term Income
Adjustable Rate Mortgage Securities ..Adjustable Rate Mortgage Securities*
Minnesota Tax-Exempt..................Minnesota Tax Free*
National Tax-Exempt...................Tax Free*

* Indicates new funds, created especially for the purposes of the mergers.

                                PIPER FUNDS INC.
          SMALL COMPANY GROWTH FUND, EMERGING GROWTH FUND, GROWTH FUND,
         GROWTH AND INCOME FUND, BALANCED FUND, GOVERNMENT INCOME FUND,
   INTERMEDIATE BOND FUND, NATIONAL TAX-EXEMPT FUND, MINNESOTA TAX-EXEMPT FUND

                              PIPER FUNDS INC.--II
                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                             PIPER GLOBAL FUNDS INC.
           PACIFIC-EUROPEAN GROWTH FUND, EMERGING MARKETS GROWTH FUND

                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804


                                  May 15, 1998



Dear Piper Fund Shareholder:


            On behalf of the Board of Directors of Piper Funds Inc., Piper Funds Inc.--II and Piper Global Funds Inc., we are pleased to invite you to a special shareholder meeting for the Piper Funds. The meeting will be held at the offices of the Piper Funds on July 10, 1998 at 10:00 a.m. central time at 222 South Ninth Street, 11th floor, Minneapolis, Minnesota.

            At the meeting, you will be asked to consider the following proposals: (1) the approval of an interim advisory agreement with Piper Capital Management Incorporated ("Piper Capital"), which became effective on May 1, 1998 (when Piper Jaffray Companies Inc. merged with U.S. Bancorp, as discussed below), (2) if you are a shareholder of Pacific-European Growth Fund or Emerging Markets Growth Fund, the approval of an interim sub-advisory agreement between Piper Capital and Edinburgh Fund Managers plc ("EFM"), which also became effective on May 1, 1998, and (3) a proposed reorganization of your Piper Funds into a similar fund in the First American Family of Funds. The Board of Directors recommends that you vote to approve each proposal.

            The merger of Piper Jaffray Companies Inc. and U.S. Bancorp resulted in the automatic termination of the Piper Funds' investment advisory agreements with Piper Capital, and in the automatic termination of the sub-advisory agreements between Piper Capital and EFM for Pacific-European Growth Fund and Emerging Markets Growth Fund. To avoid disruption of the investment advisory and sub-advisory services provided to the Piper Funds, the Board approved interim advisory agreements with Piper Capital and interim sub-advisory agreements between Piper Capital and EFM, which went into effect on the date of the merger. The terms of these interim advisory and sub-advisory agreements are substantially identical to the terms of the Piper Funds' previous advisory and sub-advisory agreements. At the upcoming meeting, you will be asked to approve the interim advisory agreement applicable to your Fund and, if you are a shareholder of Pacific-European Growth Fund or Emerging Markets Growth Fund, to approve the interim sub-advisory agreement for your fund. By approving these agreements, you also will be approving the receipt of investment advisory fees by Piper Capital and the receipt of sub-advisory fees by EFM under the agreements. These fees are currently being held in escrow.

            At the meeting, you also will be asked to approve the reorganization of your Piper Fund into a similar First American fund advised by U.S. Bank National Association. If approved, this reorganization is expected to take place on or about July 31, 1998, when your Piper Fund shares will be exchanged for First American fund shares of equal value.

            The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus and a Proxy Ballot are enclosed. If you own shares in more than one Piper Fund, more than one Proxy Ballot accompanies these proxy materials.


            YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY BALLOT PROMPTLY, USING THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO HAVE YOUR VOTE RECORDED BY TELEPHONE BY CALLING (800) 733-8481, EXT. 487.

            The interim investment advisory agreements with Piper Capital, the interim sub-advisory agreements between Piper Capital and EFM, the proposed reorganization and the reasons for the Piper Board's recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the new investment advisory and sub-advisory agreements or the reorganization, please do not hesitate to call Piper Capital Mutual Fund Services toll free at (800) 866-7778.


                                         Very truly yours,




                                         Paul A. Dow
                                         Chief Executive Officer,
                                           Piper Capital Management Incorporated

                                PIPER FUNDS INC.
          SMALL COMPANY GROWTH FUND, EMERGING GROWTH FUND, GROWTH FUND,
         GROWTH AND INCOME FUND, BALANCED FUND, GOVERNMENT INCOME FUND,
   INTERMEDIATE BOND FUND, NATIONAL TAX-EXEMPT FUND, MINNESOTA TAX-EXEMPT FUND

                              PIPER FUNDS INC.--II
                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                             PIPER GLOBAL FUNDS INC.
           EMERGING MARKETS GROWTH FUND, PACIFIC-EUROPEAN GROWTH FUND

                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804



                     NOTICE OF SPECIAL SHAREHOLDERS MEETING
                           TO BE HELD ON July 10, 1998


      NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Small Company Growth Fund, Emerging Growth Fund, Growth Fund, Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, series of Piper Funds Inc. ("PFI"), Adjustable Rate Mortgage Securities Fund, a series of Piper Funds Inc.--II ("PFI--II"), and Emerging Markets Growth Fund and Pacific-European Growth Fund, series of Piper Global Funds Inc. ("PGF") (such series of PFI, PFI--II and PGF are sometimes referred to individually as a "Piper Fund" and collectively as the "Piper Funds") will be held at the offices of the Piper Funds, 222 South Ninth Street, 11th floor, Minneapolis, Minnesota on July 10, 1998, at 10:00 a.m. central time for the purpose of considering and voting upon:


            1. FOR EACH PIPER FUND, a proposal to ratify and approve an interim investment advisory agreement between the corporation of which such Fund is a series (either PFI, PFI--II or PGF), on behalf of such Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            2. FOR EACH OF PACIFIC-EUROPEAN GROWTH FUND AND EMERGING MARKETS GROWTH FUND, a proposal to ratify and approve an interim sub-advisory agreement between Piper Capital and Edinburgh Fund Managers plc ("EFM") relating to the respective Fund, and the receipt of sub-advisory fees by EFM under such agreement.

            3. FOR EACH PIPER FUND, a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between First American Investment Funds, Inc. ("FAIF") and the corporation of which such Piper Fund is a series (either PFI, PFI--II or PGF) providing for the transfer of the assets and liabilities of such Piper Fund to a corresponding fund of FAIF in exchange for shares of the corresponding FAIF Fund. A vote in favor of the Reorganization Agreement for PFI or PGF will be considered a vote in favor of an amendment to the articles of incorporation of the respective company required to effect the reorganization as contemplated by the Reorganization Agreement.


            4. FOR EACH PIPER FUND, such other business as may properly come before the Special Meeting or any adjournment(s).


            The proposals are described in the attached Combined Proxy Statement/Prospectus. THE BOARD OF DIRECTORS OF PFI, PFI--II AND PGF RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THESE PROPOSALS.

            Shareholders of record as of the close of business on May 13, 1998 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.


            SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF PFI, PFI--II AND PGF. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS MAY ALSO HAVE THEIR VOTES RECORDED BY TELEPHONE BY CALLING (800) 733-8481, EXT. 487. PLEASE CALL (800) 866-7778 FOR MORE INFORMATION. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE RESPECTIVE PIPER FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. HOWEVER, ATTENDANCE AT THE MEETING WILL NOT BY ITSELF SERVE TO REVOKE A PROXY.


                                     Michael J. Radmer
                                     Secretary

May 15, 1998

                       COMBINED PROXY STATEMENT/PROSPECTUS
                               DATED May 15, 1998


                                PIPER FUNDS INC.
                              PIPER FUNDS INC.--II
                             PIPER GLOBAL FUNDS INC.
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804
                                 1-800-866-7778

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 1-800-637-2548


            This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Piper Funds Inc. ("PFI"), Piper Funds Inc.--II ("PFI--II") and Piper Global Funds Inc. ("PGF") (the "Piper Board") in connection with a Special Meeting of Shareholders of Small Company Growth Fund, Emerging Growth Fund, Growth Fund, Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, series of PFI, Adjustable Rate Mortgage Securities Fund, a series of PFI--II, and Emerging Markets Growth Fund and Pacific-European Growth Fund, series of PGF (such series of PFI, PFI--II and PGF are sometimes referred to individually as a "Piper Fund" and collectively as the "Piper Funds") to be held at 10:00 a.m. central time on July 10, 1998 at the offices of the Piper Funds, 222 South Ninth Street, 11th floor, Minneapolis, Minnesota. At the meeting, shareholders will be asked to vote on the following proposals:



=======================================================================================================
                        Proposals                                 Funds to Which Each Proposal Applies
-------------------------------------------------------------------------------------------------------

1) Ratification and approval of an interim investment             Each Piper Fund
advisory agreement with Piper Capital Management
Incorporated ("Piper Capital") and the receipt of
investment advisory fees by Piper Capital under such
agreement.
-------------------------------------------------------------------------------------------------------
2) Ratification and approval of an interim sub-advisory           Pacific-European Growth Fund
agreement between Piper Capital and Edinburgh Fund                Emerging Markets Growth Fund
Managers plc ("EFM") and the receipt of sub-advisory fees
by EFM under such agreement.
-------------------------------------------------------------------------------------------------------
3) Approval of a proposed Agreement and Plan of                   Each Piper Fund
Reorganization (the "Reorganization Agreement").  For
each Fund which is a series of PFI or PGF, a vote in
favor of the Reorganization Agreement will be considered
a vote in favor of an amendment to the articles of
incorporation of either PFI or PGF, as the case may be,
required to effect the reorganization.
=======================================================================================================



Copies of the interim investment advisory agreements, the interim sub-advisory agreements and the Reorganization Agreements are attached as Appendices I(a),
(b) and (c), II(a) and (b) and III(a), (b) and (c), respectively.

            PFI, PFI--II, PGF and FAIF are open-end management investment companies (mutual funds) that offer their shares in a number of different investment portfolios, or "funds." Each of PFI, PFI--II and PGF has entered into a Reorganization Agreement with FAIF providing for the transfer of the assets and liabilities of the Piper Funds which are series of PFI, PFI--II or PGF, as the case may be, to corresponding investment portfolios of FAIF (the "FAIF Funds") in exchange for shares of designated classes of the FAIF Funds having an equal aggregate value (the "Reorganizations"). As a result of the Reorganizations, shareholders of the Piper Funds will become shareholders of the FAIF Funds.

            The following table sets forth the Piper Funds, the corresponding FAIF Funds into which each Piper Fund will be organized, and the investment objectives of such FAIF Funds.


Piper Fund                      Corresponding FAIF Fund         Investment Objective of FAIF Fund
----------                      -----------------------         ---------------------------------
Small Company Growth Fund       Small Cap Growth Fund           Growth of capital.

Emerging Growth Fund            Mid Cap Growth Fund             Growth of capital.

Growth Fund                     Large Cap Growth Fund           Primary objective of long-term growth of
                                                                capital; secondary objective of current
                                                                income.

Growth and Income Fund          Large Cap Value Fund            Primary objective of capital
                                                                appreciation; secondary objective of
                                                                current income.

Balanced Fund                   Balanced Fund                   Maximizing total return (capital
                                                                appreciation plus income).


Government Income Fund          Fixed Income Fund               High level of current income consistent with
                                                                limited risk to capital.

Intermediate Bond Fund          Intermediate Term Income Fund   Current income consistent with preserva-
                                                                Fund tion of capital.


Minnesota Tax-Exempt Fund       Minnesota Tax Free Fund         Maximum current income which is exempt
                                                                from both federal income tax and
                                                                Minnesota state income tax to the extent
                                                                consistent with prudent investment risk.

National Tax-Exempt Fund        Tax Free Fund                   Maximum current income which is exempt
                                                                from federal taxation to the extent
                                                                consistent with prudent investment risk.

Adjustable Rate Mortgage        Adjustable Rate Mortgage       Providing current income while attempt-
Securities Fund                 Securities Fund                ing to provide a high degree of principal
                                                               stability.

Pacific-European Growth         International Fund             Long-term growth of capital.
Fund

Emerging Markets Growth         Emerging Markets Fund          Long-term growth of capital.
Fund


            Table I under "Information Relating to the Proposed
Reorganization--Description of the Reorganization Agreements" shows the classes of the FAIF Funds to be issued to the shareholders of the corresponding Piper Funds in the Reorganizations.

            This Combined Proxy Statement/Prospectus sets forth concisely the information that a Piper Fund shareholder should know before voting, and should be retained for future reference. For shareholders of the Piper Funds that will be reorganized into the FAIF Small Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Intermediate Term Income Fund, Fixed Income Fund and International Fund (the "Existing FAIF Funds"), this Combined Proxy Statement/Prospectus is accompanied by the following additional documents: (i) the 1997 Annual Report for the Existing FAIF Funds and (ii) the current Prospectus(es) for the Existing FAIF Funds, each dated January 31, 1998, as supplemented through the date hereof. There are no Annual Reports or Prospectuses for the other five FAIF Funds (the "New FAIF Funds"), which have been created for purposes of the Reorganizations and have not yet commenced operations. However, information regarding the New FAIF Funds is set forth in the preliminary prospectuses for the Class A and Class B shares and for the Class Y shares of such Funds, which are attached hereto as Appendix IX and Appendix X, respectively. Additional information relating to this Combined Proxy Statement/Prospectus is set forth in the Statement of Additional Information, dated the date hereof, which is incorporated herein by reference, and in the Prospectuses dated November 24, 1997, as supplemented through the date hereof, for the Piper Funds. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling or writing the Piper Funds or FAIF, at the respective telephone numbers or addresses stated above. The information contained in the Existing FAIF Fund Prospectuses and the Prospectuses for the Piper Funds is incorporated by reference into this Combined Proxy Statement/Prospectus.


            This Combined Proxy Statement/Prospectus is expected to be first sent to shareholders on or about May 29, 1998.


            THE SECURITIES OF THE FAIF FUNDS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PFI, PFI--II, PGF, FAIF OR THEIR RESPECTIVE ADVISERS AND DISTRIBUTORS.

            SHARES OF PFI, PFI--II, PGF AND FAIF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, U.S. BANK NATIONAL ASSOCIATION OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS

SUMMARY...............................................................................    6
      Interim Advisory and Sub-Advisory Agreements ...................................    6
      Piper Board Considerations......................................................    7
      Proposed Reorganizations .......................................................    7
      Overview of the FAIF Funds and the Piper Funds..................................    8
      Piper Funds and FAIF Board Considerations.......................................   11
      Voting Information..............................................................   12

PRINCIPAL RISK FACTORS................................................................   12
      Common Risks....................................................................   12
      Differing Risks of Certain Piper Funds and FAIF Funds...........................   15

INFORMATION RELATING TO THE INTERIM ADVISORY AND SUB-ADVISORY
AGREEMENTS............................................................................   16
      The Merger of Piper Jaffray Companies Inc. and U.S. Bancorp.....................   16
      The Interim Advisory and Sub-Advisory Agreements................................   17
      Information About Piper Capital.................................................   19
      Payments to Piper Capital Affiliates............................................   21
      Affiliated Broker Commissions...................................................   21
      Information About EFM...........................................................   21
      Section 15(f) of the 1940 Act...................................................   22
      Approval of the Piper Board.....................................................   22


INFORMATION RELATING TO THE PROPOSED REORGANIZATIONS..................................   23
      Description of the Reorganization Agreements....................................   24
      Table I--Piper Funds and Corresponding FAIF Funds...............................   24
      Board Considerations............................................................   26
      Capitalization..................................................................   27
      Table II--Pro Forma Capitalization Table (as of September 30, 1997).............   28
      Federal Income Tax Treatment....................................................   32

COMPARISON OF FAIF FUNDS AND PIPER FUNDS..............................................   33
      Investment Objectives and Policies..............................................   33
      Investment Advisory Fees and Total Expense Ratios...............................   34
      Table III--Investment Advisory and Total Expense Information....................   35
      FAIF Funds' Investment Advisory Agreement.......................................   36
      FAIF Funds' Sub-Advisory Agreement..............................................   37
      FAIF Funds' Administration Agreement............................................   37
      Information About U.S. Bank, Piper Capital, Marvin & Palmer and Other Service
        Providers.....................................................................   37
      Share Structure.................................................................   39
      Distribution Plans..............................................................   40
      Shareholder Transactions and Services...........................................   40

INFORMATION RELATING TO VOTING MATTERS................................................   41
      General Information.............................................................   41
      Shareholder and Board Approvals.................................................   43
      Table IV(A)--Piper Funds--5% Ownership as of May 13, 1998.......................   44
      Table IV(B)--FAIF Funds--5% Ownership as of May 8, 1998.........................   47
      Quorum..........................................................................   50
      Annual Meetings.................................................................   50
      Interests of Certain Persons....................................................   50





ADDITIONAL INFORMATION ABOUT THE FAIF FUNDS...........................................   51

ADDITIONAL INFORMATION ABOUT THE PIPER FUNDS..........................................   51

FINANCIAL STATEMENTS..................................................................   51

OTHER BUSINESS........................................................................   51

SHAREHOLDER INQUIRIES.................................................................   52


APPENDICES:

       I(a)        -     FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT FOR PFI

       I(b)        -     FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT FOR PFI--II

       I(c)        -     FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT FOR PGF

       II(a)       -     FORM OF INTERIM SUB-ADVISORY AGREEMENT FOR PACIFIC-EUROPEAN
                         GROWTH FUND

       II(b)       -     FORM OF INTERIM SUB-ADVISORY AGREEMENT FOR EMERGING MARKETS
                         GROWTH FUND

       III(a)      -     FORM OF AGREEMENT AND PLAN OF REORGANIZATION FOR PFI

       III(b)      -     FORM OF AGREEMENT AND PLAN OF
                         REORGANIZATION FOR PFI--II

       III(c)      -     FORM OF AGREEMENT AND PLAN OF
                         REORGANIZATION FOR PGF

       IV(a)       -     PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF PIPER CAPITAL
                         MANAGEMENT INCORPORATED

       IV(b)       -     PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF EDINBURGH FUND
                         MANAGERS PLC

       V           -     COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

       VI          -     FEES AND EXPENSES OF THE PIPER FUNDS AND CORRESPONDING FAIF
                         FUNDS

       VII         -     COMPARISON OF PIPER FUNDS AND FAIF ADVISORY AND SUB-ADVISORY
                         AGREEMENTS

       VIII        -     SHAREHOLDER TRANSACTIONS AND SERVICES

       IX          -     PRELIMINARY PROSPECTUS OF NEW FAIF FUNDS--CLASS A AND CLASS B
                         SHARES

       X           -     PRELIMINARY PROSPECTUS OF NEW FAIF FUNDS--CLASS Y SHARES


       XI          -     MANAGEMENT OF FAIF FUNDS AFTER THE REORGANIZATION

                                     SUMMARY

            The following is a summary of certain information relating to the interim investment advisory and sub-advisory agreements and the proposed Reorganizations, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Piper Funds and the FAIF Funds, and the Appendices attached hereto.


            INTERIM ADVISORY AND SUB-ADVISORY AGREEMENTS. On May 1, 1998, pursuant to an Agreement and Plan of Merger, U.S. Bancorp acquired Piper Jaffray Companies Inc. ("Piper Jaffray") and its direct and indirect subsidiaries (including Piper Capital) by merging a wholly owned subsidiary of U.S. Bancorp with and into Piper Jaffray, with Piper Jaffray as the surviving corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, Piper Capital, the investment adviser to the Piper Funds, became an indirect wholly-owned subsidiary of U.S. Bancorp. In accordance with the terms of the then current investment advisory agreements between Piper Capital and PFI, PFI--II or PGF, on behalf of their respective series (the "Old Advisory Agreements"), and consistent with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Advisory Agreements. Similarly, the sub-advisory agreements between Piper Capital and Edinburgh Fund Managers plc ("EFM") relating to the Pacific-European Growth Fund and Emerging Markets Growth Fund series of PGF (the "Old Sub-Advisory Agreements") also automatically and immediately terminated on the effective date of the Holding Company Merger.

            To better ensure that the Holding Company Merger and these automatic terminations would not disrupt the investment advisory and sub-advisory services provided to the Piper Funds, Piper Capital, EFM and the Piper Funds obtained an exemptive order from the SEC (the "Order"). The Order permitted Piper Capital and EFM, after termination of the Old Advisory and Sub-Advisory Agreements, to enter into new interim investment advisory agreements between Piper Capital and each of PFI, PFI--II and PGF, on behalf of the respective Piper Funds (the "Interim Advisory Agreements"), and new interim sub-advisory agreements between Piper Capital and EFM relating to Pacific-European Growth Fund and Emerging Markets Growth Fund (the "Interim Sub-Advisory Agreements"), without obtaining prior shareholder approval. In accordance with the Order, the Interim Advisory and Sub-Advisory Agreements are subject to ratification and approval by the shareholders of the Piper Funds at a meeting to be held within 120 days after May 1, 1998 (the "Interim Period").

            The Piper Board now is proposing that the shareholders of each Piper Fund ratify and approve their Fund's Interim Advisory Agreement and that the shareholders of each of Pacific-European Growth Fund and Emerging Markets Growth Fund ratify and approve their Fund's Interim Sub-Advisory Agreement. The Interim Advisory and Sub-Advisory Agreements became effective on May 1, 1998, the effective date of the Holding Company Merger. Pending the ratification and approval of the Interim Advisory and Sub-Advisory Agreements, all fees payable under the Agreements are being held in escrow. Any escrowed fees relating to a Piper Fund will be received by Piper Capital or EFM only if the related Interim Advisory or Sub-Advisory Agreement is ratified and approved by the shareholders of such Piper Fund.


            The terms of each Interim Advisory and Sub-Advisory Agreement are substantially identical to the terms of the corresponding Old Advisory or Sub-Advisory Agreement, except for (i) the effective date, (ii) the termination date, and (iii) inclusion of a provision requiring that all fees payable by each Piper Fund under the particular Interim Advisory Agreement, or all fees payable by Piper Capital to EFM under the particular Interim Sub-Advisory Agreement, be held in escrow until the Agreement is approved by the applicable Fund's shareholders. The advisory fee rates payable under each Interim Advisory or Sub-Advisory Agreement are identical to those previously payable under the corresponding Old Advisory or Sub-Advisory Agreement. A description of Piper Capital, EFM, the Interim Advisory and Sub-Advisory Agreements and the services provided by Piper Capital or EFM thereunder is set forth below under the heading "Information Relating to the Interim Advisory and Sub-Advisory Agreements." Copies of the Interim Advisory Agreements are attached to this Combined Proxy Statement/Prospectus as Appendices I(a), I(b) and I(c). Copies of the Interim Sub-Advisory Agreements are attached to this Combined Proxy Statement/Prospectus as Appendices II(a) and II(b). The descriptions of the Interim Advisory and Sub-Advisory Agreements are qualified in their entirety by reference to the copies of such agreements attached hereto.

            If ratified and approved, an Interim Advisory or Sub-Advisory Agreement will continue in effect with respect to the Piper Funds covered thereby either (i) for an initial period of two years from the effective date of such Agreement and thereafter for successive one-year terms, subject to certain annual approval requirements, or (ii) until the related Reorganization is completed (which, subject to various conditions described herein, is expected to occur on or about July 31, 1998) (the "Closing"), whichever occurs earlier. In the event that an Interim Advisory or Sub-Advisory Agreement is not ratified and approved with respect to a Piper Fund, the fees held in escrow with respect to that Fund will be returned to the Fund, and the Piper Board will consider what actions should be taken with respect to management of the assets of the Piper Fund until a new investment advisory or sub-advisory agreement is approved by the shareholders of the Fund or the Reorganization occurs.

            PIPER BOARD CONSIDERATIONS. In approving the Interim Advisory and Sub-Advisory Agreements and recommending their ratification and approval to the shareholders of the Piper Funds, the Piper Board considered, among other things, that the provisions of the Interim Advisory and Sub-Advisory Agreements were substantially identical to those of the Old Advisory and Sub-Advisory Agreements; in particular, that the advisory fee rates were exactly the same as under the Old Advisory and Sub-Advisory Agreements. In addition, Piper Capital and EFM provided assurances that the investment advisory and sub-advisory services provided to the Piper Funds during the Interim Period would not be diminished in scope or quality, and agreed to certain conditions that were intended to protect the interests of shareholders. See "Information Relating to the Interim Advisory and Sub-Advisory Agreements--Approval of the Piper Board." THE PIPER BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH PIPER FUND RATIFY AND APPROVE THE INTERIM ADVISORY AGREEMENT APPLICABLE TO SUCH FUND AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY PIPER CAPITAL UNDER SUCH AGREEMENT, AND THAT SHAREHOLDERS OF PACIFIC-EUROPEAN GROWTH FUND AND EMERGING MARKETS GROWTH FUND RATIFY AND APPROVE THEIR RESPECTIVE INTERIM SUB-ADVISORY AGREEMENT AND THE RECEIPT OF SUB-ADVISORY FEES BY EFM UNDER SUCH AGREEMENT.

            PROPOSED REORGANIZATIONS. Each of PFI, PFI--II and PGF has entered into a reorganization agreement with FAIF (the "Reorganization Agreements"). Other than the parties to such agreements, the terms of the Reorganization Agreements are substantially identical (except that, because PFI--II has only a single series of shares outstanding, its Reorganization Agreement does not require the filing of an amendment to PFI--II's articles of incorporation to effect the Reorganization). The Reorganization Agreements provide for: (i) the transfer of all of the assets and liabilities of each of the twelve Piper Funds to FAIF in exchange for shares of designated classes of the corresponding FAIF Funds of equal value; and (ii) the distribution of these FAIF Fund shares to the shareholders of the Piper Funds in liquidation of the Piper Funds. The Reorganizations are subject to a number of conditions with respect to each Piper Fund, including the shareholder approvals described below. Following the Reorganizations, it is contemplated that there will be a winding up of the affairs of PFI, PFI--II and PGF, including the deregistration of each as an investment company under the 1940 Act.

            As a result of the proposed Reorganizations, each shareholder of a Piper Fund will become a shareholder of the corresponding FAIF Fund and will hold, immediately after the Closing, shares of the designated class of the corresponding FAIF Fund having a total value equal to the total value of the shares of the Piper Fund the shareholder holds immediately before the Closing. Table I, under "Information Relating to the Proposed Reorganizations -- Description of the Reorganization

Agreements," shows each class of each Piper Fund and the corresponding class of each corresponding FAIF Fund.

            Each Reorganization Agreement provides that the respective Reorganization may be abandoned at any time prior to the Closing upon the mutual consent of both PFI, PFI--II or PGF, as the case may be, and FAIF, among other reasons. For further information, see "Information Relating to the Proposed Reorganizations--Description of the Reorganization Agreements."

            OVERVIEW OF THE FAIF FUNDS AND THE PIPER FUNDS. The investment objectives, policies and restrictions of the Piper Funds are, in general, similar to those of their corresponding FAIF Funds. There are, however, differences. A brief summary of the FAIF Funds and the corresponding Piper Funds is provided below. Additional information is provided in Appendix V to this Combined Proxy Statement/Prospectus, which sets forth the investment objectives and certain significant investment policies and limitations of the FAIF Funds and the Piper Funds.


            Piper Small Company Growth Fund and FAIF Small Cap Growth Fund have similar investment objectives of long-term capital appreciation and growth of capital, respectively. Each Fund invests at least 65% of its total assets under normal conditions in small companies with, in the opinion of the Fund's adviser, the potential for superior growth. The Funds' definitions of what will be considered a small company vary, however, which may result in some differences in the average market capitalizations of the Funds' respective portfolios. As of March 31, 1998, the average market capitalizations of the portfolio securities held by Piper Fund and the FAIF Fund were $672,000,000 and $534,000,000, respectively. In addition, the Piper Fund does not invest in convertible securities, whereas the FAIF Fund may.

            Piper Emerging Growth Fund and FAIF Mid Cap Growth Fund have similar investment objectives of long-term capital appreciation and growth of capital, respectively. The Piper Fund invests at least 65% of its total assets under normal market conditions in common stocks of emerging growth companies that the adviser believes offer superior growth potential. The FAIF Fund invests at least 65% of its total assets under normal market conditions in equity securities of mid-capitalization companies that the adviser believes offer superior growth potential. The definitions of emerging growth companies and mid-capitalization companies vary, which may result in some differences in the average capitalizations of the Funds' respective portfolios. As of March 31, 1998, the average market capitalization of the Piper Fund was $3,743,000,000. The FAIF Fund had not commenced operations as of March 31, 1998. In addition, the Piper Fund does not invest in convertible securities, whereas the FAIF Fund may.


            Piper Growth Fund and FAIF Large Cap Growth Fund have similar investment objectives. Piper Growth Fund has a primary objective of long-term capital appreciation and secondary objectives of current income and conservation of principal. FAIF Large Cap Growth Fund has a primary objective of long-term growth of capital and a secondary objective of current income. In attempting to achieve its objective, the Piper Fund normally invests at least 90% of its total assets in common stocks, securities convertible into or that carry the right to buy common stocks and repurchase agreements, and invests at least 60% of its total assets in securities of companies with market capitalizations of over $1 billion. The Piper Fund does not invest, under normal market conditions, in debt securities (other than convertible securities). The FAIF Fund invests at least 65% of its total assets under normal market conditions in common stocks of companies with market capitalizations of at least $1 billion, and may invest up to 35% of its total assets in stocks of smaller companies and fixed income securities.


            Piper Growth and Income Fund and FAIF Large Cap Value Fund have similar investment objectives. Piper Growth and Income Fund has an objective of current income and long-term growth of capital and income. FAIF Large Cap Value Fund has a primary objective of capital appreciation; current income is a secondary objective. Securities in which the Funds invest are similar. The Piper Fund invests under normal market conditions primarily in common stocks and securities convertible into common stocks, although the Fund also may invest in debt securities. The FAIF Fund invests at least 65% of its total assets under normal market conditions in common stocks of companies with market capitalizations of at least $1 billion, and 35% of its total assets in stocks of smaller companies and fixed income securities. Although the Piper Fund does not have a stated capitalization limit similar to that of the FAIF Fund, it emphasizes securities of large, established companies.


            Piper Balanced Fund and FAIF Balanced Fund have similar investment objectives. Piper Balanced Fund has objectives of both current income and long-term capital appreciation consistent with conservation of principal. FAIF Balanced Fund has an objective of maximizing total return (capital appreciation plus income). The Funds' permissible investments are very similar, with each Fund having the ability to invest in both equity securities and fixed income securities. Both Funds may invest in certain derivative securities. The Piper Fund may invest, in the aggregate, up to 5% of its net assets in inverse floating rate, interest-only, principal-only, inverse interest-only and Z tranches of collateralized mortgage obligations, and stripped mortgage-related securities. The FAIF Fund may invest up to 10% of its total fixed income assets in interest-only, principal-only, inverse interest-only or inverse floating rate mortgage-backed securities. The FAIF Fund has no limitations on investments in Z tranches of collateralized mortgage obligations.

            Piper Minnesota Tax-Exempt Fund and FAIF Minnesota Tax Free Fund have nearly identical investment objectives. The Piper Fund has an objective of seeking maximum current income exempt from both federal and Minnesota state income taxes, consistent with prudent investment risk and preservation of capital. The FAIF Fund has an objective of providing maximum current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk. Each Fund invests, under normal market conditions, at least 80% of its net assets in municipal securities the interest payable on which is exempt, in the opinion of bond counsel to the issuer, from federal and Minnesota state income taxes, including the federal and state alternative minimum tax.

            Piper National Tax-Exempt Fund and FAIF Tax Free Fund also have nearly identical investment objectives. The Piper Fund has an objective of seeking maximum current income exempt from federal income taxes, consistent with prudent investment risk and preservation of capital. The FAIF Fund has an objective of providing maximum current income which is exempt from federal income tax to the extent consistent with prudent investment risk. Each Fund invests, under normal market conditions, at least 80% of its net assets in municipal securities the interest payable on which is exempt, in the opinion of bond counsel to the issuer, from federal income tax, including the federal alternative minimum tax.

            Piper Intermediate Bond Fund and FAIF Intermediate Term Income Fund have similar investment objectives of high current income consistent with preservation of capital, for the Piper Fund, and current income consistent with preservation of capital, for the FAIF Fund. Types of securities in which the Funds invest are similar. The Piper Fund invests, under normal market conditions, at least 65% of its total assets in securities issued, or guaranteed as to the payment of principal and interest, by the U.S. government, its agencies or its instrumentalities, corporate fixed income securities and other fixed income securities, including mortgage-and asset-backed securities. Securities must be investment grade or of comparable quality, as determined by the Fund's adviser. The FAIF Fund invests in investment grade debt securities, at least 65% of which must be U.S. government obligations or corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's") or assigned an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"). The Piper Fund and the FAIF Fund attempt to maintain weighted average maturities of three to ten years and two to seven years, respectively. Thus, the Piper Fund may have a slightly longer weighted average maturity. The FAIF Fund may invest up to 10% of its total assets, in the aggregate, in inverse floating rate, inverse interest-only, interest-only and principal-only mortgage-backed securities. The Piper Fund may not invest in such securities.

            Piper Government Income Fund and FAIF Fixed Income Fund have similar investment objectives of high current income consistent with, in the case of the Piper Fund, preservation of capital, and, in the case of the FAIF Fund, limited risk to capital. There are some differences, however, in the types of securities in which the Funds invest to pursue their objectives. The Piper Fund invests at least 65% of its total assets, under normal market conditions, in securities issued, or guaranteed as to the payment of principal and interest, by the U.S. government, its agencies or instrumentalities. Much of the Piper Fund is invested in mortgage-related securities. The Piper Fund may invest up to 10% of its total assets in mortgage-related securities issued by private entities. The Piper Fund does not invest in corporate debt obligations (other than short-term money market securities). The FAIF Fund invests in U.S. government obligations and investment grade debt securities. At least 65% of such investments are U.S. government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by S&P or Moody's or assigned an equivalent rating by another NRSRO. The Piper Fund may invest up to 10% of its net assets, in the aggregate, in inverse floating rate, inverse interest-only, interest-only and principal-only mortgage-backed securities. The FAIF Fund may invest up to 10% of its total assets in such securities.

            Piper Adjustable Rate Mortgage Securities Fund and FAIF Adjustable Rate Mortgage Securities Fund have similar investment objectives. Piper Adjustable Rate Mortgage Securities Fund has an investment objective of seeking maximum current income consistent with low volatility of principal. FAIF Adjustable Rate Mortgage Securities Fund has an objective of providing current income while attempting to provide a high degree of principal stability. The principal investments of the Funds are also identical, with each Fund investing, under normal market conditions, at least 65% of its total assets in mortgage-related securities having adjustable interest rates which reset at periodic intervals (adjustable rate mortgage securities).


            Piper Pacific-European Growth Fund and FAIF International Fund have similar investment objectives of long-term capital appreciation and long-term growth of capital, respectively. Under normal market conditions, the Piper Fund invests at least 65% of its total assets in common stocks of companies located in at least three countries of the Pacific Basin or Europe. The Piper Fund does not invest in stocks of U.S. companies. Up to 25% of the Piper Fund's total assets may be invested in other areas of the world. Under normal market conditions, the FAIF Fund invests at least 65% of its total assets in equity securities which trade in markets other than the United States. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries. It is possible, although not currently anticipated, that up to 35% of the FAIF Fund's assets could be invested in United States companies. As a result of these differences in investment policies, the countries in which the Piper Fund and the FAIF Fund invest may differ significantly.

            Piper Emerging Markets Growth Fund and FAIF Emerging Markets Fund have investment objectives of long-term capital appreciation and long-term growth of capital, respectively. The Funds' principal investments are very similar, with the Funds investing, under normal market conditions, at least 65% of total assets in common stocks, in the case of the Piper Fund, and equity securities, in the case of the FAIF Fund, which trade in the world's emerging markets. The Piper Fund normally will maintain investments in at least three countries having emerging markets. The FAIF Fund normally will maintain investments in at least six such countries.


            The investment objective of each Piper Fund, other than Pacific-European Growth Fund, is fundamental, which means that it cannot be changed without the vote of a majority of the outstanding shares (as defined in the 1940 Act) of such Fund. Each FAIF Fund's investment objective (and the investment objective of the Pacific-European Growth Fund) is non-fundamental, which means that it can be changed without a vote of shareholders. Shareholders will receive written notification at least 30 days prior to any change in a FAIF Fund's investment objective.

            In addition to any differences outlined above, there are other differences between the Piper Funds and the FAIF Funds which should be considered. Additional information is provided below under "Comparison of FAIF Funds and Piper Funds - Investment Objectives and Policies" and in Appendix V to this Combined Proxy Statement/Prospectus, which sets forth the investment objectives and certain significant investment policies and limitations of the FAIF Funds and the Piper Funds.

            As discussed under "Comparison of FAIF Funds and Piper Funds--Investment Advisory Fees and Total Expense Ratios," U.S. Bank currently serves as the investment adviser to each Existing FAIF Fund, and will serve as the investment adviser to each of the New FAIF Funds. Table III thereunder shows the investment advisory fees paid by the Piper Funds during their latest fiscal year and the investment advisory fees that would be paid after consummation of the Reorganization. Table III also shows that in all cases, except with respect to the Class Y shares of FAIF Intermediate Term Income Fund, the overall expense ratios of the FAIF Funds, after any fee waivers that are currently in effect, are expected to be less than the overall expense ratios of the corresponding Piper Funds. In addition, in this regard, U.S. Bank has agreed that for a two-year period commencing on the Closing, U.S. Bank will waive fees and reimburse expenses to the FAIF Funds to the extent necessary so that no FAIF Fund will have total fund operating expense ratios in excess of those currently applicable to its corresponding Piper Fund (except for the Class Y shares of FAIF Intermediate Term Income Fund), taking into account current Piper Fund fee waivers and expense reimbursements. The Piper Funds and the FAIF Funds have different investment advisers (and sub-advisers in the case of the Piper Funds and FAIF Funds investing primarily in foreign securities), administrators, custodians, transfer agents and directors, as discussed under "Comparison of FAIF Funds and Piper Funds--Information About U.S. Bank, Piper Capital, Marvin
& Palmer and Other Service Providers." Appendix VI to this Combined Proxy Statement/Prospectus provides additional information about the fees and expenses for each of the FAIF Funds and corresponding Piper Funds.


            As discussed under "Comparison of FAIF Funds and Piper Funds--Share Structure," the FAIF Funds will issue Class A and Class Y shares in connection with the Reorganization. Certain FAIF Funds also offer Class B shares. Class A and Class B shares of the FAIF Funds are sold to the general public as well as to retail customers of banks and other institutions. Class A shares are sold with a front-end sales charge. Class B shares are sold at net asset value, but are subject to a contingent deferred sales charge if sold during the first six years after purchase. In addition, Class B shares are subject to higher Rule 12b-1 fees than Class A shares. Class Y Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Such shares are offered at net asset value without any front-end or contingent deferred sales charge and are not subject to any Rule 12b-1 fees. Each of the Piper Funds offers Class A shares, and certain Piper Funds also offer Class B and/or Class Y shares. Class A, Class B and Class Y shares of the Piper Funds are similarly structured to Class A, Class B and Class Y shares, respectively, of the FAIF Funds. There are certain differences with respect to the sales charge structures of the Piper Funds and the FAIF Funds. (See Appendix V.) NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE FAIF FUND SHARES THAT ARE ISSUED TO PIPER FUND SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.


            With certain exceptions, the purchase, redemption, dividend and other policies and procedures of the FAIF Funds and the Piper Funds are generally similar. Additional information concerning these policies and procedures for the Piper Funds and the FAIF Funds is discussed further under "Comparison of FAIF Funds and Piper Funds--Shareholder Transactions and Services" and in Appendix VIII to this Combined Proxy Statement/Prospectus. In addition, Appendix XI sets forth a list of the Piper Funds' current portfolio managers, and of the portfolio managers of the FAIF Funds after the Reorganizations, which is subject to change.


            PIPER FUNDS AND FAIF BOARD CONSIDERATIONS. In reviewing the proposed Reorganizations, the Piper Board and the FAIF Board of Directors considered, among other things, (i) the terms and conditions of the Reorganization Agreements, including provisions intended to avoid the dilution of shareholder interests; (ii) the investment management capabilities of U.S. Bank; (iii) the sub-advisory capabilities of Marvin & Palmer Associates, Inc., with respect to the FAIF International Fund and FAIF Emerging Markets Fund; (iv) the capabilities of the administrator, distributor and other service providers to the FAIF Funds; (v) the systems capabilities of U.S. Bank to provide shareholder servicing, reporting and systems integration with related programs for Piper Funds shareholders; (vi) the potential synergies of the distribution channels used by the FAIF Funds and the Piper Funds; (vii) the comparative investment objectives, policies and limitations of the FAIF Funds and the Piper Funds;
(viii) the historical investment performance of the FAIF Funds and the Piper Funds; (ix) the historical and projected operating expenses of the FAIF Funds and the Piper Funds (both with and without waivers and expense reimbursements); and (x) the anticipated tax treatment of the Reorganizations. See "Information Relating to the Proposed Reorganizations--Board Considerations."

            Based upon their evaluations of the information presented to them, and in light of their fiduciary duties under Federal and state law, the Piper Board and the Board of Directors of FAIF, including all of the members of each Board who are not interested persons, as that term is defined in the 1940 Act, of PFI, PFI--II or PGF, or of FAIF, have determined that the proposed Reorganizations are in the best interests of the shareholders of the Piper Funds and FAIF Funds, respectively, and that the interests of the shareholders of the respective Piper Funds and FAIF Funds will not be diluted as a result of the Reorganizations. THE PIPER BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH PIPER FUND APPROVE THE REORGANIZATION AGREEMENT FOR SUCH FUND.


            VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Piper Board for a Special Meeting of Shareholders to be held at the offices of the Piper Funds, 222 South Ninth Street, 11th floor, Minneapolis, Minnesota, on July 10, 1998 at 10:00 a.m. central time. (This special meeting and any adjournment(s) thereof are referred to as the "Meeting.") Only shareholders of record at the close of business on May 13, 1998 will be entitled to vote at the Meeting. Each shareholder is entitled to one vote for each share held and to a fractional vote for any fractional share held. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Piper Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. However, attendance at the Meeting will not by itself serve to revoke a proxy. For additional information, including a description of the shareholder votes required for approval of the Interim Advisory and Sub-Advisory Agreements and the Reorganization Agreements, see "Information Relating to Voting Matters."


                             PRINCIPAL RISK FACTORS

            COMMON RISKS. Because of the similarities of the investment objectives, policies and restrictions of the Piper Funds and their corresponding FAIF Funds, Piper Funds' management believes that an investment in a FAIF Fund involves risks that are generally similar to those of the corresponding Piper Fund. These investment risks, in general, are those typically associated with investing in a portfolio of government or investment grade bonds in the case of funds investing primarily in taxable debt securities; investment grade municipal obligations in the case of funds investing primarily in tax-exempt debt securities; and common stocks and securities convertible into common stocks in the case of funds investing primarily in equity securities. The Piper Funds and FAIF Funds that invest in foreign securities are subject to the additional risks of foreign investments. The principal differences in the risks associated with investments in certain Piper Funds and the corresponding FAIF Funds are set forth below under "Differing Risks of Certain Piper Funds and FAIF Funds." The general investment risks applicable to the Piper Funds and the FAIF Funds include the following:

            INTEREST RATE RISK. The Piper Funds and the FAIF Funds that invest in fixed-rate taxable and tax-exempt debt securities are subject to interest rate risk, which is the risk that the value of a debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a debt security declines. Conversely, when interest rates decline, the value of a debt security generally increases. Thus, shareholders in these Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.

            CREDIT RISK. The Piper Funds and the FAIF Funds that invest in taxable and tax-exempt debt securities also are subject to credit risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities issued or guaranteed by the U.S. government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the U.S. government, and securities issued by private entities, are subject to higher levels of credit risk. The following Piper Funds and FAIF Funds may each invest in debt securities rated as low as BBB by S&P or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or are of comparable quality in the judgment of the investment adviser: FAIF Small Cap Growth Fund, FAIF Mid Cap Growth Fund, FAIF Large Cap Growth Fund, FAIF Large Cap Value Fund, FAIF Balanced Fund, FAIF Minnesota Tax Free Fund, FAIF Tax Free Fund, FAIF Intermediate Term Income Fund, FAIF Fixed Income Fund, Piper Growth and Income Fund, Piper Balanced Fund, Piper Minnesota Tax-Exempt Fund, Piper National Tax-Exempt Fund and Piper Intermediate Bond Fund. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

            CALL RISK. Many corporate and municipal bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that bonds will be called during a period of declining market interest rates so that such refinancings may take place.

            If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable corporate or municipal bonds, shareholders bear the risk that reductions in income will result from the call of bonds. Most U.S. government securities are not callable before their stated maturity, although U.S. agency securities often are.

            MORTGAGE-BACKED SECURITIES. Because residential mortgage loans generally can be prepaid in whole or in part by the borrowers at any time without any prepayment penalty, the holder of a mortgage-backed security which represents an interest in a pool of such mortgage loans is subject to a form of call risk which is generally called "prepayment risk." In addition, it is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument and the magnitude of such effects may be greater in some cases. For these reasons, a Fund's investments in mortgage-backed securities may involve greater risks than investments in governmental or corporate bonds.

            POLITICAL AND ECONOMIC CONDITIONS. The value of municipal obligations owned by Piper Minnesota Tax-Exempt Fund, Piper National Tax-Exempt Fund, FAIF Minnesota Tax Free Fund and FAIF Tax Free Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of certain municipal obligations may also be adversely affected by the enactment of changes to certain federal or state income tax laws, including, but not limited to, income tax rate reductions or the imposition of a flat tax. Municipal obligations held by Piper Minnesota Tax-Exempt Fund and FAIF Minnesota Tax Free Fund will be particularly affected by local conditions in the State of Minnesota.

            RISKS OF EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Funds investing in equity securities is subject to the risk of generally adverse equity markets.

            SMALL-CAPITALIZATION COMPANIES. Piper Small Company Growth Fund and FAIF Small Cap Growth Fund emphasize investments in companies with relatively small market capitalizations. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. The other Funds that invest primarily in equity securities may invest lesser proportions of their assets in such issues.

            MID-CAPITALIZATION COMPANIES. Piper Emerging Growth Fund and FAIF Mid Cap Growth Fund emphasize investments in mid-capitalization stocks. While these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk and may be subject to more abrupt or erratic market movements than those of larger, more established companies. The other Funds that invest primarily in equity securities may invest lesser proportions of their assets in such issues.

            FOREIGN SECURITIES. Piper Pacific-European Growth Fund, Piper Emerging Markets Growth Fund, FAIF International Fund and FAIF Emerging Markets Fund invest primarily in equity securities which trade in markets other than the United States. The other Funds (other than Piper Intermediate Bond Fund, Piper Government Income Fund, Piper Minnesota Tax-Exempt Fund, Piper National Tax-Exempt Fund, Piper Adjustable Rate Mortgage Securities Fund, FAIF Minnesota Tax Free Fund, FAIF Tax Free Fund and FAIF Adjustable Rate Mortgage Securities
Fund) may invest lesser proportions of their assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

            Funds investing in non-U.S. dollar denominated foreign securities are also subject to currency risk. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to Fund shareholders.

            In addition, there may be less publicly available information about a foreign company than a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

            EMERGING MARKETS. Piper Emerging Markets Growth Fund and FAIF Emerging Markets Fund invest primarily, and Piper Pacific-European Growth Fund and FAIF International Fund invest to a lesser extent, in securities of companies located in the world's emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

            DERIVATIVE MORTGAGE-BACKED SECURITIES. Certain Piper Funds and FAIF Funds may invest to a limited extent in inverse floating rate, inverse interest-only, interest-only and principal-only mortgage-backed securities. Such securities can be extremely sensitive to interest rate changes and are therefore more volatile than conventional debt securities. Some of these securities may decline in value at times when other debt securities are increasing in value. Conversely, some may increase in value at times when conventional debt securities are decreasing.


            OTHER. The Piper Funds and the FAIF Funds may engage in certain investment techniques to the extent set forth in their respective prospectuses. These techniques include entering into repurchase agreements, reverse repurchase agreements and mortgage dollar roll agreements, purchasing and selling put and call options, entering into futures contracts, purchasing securities on a when-issued or delayed-delivery basis and lending portfolio securities. These techniques involve certain risks, as described in the prospectuses for the Existing FAIF Funds and the Piper Funds which are incorporated by reference in this Combined Proxy Statement/Prospectus, and in the preliminary prospectuses for the Class A and Class B shares and for the Class Y shares of the New FAIF Funds, which are attached to this Combined Proxy Statement/Prospectus as Appendix IX and Appendix X, respectively.


            DIFFERING RISKS OF CERTAIN PIPER FUNDS AND FAIF FUNDS. As discussed above, Piper Growth Fund does not invest in debt securities under normal market conditions (other than convertible securities), whereas FAIF Large Cap Growth Fund may invest up to 35% of its total assets in such securities. As a result, the FAIF Fund may be subject to the risks of debt securities discussed under "Common Risks," whereas the Piper Fund will not generally be subject to such risks.

            As discussed above, Piper Government Income Fund is required to invest at least 65% of its total assets, under normal market conditions, in securities issued, or guaranteed as to the payment of principal and interest, by the U.S. government, its agencies or instrumentalities. The Fund may invest up to 10% of its total assets in mortgage-related securities issued by private entities. The Fund does not invest in corporate debt obligations (other than short-term money market securities). FAIF Fixed Income Fund invests in U.S. government obligations and investment grade corporate debt obligations, mortgage-backed securities and asset-backed securities. Because FAIF Fixed Income Fund may invest to a greater extent in non-U.S. government debt obligations, it may be subject to a greater degree of credit risk than Piper Government Income Fund.

            There may also be differing degrees of credit risk in the Piper Intermediate Bond Fund and the FAIF Intermediate Term Income Fund. The FAIF Fund invests in investment grade debt securities, at least 65% of which must be U.S. government obligations or corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by S&P or Moody's or assigned an equivalent rating by another NRSRO. The Piper Fund does not require that a certain percentage of its assets be rated A or better. Thus, the FAIF Fund's portfolio may have a higher average credit quality and therefore may be subject to less credit risk. The Piper and FAIF Funds may also be subject to different risks as a result of the FAIF Fund's ability to invest in certain derivative mortgage-backed securities. The FAIF Fund may invest up to 10% of its total assets, in the aggregate, in inverse floating rate, inverse interest-only, interest-only and principal-only mortgage-backed securities. The Piper Fund may not invest in such securities. Such securities can be extremely sensitive to interest rate changes and therefore more volatile than conventional debt securities. Some of these securities may decline in value at times when other debt securities are increasing in value. Conversely, some may increase in value at times when conventional debt securities are decreasing.

            As discussed above, both the Piper Balanced Fund and FAIF Balanced Fund may invest in Z tranches of collateralized mortgage obligations. However, the Piper Balanced Fund may invest up to 5% of its net assets in such obligations while FAIF Balanced Fund has no limitation on such obligations.

The market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a conventional debt security.


            As discussed above, the countries in which Piper Pacific-European Growth Fund and FAIF International Fund invest may differ significantly. This may result in differing investment risks for the Funds relating to the different risks associated with particular countries.

            Certain other differences between the Piper Funds and the FAIF Funds are discussed above under "Summary--Overview of the FAIF Funds and the Piper Funds" and in Appendix V to this combined Proxy Statement/Prospectus.

                       INFORMATION RELATING TO THE INTERIM
                      ADVISORY AND SUB-ADVISORY AGREEMENTS


            THE MERGER OF PIPER JAFFRAY COMPANIES INC. AND U.S. BANCORP. On May 1, 1998, pursuant to an Agreement and Plan of Merger dated as of December 14, 1997 (the "Merger Agreement"), U.S. Bancorp acquired Piper Jaffray and its direct and indirect subsidiaries (including Piper Capital) by merging Cub Acquisition Corporation (the "Merger Subsidiary") with and into Piper Jaffray, with Piper Jaffray as the surviving corporation. The Merger Subsidiary was a wholly owned subsidiary of U.S. Bancorp, organized for the purpose of participating in the Holding Company Merger. On the date and at the time when the Holding Company Merger became effective (the "Effective Time"), the Merger Subsidiary merged into Piper Jaffray with Piper Jaffray as the surviving corporation and a wholly owned subsidiary of U.S. Bancorp.


            At the Effective Time, each issued and outstanding share of the common stock, $1.00 par value, of Piper Jaffray common stock other than treasury shares and dissenters' shares was converted into the right to receive $37.25 in cash, without interest thereon. Shares of Piper Jaffray common stock held by Piper Jaffray or any of its subsidiaries and shares of Piper Jaffray common stock the holders of which perfected their dissenters' rights to payment under Delaware law immediately prior to the Effective Time were excluded from this conversion.

            The officers and directors of Piper Capital had no interest in the Holding Company Merger other than as a result of their ownership of shares of Piper Jaffray common stock. The officers and directors of U.S. Bank had no interest in the Holding Company Merger.


            As a result of the Holding Company Merger, Piper Capital, the investment adviser to the Piper Funds, became an indirect wholly-owned subsidiary of U.S. Bancorp. In accordance with the terms of the Old Advisory and Sub-Advisory Agreements and consistent with the requirements of the 1940 Act, this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Advisory and Sub-Advisory Agreements. The Old Advisory Agreements between Piper Capital and PFI, PFI--II and PGF were dated February 19, 1987, June 21, 1995 and August 28, 1992, respectively, were adopted by the sole shareholder of each Piper Fund prior to commencement of operations (except that the shareholders of Pacific-European Growth Fund approved the Old Advisory Agreement for their Fund at a meeting held June 19, 1992), and were last approved by the Piper Board on May 23, 1997. The Old Sub-Advisory Agreements relating to Pacific-European Growth Fund and Emerging Markets Growth Fund were dated August 28, 1992 and June 21, 1996, respectively. The sub-advisory agreement relating to Pacific-European Growth Fund was approved by Fund shareholders at a meeting held June 19, 1992, the sub-advisory agreement relating to Emerging Markets Growth Fund was approved by the Fund's sole shareholder prior to commencement of operations, and both Old Sub-Advisory Agreements were last approved by the Piper Board on May 23, 1997. Table III, under "Comparison of FAIF Funds and Piper Funds--Investment Advisory Fees and Total Expense Ratios," shows for their latest fiscal year the advisory fees paid to Piper Capital by the Piper Funds, amounts paid by Piper Capital to EFM under the Old Sub-Advisory Agreements for Pacific-European Growth Fund and Emerging Markets Growth Fund, and the contractual rates that Piper Capital and EFM were entitled to receive. (Neither Piper Capital nor EFM waived any fees during such fiscal year under their respective advisory and sub-advisory agreements.)


            To better ensure that the automatic terminations of the Old Advisory and Sub-Advisory Agreements would not disrupt the investment advisory and sub-advisory services provided to the Piper Funds, Piper Capital, EFM and the Piper Funds filed an exemptive order application with the SEC on March 12, 1998. This application requested that the SEC permit Piper Capital and EFM, after termination of the Old Advisory and Sub-Advisory Agreements as a result of the Holding Company Merger, to enter into the Interim Advisory and Sub-Advisory Agreements prior to obtaining shareholder approval. The application also requested that the SEC permit Piper Capital and EFM to receive fees (which are currently held in escrow) under the respective Interim Advisory and Sub-Advisory Agreements, subject to approval of such agreements by the shareholders of the respective Piper Funds at a meeting to be held no later than August 31, 1998. In connection with this application, Piper Capital and EFM agreed to take steps to ensure that the scope and quality of the investment advisory and sub-advisory services will be the same during the Interim Period as previously provided under the Old Advisory and Sub-Advisory Agreements. The requested Order was granted by the SEC on April 21, 1998.

            THE INTERIM ADVISORY AND SUB-ADVISORY AGREEMENTS. As a result of the automatic termination of the Old Advisory and Sub-Advisory Agreements as described above, the Piper Board is proposing that the shareholders of each Piper Fund ratify and approve the Fund's Interim Advisory Agreement, and that the shareholders of each of Pacific-European Growth Fund and Emerging Markets Growth Fund ratify and approve the Fund's Interim Sub-Advisory Agreement. The Interim Advisory and Sub-Advisory Agreements became effective on May 1, 1998, the date of the Holding Company Merger. Pending such ratification and approvals, in accordance with the conditions of the Order, all fees payable by the Piper Funds under the Interim Advisory Agreements, including all fees payable by Piper Capital to EFM under the Interim Sub-Advisory Agreements, are being held in escrow. Such escrowed fees attributable to a Piper Fund will be released to Piper Capital or, in the case of an Interim Sub-Advisory Agreement, to EFM, only if the Interim Advisory or Sub-Advisory Agreement applicable to such Fund is ratified and approved by the shareholders of such Fund. If ratified and approved, the Interim Advisory and Sub-Advisory Agreements will continue in effect for an initial period of two years and thereafter for successive one-year terms, subject to certain annual approval requirements, or until the Closing (which, subject to various conditions described herein, is expected to occur on or about July 31, 1998), whichever occurs earlier. In the event an Interim Advisory or Sub-Advisory Agreement is not ratified and approved with respect to a Piper Fund, in accordance with the conditions of the Order, the escrowed fees payable by that Fund will be returned to the Fund and the Piper Board will consider what actions should be taken with respect to management of the assets of the Piper Fund until a new investment advisory or sub-advisory agreement is approved by the shareholders of the Fund or the Reorganization applicable to such Fund occurs.


            The terms of the Interim Advisory and Sub-Advisory Agreements, which are more fully described below, are substantially identical to the terms of the Old Advisory and Sub-Advisory Agreements, except for (i) the effective date,
(ii) the termination date, and (iii) inclusion of a provision requiring that all fees payable by each Piper Fund under the particular Interim Advisory Agreement, or all fees payable by Piper Capital to EFM under the particular Interim Sub-Advisory Agreement, be held in escrow until the Agreement is approved by the applicable Fund's shareholders. The advisory and sub-advisory fee rates payable under the Interim Advisory and Sub-Advisory Agreements are identical to those payable under the corresponding Old Advisory and Sub-Advisory Agreements. Copies of the Interim Advisory Agreements are attached to this Combined Proxy Statement/Prospectus as Appendix I(a), I(b) and I(c). Copies of the Interim Sub-Advisory Agreements are attached as Appendix II(a) and II(b).

            INTERIM ADVISORY AGREEMENTS. Pursuant to the Interim Advisory Agreements for PFI and PFI--II, Piper Capital agrees, subject to the supervision of the Piper Board, to furnish the Piper Funds with investment advice and to supervise the management and investment programs of the respective

Piper Funds. Under such Agreements, Piper Capital furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Piper Funds. Piper Capital also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Piper Funds. In addition, Piper Capital pays the salaries and fees of all officers and directors of PFI or PFI--II who are affiliated with Piper Capital.

            Pursuant to the Interim Advisory Agreement for PGF, Piper Capital supervises, directs and monitors the day-to-day operations of Pacific-European Growth Fund and Emerging Markets Growth Fund in accordance with each Fund's investment objective, policies and restrictions, as well as the implementation of investment programs formulated by EFM. Piper Capital reviews investment and allocation determinations of EFM. In addition, EFM must obtain the approval of Piper Capital prior to (a) any investment of the assets of Pacific-European Growth Fund in any country outside of the Pacific Basin or Europe and (b) any investment by EFM which would result in reallocation of in excess of 5% of such Fund's total assets. Piper Capital furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for providing the foregoing services. In addition, Piper Capital pays the salaries and fees of all officers and directors of PGF who are affiliated with Piper Capital. Under the Interim Advisory Agreement for PGF, Piper Capital is liable to Pacific-European Growth Fund and Emerging Markets Growth Fund for losses resulting from willful misconduct, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its duties under such Interim Advisory Agreement.

            Each Interim Advisory Agreement provides that, unless sooner terminated, it will continue in effect for an initial period of two years and thereafter for successive annual terms, provided that such successive terms are specifically approved at least annually (a) by a vote of a majority of those members of the Piper Board who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Piper Board or, with respect to a particular Piper Fund, a vote of a majority of the outstanding shares of such Fund.

            Each Interim Advisory Agreement provides that it will terminate automatically in the event of its assignment. In addition, each Interim Advisory Agreement is terminable at any time, without penalty, by the Piper Board or, with respect to any Piper Fund, by a vote of a majority of such Fund's outstanding voting securities on 60 days' written notice to Piper Capital, and by Piper Capital on 60 days' written notice to PFI, PFI--II or PGF, as the case may be.

            As investment adviser to the Piper Funds, Piper Capital receives research services from broker-dealers that execute portfolio transactions for the Piper Funds. In selecting brokers to execute portfolio transactions for the Piper Funds, Piper Capital seeks to obtain the best price and execution of orders. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to Piper Capital. Such research services are used by Piper Capital in carrying out its investment management responsibilities with respect to its client accounts generally, but not necessarily in connection with the Fund.

            INTERIM SUB-ADVISORY AGREEMENTS. Under each Interim Sub-Advisory Agreement, EFM is responsible for formulating and implementing a continuing program for the management of the respective Piper Fund's assets and resources and for directing the investment of such Fund's assets in accordance with applicable law and the investment objectives, policies and restrictions of the Fund. Under each Interim Sub-Advisory Agreement, EFM is responsible for selecting the brokers and dealers that will execute the purchases and sales of portfolio instruments for the respective Piper Fund. EFM is not required under the Interim Sub-Advisory Agreements to pay any expenses of PGF or the respective Piper Funds. The Interim Sub-Advisory Agreements provide that EFM will not be liable for any error of judgment or mistake of law or for any loss suffered by Pacific-European Growth Fund or Emerging Markets Growth Fund or their shareholders in connection with the performance by EFM of its duties under an Interim Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under such Agreement.

            Each Interim Sub-Advisory Agreement provides that, unless sooner terminated, it will continue in effect for an initial period of two years and thereafter for successive annual terms, provided that such successive terms are specifically approved at least annually (a) by a vote of a majority of those members of the Piper Board who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Piper Board or a vote of a majority of the outstanding shares of the respective Piper Fund.

            Each Interim Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment. In addition, each Interim Sub-Advisory Agreement is terminable at any time, without penalty, by the Piper Board or by a vote of a majority the outstanding voting securities of the respective Piper Fund on 60 days' written notice to Piper Capital and EFM, by Piper Capital on 60 days' written notice to EFM, or by EFM, on 60 days' written notice to Piper Capital.

            INFORMATION ABOUT PIPER CAPITAL. In addition to acting as the investment adviser for the Piper Funds, Piper Capital also serves as investment adviser to several other mutual funds, to a number of closed-end investment companies, and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. Piper Capital is registered as an investment adviser under the Investment Advisers Act of 1940 and is an indirect wholly owned subsidiary of U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55480. U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states.


            Piper Capital serves as the investment adviser to the following investment companies which have investment objectives similar to those of one or more of the Piper Funds. Piper Capital also serves as the companies' administrator of each such investment company. Piper Capital is entitled to receive advisory and administration fees from such investment companies as follows:

                                                                 Advisory Fee        Administration Fee
                                       Net Assets as of       (as a percentage        (as a percentage
Name of Fund                            March 31, 1998         of net assets)          of net assets)
------------                           ----------------       ----------------       ------------------
American Government Income
      Fund Inc. ("AGF")                 $  94,212,389            *see below                 0.20%
American Government Income
      Portfolio, Inc. ("AAF")           $ 127,793,694            *see below                 0.20%
American Opportunity Income
      Fund Inc. ("OIF")                 $ 113,904,601           **see below                 0.20%
American Strategic Income
      Portfolio Inc. ("ASP")            $  61,192,895           **see below                 0.20%
American Strategic Income
      Portfolio Inc.--II ("BSP")        $ 234,151,160           **see below                 0.20%
American Strategic Income
      Portfolio Inc.--III ("CSP")       $ 299,349,331           **see below                 0.20%
American Select Portfolio Inc.          $ 154,317,436                 0.50%                 0.20%
Highlander Income Fund Inc.             $  29,514,909                 0.60%                 0.20%
The Americas Income Trust Inc.          $  60,118,239                 0.50%                 0.20%
American Municipal Term                 $ 139,841,247                 0.25%                 0.15%
      Trust Inc.
American Municipal Term                 $ 122,336,938                 0.25%                 0.15%
      Trust Inc.--II
American Municipal Term                 $  87,133,705                 0.25%                 0.15%
      Trust Inc.--III
Minnesota Municipal Term                $  93,556,967                 0.25%                 0.15%
      Trust Inc.
Minnesota Municipal Term                $  55,358,957                 0.25%                 0.15%
      Trust Inc.--II
American Municipal Income               $ 129,140,552                 0.35%                 0.15%
      Portfolio Inc.
Minnesota Municipal Income              $  92,825,478                 0.35%                 0.15%
      Portfolio Inc.


---------------
* With respect to AGF and AAF, Piper Capital receives monthly advisory fees in an amount equal to the sum of .025% of the average weekly net assets of each such fund during the month (approximately .30 of 1% on an annual basis) and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month, but such monthly management fee may not exceed in the aggregate 1/12 of .60% of such fund's average weekly net assets during the month (approximately .60% on an annual basis).
** Piper Capital receives a monthly management fee from each of OIF, ASP, BSP and CSP equal to the sum of .01667% of the average weekly net assets of such fund during the month (approximately .20 of 1% on an annual basis) and 4.5% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by such fund) accrued by such fund during the month, but such monthly management fee shall not exceed in the aggregate 1/12 of .725% of the fund's average weekly net assets during the month (approximately .725% on an annual basis).


            Piper Capital has not waived, reduced or otherwise agreed to reduce its compensation under any contract applicable to the above investment companies.

            As of March 31, 1998, Piper Capital had approximately $12.8 billion under management. The address of Piper Capital is 222 South Ninth Street, Minneapolis, Minnesota 55402. Appendix IV(a) identifies the principal executive officer and the directors of Piper Capital.

            No officer or director of PFI, PFI--II or PGF is an officer, employee, director, general partner or shareholder of Piper Capital or any of its affiliates. In addition, no director of PFI, PFI--II or PGF has any material interest in any material transaction in which Piper Capital or its affiliates is a party.


            PAYMENTS TO PIPER CAPITAL AFFILIATES. During the fiscal year ended September 30, 1997, Piper Jaffray Inc. (now known as U.S. Bancorp Piper Jaffray Inc.) received fees from the Piper Funds pursuant to distribution agreements with PFI, PFI--II and PGF, and Piper Jaffray Inc. (now known as U.S. Bancorp Piper Jaffray Inc.) and Piper Trust Company received fees from the Piper Funds for providing certain transfer agent and dividend disbursing agent services for the Funds. The table below sets forth the amounts of the payments made to such affiliates by the Piper Funds.



                                                  Distribution and           Transfer Agent    Transfer Agent
                                                    Service Fees              Fees Paid to      Fees Paid to
Piper Fund                                    Paid to Piper Jaffray, Inc.  Piper Jaffray, Inc.   Piper Trust
----------                                    ---------------------------  -------------------   -----------
Small Company Growth Fund                            $   101,905               $   28,521        $      840
Emerging Growth Fund                                 $   917,512               $  131,958        $   26,866
Growth Fund                                          $   635,340               $   76,219        $   20,219
Growth and Income Fund                               $   399,106               $   58,500        $    2,843
Balanced Fund                                        $   164,585               $   16,141        $   11,429
Government Income Fund                               $   255,992               $   38,429        $    6,162
Intermediate Bond Fund                               $   206,012               $   16,406        $    2,737
National Tax-Exempt Fund                             $   116,562               $   11,758        $        0
Minnesota Tax-Exempt Fund                            $   305,731               $   22,113        $        0
Adjustable Rate Mortgage Securities Fund             $   327,317               $   60,613        $        0
Emerging Markets Growth Fund                         $    53,654               $   19,896        $        0
Pacific-European Growth Fund                         $   381,430               $   83,724        $   12,727




            In addition, U.S. Bank Trust National Association (formerly First Trust National Association), which is an affiliate of Piper Capital as a result of the Holding Company Merger, received $298,930 in fees from Pacific-European Growth Fund during the fiscal year ended September 30, 1997 for acting as the Fund's custodian. (Bankers Trust Company was appointed custodian for the Pacific-European Growth Fund effective December 1, 1997.)

            It is expected that affiliates of Piper Capital will continue to receive transfer agent and dividend disbursing agent fees from the Piper Funds until the Reorganizations are consummated. U.S. Bancorp Piper Jaffray Inc. has not acted as the distributor for the Piper Funds since the date of the Holding Company Merger, although U.S. Bancorp Piper Jaffray Inc. acts as a selected dealer in connection with the sale of Piper Fund shares and receives compensation in connection therewith.

            AFFILIATED BROKER COMMISSIONS. During the fiscal year ended September 30, 1997, the Piper Small Company Growth Fund paid $4,020 in brokerage commissions to Piper Jaffray Inc. in connection with purchases and sales of portfolio securities. None of the other Piper Funds paid brokerage commissions to Piper Jaffray Inc. during such fiscal year.


            INFORMATION ABOUT EFM. EFM, Donaldson House, 97 Haymarket Terrace, Edinburgh, Scotland EH12, 5HD, is a public limited company that was incorporated in 1969. An investment adviser registered under the Investment Advisers Act of 1940, EFM currently furnishes investment management services, directly or through subsidiaries, to 13 closed-end investment companies, 20 open-end investment companies, 19 U.K. pension plans, 2 charitable organizations and 11 overseas pension plans/mutual fund clients. As of February 28, 1998, EFM managed approximately $12.5 billion in assets.

            EFM serves as the investment adviser to the following investment companies or series thereof which have investment objectives similar to those of Pacific-European Growth Fund or Emerging Markets Growth Fund, and is entitled to receive advisory fees from such investment companies or series thereof as follows:

                                          Net Assets (in          Advisory Fee
                                          millions) as of       (as a percentage
Name of Fund                              March 31, 1998      of average net assets)
------------                              ---------------     ----------------------
Lord Abbett Global Equity Fund               $   48                   0.57%
M Financial                                  $    7                   0.90%
Caisse De Depot et Placement Du Quebec       $  323                   0.21%
First Canadian Emerging Markets Fund         $  111                   0.39%


            EFM has not waived, reduced or otherwise agreed to reduce its compensation under any contract applicable to the above investment companies or series thereof.

            Appendix IV(b) identifies the principal executive officer and the directors of EFM. No officer or Director of PFI, PFI--II or PGF is an officer, employee, director, general partner or shareholder of EFM or any of its affiliates. In addition, no Director of PFI, PFI--II or PGF has any material interest in any material transaction in which EFM or its affiliates is a party.

            SECTION 15(f) OF THE 1940 ACT. Piper Capital and U.S. Bank have agreed to use their best efforts to meet the requirements for the statutory exemption offered by Section 15(f) of the 1940 Act to an investment adviser that receives "any amount or benefit" in connection with the sale of interests that constitute a "change in control" of the adviser. The statutory exemption under
Section 15(f) is available provided two conditions are satisfied: (1) for a three-year period following the transaction, each of PFI, PFI--II and PGF or their successors (which, assuming the Reorganizations are consummated, may include FAIF) maintains a Board of Directors at least 75% of whose members are not "interested persons," as that term is defined in the 1940 Act, of the predecessor or successor investment adviser, and (2) no "unfair burden" is imposed on PFI, PFI--II or PGF as a result of the transaction. As defined in the 1940 Act, an "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, the investment company (other than fees for bona fide principal underwriting services provided to the investment company). Piper Capital and U.S. Bank have agreed that no such prohibited compensation arrangements will be entered into in connection with either the Holding Company Merger or the Reorganizations.


            APPROVAL OF THE PIPER BOARD. As described above, the Old Advisory and Sub-Advisory Agreements that were previously in effect for the Piper Funds automatically terminated on May 1, 1998 as a result of the Holding Company Merger. In anticipation of this termination, and in order to minimize any potential disruption of the advisory and sub-advisory services provided to the Piper Funds, on January 21, 1998 the Piper Board authorized the filing with the SEC of the exemptive order application described above in order to permit Piper Capital to act as investment adviser to the Piper Funds and to permit EFM to act as the sub-adviser to Pacific-European Growth Fund and Emerging Markets Growth Fund on and after May 1, 1998 but prior to obtaining shareholder approval. In addition, at a meeting held April 13, 1998, the Piper Board, including all of the Directors who are not interested persons (as that term is defined in the 1940 Act) of Piper Capital or EFM (the "Non-Interested Directors"), approved each Interim Advisory Agreement with Piper Capital and the Interim Sub-Advisory Agreements between Piper Capital and EFM relating to each of Pacific-European Growth Fund and Emerging Markets Growth Fund, all of which became effective upon the consummation of the Holding Company Merger on May 1, 1998. If approved by shareholders of the respective Piper Funds at the Meeting, these agreements will continue in effect either (i) for an initial period of two years from the effective date of such agreements and thereafter for successive one-year terms, subject to certain annual approval requirements, or (ii) until the consummation of the Reorganization applicable to such Fund.

            In considering whether to approve the Interim Advisory and Sub-Advisory Agreements and submit them to shareholders for their approval, the Piper Board considered the following factors: (i) representations of Piper Capital and EFM that they would provide investment advisory and other services to the Piper Funds of at least the scope and quality previously provided by them to the Piper Funds; (ii) the substantially identical terms and conditions contained in the Interim Advisory and Sub-Advisory Agreements as compared to the corresponding Old Advisory and Sub-Advisory Agreements; and (iii) representations by each of Piper Capital and EFM that in the event of any material change in personnel providing services under an Interim Advisory or Sub-Advisory Agreement during the Interim Period, the Piper Board would be consulted for the purpose of assuring themselves that the services provided would not be diminished in scope or quality. Additionally, the Piper Board considered the benefits that would be obtained by the Piper Funds in maintaining continuity of investment advisory services for the Funds during the Interim Period, and determined that such continuity was advantageous to the Piper Funds as it would minimize any potential disruption in the advisory services provided to the Piper Funds resulting from the Holding Company Merger.

            Based on the foregoing factors, the Piper Board concluded that approval of the Interim Advisory and Sub-Advisory Agreements was in the best interests of the Piper Funds and their shareholders. The Piper Board further concluded that entering into the Interim Advisory and Sub-Advisory Agreements would be appropriate and fair considering that (i) the fees to be paid, and the services to be provided therefor, would be unchanged from the Old Advisory and Sub-Advisory Agreements; (ii) the fees would be maintained in an interest-bearing escrow account until payment was approved or disapproved by shareholders of the Piper Funds; (iii) because of the relatively short period for the consummation of the Holding Company Merger, there was insufficient time to seek prior shareholder approval of the Interim Advisory and Sub-Advisory Agreements; and (iv) the non-payment of investment advisory and sub-advisory fees during the Interim Period would be an unduly harsh result to Piper Capital and EFM in view of the services provided by Piper Capital and EFM to the Piper Funds, and the expenses incurred in connection with such services, under the Interim Advisory and Sub-Advisory Agreements.


            Each Piper Fund will vote separately on a series-by-series basis with respect to the approval of the Interim Advisory Agreement applicable to such Fund. Pacific-European Growth Fund and Emerging Markets Growth Fund will vote separately with respect to the approval of their respective Interim Sub-Advisory Agreements. THE PIPER BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH PIPER FUND RATIFY AND APPROVE THEIR FUND'S INTERIM ADVISORY AGREEMENT AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY PIPER CAPITAL FOR THE PERIOD FROM MAY 1, 1998 FORWARD, AND THAT THE SHAREHOLDERS OF PACIFIC-EUROPEAN GROWTH FUND AND EMERGING MARKETS GROWTH FUND RATIFY AND APPROVE THEIR FUND'S INTERIM SUB-ADVISORY AGREEMENT AND THE RECEIPT OF SUB-ADVISORY FEES BY EFM FOR THE PERIOD FROM MAY 1, 1998 FORWARD.


              INFORMATION RELATING TO THE PROPOSED REORGANIZATIONS

            The terms and conditions of the Reorganizations are set forth in the Reorganization Agreements relating to PFI, PFI--II and PGF. The terms of the Reorganization Agreements are substantially similar (except that, because PFI--II has only a single series of shares outstanding, its Reorganization Agreement does not require the filing of an amendment to PFI--II's articles of incorporation to effect the Reorganization). Significant provisions of the Reorganization Agreements are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreements, copies of which are attached as Appendix III(a), III(b) and III(c) to this Combined Proxy Statement/Prospectus.

            DESCRIPTION OF THE REORGANIZATION AGREEMENTS. Each Reorganization Agreement provides that at the Closing the assets and liabilities of the Piper Funds that are subject to such Agreement will be transferred to the corresponding FAIF Funds in exchange for full and fractional shares of the FAIF Funds as shown in the following table.

                                     TABLE I
                    PIPER FUNDS AND CORRESPONDING FAIF FUNDS

            PIPER                                    CORRESPONDING FAIF
      FUND/SHARE CLASS                                FUND/SHARE CLASS
      ----------------                                ----------------
Small Company Growth Fund                            Small Cap Growth Fund
      Class A Shares                                       Class A Shares
      Class B Shares                                       Class A Shares

Emerging Growth Fund                                 Mid Cap Growth Fund
      Class A Shares                                       Class A Shares
      Class B Shares                                       Class A Shares
      Class Y Shares                                       Class Y Shares

Growth Fund                                          Large Cap Growth Fund
      Class A Shares                                       Class A Shares
      Class B Shares                                       Class A Shares

Growth and Income Fund                               Large Cap Value Fund
      Class A Shares                                       Class A Shares
      Class B Shares                                       Class A Shares
      Class Y Shares                                       Class Y Shares

Balanced Fund                                        Balanced Fund
      Class A Shares                                       Class A Shares
      Class B Shares                                       Class A Shares

Minnesota Tax-Exempt Fund                            Minnesota Tax Free Fund
      Class A Shares                                       Class A Shares
      Class Y Shares                                       Class Y Shares

National Tax-Exempt Fund                             Tax Free Fund
      Class A Shares                                       Class A Shares

Intermediate Bond Fund                               Intermediate Term Income Fund
      Class A Shares                                       Class A Shares
      Class Y Shares                                       Class Y Shares

Government Income Fund                               Fixed Income Fund
      Class A Shares                                       Class A Shares

Adjustable Rate Mortgage Securities Fund             Adjustable Rate Mortgage Securities Fund
      Class A Shares                                       Class A Shares


Pacific-European Growth Fund                         International Fund
      Class A Shares                                       Class A Shares
      Class B Shares                                       Class A Shares
      Class Y Shares                                       Class Y Shares

Emerging Markets Growth Fund                         Emerging Markets Fund
      Class A Shares                                       Class A Shares
      Class B Shares                                       Class A Shares


            The shares issued by each FAIF Fund in the Reorganization will have an aggregate value equal to the aggregate value of the shares of the respective Piper Fund that are outstanding immediately before the Closing. Immediately after the Closing, the Piper Funds will distribute the shares of the FAIF Funds received in the Reorganization to their shareholders in liquidation of the Piper Funds. Each shareholder owning shares of a particular Piper Fund at the Closing will receive shares of the designated class of the corresponding FAIF Fund (as specified in the foregoing table) of equal value, and will receive any unpaid dividends or distributions that were declared before the Closing on their Piper Fund shares. FAIF will establish an account for each former shareholder of the Piper Funds reflecting the appropriate number of FAIF Fund shares distributed to the shareholder. These accounts will be identical to the accounts currently maintained by the Piper Funds for each shareholder. Shares of the FAIF Funds are in uncertificated form.


            Upon completion of the Reorganization, all outstanding shares of the Piper Funds will be redeemed and canceled in exchange for shares of the FAIF Funds distributed. Thereafter each of PFI (assuming that the three investment portfolios of PFI that are not parties to the Reorganization have discontinued operations), PFI--II and PGF will wind up its affairs and be deregistered as an investment company under the 1940 Act. The stock transfer books of the Piper Funds will be permanently closed as of the Closing. Exchange or redemption requests received thereafter will be deemed to be exchanged or redemption requests for shares of the FAIF Funds distributed to the former shareholders of the Piper Funds.


            Each Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement by the shareholders of each Piper Fund subject to such Agreement; the receipt of certain legal opinions described in the respective Reorganization Agreement (which include an opinion of counsel to FAIF that the FAIF Fund shares issued in the Reorganization will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the respective Reorganization Agreement; and the parties' performance in all material respects of their respective agreements and undertakings in the respective Reorganization Agreement. For each Reorganization, assuming satisfaction of the conditions in the Reorganization Agreement applicable thereto, the Closing will be effective on July 31, 1998, or such other date as agreed to by the parties.

            U.S. Bank has undertaken to bear any Reorganization expenses incurred by the Piper Funds and FAIF Funds, including the costs associated with this Combined Proxy Statement/Prospectus and the Meeting, but not including share registration expenses.

            Each Reorganization may be abandoned at any time prior to the Closing upon the mutual consent of both PFI, PFI--II or PGF, as the case may be, and FAIF, or by either PFI, PFI--II or PGF, as the case may be, or FAIF if determined by the Board of Directors of such investment company that proceeding with the Reorganization is inadvisable. Each Reorganization Agreement provides further that at any time before or (to the extent permitted by law) after approval of the agreement by the shareholders of the respective Piper Funds (i) the parties may, by written agreement authorized by their respective Boards of Directors and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders).

            BOARD CONSIDERATIONS. At a meeting held February 13, 1998, the Piper Board was advised that U.S. Bank was considering the possibility of consolidating the Piper Funds with the FAIF Funds following the Holding Company Merger. Such consolidation was being considered as a part of the larger consolidation of the mutual fund operations of Piper Capital and U.S. Bank into a combined mutual fund family. Following that meeting, U.S. Bank provided information requested by the Board relating to the possible consolidation of the two fund groups. This information was reviewed in detail by the Piper Board at a meeting held April 13, 1998, at which the proposal that each Piper Fund be reorganized into the corresponding FAIF Fund, as set forth in the applicable Reorganization Agreement, was approved by the Piper Board.


            During its deliberations, the Piper Board (with the advice and assistance of independent counsel) reviewed, among other things: (i) the potential effect of the Reorganizations on the shareholders of the Piper Funds;
(ii) the investment management capabilities of U.S. Bank; (iii) the sub-advisory capabilities of Marvin & Palmer Associates, Inc., with respect to the FAIF International Fund and FAIF Emerging Markets Fund; (iv) the capabilities of the administrator, distributor and other service providers to the FAIF Funds; (v) the systems capabilities of U.S. Bank to provide shareholder servicing, reporting and systems integration with related programs for Piper Funds shareholders; (vi) the potential synergies of the distribution channels used by the FAIF Funds and the Piper Funds; (vii) the investment advisory and other fees paid by the FAIF Funds, and the historical and projected expense ratios of the FAIF Funds as compared to those of the Piper Funds (both with and without waivers and expense reimbursements); (viii) the potential economies of scale that may result from the Reorganization given the fact that each of the Existing FAIF Funds is larger than its corresponding Piper Fund; (ix) the expected cost-savings for the Piper Funds as a result of the Reorganizations; (x) the investment objectives, policies and limitations of the FAIF Funds and their relative compatibility with those of the Piper Funds as discussed in this Combined Proxy Statement/Prospectus; (xi) the historical investment performance records of the Piper Funds and the Existing FAIF Funds; (xii) the terms and conditions of the Reorganization Agreements, including those provisions that were intended to avoid dilution of the interests of the Piper Funds shareholders; (xiii) the sales load structure applicable to the FAIF Funds as compared to the sales loads applicable to the Piper Funds; (xiv) the greater number of investment portfolio options that would be available to shareholders after the Reorganizations; and (xv) the anticipated tax treatment of the Reorganizations for the respective Piper Funds and their shareholders. The Piper Board considered the confluence of all the factors mentioned above in arriving at its decision to approve the Reorganizations and no one factor was given any greater weight than any of the others.


            In connection with the foregoing, the Piper Board noted that FAIF had undertaken to create the five New FAIF Funds that have investment objectives and policies similar to those of their corresponding Piper Funds.

            The Piper Board also noted U.S. Bank's offer to pay the expenses incurred by the Piper Funds and the First American Funds in connection with the Reorganizations. In addition, the Piper Board considered U.S. Bank's written commitment that it would waive fees and reimburse expenses to the extent necessary so that after the Closing and until September 30, 1998, the total fund operating expense ratios of the FAIF Funds (excluding interest, taxes, brokerage commissions, litigation expenses and extraordinary expenses) do not exceed the pro forma expense ratios set forth in Appendix VI to this Combined Proxy Statement/Prospectus. These ordinary operating expense ratios are lower than those currently applicable to the respective Piper Funds, other than the Class Y shares of Piper Intermediate Bond Fund. U.S. Bank has also committed that, for a period of two years following the Closing, it will waive fees and reimburse expenses to the extent necessary so that no FAIF Fund will have total fund operating expense ratios in excess of those currently applicable to its corresponding Piper Fund (other than the Class Y shares of Piper Intermediate Bond Fund), as set forth in Appendix VI. With respect to the Class Y shares of Piper Intermediate Bond Fund, the Board noted that the expense ratio for such shares for the most recent fiscal year, taking into account waivers, is seven basis points lower than the expense ratio for Class Y shares of FAIF Intermediate Term Income Fund. The Board also noted that the FAIF Fund has lower 12b-1 fees and other expenses than the Piper Fund, and that the higher FAIF Fund expense ratio was due to the higher advisory fee incurred by that Fund. In considering the potential benefits to shareholders of Piper Intermediate Bond Fund resulting from the proposed merger, the Board noted that the assets of Piper Intermediate Bond Fund have declined significantly in recent years and may continue to decline and considered the adverse effects that a shrinking asset base is likely to have on expenses and performance. The Board also considered the FAIF Fund's prospects for asset growth and, thus, its potential for lower expenses from economies of scale.

            The Piper Board also considered the limitations on the use of the capital loss carryovers of Piper Intermediate Bond Fund, Government Income Fund and Pacific-European Growth Fund that would result from their Reorganizations (see "Federal Income Tax Treatment" below) and the likelihood that the loss carryovers would be utilized by each applicable Piper Fund.


            After consideration of all of the factors described above, the Piper Board determined that each Reorganization Agreement was in the best interests of the shareholders of each of the Piper Funds subject thereto, and that the interests of the shareholders of the respective Piper Funds would not be diluted as a result of the Reorganizations.

            The Board of Directors of FAIF also determined, after considering the factors discussed above with respect to the Piper Board's deliberations, that the Reorganizations are in the best interests of the FAIF Funds and that the interests of existing shareholders of the FAIF Funds will not be diluted as a result thereof. The Reorganizations will enable the FAIF Funds to acquire investment securities which are consistent with the objectives of such Funds without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition to the FAIF Funds' assets should result in some cost savings to the extent that the fixed expenses of the FAIF Funds can be spread over a larger asset base.


            CAPITALIZATION. Seven of the Piper Funds will be reorganized into the seven Existing FAIF Funds, and five of the Piper Funds will be reorganized into five Funds that are being created by FAIF and that will have nominal assets and liabilities at the Closing. The following table sets forth, as of March 31, 1998, (i) the capitalization of each of the Piper Funds that will be reorganized into FAIF Funds; (ii) the capitalization of each of the corresponding FAIF Funds involved; and (iii) the pro forma capitalization of each of the FAIF Funds as adjusted to give effect to the Reorganizations of the foregoing Portfolios. The capitalization of each Piper Fund and FAIF Fund is likely to be different at the Closing as a result of daily share purchase and redemption activity in the Piper Funds and the FAIF Funds as well as the effects of the Piper Funds' and FAIF Funds' other ongoing operations.

                                    TABLE II
               PRO FORMA CAPITALIZATION (AS OF MARCH 31, 1998)(1)


PIPER SMALL COMPANY GROWTH FUND/FAIF SMALL CAP GROWTH FUND

                                                  Piper Fund      FAIF Fund       Pro Forma
                                                  ----------      ---------       ---------
Class A Shares
   Net assets ..............................    $ 36,744,767    $  6,601,223    $ 44,360,910
   Net asset value per share ...............    $       9.94    $      16.95    $      16.95
   Shares outstanding ......................       3,696,840         389,416       2,617,126

Class B Shares
   Net assets ..............................    $  1,014,920    $  1,600,835    $  1,600,835
   Net asset value per share ...............    $       9.88    $      16.45    $      16.45
   Shares outstanding ......................         102,731          97,290          97,290

Class Y Shares
   Net assets ..............................    $       --      $169,042,943    $169,042,943
   Net asset value per share ...............    $       --      $      17.05    $      17.05
   Shares outstanding ......................            --         9,912,046       9,912,046

Total Net Assets ...........................    $ 37,759,687    $177,245,001    $215,004,688


PIPER GROWTH FUND/FAIF LARGE CAP GROWTH FUND

                                                  Piper Fund      FAIF Fund       Pro Forma
                                                  ----------      ---------       ---------
Class A Shares
   Net assets ..............................    $193,858,894    $ 19,463,569    $213,651,793
   Net asset value per share ...............    $      12.13    $      18.20    $      18.20
   Shares outstanding ......................      15,975,325       1,069,300      11,738,983

Class B Shares
   Net assets ..............................    $    329,330    $ 11,279,942    $ 11,279,942
   Net asset value per share ...............    $      12.05    $      18.01    $      18.01
   Shares outstanding ......................          27,337         626,148         626,148

Class Y Shares
   Net assets ..............................    $       --      $749,912,360    $749,912,360
   Net asset value per share ...............    $       --      $      18.24    $      18.24
   Shares outstanding ......................            --        41,115,054      41,115,054

Total Net Assets ...........................    $194,188,224    $780,655,871    $974,844,095


PIPER GROWTH AND INCOME FUND/FAIF LARGE CAP VALUE FUND

                                             Piper Fund        FAIF Fund         Pro Forma
                                             ----------        ---------         ---------
Class A Shares
   Net assets ........................    $  134,618,293    $   77,810,603    $  213,855,962
   Net asset value per share .........    $        18.18    $        26.81    $        26.81
   Shares outstanding ................         7,406,019         2,902,252         7,976,678

Class B Shares
   Net assets ........................    $    1,427,066    $   67,021,998    $   67,021,998
   Net asset value per share .........    $        18.11    $        26.60    $        26.60
   Shares outstanding ................            78,817         2,519,324         2,519,324

Class Y Shares
   Net assets ........................    $   16,466,505    $1,524,399,369    $1,540,865,874
   Net asset value per share .........    $        18.16    $        26.85    $        26.85
   Shares outstanding ................           906,889        56,781,487        57,394,765

Total Net Assets .....................    $  152,511,864    $1,669,231,970    $1,821,743,834


PIPER BALANCED FUND/FAIF BALANCED FUND

                                             Piper Fund        FAIF Fund         Pro Forma
                                             ----------        ---------         ---------
Class A Shares
   Net assets ........................    $   50,081,493    $   44,723,921    $   94,916,738
   Net asset value per share .........    $        15.44    $        15.06    $        15.06
   Shares outstanding ................         3,243,143         2,968,774         6,301,631

Class B Shares
   Net assets ........................    $      111,324    $   61,202,355    $   61,202,355
   Net asset value per share .........    $        15.39    $        15.01    $        15.01
   Shares outstanding ................             7,233         4,077,608         4,077,608

Class Y Shares
   Net assets ........................    $         --      $  530,612,383    $  530,612,383
   Net asset value per share .........    $         --      $        15.10    $        15.10
   Shares outstanding ................              --          35,151,382        35,151,382

Total Net Assets .....................    $   50,192,817    $  636,538,659    $  686,731,476


PIPER INTERMEDIATE BOND FUND/FAIF INTERMEDIATE TERM INCOME FUND

                                                          Piper Fund         FAIF Fund        Pro Forma
                                                          ----------         ---------        ---------
Class A Shares
   Net assets .....................................    $   50,061,076    $    4,266,777    $   54,327,853
   Net asset value per share ......................    $         7.71    $        10.06    $        10.06
   Shares outstanding .............................         6,491,084           424,105         5,400,355

Class B Shares
   Net assets .....................................    $         --      $         --      $         --
   Net asset value per share ......................    $         --      $         --      $         --
   Shares outstanding .............................              --                --                --

Class Y Shares
   Net assets .....................................    $    9,122,810    $  442,526,051    $  451,648,861
   Net asset value per share ......................    $         7.72    $        10.04    $        10.04
   Shares outstanding .............................         1,182,247        44,084,643    $   44,993,290

Total Net Assets ..................................    $   59,183,886    $  446,792,828    $  505,976,714


PIPER GOVERNMENT INCOME FUND/FAIF FIXED INCOME FUND

                                                          Piper Fund         FAIF Fund        Pro Forma
                                                          ----------         ---------        ---------
Class A Shares
   Net assets .....................................    $   62,601,686    $   11,443,978    $   74,045,664
   Net asset value per share ......................    $         9.27    $        11.12    $        11.12
   Shares outstanding .............................         6,752,501         1,028,881         6,658,529

Class B Shares
   Net assets .....................................    $         --      $   16,078,958    $   16,078,958
   Net asset value per share ......................    $         --      $        11.07    $        11.07
   Shares outstanding .............................              --           1,453,105         1,453,105

Class Y Shares
   Net assets .....................................    $         --      $1,132,153,644    $1,132,153,644
   Net asset value per share ......................    $         --      $        11.12    $        11.12
   Shares outstanding .............................              --         101,802,742       101,802,742

Total Net Assets ..................................    $   62,601,686    $1,159,676,581    $1,222,278,267


PIPER PACIFIC-EUROPEAN GROWTH FUND/FAIF INTERNATIONAL FUND

                                                        Piper Fund       FAIF Fund       Pro Forma
                                                        ----------       ---------       ---------
Class A Shares
   Net assets .....................................    $ 56,858,230    $  9,109,027    $ 66,048,102
   Net asset value per share.......................    $      13.46    $      13.55    $      13.55
   Shares outstanding .............................       4,225,204         672,187       4,874,333

Class B Shares
   Net assets .....................................    $     80,845    $  2,616,421    $  2,616,421
   Net asset value per share.......................    $      13.38    $      13.31    $      13.31
   Shares outstanding .............................           6,042         196,615         196,615

Class Y Shares
   Net assets .....................................    $  2,678,924    $336,171,620    $338,850,544
   Net asset value per share.......................    $      13.47    $      13.54    $      13.54
   Shares outstanding .............................         198,892      24,819,781      25,017,633

Total Net Assets ..................................    $ 59,617,999    $347,897,068    $407,515,067



PIPER EMERGING MARKETS GROWTH FUND/FAIF EMERGING MARKETS FUND

                                Piper Fund        FAIF Fund          Pro Forma
                               ------------      ------------      ------------
Class A Shares
   Net assets................. $ 12,358,984      $         --      $ 12,642,976
   Net asset value per share.. $       9.79      $         --      $       9.79
   Shares outstanding.........    1,261.810                --         1,290,818

Class B Shares
   Net assets................. $    283,992      $         --      $         --
   Net asset value per share.. $       9.68      $         --      $         --
   Shares outstanding.........       29,348                --                --

Total Net Assets.............. $ 12,642,976      $         --      $ 12,642,976



PIPER MINNESOTA TAX-EXEMPT FUND/FAIF MINNESOTA TAX FREE FUND

                                Piper Fund        FAIF Fund          Pro Forma
                               ------------      ------------      ------------
Class A Shares
   Net assets................. $121,462,921      $         --      $121,462,921
   Net asset value per share.. $      11.23      $         --      $      11.23
   Shares outstanding.........   10,813,277                --        10,813,277

Class Y Shares
   Net assets................. $  7,826,140      $         --      $  7,826,140
   Net asset value per share.. $      11.22      $         --      $      11.22
   Shares outstanding.........      697,398                --           697,398

Total Net Assets.............. $129,289,061      $         --      $129,289,061



PIPER NATIONAL TAX-EXEMPT FUND/FAIF TAX FREE FUND

                                Piper Fund        FAIF Fund          Pro Forma
                               ------------      ------------      ------------
Class A Shares
   Net assets................. $ 46,288,028      $         --      $ 46,288,028
   Net asset value per share.. $      11.29      $         --      $      11.29
   Shares outstanding.........    4,095,056                --         4,095,056

Total Net Assets.............. $ 46,228,028      $         --      $ 46,228,028



PIPER ADJUSTABLE RATE MORTGAGE SECURITIES FUND/FAIF ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                Piper Fund        FAIF Fund          Pro Forma
                               ------------      ------------      ------------
Class A Shares
   Net assets................. $157,735,588      $         --      $157,735,588
   Net asset value per share.. $       8.14      $         --      $       8.14
   Shares outstanding.........   19,379,923                --        19,379,923

Total Net Assets.............. $157,735,588      $         --      $157,735,588



PIPER EMERGING MARKETS FUND/FAIF MID CAP GROWTH FUND

                                Piper Fund        FAIF Fund          Pro Forma
                               ------------      ------------      ------------
Class A Shares
   Net assets................. $275,935,155      $         --      $277,935,155
   Net asset value per share.. $      15.10      $         --      $      15.10
   Shares outstanding.........   18,274,290                --        18,367,282

Class B Shares
   Net assets................. $  1,404,256      $         --      $         --
   Net asset value per share.. $      14.99      $         --      $         --
   Shares outstanding.........       93,673                --                --

Class A Shares
   Net assets................. $ 60,547,241      $         --      $ 60,547,241
   Net asset value per share.. $      15.17      $         --      $      15.17
   Shares outstanding.........    3,991,939                --         3,991,939

Total Net Assets.............. $337,886,652      $         --      $337,886,652

----------------
(1) Pursuant to the Reorganization, Class B shares of the applicable Piper Fund will be exchanged for Class A shares of the corresponding FAIF Fund.


            FEDERAL INCOME TAX TREATMENT. Consummation of the Reorganizations with respect to each Piper Fund is subject to the condition that the Piper Funds and the FAIF Funds receive an opinion from Dorsey & Whitney LLP, counsel to FAIF, to the effect that, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of each Piper Fund to its corresponding FAIF Fund in exchange for shares of the FAIF Fund and the distribution of these FAIF shares to shareholders of the Piper Fund, as described in the Reorganization Agreements, will constitute a reorganization within the meaning of Section 368(a)(1)(C), Section 368(a)(1)(D) or Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no income, gain or loss will be recognized by the Piper Funds as a result of these transactions; (iii) no income, gain or loss will be recognized by the FAIF Funds as a result of these transactions; (iv) no income, gain or loss will be recognized by the shareholders of each Piper Fund on the distribution to them of shares of the corresponding FAIF Fund in exchange for their shares of the Piper Fund (but shareholders of a Piper Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Piper Fund which are distributed by such Piper Fund prior to the Closing); (v) the tax basis of FAIF Fund shares received by a shareholder of a Piper Fund will be the same as the tax basis of the shareholder's Piper Fund shares immediately before the Reorganization; (vi) the tax basis to each FAIF Fund of the assets of the corresponding Piper Fund received pursuant to the Reorganization will be the same as the tax basis of the assets in the hands of the Piper Fund immediately before the Reorganization; (vii) a shareholder's holding period for FAIF Fund shares will be determined by including the period for which the shareholder held the Piper Fund shares exchanged therefor, provided the shareholder held the Piper Fund shares as a capital asset; (viii) each FAIF Fund's holding period with respect to the assets received in the applicable Reorganization will include the period for which the assets were held by the corresponding Piper Fund, provided that each corresponding Piper Fund held such Fund assets as capital assets; and (ix) each FAIF Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding Piper Fund immediately before the applicable Reorganization.

            As of September 30, 1997, Intermediate Bond Fund had capital loss carryovers of $276,058,273, due to expire between 2003 and 2006, Government Income Fund had capital loss carryovers of $15,932,943, due to expire between 2002 and 2004, and Pacific-European Growth Fund had capital loss carryovers of $2,338,979, due to expire between 2003 and 2006. The Piper Board noted that, as a result of the Reorganizations, each Fund's ability to use these capital loss carryovers to offset its net capital gains will be limited. Generally, the amount of a Piper Fund's capital loss carryovers that the corresponding FAIF Fund will be able to use to offset net capital gains in any future year will be limited to the value of the outstanding shares of the Piper Fund at the time of its Reorganization multiplied by the federal long-term tax-exempt interest rate in effect at the time of the reorganization. Based on the value of each Piper Fund's outstanding shares as of March 31, 1998, and the long-term tax-exempt interest rate in effect for March 1998, the maximum amount of each Piper Fund's capital loss carryovers that the corresponding FAIF Fund will be able to use in any post-Reorganization taxable year is $3,018,378 for Intermediate Bond Fund, $3,192,686 for Government Income Fund and $3,040,518 for Pacific-European Growth Fund.


            In addition, FAIF Small Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund and Balanced Fund had undistributed realized net capital gains as of March 31, 1998 equal to 3.0%, 3.1%, 8.4% and 5.5%, respectively, of each such Fund's net assets. Prior to the consummation of the Reorganizations, each corresponding Piper Fund will have distributed to its shareholders all of its net capital gain. As a result, shareholders of the corresponding Piper Funds, when they receive FAIF Small Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund and Balanced Fund shares in the Reorganization, will be in effect "buying a dividend," since such capital gains (to the extent they are not offset by future capital losses) will be distributed to shareholders in December 1998 as a taxable distribution.

            The FAIF Funds and the Piper Funds have not sought, and do not intend to seek, a ruling from the Internal Revenue Service ("IRS") concerning the tax treatment of the Reorganizations. The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders may wish to consult their own tax advisors concerning the potential tax consequences of the Reorganizations to them, including state and local income tax consequences.

                    COMPARISON OF FAIF FUNDS AND PIPER FUNDS

            INVESTMENT OBJECTIVES AND POLICIES. The investment objectives, policies and restrictions of the FAIF Funds are, in general, similar to those of the Piper Funds. There are, however, certain differences, as noted above under "Summary--Overview of the FAIF Funds and the Piper Funds." Other differences in the investment objectives, and in certain significant investment policies and restrictions, are also discussed in Appendix V to this Combined Proxy Statement/Prospectus.

            Additional information with respect to the investment policies and restrictions of the seven Existing FAIF Funds and of the Piper Funds is included in their respective Prospectuses, which have been incorporated herein by reference. Additional information with respect to the investment policies and restrictions of the New FAIF Funds is included in the preliminary prospectuses for the Class A and Class B shares and for the Class Y shares of such Funds, attached as Appendix IX and Appendix X, respectively, to this Combined Proxy Statement/Prospectus.

            INVESTMENT ADVISORY FEES AND TOTAL EXPENSE RATIOS. Currently, U.S. Bank serves as the investment adviser for each of the Existing FAIF Funds, and, after the Reorganizations, U.S. Bank will serve as the investment adviser to each of the New FAIF Funds, at the fee rates stated in Table III below. Marvin & Palmer Associates, Inc. ("Marvin & Palmer") currently serves as sub-adviser to the FAIF International Fund and will serve as sub-adviser to the FAIF Emerging Markets Fund after the Reorganizations.

            Table III shows (i) the advisory fees in dollars paid by the Piper Funds for their latest fiscal year (no advisory fees were waived by Piper Capital during such fiscal year), (ii) the effective rate of advisory fees paid by the Piper Funds for their latest fiscal year; (iii) the current contractual advisory fee rates payable with respect to the Piper Funds, (iv) the post-Reorganization contractual advisory fees payable with respect to the corresponding FAIF Funds, (v) the current total expense ratios of the Piper Funds after waivers and (vi) the pro forma total expense ratio of the corresponding FAIF Funds based upon the fee arrangements, including waivers and reimbursements, that will be in place upon consummation of the Reorganization. Footnotes to the table also include information on sub-advisory fees paid during the Piper Funds' last fiscal year. All fee rates are annualized, and are computed daily and payable monthly based on a Fund's average daily net assets. Table III shows that while in several cases the contractual investment advisory fee rates of the FAIF Funds are higher than the contractual rates for the corresponding Piper Funds, in all cases except with respect to the Class Y shares of Piper Intermediate Bond Fund, the total expense ratios of the FAIF Funds, after waivers, are expected to be less than the total expense ratios of the corresponding Piper Funds. In this regard, U.S. Bank has agreed that for the period commencing on the Closing and continuing until September 30, 1998, U.S. Bank will waive fees and reimburse expenses to the FAIF Funds to the extent necessary to maintain the total expense ratios at the pro forma expense levels provided in Table III. In addition, U.S. Bank has agreed that, for a two-year period following the Closing, it will waive fees and reimburse expenses to the extent necessary so that no FAIF Fund will have ordinary expense ratios in excess of those currently applicable to its corresponding Piper Fund (taking into account current Piper Fund fee waivers and expense reimbursements) as set forth in Appendix VI, except with respect to the Class Y shares of Piper Intermediate Bond Fund. Absent such waivers and reimbursements, FAIF Intermediate Term Income Fund (Class A and Y), FAIF International Fund (Class
Y), FAIF Adjustable Rate Mortgage Securities Fund (Class A), FAIF Emerging Markets Fund (Class A and Y) and FAIF Minnesota Tax Free Fund (Class A and Y) have, or in the case of the new FAIF Funds, will have higher ordinary expense ratios than the corresponding Piper Fund. Detailed pro forma expense information for each proposed reorganization is included in Appendix VI to this Combined Proxy Statement/Prospectus.


                                    TABLE III
              INVESTMENT ADVISORY AND TOTAL EXPENSE INFORMATION(1)

                                                                              Post-                                Pro Forma
                                            Effective                    Reorganization                              Total
                                             Rate of                       Contractual                          Fund Operating
                        Advisory Fees     Advisory Fees     Current       Advisory Fee      Current Total       Expenses of the
                         For Fiscal        for Fiscal     Contractual      Rate of the     Fund Operating        Corresponding
Name of                     Year           Year Ended      Advisory       Corresponding       Expenses             FAIF Fund
Piper Fund              Ended 9/30/97      9/30/97(2)      Fee Rate         FAIF Fund      (after waivers)    (after waivers)(9)
----------              -------------      ----------      --------         ---------      ---------------    ------------------
Small Company          $    223,793           0.75%         0.75%(3)           0.70%            1.34%                1.15%
  Growth Fund                                                                                 (Class A)            (Class A)
                                                                                                2.00%                1.15%
                                                                                              (Class B)            (Class A)

Emerging Growth        $  2,034,041           0.69%         0.75%(3)           0.70%            1.23%                1.12%
Fund                                                                                          (Class A)            (Class A)
                                                                                                1.85%                1.12%
                                                                                              (Class B)            (Class A)
                                                                                                0.89%                0.87%
                                                                                              (Class Y)            (Class Y)

Growth Fund            $  1,314,478           0.70%         0.75%(3)           0.70%            1.26%                1.05%
                                                                                              (Class A)            (Class A)
                                                                                                1.90%                1.05%
                                                                                              (Class B)            (Class A)

Growth and             $    901,743           0.73%         0.75%(3)           0.70%            1.34%                1.05%
Income Fund                                                                                   (Class A)            (Class A)
                                                                                                2.00%                1.05%
                                                                                              (Class B)            (Class A)
                                                                                                1.00%                0.80%
                                                                                              (Class Y)            (Class Y)

                                                                              Post-                                Pro Forma
                                            Effective                    Reorganization                              Total
                                             Rate of                       Contractual                          Fund Operating
                        Advisory Fees     Advisory Fees     Current       Advisory Fee      Current Total       Expenses of the
                         For Fiscal        for Fiscal     Contractual      Rate of the     Fund Operating        Corresponding
Name of                     Year           Year Ended      Advisory       Corresponding       Expenses             FAIF Fund
Piper Fund              Ended 9/30/97      9/30/97(2)      Fee Rate         FAIF Fund      (after waivers)    (after waivers)(9)
----------              -------------      ----------      --------         ---------      ---------------    ------------------
Balanced Fund          $    362,819           0.75%         0.75%(3)           0.70%            1.34%                1.05%
                                                                                              (Class A)            (Class A)
                                                                                                2.00%                1.05%
                                                                                              (Class B)            (Class A)

MN Tax-Exempt          $    645,935           0.50%         0.50%(4)           0.70%            0.95%                0.95%
Fund                                                                                          (Class A)            (Class A)

                                                                                                0.71%                0.70%
                                                                                              (Class Y)            (Class Y)

Natl Tax-Exempt        $    243,669           0.50%         0.50%(4)           0.70%            1.11%                1.10%
Fund                                                                                          (Class A)            (Class A)

Intermediate Bond      $    303,718           0.30%         0.30%(3)           0.70%            0.85%                0.70%
Fund                                                                                          (Class A)            (Class A)
                                                                                                0.63%                0.70%
                                                                                              (Class Y)            (Class Y)

Government             $    377,386           0.50%         0.50%(4)           0.70%            1.19%                0.95%
Income Fund                                                                                   (Class A)            (Class A)

Pacific-European       $    936,677           0.75%      1.00%(3)(5)           1.25%            1.72%                1.60%
Growth Fund(6)                                                                                (Class A)            (Class A)
                                                                                                2.44%                1.60%
                                                                                              (Class B)            (Class A)
                                                                                                1.39%                1.35%
                                                                                              (Class Y)            (Class Y)

Emerging Markets       $    160,956           1.00%               1.00%        1.25%            2.00%                1.70%
Growth Fund(7)                                                                                (Class A)            (Class A)
                                                                                                2.64%                1.70%
                                                                                              (Class B)            (Class A)

Adjustable Rate        $    766,709           0.35%         0.35%(8)           0.70%            0.81%                0.80%
Mortgage Securities                                                                           (Class A)            (Class A)
Fund


--------------------------

(1) Fee rates and expense ratios are based on a percentage of average daily net assets.

(2) Certain Piper Funds have breakpoints in their advisory fee schedules which result in an effective rate which is lower than the listed contractual advisory fee rate.
(3) On average daily net assets up to $100 million. Fees are scaled downward as assets increase in size.
(4) On average daily net assets up to $250 million. Fees are scaled downward as assets increase in size.
(5) This Basic Fee is subject to a performance adjustment whereby the Basic Fee may be increased or decreased by up to a maximum, on an annual basis, of .25% of average daily net assets.


(6) For acting as sub-adviser to Pacific-European Growth Fund, EFM is entitled to receive 65% of Piper Capital's Basic Fee plus or minus 90% of the performance fee adjustment. During the fiscal year ended September 30, 1997, EFM received $393,689 in sub-advisory fees from Piper Capital. The contractual sub-advisory fee rate for the FAIF International Fund is 0.75% of the first $100 million of the Fund's average daily net assets, with the fee scaled downward as assets increase in size.

(7) For acting as sub-adviser to Emerging Markets Growth Fund, EFM is paid a fee by Piper Capital equal to 0.50% of the Fund's average daily net assets. The contractual sub-advisory fee rate for the FAIF Emerging Markets Fund will be 0.85% of the first $100 million of the Fund's average daily net assets with the fee scaled downward as assets increase in size.


(8) On average daily net assets up to $500 million. The fee is 0.30% on average daily net assets in excess of $500 million.

(9) Absent fee waivers, the Pro-Forma Total Fund Operating Expenses of each corresponding FAIF Fund would be as follows: 1.16% for Class A of FAIF Small Cap Growth Fund, 1.13% for Class A of FAIF Balanced Fund, 1.12% and 0.87% for Class A and Class Y, respectively, of FAIF Mid Cap Growth Fund, 1.14% for Class A of FAIF Large Cap Growth Fund, 1.14% and 0.89% for Class A and Class Y, respectively, of FAIF Large Cap Value Fund, 1.13% and 0.88% for Class A and Class Y, respectively, of FAIF Minnesota Tax Free Fund, 1.17% for Class A of FAIF Tax Free Fund, 1.17% and 0.92% for Class A and Class Y, respectively, of FAIF Intermediate Term Income Fund, 1.13% for Class A of FAIF Fixed Income Fund, 1.20% for Class A of FAIF Adjustable Rate Mortgage Securities Fund, 1.77% and 1.52% for Class A and Class Y, respectively, of FAIF International Fund, and 2.25% for Class A of FAIF Emerging Markets Fund.

            FAIF FUNDS' INVESTMENT ADVISORY AGREEMENT. After the Closing, U.S. Bank will serve as the investment adviser for each investment portfolio of FAIF, including the New FAIF Funds, pursuant to the FAIF Funds' Investment Advisory Agreement. As set forth in Table III, the contractual fee rates of the FAIF Funds differ from those of the corresponding Piper Funds. In addition, there are certain differences between the Interim Advisory Agreements and the FAIF Funds' Investment Advisory Agreement. The principal differences between these Agreements are summarized and compared in Appendix VII to this Combined Proxy Statement/Prospectus. The portfolio managers of each of FAIF Funds after the Reorganization are listed in Appendix XI to this Combined Proxy Statement/Prospectus, although the list of portfolio managers is subject to change.

            FAIF FUNDS' SUB-ADVISORY AGREEMENT. After the Closing, Marvin & Palmer will serve as the sub-adviser to the FAIF International Fund and the FAIF Emerging Markets Growth Fund pursuant to a sub-advisory agreement between U.S. Bank and Marvin & Palmer. The principal differences between this sub-advisory agreement and the Interim Sub-Advisory Agreements are summarized and compared in Appendix VII to this Combined Proxy Statement/Prospectus.


            FAIF FUNDS' ADMINISTRATION AGREEMENT. Under FAIF's Amended and Restated Administration Agreement, dated July 1, 1997 (the "Administration Agreement"), SEI Investments Management Corporation (the "Administrator") performs administrative services in connection with the operation of the FAIF Funds, including providing each fund with regulatory reporting, accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the funds. The Administration Agreement has an initial term of two years (the "Initial Term") and will automatically renew for an additional one year period upon achievement of certain written service level standards (as described in the Administration Agreement). The Administration Agreement may be terminated by FAIF: (i) for any reason on six months prior written notice; (ii) in the event of the Administrator's bankruptcy or insolvency; (iii) in the event of a conviction of the Administrator for criminal activity; (iv) if in any consecutive six-month period the average cumulative service Level Percentage (as defined in the Administration Agreement) is less than 50%; (v) if the Administrator has materially failed to perform its responsibilities under the Administration Agreement; or (vi) by delivery to the Administrator of written notice of termination delivered no less than 180 days prior to the end of the Initial Term. The Administration Agreement may be terminated by the Administrator by delivery to FAIF of written notice: (i) if FAIF has materially failed to perform its responsibilities under the Administration Agreement and such material failure has not been cured within 45 days after written notice is received by FAIF specifying the nature of the failure; or (ii) by delivery to FAIF of written notice of termination delivered no less than 180 days prior to the end of the Initial Terms.

            U.S. Bank assists the Administrator and provides sub-administration services for the FAIF Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of the applicable fund's average daily net assets.

            INFORMATION ABOUT U.S. BANK, PIPER CAPITAL, MARVIN & PALMER AND OTHER SERVICE PROVIDERS. U.S. Bank acts as the investment adviser to the FAIF Funds through its First American Asset Management group. U.S. Bank has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of December 31, 1997, U.S. Bank managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Fund family. U.S. Bank is a national banking association organized under the laws of the United States and, as such, is exempt from registration as an investment adviser under the Investment Advisers Act of 1940.


            The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.


            Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that U.S. Bank and certain of its affiliates are not prohibited from performing the services contemplated by the FAIF Funds' Investment Advisory Agreement and the prospectuses for the FAIF Funds. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, U.S. Bank and its affiliates might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors of FAIF would make other arrangements and that shareholders would not suffer adverse financial consequences.


            Marvin & Palmer, 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is a privately held company founded in 1986 by David F. Marvin and Stanley Palmer. The stock of Marvin & Palmer is owned by Mr. Marvin, Mr. Palmer and 24 other holders. Marvin & Palmer is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, Marvin & Palmer managed a total of approximately $4.6 billion in investments for 53 institutional investors.


            The Piper Funds engaged SEI Investments Distribution Co. ("SEI") to act as the principal distributor of the Funds' shares, effective as of the date of the Holding Company Merger. SEI also acts as the principal distributor of the shares of the FAIF Funds. The Piper Funds and the FAIF Funds also employ the same independent auditors. The other service providers for the Piper Funds and the FAIF Funds differ, as set forth below.

                                SERVICE PROVIDERS
                         FOR PIPER FUNDS AND FAIF FUNDS

                         PIPER FUNDS                             FAIF FUNDS
                         -----------                             ----------
Adviser                  Piper Capital                           U.S. Bank

Sub-Adviser              EFM (for Emerging Markets               Marvin & Palmer (for International
                         Growth Fund and Pacific-European        Fund and Emerging Markets Fund)
                         Growth Fund)

Distributor              SEI Investments Distribution Co.        SEI Investments Distribution Co.

Administrator            None                                    SEI Investments Management Corporation

Accounting Agent         Investors Fiduciary Trust Company       None


Transfer Agent           Investors Fiduciary Trust Company       DST Systems, Inc.
                         U.S. Bancorp Piper Jaffray Inc.
                         Piper Trust Company

Custodian                Investors Fiduciary Trust               U.S. Bank National Association
                            Company (PFI and PFI--II)
                         Bankers Trust Company (PGF)


Independent Auditors     KPMG Peat Marwick LLP                   KPMG Peat Marwick LLP



            Investors Fiduciary Trust Company's custodian and accounting agent offices are located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105. DST Systems, Inc. is located at 130 West Ninth Street, Kansas City, Missouri 64105. Bankers Trust Company is located at 130 Liberty Street, New York, New York 10006. The address of U.S. Bancorp Piper Jaffray Inc. and Piper Trust Company is that of Piper Capital and the Piper Funds. SEI Investments Distribution Co. and SEI Investments Management Corporation, wholly owned subsidiaries of SEI Investments Company, are located at Oaks, Pennsylvania 19456.


            SHARE STRUCTURE. Each of PFI, PFI--II, PGF and FAIF is registered as an open-end management investment company under the 1940 Act. Each offers its shares in a number of separate series or "funds" (although PFI--II currently has only one series outstanding).

            PFI, PFI--II and PGF are organized as corporations under the laws of the State of Minnesota and are subject to the provisions of their Articles of Incorporation and Bylaws, as amended. PFI, PFI--II and PGF are authorized to issue 10 trillion, 100 billion and one billion shares of common stock, respectively, in each case with a par value of $.01 per share. Such authorized shares of common stock may be divided into separate funds and separate classes. FAIF is organized as a corporation under the laws of the State of Maryland and is subject to the provisions of its Amended and Restated Articles of Incorporation, as amended and supplemented, and Bylaws. FAIF is authorized to issue 120 billion shares, par value $.0001 per share, which may be divided into separate funds and separate classes of shares. The attributes of a share of common stock in a FAIF Fund are comparable to those of a share of common stock in a Piper Fund. Each share of a Piper Fund or FAIF Fund is fully paid, nonassessable and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Piper Funds and the FAIF Funds have no preemptive or conversion rights. Each share of a Piper Fund or FAIF Fund has one vote. On some issues, such as the election of directors, all shares of PFI, PFI--II, PGF or FAIF vote together as one series. For each of PFI, PFI--II, PGF and FAIF, the shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Piper Fund or FAIF Fund, or a particular class of shares of a Piper Fund or FAIF Fund (or where a particular Fund or class has different interests than the other Funds or classes voting on the same proposal), the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

            The FAIF Funds and the Piper Funds offer separate share classes in order to allocate certain expenses, such as distribution payments, shareholder servicing fees and other "class" expenses, to the different shareholder groups for which the fees and expenses are incurred. In this regard, FAIF's Board of Directors has authorized the issuance of three classes of shares in each of the FAIF Funds (Class A, Class B and Class Y shares). No Piper Fund shareholders will receive Class B shares in the Reorganization. Each share of a class of an FAIF Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the FAIF Board of Directors.

            Shares of each class of an FAIF Fund bear a pro rata portion of all operating expenses paid by the Fund except for distribution payments and shareholder servicing fees paid on Class A or Class B shares and other "class" expenses that are allocated to a particular share class. Class Y shares do not have a distribution or shareholder servicing plan.

            Additional information concerning the attributes of the shares issued by the Piper Funds and the Existing FAIF Funds is included in their respective Prospectuses, as supplemented to the date hereof, which are incorporated herein by reference. Additional information concerning the attributes of the shares issued by the New FAIF Funds is included in the preliminary prospectuses of the Class A and Class B shares and of the Class Y shares attached as Appendix IX and Appendix X, respectively, to this Combined Proxy Statement/Prospectus. Shareholders may obtain copies of FAIF's Amended and Restated Articles of Incorporation and Bylaws from FAIF upon written request at its principal office and copies of the Articles of Incorporation and Bylaws of each of PFI, PFI--II and PGF from the Piper Funds at their principal office.

            DISTRIBUTION PLANS. FAIF, PFI, PFI--II and PGF have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. The FAIF Funds maintain separate Distribution Plans for their Class A and Class B shares. No Class B shares are being issued in the Reorganizations. There is no Distribution Plan for the Class Y shares of the FAIF Funds. Pursuant to the Distribution Plan adopted for the Class A shares, each FAIF Fund pays the distributor of the Fund's shares a shareholder servicing fee monthly at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares. The shareholder servicing fee is intended to compensate the distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder servicing provided by "one-stop" mutual fund networks through which the FAIF Funds are made available.

            PFI, PFI--II and PGF have adopted Distribution Plans which cover their Class A and Class B shares. The Class Y shares of the Piper Funds are not subject to a Distribution Plan. Pursuant to their Distribution Plans, each Piper Fund is authorized to pay the distributor of the Fund's shares a fee for providing distribution-related services and for servicing shareholder accounts, except that for Pacific-European Growth Fund the distributor is reimbursed for its actual expenses incurred in providing distribution-related services and servicing shareholder accounts. The following Piper Funds are authorized to pay quarterly fees under the Distribution Plans (reimbursements in the case of the Distribution Plan for Pacific-European Growth Fund) at annual rates of up to 0.50% of the average daily net assets of Fund's Class A shares and 1.00% of the average daily net assets of the Fund's Class B shares: Small Company Growth Fund, Emerging Growth Fund, Growth Fund, Emerging Markets Growth Fund, Pacific-European Growth Fund, Growth and Income Fund, Balanced Fund and Government Income Fund. For each such Fund the distributor is currently voluntarily limiting the fees or reimbursements it receives from Class A shares to 0.34% of average daily net assets (0.33% for Emerging Markets Growth Fund and Pacific-European Growth Fund). For National Tax-Exempt Fund, Minnesota Tax-Exempt Fund and Intermediate Bond Fund, the Funds are authorized to pay quarterly fees to the distributor at annual rates equal to 0.30% of the Fund's Class A shares. The distributor is currently voluntarily limiting these fees to 0.24% of the Class A shares' average daily net assets (0.22% for Intermediate Bond Fund). Such Funds do not have Class B shares. The Adjustable Rate Mortgage Securities Fund pays a fee under its Distribution Plan equal to 0.15% of such Fund's average daily net assets. (Such Fund has only one class of shares outstanding.) The Piper Funds' distributor pays a portion of the amounts paid under the Distribution Plans to brokerage firms which have sold shares of the Piper Funds. The distributor may also use such payments to pay other distribution expenses and shareholder servicing costs, such as printing and promotional costs.

            SHAREHOLDER TRANSACTIONS AND SERVICES. The respective purchase, redemption, exchange, dividend and other policies and procedures of the FAIF Funds and the corresponding Piper Funds are generally similar. These policies and procedures are more fully set forth in Appendix VIII to this Combined Proxy Statement/Prospectus.

            Piper Funds' Class A and Class B shareholders will receive Class A shares of the FAIF Funds in connection with the Reorganization. As shown in Appendix VIII, there are differences in the sales charge structures applicable to these shares. The Class A shares of the Piper Funds and the FAIF Funds are sold with a front-end sales charge. The front-end sales charge applicable to purchases of Class A shares of the FAIF Funds is generally higher than the front-end sales charge applicable to Class A shares of the Piper Funds. Piper Funds' Class B shares are not subject to a front-end sales charge, but are subject to a CDSC if shares are redeemed during the calendar year in which they were purchased or in any of the following five calendar years. In addition, as discussed above, Class B shares are subject to higher Rule 12b-1 fees than the Class A shares of either the Piper Funds or the FAIF Funds. Piper Fund Class B shareholders will receive Class A shares of the FAIF Funds in the Reorganizations. NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE FAIF FUND SHARES THAT ARE ISSUED TO PIPER FUND SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATIONS. Piper Funds Class Y shareholders will receive Class Y shares of the FAIF Funds in connection with the Reorganization. The Piper Fund and FAIF Fund Class Y shares are sold at net asset value without any front-end sales charge or CDSC.

            Purchase, redemption and exchange procedures for the Piper Funds are generally similar to those for the FAIF Funds. However, the minimum purchase amount is lower for the Class A and Class B shares of the Piper Funds than for the Class A shares of the FAIF Funds. The minimum purchase required to open an account generally is $250 for the Class A and Class B shares of the Piper Funds and $1,000 for the Class A shares of the FAIF Funds. Subsequent purchases generally require a minimum payment of $100 for the FAIF Funds. There is no minimum amount for subsequent investments in the Piper Funds. A minimum purchase of $1 million is required to purchase Class Y shares of the Piper Funds. Class Y shares of the FAIF Funds are offered only through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Thus, Piper Fund Class Y shareholders who receive FAIF Fund Class Y shares in a Reorganization may be ineligible to purchase additional FAIF Fund Class Y shares.


            There are also some differences in the dividend policies of the Piper Funds and the FAIF Funds. For Piper Minnesota Tax-Exempt Fund, National Tax-Exempt Fund, Intermediate Bond Fund, Government Income Fund and Adjustable Rate Mortgage Securities Fund, net income dividends are declared daily and paid monthly, whereas for the corresponding FAIF Funds they are declared and paid monthly. For Piper Growth and Income Fund and Balanced Fund, net income dividends are declared and paid quarterly, whereas they are declared and paid monthly for the corresponding FAIF Funds. For Piper Small Company Growth Fund, Emerging Growth Fund and Growth Fund, net income dividends are declared and paid annually, whereas they are declared and paid monthly for the FAIF Large Cap Growth Fund and Mid Cap Growth Fund and quarterly for the FAIF Small Cap Growth Fund. For Piper Pacific-European Growth Fund and Emerging Markets Growth Fund, and for the corresponding FAIF Funds, net investment income dividends are declared and paid annually. For all Piper Funds and FAIF Funds, distributions of any net realized long-term capital gains are made at least once annually.


                     INFORMATION RELATING TO VOTING MATTERS


            GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Piper Board. Officers and service contractors of the Piper Funds and the FAIF Funds may, without cost to the Piper Funds, solicit proxies on behalf of management of the Piper Funds personally or by mail, telephone, telegraph or otherwise. In addition, the Piper Funds have retained Shareholder Communications Corporation to assist in the solicitation of proxies. The cost of solicitation is estimated to be $80,000 and will be borne by U.S. Bank.

            Shareholder Communications Corporation may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been recorded properly. The Piper Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement/Prospectus and may vote by mail using the enclosed proxy card(s). If you have any questions or need assistance in voting, please contact Piper Capital Mutual Fund Services at its toll-free number, (800) 866-7778.


            Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Piper Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.


            Only shareholders of record at the close of business on May 13, 1998 will be entitled to vote at the Meeting. On that date, the following shares of the Piper Funds were outstanding and entitled to be voted:

        NAME OF PIPER FUND
             AND CLASS                         SHARES ENTITLED TO VOTE
             ---------                         -----------------------

Small Company Growth Fund
          Class A Shares                            3,724,980.195
          Class B Shares                                        0

Emerging Growth Fund
          Class A Shares                           17,708,474.626
          Class B Shares                                        0
          Class Y Shares                            4,102,384.123

Growth Fund
          Class A Shares                           15,290,152.684
          Class B Shares                                        0

Growth and Income Fund
          Class A Shares                            7,241,213.871
          Class B Shares                                        0
          Class Y Shares                              864,963.269

Balanced Fund
          Class A Shares                            3,044,935.199
          Class B Shares                                        0

Minnesota Tax-Exempt Fund
          Class A Shares                           10,715,732.00
          Class Y Shares                              699,818.464

National Tax-Exempt Fund
          Class A Shares                            3,995,961.621

Intermediate Bond Fund
          Class A Shares                            6,253,810.814
          Class Y Shares                            1,164,302.005

Government Income Fund
          Class A Shares                            7,241,213.871

Pacific-European Growth Fund
          Class A Shares                            3,960,526.49
          Class B Shares                                        0
          Class Y Shares                              197,413.110

Emerging Markets Growth Fund
          Class A Shares                            1,169,701.623
          Class B Shares                                        0

Adjustable Rate Mortgage Securities Fund
          Class A Shares                           18,851,035.733


            Each shareholder is entitled to one vote for each share held, and a fractional vote for any fractional shares held.

            SHAREHOLDER AND BOARD APPROVALS. Pursuant to the Order granted by the SEC, the Interim Advisory Agreements are being submitted for the ratification and approval of the shareholders of each of the respective Piper Funds and the Interim Sub-Advisory Agreements are being submitted for the ratification and approval of the shareholders of Piper Pacific-European Growth Fund and Piper Emerging Markets Growth Fund. An Interim Advisory or Sub-Advisory Agreement must be ratified and approved by a majority of the outstanding shares (as defined below) of a Piper Fund in order to remain effective with respect to such Fund. In the event an Interim Advisory or Sub-Advisory Agreement is not ratified and approved with respect to a Piper Fund, the Interim Advisory or Sub-Advisory Agreement will terminate with respect to such Fund, the investment advisory or sub-advisory fees accrued under such Agreement and held in escrow with respect to that Fund will be returned to the Fund, and the Piper Board will consider what actions should be taken with respect to management of the assets of the Piper Fund until a new investment advisory or sub-advisory agreement is approved by the shareholders of that Fund or the Reorganization applicable to such Fund occurs.

            The Reorganization Agreements for PFI, PFI--II and PGF are being submitted for approval at the Meeting by the shareholders of each of the Piper Funds which is a series of either PFI, PFI--II or PGF, as the case may be, pursuant to the provisions of the Articles of Incorporation of each of PFI, PFI--II and PGF. Approval of a Reorganization Agreement by a particular Piper Fund requires the affirmative vote of a majority of the outstanding shares (as defined below) of each class of such Fund, voting as separate classes. Each Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to some but not all of the Piper Funds subject thereto, the Board of Directors of FAIF and the Piper Board may, in the exercise of their reasonable business judgment, either abandon such Reorganization Agreement with respect to all of the Piper Funds subject thereto or direct that the Reorganization and the other transactions described in the Reorganization Agreement be consummated to the extent they deem advisable.


            With respect to approval of the Interim Advisory and Sub-Advisory Agreements, the term "majority of the outstanding shares" of a particular Piper Fund means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present or (ii) more than 50% of the outstanding shares of the Fund. With respect to approval of the Reorganization Agreements, the term "majority of the outstanding shares" of each class of a Piper Fund means more than 50% of the outstanding shares of such class. The vote of the shareholders of the FAIF Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

            The approval of the Reorganization Agreements by the Piper Board is discussed above under "Information Relating to the Proposed
Reorganizations--Board Considerations." The Reorganizations were unanimously approved by the Board of Directors of FAIF at a meeting held on February 23, 1998.

            As of May 13, 1998 the officers and Directors of PFI, PFI--II and PGF as a group owned less than 1% of each Piper Fund. As of May 8, 1998 the officers and Directors of FAIF as a group owned less than 1% of each FAIF Fund. Table IV(A) shows the name, address and share ownership of each person known to PFI, PFI--II or PGF, as the case may be, to have beneficial or record ownership with respect to 5% or more of a class of a Piper Fund as of May 13, 1998. Table IV(B) shows the name, address and share ownership of each person known to FAIF to have beneficial or record ownership with respect to 5% or more of a class of a FAIF Fund as of May 8, 1998.

                                   TABLE IV(A)
                  PIPER FUNDS--5% OWNERSHIP AS OF MAY 13, 1998

                                                                                                        ESTIMATED
                                                                        AMOUNT OF    PERCENTAGE      PERCENTAGE OF
PIPER FUND                    NAME AND ADDRESS                        SHARES OWNED    OF CLASS    FUND POST-CLOSING**
----------                    ----------------                        ------------   ----------   -------------------
Pacific-European Growth
   Fund

      Class Y                 *Piper Trust Company TTEE                189,287.401     95.88%             0.62%
                              Piper Jaffray Companies Inc.
                              401(k) Plan Pacific-European
                              Growth Fund 93-7150-09-2
                              222 South 9th Street
                              Minneapolis, MN 55402-3389

Emerging Growth Fund

      Class Y                 *Piper Trust Company TTEE FBO          1,440,968.691     35.13%             6.58%
                              Piper Jaffray Companies 401(k)
                              Plan Piper Emerging Growth
                              Fund 93-7150-07-6
                              222 South 9th Street
                              Minneapolis, MN 55402-3389

                              *PCM ADV for                             375,187.229      9.15%             1.71%
                              Dakota Medical Foundation
                              Attn: Marge Nelson
                              P.O. Box 7067
                              Fargo, ND 58109-7067

                              *Piper Trust Company as Trustee          264,705.702      6.45%             1.21%
                              Bannock Regional Med Ctr Ret &
                              Incentive Saving Plan Piper ETA
                              Growth Fund 92-0420-05-6
                              222 South 9th Street
                              Minneapolis, MN 55402-3389

Growth Fund

      Class A                 *Piper Trust Company TTEE FBO          1,024,876.078      6.70%             0.18%
                              Piper Jaffray Companies 401(k)
                              Plan Piper Value Fund 93-7150-05-0
                              222 South 9th Street
                              Minneapolis, MN 55402-3389

Growth & Income Fund

      Class Y                 *Piper Trust Company as Trustee           64,764.253      7.49%             ***
                              Fourth Shift Corp Salary
                              Savings Plan 96-2727-01-2
                              222 South 9th Street
                              Minneapolis, MN 55402




                                                                                                        ESTIMATED
                                                                        AMOUNT OF    PERCENTAGE      PERCENTAGE OF
PIPER FUND                    NAME AND ADDRESS                        SHARES OWNED    OF CLASS    FUND POST-CLOSING**
----------                    ----------------                        ------------   ----------   -------------------

                              *PCM ADV FBO Norwest Bank TTEE            65,810.628      7.61%             ***
                              Blue Cross/Blue Shield DBP
                              Mutual Fund Dept -- Carrie Mansk
                              733 Marquette Avenue MS0036
                              Minneapolis, MN 55479-0036

                              *PCM ADV for Delta Dental                 61,687.451      7.13%             ***
                              Attn: Dani Fjelstad
                              7807 Creekridge Circle
                              P.O. Box 330
                              Minneapolis, MN 55440-0330

                              *Piper Trust Company TTEE FBO             54,170.136      6.26%             ***
                              Colon & Rectal Surgery Assoc
                              PSP Piper Growth & Income Fund
                              92-1675-05-4
                              222 South 9th Street
                              Minneapolis, MN 55402

                              *Piper Trust Company TTEE FBO             80,850.883      9.35%             0.11%
                              Bannock Regional Med Ctr Ret
                              Incentive Saving Plan Growth &
                              Income Fund 92-0420-08-0
                              222 South 9th Street
                              Minneapolis, MN 55402-3389

                              *Piper Trust Company                     416,224.388     48.12%             0.60%
                              Large Company Stock Fund
                              99-0000-24-2
                              222 South 9th Street
                              Minneapolis, MN 55402

Balanced Fund

      Class A                 *Piper Trust Company as Trustee          232,631.065      7.64%             0.51%
                              Bannock Regional Med Ctr Ret &
                              Incentive Saving Plan Piper
                              Balanced Fund 92-0420-03-1
                              222 South 9th Street
                              Minneapolis, MN 55402-3389

Intermediate Bond Fund

      Class Y                 *PCM ADV United Healthcare Corp          191,240.055     16.43%             0.37%
                              401D Savings Plan WA DTD
                              c/o U.S. Bank Trust National Association
                              Attn: Mutual Funds A/C21740223
                              P.O. Box 64010
                              St. Paul, MN 55164-0010

                              *Dakota County                           503,305.112     43.23%             0.98%
                              Institutional Account
                              Attn: Tom Novak
                              1590 Highway 55, Suite 2343
                              Hastings, MN 55033-2343




                                                                                                        ESTIMATED
                                                                        AMOUNT OF    PERCENTAGE      PERCENTAGE OF
PIPER FUND                    NAME AND ADDRESS                        SHARES OWNED    OF CLASS    FUND POST-CLOSING**
----------                    ----------------                        ------------   ----------   -------------------

                              *Piper Trust Company TTEE FBO            286,590.693     24.61%             0.56%
                              Rural Municipal Int Bond Fund
                              94-7140-01-8
                              222 South 9th Street
                              Minneapolis, MN 55402

                              Campbell Scientific Inc.                 152,601.524     13.11%             0.30%
                              Attn: Greg Bangerter
                              815 West 1800 North
                              Logan, UT 84321-9876

Minnesota Tax-Exempt
   Fund

      Class Y                 *Jane N. Mooty & John W. Mooty           190,329.382     27.20%             1.67%
                                 Trust
                              Jane N. Mooty Rev Trust
                              U/A DTD 01/18/91
                              6801 Dovre Drive
                              Edina, MN 55438

                              ****Curtis J. Cargill                     93,092.281     13.30%             0.81%
                              Evelyn C. Cargill
                              JT TEN
                              3141 Sandy Hook Drive
                              St. Paul, MN 55113-2128

                              ****Norvin E. Ekrem                      105,459.501     15.07%             0.92%
                              2501 Dresden Lane
                              Golden Valley, MN 55422

                              *PJH Prime Account                       182,648.402     26.10%             1.60%
                              Daniel D. Childers TTEE
                              Daniel D. Childers Rev Trust
                              U/A DTD 01/29/91
                              37352 Riviera Road
                              St. Cloud, MN 56303-9648

                              ****Harold F. Griffiths                  128,288.898     18.33%             1.12%
                              Bond Account
                              27308 N. Palo Fiero Road
                              Tonto Verde, AZ 85263


---------------
*    Record holder only.
** Based on shares outstanding of the Piper Fund as of May 13, 1998 and the shares outstanding of the corresponding FAIF Fund as of May 8, 1998
***  Less than 0.1%
**** Known to Piper Funds to be beneficial owner.

                                  TABLE IV(B)
                  FAIF FUNDS -- 5% OWNERSHIP AS OF MAY 8, 1998

                                                                                                        ESTIMATED
                                                                        AMOUNT OF    PERCENTAGE      PERCENTAGE OF
FAIF FUND                     NAME AND ADDRESS                        SHARES OWNED    OF CLASS    FUND POST-CLOSING**
---------                     ----------------                        ------------   ----------   -------------------
Small Cap Growth Fund

      Class A                 *Northern Trust Co. Tr.                   25,586.64       6.88%             0.18%
                              FBO James L. French Irrev Trust
                              OF 1991 #2 A/C #2242148
                              P.O. Box 92956
                              Chicago, IL 60675-2956

                              *J.C. Bradford & Co. Cust. FBO           114,299.665     30.72%             0.80%
                              DCIP Limited Partners I
                              330 Commerce Street
                              Nashville, TN 37201-1805

      Class Y                 *Var & Co.                             7,538,741.336     74.64%            52.73%
                              P.O. Box 64482
                              St. Paul, MN 55164-0482

                              *U.S. Bank Trust National                825,856.524      8.18%             5.77%
                                 Association
                              As Fiduciary for First Retirement
                              Attn: Reconciliation SPFT0401
                              180 East Fifth Street
                              St. Paul, MN 55101-1631

                              ****First American Strategy              706,700.814      7.00%             4.94%
                                 Growth and Income Fund
                              c/o U.S. Bank Trust National Association
                              Attn: Greg Wilhelmy SPFT0912
                              P.O. Box 64010
                              St. Paul, MN 55164-0010

International Fund

      Class A                 *Marin Associates Ltd.                   222,064.516     31.62%             0.73%
                              150 Great Neck Road
                              Great Neck, NY 11021-3309

                              *Marin Sector Ltd.                        88,358.423     12.58%             0.29%
                              150 Great Neck Road
                              Great Neck, NY 11021-3309

      Class B                 ****Guenther Patzeiberger                 10,830.496      5.29%             ***
                              Cristobal Colon #98
                              Colon Echegory Naucaipan
                              Edo de Mexico 53310

      Class Y                 *Var & Co                             21,916,911.5       85.96%            71.71%
                              P.O. Box 64482
                              St. Paul, MN 55164-0482




                                                                                                        ESTIMATED
                                                                        AMOUNT OF    PERCENTAGE      PERCENTAGE OF
FAIF FUND                     NAME AND ADDRESS                        SHARES OWNED    OF CLASS    FUND POST-CLOSING**
---------                     ----------------                        ------------   ----------   -------------------

                              *U.S. Bank Trust National               1,487,105.58      5.83%            4.86%
                                 Association
                              As Fiduciary for First Retirement
                              Attn: Reconciliation SPFT0401
                              180 East 5th Street
                              St. Paul, MN 55101-1631

Large Cap Growth Fund

      Class Y                 *Var & Co                              36,348,235.49     89.55%           63.17%
                              P.O. Box 64482
                              St. Paul, MN 55164-0482

Large Cap Value Fund

      Class A                 *Charles Schwab & Co. Inc.               176,476.348      5.87%            0.25%
                              Special Custody Account
                              For Benefit of Customers
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                              *Wells Fargo Bank TTEE                   243,667.024      8.11%            0.35%
                              FBO AMD 401(k) Plan
                              P.O. Box 9800
                              Calabasas, CA 91372-0800

      Class Y                 *Var & Co                              44,000,804.32     77.70%           62.58%
                              P.O. Box 64482
                              St. Paul, MN 55164-0482

                              *U.S. Bank Trust National             10,223,579.747     18.05%           14.54%
                                 Association
                              As Fiduciary for First Retirement
                              Attn: Reconciliation SPFT0401
                              180 East 5th Street
                              St. Paul, MN 55101-1631

Balanced Fund

      Class Y                 *Var & Co                              19,897,071.87     56.88%           43.98%
                              P.O. Box 64482
                              St. Paul, MN 55164-0482

                              *U.S. Bank Trust National             14,997,854.665     42.87%           33.15%
                                 Association
                              As Fiduciary for First Retirement
                              Attn: Reconciliation SPFT0401
                              180 East 5th Street
                              St. Paul, MN 55101-1631




                                                                                                        ESTIMATED
                                                                        AMOUNT OF    PERCENTAGE      PERCENTAGE OF
FAIF FUND                     NAME AND ADDRESS                        SHARES OWNED    OF CLASS    FUND POST-CLOSING**
---------                     ----------------                        ------------   ----------   -------------------

Fixed Income Fund

      Class A                 *Bethany Lutheran College                 70,245.629      6.98%             ***
                                 Endowment
                              First American Asset Management
                              U.S. Bank Place
                              Attn: Arlene Kielley MPFP1607
                              601 2nd Avenue South
                              Minneapolis, MN 55402-4303

      Class Y                 *Var & Co                             78,899,373.97      75.96%           69.90%
                              P.O. Box 64482
                              St. Paul, MN 55164-0482

                              *U.S. Bank Trust National              5,883,365.446      5.66%            5.21%
                                 Association
                              As Fiduciary for First Retirement
                              Attn: Reconciliaiton SPFT0401
                              180 East 5th Street
                              St. Paul, MN 55101-1631

                              ****First American Strategy            5,984,021.464      5.76%            5.30%
                                 Income Fund
                              c/o U.S. Bank Trust National
                                 Association
                              Attn: Greg Wilhelmy SPFT0912
                              P.O. Box 64010
                              St. Paul, MN 55164-0010

                              ****First American Strategy            9,623,893.915      9.27%            8.53%
                                 Growth and Income Fund
                              c/o U.S. Bank Trust National
                                 Association
                              Attn: Greg Wilhelmy SPFT0912
                              P.O. Box 64010
                              St. Paul, MN 55164-0010

Intermediate Term Income
   Fund

      Class A                 *U.S. Bancorp Investments, Inc.            35,681.17      7.64%             ***
                              FBO 316141181
                              100 South Fifth Street, Suite 1400
                              Minneapolis, MN 55402-1217

      Class Y                 *Var & Co                              40,952,734.92     94.83%           80.19%
                              P.O. Box 64482
                              St. Paul, MN 55164-0482


---------------
*    Record holder only.
** Based on shares outstanding of the corresponding Piper Fund as of May 13, 1998 and the shares outstanding of FAIF Fund as of May 8, 1998
***  Less than 0.1%
**** Known to FAIF to be beneficial owner.

            QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve an Interim Advisory or Sub-Advisory Agreement or a Reorganization Agreement are not received with respect to one or more of the Piper Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). A shareholder vote may be taken with respect to one or more Piper Fund (but not the other Piper Funds) on some or all matters before any such adjournment(s) if sufficient votes have been received for approval. A quorum is constituted with respect to a Piper Fund by the presence in person or by proxy of the holders of more than 10% of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approvals.

            ANNUAL MEETINGS. The Bylaws of each of PFI, PFI--II and PGF provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the company. PFI, PFI--II and PGF are also required to hold shareholder meetings if they are required by the 1940 Act. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans. Similarly, under the laws of the State of Maryland and FAIF's Amended and Restated Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


            INTERESTS OF CERTAIN PERSONS. The following receive payments from the FAIF Funds for services rendered pursuant to contractual arrangements with the Funds: U.S. Bank, as the adviser of each Fund, receives payments for its investment advisory and management services; Marvin & Palmer, as the sub-adviser for the International Fund, receives payments for its sub-advisory services; SEI Investments Distribution Co., as the distributor for each Fund, receives payments for providing distribution services; SEI Investments Management Corporation, in its capacity as the administrator for each Fund, receives payments for providing shareholder servicing, legal and accounting and other administrative personnel and services; U.S. Bank receives payments for providing sub-administration services to the FAIF Funds; DST Systems, Inc., in its capacity as transfer and dividend disbursing agent for each Fund, receives payments for providing transfer agency and dividend disbursing services; and U.S. Bank also receives payments for providing custodial services for each Fund, and may also act as securities lending agent in connection with the Funds' securities lending transactions and receive, as compensation for such services, fees equal to 40% of the Funds' income from such securities lending transactions. Effective October 1, 1998, FAIF has appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to Class A and Class B Shares of the FAIF Funds held through accounts at U.S. Bank and its affiliates. The FAIF Funds pay U.S. Bank an annual fee of $15 per account for such services.


                   ADDITIONAL INFORMATION ABOUT THE FAIF FUNDS

            Additional information about the Existing FAIF Funds is included in Prospectuses and Statement of Additional Information dated January 31, 1998, as supplemented through the date hereof, copies of which, to the extent not included herewith, may be obtained without charge by writing to FAIF, c/o SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-637-2548. FAIF is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by FAIF can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

            Information included in this Combined Proxy Statement/Prospectus concerning FAIF was provided by FAIF.

                  ADDITIONAL INFORMATION ABOUT THE PIPER FUNDS

            Additional information about the Piper Funds is included in the Prospectuses, dated November 24, 1997, as supplemented through the date hereof, which have been filed with the SEC. Copies of these Prospectuses and the related Statements of Additional Information may be obtained without charge by writing to Piper Capital Management, Attn: Mutual Fund Services, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or by calling 1-800-866-7778. Reports and other information filed by the Piper Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of the Piper Funds listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

            Information included in this Combined Proxy Statement/Prospectus concerning the Piper Funds was provided by PFI, PFI--II and PGF.

                              FINANCIAL STATEMENTS

            The audited statements of assets and liabilities, including the schedules of investments in securities, of the Piper Funds and of the Existing FAIF Funds as of September 30, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated therein, as included in the September 30, 1997 Annual Reports of the Piper Funds and of the Existing FAIF Funds, have been incorporated by reference into this Combined Proxy Statement/Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent auditors for the Piper Funds and FAIF, given on the authority of such firm as experts in accounting and auditing.

                                 OTHER BUSINESS

            The Piper Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

            Shareholder inquiries may be addressed to the Piper Funds or the FAIF Funds in writing at the appropriate addresses on the cover page of this Combined Proxy Statement/Prospectus or by telephoning the Piper Funds at 1-800-866-7778 or the FAIF Funds at 1-800-637-2548.

                                      * * *

            SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX OR VOTE BY TELEPHONE.

            THE PIPER FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THEIR SEPTEMBER 30, 1997 ANNUAL SHAREHOLDER REPORTS AND THEIR MARCH 31, 1998 SEMI-ANNUAL SHAREHOLDER REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804 OR BY TELEPHONE AT 1-800-866-7778.

                                                                   Appendix I(a)

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


       THIS AGREEMENT, made this 1st day of May 1998, by and between Piper Funds Inc., a Minnesota corporation (the "Fund") and Piper Capital Management Incorporated, a Delaware corporation (the "Adviser").


       1. Investment Advisory and Management Services. The Fund hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund's Portfolios (the "Portfolios").

       The investment of the assets of the Portfolios shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement and currently effective Prospectus of the Fund and shall conform to the policies and purposes of the Fund and the Portfolios as set forth in the Registration Statement and Prospectus and as interpreted from time to time by the Board of Directors of the Fund. Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's Portfolios and the making and execution of all investment decisions for the Fund. The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

       The Adviser shall, at its own expense, furnish the Fund suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (the "1940 Act") and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

       The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

       2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee for each Portfolio, which fee shall be paid to the Adviser not later than the fifth business day of the month following the month in which such services are rendered. Each such monthly fee shall be 1/12 of the per annum rate or rates set forth below and shall be based on the average net asset value of all of the issued and outstanding shares of the respective Portfolio as determined as of the close of each business day of the month pursuant to the currently effective Prospectus of the Fund. The fees shall be prorated for any fraction of a month at the commencement or termination of this Agreement. The following table sets forth the fees on a monthly and annual basis:

                                                Per           Average Net Asset
                              Monthly Rate   Annum Rate     Values of the Portfolio
                              ------------   ----------     -----------------------
Growth Fund, Small            1/12 of .75%     .75%         On the first $100,000,000
  Company Growth              1/12 of .65%     .65%         On the next $200,000,000
  Fund, Balanced Fund         1/12 of .55%     .55%         On the next $200,000,000
  Emerging Growth             1/12 of .50%     .50%         On average net assets over
  Fund and Growth                                           $500,000,000
  Income Fund


Government Income             1/12 of .50%     .50%         On the first $250,000,000
  Fund                        1/12 of .45%     .45%         On the next $250,000,000
                              1/12 of .40%     .40%         On average net assets over
                                                            $500,000,000

Money Market Fund,            1/12 of .50%     .50%         On the first $500,000,000
  U.S. Government             1/12 of .425%    .425%        On the next $250,000,000
  Money Market Fund,          1/12 of .375%    .375%        On the next $250,000,000
  and Tax-Exempt              1/12 of .35%     .35%         On the next $500,000,000
  Money Market Fund           1/12 of .325%    .325%        On the next $500,000,000
                              1/12 of .30%     .30%         On the next $500,000,000
                              1/12 of .275%    .275%        On average net assets over
                                                            $2,500,000,000

National Tax-Exempt           1/12 of .50%     .50%         On the first $250,000,000
  Fund and Minnesota          1/12 of .45%     .45%         On the next $250,000,000
  Tax-Exempt Fund             1/12 of .40%     .40%         On average net assets over
                                                            $500,000,000

Intermediate Bond             1/12 of .30%     .30%         On the first $100,000,000
  Fund                        1/12 of .25%     .25%         On the next $150,000,000
                              1/12 of .20%     .20%         On average net assets over
                                                            $250,000,000


       The fees shall be prorated for any fraction of a month at the commencement or termination of this Agreement.



       Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement by any Portfolio shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders of such Portfolio in accordance with the provisions of Section 6 of this Agreement. If shareholders of any Portfolio fail to approve this Agreement, the escrow agent will pay to the Portfolio the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Fund stating whether the escrowed funds are to be delivered to the Adviser or the Portfolio.


       3. Allocation of Expenses.

       (a) In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser and/or SEI Investments Distribution Co. (the "Distributor"). These Fund expenses include, by way of example, but not by way of limitation, the fees and expenses of directors and officers of the Fund who are not Affiliated Persons of the Adviser, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders' meetings, and proxy solicitations.

       (b) The Adviser or the Distributor shall bear all promotional expenses in connection with the distribution of the Fund's shares, including but not limited to the costs of printing and distributing prospectuses and shareholder reports for new shareholders and the costs of sales literature and advertising.

       4. Limit on Expenses. It is understood that the laws of certain states in which each Portfolio's shares are offered for sale may require that the Portfolios be reimbursed for excess Portfolio expenses, and the Adviser agrees to make such reimbursement.

       5. Freedom to Deal with Third Parties. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

       6. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund or any Portfolio of the Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

       Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or of the Fund cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the Fund's outstanding shares; provided that, if a majority of the outstanding shares of any Portfolio approves this Agreement, this Agreement shall continue in effect with respect to such approving Portfolio whether or not the shareholders of any other Portfolio of the Fund approve this Agreement.

       This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, upon sixty (60) days written notice to the other party; provided that if a majority of the outstanding shares of any Portfolio of the Fund votes to terminate this Agreement, such termination shall be effective with respect to such Portfolio whether or not the shareholders of any other Portfolio vote to terminate this Agreement. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services. This Agreement shall automatically terminate in the event of its assignment.

       7. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Portfolios which have approved and are subject to this Agreement. In addition, if a majority of the outstanding shares of any Portfolio of the Fund votes to amend this Agreement, such amendment shall be effective with respect to such Portfolio whether or not the shareholders of any other Portfolio vote to adopt such amendment.

       8. Notice. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                          PIPER FUNDS INC.


                                          By  /s/ Kathryn Stanton
                                              ----------------------------------
                                              Kathryn Stanton
                                          Its Acting President


                                          PIPER CAPITAL MANAGEMENT
                                            INCORPORATED


                                          By  /s/ Robert H. Nelson
                                              ----------------------------------
                                              Robert H. Nelson
                                          Its Senior Vice President

                                                                   Appendix I(b)

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


    THIS AGREEMENT, made this 1st day of May 1998, by and between Piper FUNDS INC.--II, a Minnesota corporation (the "Company") and Piper Capital Management Incorporated, a Delaware corporation (the "Adviser").


       1. Investment Advisory and Management Services. The Company hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Adjustable Rate Mortgage Securities Fund series of the Company and any other series of the Company established in the future (the "Funds").

       The investment of the assets of each Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-1A and any representations contained in the Prospectus and Statement of Additional Information of the Company and shall conform to the policies and purposes of the respective Fund as set forth in such documents and (a) as interpreted from time to time by the Board of Directors of the Company and (b) as may be amended from time to time by the Board of Directors and/or the shareholders of the Company as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Within the framework of the investment policies of the Funds, the Adviser shall have the sole and exclusive responsibility for the management of the Funds and the making and execution of all investment decisions for the Funds. The Adviser shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Funds.

       The Adviser shall, at its own expense, furnish suitable office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. The Adviser shall arrange, if requested by the Company, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Company as directors, officers, or employees of the Company if duly elected to such positions by the shareholders or directors of the Company.

       The Adviser hereby acknowledges that all records necessary in the operation of the Funds, including records pertaining to shareholders and investments, are the property of the Company, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

       2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Company shall pay to the Adviser a monthly investment advisory fee on behalf of each Fund. The monthly fee payable with respect to Adjustable Rate Mortgage Securities Fund shall be equivalent to an annual rate of .35% of the first $500 million of the Fund's average daily net assets and .30% of average daily net assets in excess of $500 million. The monthly fee payable with respect to any Fund established in the future shall be set forth in a supplement to this Agreement. The monthly fee payable by each Fund shall be based on the average net asset values of all of the issued and outstanding shares of such Fund as determined as of the close of each business day of the month pursuant to the Articles and Bylaws of the Company and the currently effective Prospectus and Statement of Additional Information of the Company applicable to such Fund. The fee shall be prorated for any fraction of a month at the commencement or termination of this Agreement.

     Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement by the Fund shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders in accordance with the provisions of Section 6 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Company stating whether the escrowed funds are to be delivered to the Adviser or the Fund.


     3. Allocation of Expenses.

       (a) In addition to the fee described in Section 2 hereof, each Fund shall pay all its expenses which are not assumed by the Adviser or SEI Investments Distribution Co. (the "Distributor"). These expenses include, by way of example, but not by way of limitation, (i) brokerage and commission expenses; (ii) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (iii) interest charges on borrowings; (iv) the Fund's organizational and offering expenses, whether or not advanced by the Adviser; (v) the cost of other personnel providing services to the Fund; (vi) fees and expenses of registering shares under applicable state securities laws;
(vii) expenses of printing and distributing reports to shareholders; (viii) costs of shareholders' meetings and proxy solicitation; (ix) charges and expenses of the Company's custodian and registrar, transfer agent and dividend disbursing agent applicable to the Fund; (x) that portion allocable to the Fund of any compensation of the Company's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser; (xi) legal and auditing expenses; (xii) costs of stationery and supplies; (xiii) expenses of preparing prospectuses and of printing and distributing prospectuses and statements of additional information annually to existing shareholders; (xiv) insurance expenses; (xv) association membership dues; (xvi) Rule 12b-1 Plan of Distribution fees (when applicable); and (xvii) the fees and expenses and registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission.

     (b) The Distributor or the Adviser shall bear all advertising and promotional expenses in connection with the distribution of the Company's shares, including paying for prospectuses, statements of additional information and shareholder reports for new shareholders and the costs of sales literature and advertising. The Company shall not use any of its assets to finance costs incurred in connection with the distribution of its shares except pursuant to a Plan of Distribution, if any, adopted pursuant to Rule 12b-1 under the 1940 Act.

       4. Limit on Expense. It is understood that the laws of certain states in which the shares of a Fund are offered for sale may require that the such Fund be reimbursed for its excess expenses, and the Adviser agrees to make such reimbursement.

       5. Freedom to Deal with Third Parties. The Adviser shall be free to render services to other similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

       6. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of a Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

       Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect with respect to a Fund only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of such Fund and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of the Adviser or of the Company, cast in person at a meeting called for the purpose of voting on such approval.

       This Agreement may be terminated with respect to any Fund at any time without the payment of any penalty by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of such Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Company.

       7. Amendments to Agreement. No material amendment to this Agreement shall be effective with respect to a Fund until approved by a vote of the holders of a majority of the outstanding shares of such Fund.

       8. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

       IN WITNESS WHEREOF, the Company and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                          PIPER FUNDS INC. -- II


                                          By  /s/ Kathryn Stanton
                                              ----------------------------------
                                              Kathryn Stanton
                                          Its Acting President


                                          PIPER CAPITAL MANAGEMENT
                                            INCORPORATED


                                          By  /s/ Robert H. Nelson
                                              ----------------------------------
                                              Robert H. Nelson
                                          Its Senior Vice President

                                                                   Appendix I(c)

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


     THIS AGREEMENT, made this 1st day of May 1998, by and between Piper Global Funds Inc., a Minnesota corporation (the "Company") and Piper Capital Management Incorporated, a Delaware Corporation (the "Adviser").


     1. Investment Advisory and Management Services. The Company hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Pacific-European Growth Fund and the Emerging Markets Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"), each a series of the Company.

     The investment of the assets of each Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation and Bylaws of the Company and the Registration Statement on Form N-1A of the Fund and any representations contained in the Prospectus and Statement of Additional Information of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement, Prospectus and Statement of Additional Information and (a) as interpreted from time to time by the Board of Directors of the Company and (b) as may be amended or limited from time to time by such Board of Directors and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Within the framework of the investment policies of each Fund, and subject to such other limitations and directions as the Board of Directors may from time to time prescribe, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and making and execution of all investment decisions for the Fund, provided that the Adviser shall be authorized to retain a sub-adviser to assist the Adviser in furnishing investment advice to the Fund, and provided further that the Adviser shall be responsible for monitoring compliance by the sub-adviser with the investment policies and restrictions of the Fund and with such other limitations or directions as the Board of Directors of the Company may from time to time prescribe. The Adviser shall report to the Board of Directors of the Company regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of each Fund.

     The Adviser shall, at its own expense, furnish the Company with suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of each Fund. The Adviser shall arrange, if requested by the Company, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Company as directors, officers or employees of the Company if duly elected to such positions by Fund shareholders or directors of the Company.

     The Adviser hereby acknowledges that all records necessary in the operation of each Fund, including records pertaining to its shareholders and investments, are the property of the Company, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

     2. Compensation for Services.

     (a) Pacific-European Growth Fund. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Company shall pay to the Adviser, from the assets of the Pacific-European Growth Fund, a monthly investment advisory fee determined by applying the annual rate of 1.00% to the Fund's average daily net assets up to $100 million, the annual rate of .875% to such assets between $100 million and $200 million, and the annual rate of .75% to such assets in excess of $200 million and multiplying such amount by 1/12 (the "Basic Fee"). The Basic Fee shall be subject to adjustment based on a comparison of the investment performance of the Class A shares of the Fund for the applicable performance period to the investment record of the Morgan Stanley Capital International EAFE(sm) Index ("EAFE"). For purposes of calculating such performance adjustment, the applicable performance period shall be a rolling 12-month period comprised of the most recent calendar month and the 11 immediately preceding calendar months. The Basic Fee, plus or minus the performance adjustment, shall be calculated and paid to the Adviser monthly. The monthly performance adjustment shall be calculated as follows: (a) for each percentage point by which the investment performance of the Fund's Class A shares exceeds that of EAFE (subject to a maximum of 5 percentage points), the Basic Fee shall be increased by an amount equal to the product of
 .05% of the Fund's average daily net assets and 1/12, and (b) for each percentage point by which the investment performance of the Fund's Class A shares is exceeded by that of EAFE (subject to a maximum of 5 percentage points), the Basic Fee shall be decreased by an amount equal to the product of
 .05% of the Fund's average daily net assets and 1/12.

                   RANGE OF PERMITTED INCREASES OR DECREASES
                     TO THE BASIC FEE ON AN ANNUALIZED BASIS

Percentage Point Difference
Between Performance of
Class A Shares of Fund                       Adjustment to Basic Fee
and % Change in EAFE Index                   (Annualized)
--------------------------                   ------------
          +5  percentage                          +.25%
              points or more
          +4                                      +.20
          +3                                      +.15
          +2                                      +.10
          +1                                      +.05
          +0                                      0
          -1                                      -.05
          -2                                      -.10
          -3                                      -.15
          -4                                      -.20
          -5 percentage                           -.25
             points or more




      In comparing the investment performance of the Pacific-European Growth Fund's Class A shares to the investment record of the EAFE, dividends and other distributions of the Fund's Class A shares and dividends and other distributions reported with respect to component securities of the EAFE during the performance period will be treated as having been reinvested. Investment performance of the Fund's Class A shares will be calculated based on the total return of such shares for the applicable period, which consists of the total net asset value of such shares at the end of the applicable period, including reinvestment of dividends and distributions, less the net asset value of such shares at the commencement of the applicable period divided by the net asset value of such shares at the commencement of the applicable period. Fractions of a percentage point are recorded to the nearest whole point (to the higher whole point if exactly one-half).

      For purposes of the calculation of such fee, "average daily net assets" for a particular period shall be determined on the basis of the Fund's net assets as determined as of the close of each business day of the month pursuant to the currently effective prospectus of the Fund. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month.

If this agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

     (b) Emerging Markets Growth Fund. The fee to be paid by Emerging Markets Growth Fund to the Adviser shall be a monthly investment advisory fee payable at an annual rate of 1.00% of the average daily net assets of Emerging Markets Growth Fund. Except as hereinafter set forth, such fee shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly on the fifth day following the end of a month. Such calculations shall be made by applying 1/365th (1/366th in a leap year) of the annual rate to Emerging
Markets Growth Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or if the Agreement shall terminate with respect to Emerging Markets Fund before the last day of a month, compensation for that part of the month during which the Agreement is in effect shall be prorated in a manner consistent with the calculation of fees as set forth above.


     (c) Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement by either Fund shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders of such Fund in accordance with the provisions of
Section 6 of this Agreement. If shareholders of either Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Company stating whether the escrowed funds are to be delivered to the Adviser or the Fund.


     3. Allocation of Expenses.

     (a) In addition to the fees described in Section 2 hereof, the Company shall pay all the expenses of each Fund which are not assumed by the Adviser and/or SEI Investments Distribution Co. (the "Distributor,"). These Fund expenses include, by way of example, but not by way of limitation, (i) brokerage and commission expenses; (ii) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (iii) interest charges on borrowings; (iv) the Fund's organizational and offering expenses whether or not advanced by the Adviser; (v) the cost of other personnel providing services to the Fund; (vi) fees and expenses of registering and maintaining registration of the Fund's shares under the appropriate Federal securities laws and of qualifying and maintaining qualification of the Fund's shares under applicable state securities laws; (vii) expenses of printing and distributing reports to shareholders; (viii) expenses of printing and distributing prospectuses annually to existing shareholders; (ix) costs of shareholders' meetings and proxy solicitation; (x) charges and expenses of the Fund's custodian and registrar, transfer agent and dividend disbursing agent;
(xi) compensation of the Company's officers, employees and directors that are not Affiliated Persons or Interested Persons (as defined in Section 2(a) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or the Sub-Adviser; (xii) legal and auditing expenses; (xiii) costs of stationery and supplies; (xiv) insurance expenses; (xv) association membership dues; (xvi) travel expenses of officers and employees of Edinburgh Fund Managers plc to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company; and (xvii) travel expenses for attendance at Board of Directors meetings by members of the Board of Directors of the Company who are also "interested persons" or "affiliated persons" of the Sub-Adviser.

     (b) The Adviser or the Distributor shall bear all promotional expenses in connection with the distribution of each Fund's shares (other than any expenses assumed by the Funds pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act), including but not limited to the costs of printing and distributing prospectuses, statements of additional information and shareholder reports for new shareholders and the costs of sales literature and advertising.

     4. Limit on Expenses. If the total expenses of a Fund for any fiscal year (including the fees payable to the Adviser but excluding interest, taxes, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities, distribution fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, all to the extent permitted by applicable state law and regulation) exceed any expense limitation imposed by applicable state law, the Adviser shall reimburse the Fund for such excess in the manner and to the extent required by applicable state law.

     5. Freedom to Deal With Third Parties. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

     6. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of a Fund shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

     Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period ending two years from the date of execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by the vote of the holders of a majority of the Fund's outstanding shares and, in either case, by a majority of the directors of the Company who are not Interested Persons of the Adviser or of the Company by vote cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding shares of a Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation and winding up of a Fund.

     7. Limitation of liability. The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

     8. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of each Fund.

     9. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

     IN WITNESS WHEREOF, the Company and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year indicated below.

                                          PIPER GLOBAL FUNDS INC.


                                          By  /s/ Kathryn Stanton
                                              ----------------------------------
                                              Kathryn Stanton
                                          Its Acting President


                                          PIPER CAPITAL MANAGEMENT
                                            INCORPORATED


                                          By  /s/ Robert H. Nelson
                                              ----------------------------------
                                              Robert H. Nelson
                                          Its Senior Vice President

                                                                  Appendix II(a)

                       SUB-INVESTMENT ADVISORY AGREEMENT


       THIS AGREEMENT, made this 1st day of May 1998, by and between Piper Capital Management Incorporated, a Delaware corporation (the "Adviser") and Edinburgh Fund Managers plc, a Scottish corporation (the "Sub-Adviser").


       WHEREAS, the Adviser has been retained by Piper Global Funds Inc. (the "Company"), an open-end diversified management investment company which may offer its shares in one or more series, to act as the investment adviser to Pacific-European Growth Fund, a series of the Company (the "Fund");

       WHEREAS, the Fund seeks to accomplish its investment objective of achieving long-term capital appreciation through investment primarily in equity securities of companies in the Pacific Basin and in Europe (as defined herein);

       WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in furnishing an investment program to the Fund;

       NOW, THEREFORE, in consideration of the mutual agreements herein made, the Adviser and the Sub-Adviser agree as follows:

       1. The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Fund and to perform the services hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). The Sub-Adviser shall not be required to pay expenses of the Fund, including, but not limited to: (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund's organizational and offering expenses; (e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering and maintaining registration of the Fund's shares under the appropriate federal securities laws and of qualifying and maintaining qualification of the Fund's shares under applicable state securities laws; (g) expenses of printing and distributing reports to shareholders; (h) expenses of printing and distributing prospectuses annually to existing shareholders; (i) costs of shareholders' meetings and proxy solicitation; j) charges and expenses of the Fund's custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Company's officers, directors and employees that are not "affiliated persons" or "interested persons" (as defined in Section 2(a) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, regulations and releases relating thereto) of the Adviser or the Sub-Adviser; (l) legal and auditing expenses; (m) costs of stationery and supplies; (n) insurance expenses;
(o) association membership dues; (p) travel expenses of officers and employees of the Sub-Adviser to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company; (q) travel expenses for attendance at Board of Directors meetings by members of the Board of Directors of the Company who are also "interested persons" or "affiliated persons" of the Sub-Adviser; and (r) promotional expenses in connection with the distribution of the Fund's shares. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise) have no authority to act for or on behalf of the Fund in any way or otherwise be deemed an agent of the Fund.

       2. The Sub-Adviser shall direct the investment of the Fund's assets in accordance with applicable law and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Fund contained in its Registration

Statement under the 1940 Act and the Securities Act of 1933, as amended, in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated by the Adviser to the Sub-Adviser and subject to such further reasonable limitations as the Adviser may from time to time impose by written notice to the Sub-Adviser. The Sub-Adviser hereby acknowledges that the investment objective of the Fund is long-term capital appreciation and, therefore, it agrees, that
(a) to the extent it invests in equity securities it shall make such investments solely for the purpose of achieving long-term capital appreciation and shall not purchase or sell securities with the intent of achieving short-term capital gains, provided that the foregoing shall not restrict the Sub-Adviser from any sale of securities originally purchased to be held for long-term capital appreciation, regardless of the holding period, to the extent such sale is determined by the Sub-Adviser to be in the best interests of the Fund and its shareholders and (b) to the extent it enters into option and futures transactions, such transactions shall be for hedging purposes only.

      3. The Sub-Adviser shall formulate and implement a continuing program for the management of the Fund's assets and resources. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Fund in companies in countries in the Pacific Basin and Europe and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund, provided that the Sub-Adviser must obtain the prior approval of the Adviser to (a) any investment of the assets of the Fund in countries in the Pacific Basin and Europe which countries were not specifically approved of for investment at the time of the Adviser's approval of the initial investment of the Fund's assets; (b) any investment of the assets of the Fund in any country outside of the Pacific Basin or Europe and (c) any subsequent investment by the Sub-Adviser which would result in the reallocation of in excess of five (5%) percent of the Fund's total assets. For the purposes of this Agreement: countries in the "Pacific Basin" shall include Australia, New Zealand, Hong Kong, South Korea, Malaysia, Pakistan, Sri Lanka, the Philippines, Singapore, Taiwan, Thailand, Indonesia, Japan, China and India and any other countries hereafter designated by the Fund to the Adviser and Sub-Adviser in writing and countries in "Europe: shall include the United Kingdom. In addition, the Sub-Adviser shall advise the Adviser and, if requested by the Adviser, advise the Company's Board of Directors (which shall make all non-investment decisions with respect to the securities in which the assets of the Fund may be invested), of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to the Fund's portfolio securities should be exercised.

      4. The Sub-Adviser shall furnish such reports to the Adviser as the Adviser may reasonably request for the Adviser's use in discharging its obligations under the Investment Advisory and Management Agreement regarding the Fund between the Company and the Adviser (the "Advisory Agreement,"), which reports may be distributed by the Adviser to the Company at periodic meetings of the Company's Board of Directors and at such other times as may be reasonably requested by the Company's Board of Directors. Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

      5. The Sub-Adviser has previously furnished to the Adviser a list of brokers and dealers which it may use to execute transactions on behalf of the Fund and the Adviser has approved the use of such brokers and dealers on behalf of the Fund ("Eligible Broker-Dealers"). The Adviser may, from time-to-time, approve additional Eligible Broker-Dealers. The Sub-Adviser shall select the Eligible Broker-Dealers that will execute the purchases and sales of portfolio securities for the Fund and markets on or in which such transactions will be executed and shall place, in the name of the Fund or its nominee, all such orders.

      (a) When placing such orders, the Sub-Adviser shall use its best efforts to obtain the best available price and most favorable and efficient execution for the Fund. Where best price and execution may be obtained from more than one Eligible Broker-Dealer, the Sub-Adviser may, in its discretion, purchase and sell securities through Eligible Broker-Dealers who provide research, statistical and other information to the Sub-Adviser. It is understood that such services may be used by the Sub-Adviser for all of its investment advisory accounts and accordingly, not all such services may be used by the Sub-Adviser in connection with the Fund.

       It is understood that certain other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Fund and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Sub-Adviser to the accounts involved, including the Fund. When two or more of the clients of the Sub-Adviser (including the Fund) are purchasing or selling the same security on a given day from the same Eligible Broker-Dealer, such transactions may be averaged as to price.

      (b) The Sub-Adviser agrees that it will not purchase or sell securities for the Fund in any transaction in which it, the Adviser or any "affiliated person" of the Fund, the Adviser or Sub-Adviser or any affiliated person of such "affiliated person" is acting as principal.

       (c) The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund with a broker or dealer which is an "affiliated person" of the Company, the Adviser or the Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of the Adviser. Notwithstanding the foregoing, transactions may be effected through Piper Jaffray Inc. if the commissions, fees or other remuneration received by Piper Jaffray Inc. are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting portfolio transactions through Piper Jaffray Inc., the Sub-Adviser shall comply with Section 17(e)(1) of the 1940 Act.

       (d) The Sub-Adviser shall promptly communicate to the Adviser and, if requested by the Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as the Adviser may reasonably request. The parties understand that the Fund shall bear all brokerage commissions in connection with purchases and sales of portfolio securities for the Fund and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

      6. The Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Adviser or the Fund with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser or the Fund, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment manager or investment adviser.

      7. The Sub-Adviser shall cooperate with and make available to the Adviser, the Fund and an agents engaged by the Fund, the Sub-Adviser's expertise relating to matters affecting the Fund which involve the Pacific Basin and European markets, securities or individual companies. Such matters shall include, but shall not be limited to, assisting in the pricing of Pacific Basin and European securities owed by the Fund for the purpose of determining the Fund's net asset value.

       8. For the services to be rendered under this Agreement, and the facilities to be furnished for each fiscal year of the Fund, the Adviser shall pay to the Sub-Adviser a monthly management fee of 65% of the basic fee payable to the Adviser pursuant to the Advisory Agreement with respect to such month (the "Basic Fee"), subject to adjustment based on a comparison of the investment performance of the Class A shares of the Fund for the applicable performance period to the investment record of the Morgan Stanley Capital International EAFE(sm) Index ("EAFE"). The Basic Fee for each month shall be adjusted by an amount equal to 90% of the performance adjustment, if any, received by the Adviser with respect to such month pursuant to the Advisory Agreement (as described below). For purposes of calculating such performance adjustment, the applicable performance period shall be a rolling 12-month period comprised of the most recent calendar month and the 11 immediately preceding calendar months.

       Pursuant to the Advisory Agreement, the Company pays the Adviser monthly, from the assets of the Fund, a basic fee at the per annum rate of 1.00% of the Funds average daily net assets up to $100 million, .875% of such assets between $100 million and $200 million, and .75% on such assets in excess of $200 million. The Basic Fee received by the Adviser shall be increased or decreased, as the case may be, by .05% (on an annualized basis) of the Fund's average daily net assets for each percentage point by which the investment performance of the Fund's Class A shares over the applicable performance period varies from the EAFE up to a maximum increase or decrease of .25% (on an annualized basis).

                    RANGE OF PERMITTED INCREASES OR DECREASES
               TO THE BASIC FEE PAYABLE TO THE INVESTMENT ADVISER
                            (ON AN ANNUALIZED BASIS)

           Percentage Point Difference
             Between Performance of            Adjustment
             Class A Shares of Fund           to Basic Fee
           and % Change in-EAFE Index         (Annualized)
           --------------------------         ------------
                 +5 percentage                    + .25%
                    points or more
                 +4                               + .20
                 +3                               + .15
                 +2                               + .10
                 +1                               + .05
                 +0                                0
                 -1                               - .05
                 -2                               - .10
                 -3                               - .15
                 -4                               - .20
                 -5 percentage                    - .25
                    points or more

       In comparing the investment performance of the Fund's Class A shares to the investment record of the EAFE, dividends and other distributions of the Fund's Class A shares and dividends and other distributions reported with respect to component securities of the EAFE during the performance period will be treated as having been reinvested. Investment performance of the Fund's Class A shares will be calculated based on the total return of such shares for the applicable period, which consists of the total net asset value of such shares at the end of the applicable period, including reinvestment of dividends and distributions, less the net asset value of such shares at the commencement of the applicable period divided by the net asset value of such shares at the commencement of the applicable period. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

       For purposes of calculation of the fee payable hereunder, the "average daily net assets" of the Fund for a particular period shall be determined on the basis of the Fund's net assets as determined as of the close of each business day of the month pursuant to the currently effective prospectus of the Fund.


       Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders of the Fund in accordance with the provisions of Section 13 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Company stating whether the escrowed funds are to be delivered to the Adviser or the Fund.


      9. The Sub-Adviser shall share with the Adviser the costs of assisting the Fund in complying with all applicable state expense limitations by waiving its rights to receive its sub-advisory fees in an amount which bears the same ratio to total fee reductions absorbed by the Adviser under its Investment Advisory and Management Agreement with the Fund as sub-advisory fees which the Sub-Adviser would otherwise be entitled to receive during the applicable period bears to advisory fees which the Adviser would be entitled to receive during such period had the Fund not exceeded state expense limitations.

       10. The Sub-Adviser represents, warrants and agrees that:

       (a) The Sub-Adviser is registered as an "investment adviser" under the investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by the Advisers Act and other applicable laws and regulations. The Sub-Adviser agrees to (i) supply the Adviser with such documents as the Adviser may reasonably request to document compliance with such laws and regulations and
(ii) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to any applicable law or regulation.

       (b) The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund all records required or permitted by the 1940 Act in the manner provided by such Act. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

       (c) The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Sub-Adviser as the Adviser may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable state securities laws, and other applicable laws and regulations of regulatory and taxing authorities in countries other than the United States.

       (d) After filing with the Securities and Exchange Commission any amendment to its ADV, the Sub-Adviser will promptly furnish a copy of such amendment to the Adviser.

       (e) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or any other applicable statute or regulation.

       11. The Adviser represents, warrants and agrees that:

       (a) It has been duly authorized by the Board of Directors of the Company to delegate to the Sub-Adviser the provision of the services contemplated hereby.

       (b) The Adviser and the Fund are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser and the Fund by applicable law and regulations.

       12. The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

       13. This Agreement shall become effective as of the date first set forth above. This Agreement shall continue in effect for a period of two years from the date of execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by the vote of the holders of a majority of the Fund's outstanding shares and, in either case, by a majority of the directors of the Company who are not parties to the agreement or interested persons of any such parties (other than as directors of the Company), by vote cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the directors of the Company to request and evaluate, and the duty of the Adviser and Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any renewal thereof.

       This Agreement may be terminated at any time without the payment of any penalty: (a) Board of Directors of the Company on sixty (60) days' written notice to the Adviser and the Sub-Adviser; or (b) by vote of the holders of a majority of the outstanding shares of the Fund.

       This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

       14. No amendment to or modification of this Agreement shall be effective unless and until approved by the vote of a majority of the outstanding shares of the Fund.

       15. This Agreement shall be binding upon, and inure to the benefit of, the Adviser and the Sub-Adviser, and their respective successors.

       16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       17. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Minnesota.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the date indicated by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one of the same instrument.

                                          PIPER CAPITAL MANAGEMENT
                                            INCORPORATED


                                          By  /s/ Robert H. Nelson
                                              ----------------------------------
                                              Robert H. Nelson
                                          Its Senior Vice President


                                          EDINBURGH FUND MANAGERS plc


                                          By  /s/ Iain Watt
                                              ----------------------------------
                                              Iain Watt
                                          Its Chief Executive Officer

                                                                  Appendix II(b)

                             SUB-ADVISORY AGREEMENT


      THIS AGREEMENT, made this 1st day of May 1998, by and between Piper Capital Management Incorporated, a Delaware corporation (the "Adviser") and Edinburgh Fund Managers plc, a Scottish corporation (the "Sub-Adviser").


      WHEREAS, the Adviser has been retained by Piper Global Funds Inc. (the "Company"), an open-end diversified management investment company which may offer its shares in one or more series, to act as the investment adviser to Emerging Markets Growth Fund, a series of the Company (the "Fund");

      WHEREAS, the Fund seeks to accomplish its investment objective of long-term capital appreciation through investment primarily in common stocks of issuers in the world's emerging securities markets;

      WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in fur an investment program to the Fund;

      NOW, THEREFORE, in consideration of the mutual agreements herein made, the Adviser the Sub-Adviser agree as follows:

      1. The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Fund and to perform the services hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). The Sub-Adviser shall not be required to pay expenses of the Company or of the Fund, including, but not limited to: (a) fees pursuant to any plan of distribution that the Company may adopt on behalf of the Fund; (b) brokerage and commission expenses; (c) federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (d) interest charges on borrowings; (e) the Fund's organizational and offering expenses; (f) the cost of other personnel providing services to the Fund; (g) fees and expenses of registering and maintaining registration of the Fund's shares under the appropriate federal securities laws and of registering or otherwise qualifying and maintaining registration or qualification of the Fund's shares under applicable state securities laws and pursuant to any foreign laws; (h) expenses of printing and distributing reports to shareholders; (i) expenses of printing and distributing prospectuses annually to existing shareholders; j) costs of shareholders' meetings and proxy solicitation; (k) charges and expenses of the Fund's custodian and registrar, transfer agent and dividend disbursing agent;
(l) compensation of the Company's officers, directors and employees that are not "affiliated persons" or "interested persons" (as defined in Section 2(a) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, regulations and releases relating thereto) of the Adviser or the Sub-Adviser;
(m) legal and auditing expenses; (n) costs of stationery and supplies; (o) insurance expenses; (p) association membership dues; (q) travel expenses of officers and employees of the Sub-Adviser to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company; (r) travel expenses for attendance at Board of Directors meetings by members of the Board of Directors of the Company who are also "interested persons" or "affiliated persons" of the Sub-Adviser; and (s) all other charges and costs of the Company's operation unless otherwise explicitly provided herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise) have no authority to act for or on behalf of the Fund or the Company in any way or otherwise be deemed an agent of the Fund or the Company.

      2. The Sub-Adviser shall direct the investment of the Fund's assets in accordance with applicable law and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Fund contained in the Company's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, subject to the supervision of the Company, its officers and directors, and the Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated by the Adviser to the Sub-Adviser and subject to such further reasonable limitations as the Adviser may from time to time impose by written notice to the Sub-Adviser.

      3. The Sub-Adviser shall formulate and implement a continuing program for the management of the Funds' assets. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Fund and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund. The Sub-Adviser shall advise the Adviser and, if requested by the Adviser, advise the Company's Board of Directors (which shall make all non-investment decisions with respect to the securities in which the assets of the Fund may be invested), of the manner in which voting rights, rights to consent to corporate action, and any other noninvestment decisions pertaining to the Fund's portfolio securities should be exercised.

      4. The Sub-Adviser shall furnish such reports to the Adviser as the Adviser may reasonably request for the Adviser's use in discharging its obligations under the Investment Advisory and Management Agreement regarding the Fund between the Company and the Adviser (the "Advisory Agreement"), which reports may be distributed by the Adviser to the Company's Board of Directors at periodic meetings of such Board and at such other times as may be reasonably requested by the Company's Board of Directors. Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

      5. The Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of portfolio instruments for the Fund and markets on or in which such transactions will be executed and shall place, in the name of the Fund or its nominee, all such orders.

      (a) When placing such orders, the Sub-Adviser shall use its best efforts to obtain the best available price and most favorable and efficient execution for the Fund. Where best price and execution may be obtained from more than one broker or dealer, the Sub-Adviser may, in its discretion, purchase and sell securities through brokers or dealers who provide research, statistical and other information to the Sub-Adviser. It is understood that such services may be used by the Sub-Adviser for all of its investment advisory accounts and accordingly, not all such services may be used by the Sub-Adviser in connection with the Fund.

      It is understood that certain other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Fund and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Sub-Adviser to the accounts involved, including the Fund. When two or more of the clients of the Sub-Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

      (b) The Sub-Adviser agrees that, except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Company by the Securities and Exchange Commission, it will not purchase or sell securities for the Fund in any transaction in which it, the Adviser or any "affiliated person" of the Fund, the Adviser or Sub-Adviser or any affiliated person of such "affiliated person" is acting as principal. The Sub-Adviser agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Company's Board of Directors.

      (c) The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund with a broker or dealer or futures commission merchant which is an "affiliated person" of the Company, the Adviser or the Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of the Adviser. Notwithstanding the foregoing, transactions may be effected through Piper Jaffray Inc. if the commissions, fees or other remuneration received by Piper Jaffray Inc. are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting such transactions, the Sub-Adviser shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under Rule 17e-1 thereunder by the Company's Board of Directors.

      (d) The Sub-Adviser shall promptly communicate to the Adviser and, if requested by the Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as the Adviser may reasonably request. The parties understand that the Fund shall bear all brokerage commissions in connection with purchases and sales of portfolio securities for the Fund and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

      6. The Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Adviser or the Fund with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser or the Fund, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment manager or investment adviser.

      7. The Sub-Adviser shall cooperate with and make available to the Adviser, the Fund and any agents engaged by the Fund, the Sub-Adviser's expertise relating to matters affecting the Fund.

      8. For the services to be rendered under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly management fee at the annual rate of.50% of the average daily net assets of the Fund.

      Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly on the fifth day following the end of a month. Such calculations shall be made by applying 1/365th (1/366th in a leap year) of the annual rate to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month during which this Agreement is in effect shall be prorated in a manner consistent with the calculation of fees as set forth above.

      Pursuant to the Investment Advisory and Management Agreement, the Adviser receives monthly from the Fund compensation at the annual rate of 1.00% of the Fund's daily net assets. If the

Adviser has undertaken in the Company's Registration Statement, as filed under the 1940 Act or elsewhere, to waive all or part of its fee under the Investment Advisory and Management Agreement or to reduce such fee upon order of the Board of Directors or on the vote of a majority of the outstanding voting securities of the Fund, the Sub-Adviser's fee payable under this Agreement will be proportionately waived or reduced in whole or in part.


      Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders of the Fund in accordance with the provisions of Section 13 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Company stating whether the escrowed funds are to be delivered to the Adviser or the Fund.


      9. The Sub-Adviser shall share with the Adviser the costs of assisting the Fund in complying with all applicable state expense limitations by waiving its rights to receive its sub-advisory fees in an amount which bears the same ratio to total fee reductions absorbed by the Adviser under its Investment Advisory and Management Agreement with the Fund as sub-advisory fees which the Sub-Adviser would otherwise be entitled to receive during the applicable period bears to advisory fees which the Adviser would be entitled to receive during such period had the Fund not exceeded state expense limitations.

      10. The Sub-Adviser represents, warrants and agrees that:

      (a) The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by the Advisers Act and other applicable laws and regulations. The Sub-Adviser agrees to (i) supply the Adviser with such documents as the Adviser may reasonably request to document compliance with such laws and regulations and
(ii) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to any applicable law or regulation.

      (b) The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to the Sub-Adviser's activities hereunder. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

      (c) The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable state securities laws, and other applicable laws and regulations of regulatory and taxing authorities in countries other than the United States.

      (d) After filing with the Securities and Exchange Commission any amendment to its Form ADV, the Sub-Adviser will promptly furnish a copy of such amendment to the Adviser.

      (e) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Investment Company Act or any other applicable statute or regulation.

      11. The Adviser represents, warrants and agrees that:

      (a) It has been duly authorized by the Board of Directors of the Company to delegate to the Sub-Adviser the provision of the services contemplated hereby.

      (b) The Adviser and the Fund are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser and the Fund by applicable law and regulations.

      12. The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

      13. This Agreement shall become effective as of the date first set forth above. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company, and (b) by the vote of a majority of the Directors who are not parties to this Agreement or Interested Persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Company to request and evaluate, and the duty of the Adviser and Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any renewal thereof.

      This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Adviser and the Sub-Adviser, or (b) by the Adviser, upon 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Company

      Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Company shall mean the vote of 67% or more of such shares if the holders of more than 50% of such shares are present in person or by proxy or the vote of more than 50% of such shares, whichever is less.

      14. No amendment to or modification of this Agreement shall be effective unless and until approved by the vote of a majority of the outstanding shares of the Fund.

      15. This Agreement shall be binding upon, and inure to the benefit of, the Adviser and the Sub-Adviser, and their respective successors.

      16. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      17. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the date indicated by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one of the same instrument.

                                          PIPER CAPITAL MANAGEMENT
                                            INCORPORATED


                                          By  /s/ Robert H. Nelson
                                              ----------------------------------
                                              Robert H. Nelson
                                          Its Senior Vice President


                                          EDINBURGH FUND MANAGERS plc


                                          By  /s/ Iain Watt
                                              ----------------------------------
                                              Iain Watt
                                          Its Chief Executive Officer


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                                                                 APPENDIX III(a)

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                       AND
                                PIPER FUNDS INC.


                        DATED: AS OF __________ __, 1998

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1.     CONVEYANCE OF ASSETS OF PIPER FUNDS.................................    2
2.     LIQUIDATION OF PIPER FUNDS..........................................    4
3.     EFFECTIVE TIME OF THE REORGANIZATION................................    5
4.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PIPER.........    5
5.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF..........    8
6.     SHAREHOLDER ACTION..................................................   10
7.     REGULATORY FILINGS..................................................   10
8.     AMENDMENT FILING....................................................   10
9.     FAIF CONDITIONS.....................................................   10
10.    PIPER CONDITIONS....................................................   13
11.    FURTHER ASSURANCES..................................................   14
12.    INDEMNIFICATION.....................................................   14
13.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES..........................   15
14.    TERMINATION OF AGREEMENT............................................   15
15.    AMENDMENT AND WAIVER................................................   15
16.    GOVERNING LAW.......................................................   15
17.    SUCCESSORS AND ASSIGNS..............................................   15
18.    BENEFICIARIES.......................................................   15
19.    BROKERAGE FEES AND EXPENSES.........................................   15
20.    NOTICES.............................................................   16
21.    ANNOUNCEMENTS.......................................................   16
22.    ENTIRE AGREEMENT....................................................   16
23.    COUNTERPARTS........................................................   16

            This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _____, 1998 by and between Piper Funds Inc. ("Piper"), a Minnesota corporation consisting of multiple investment portfolios including, among others, Small Company Growth Fund, Emerging Growth Fund, Growth Fund, Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund (such named portfolios are referred to herein as the "Piper Funds"), and First American Investment Funds, Inc. ("FAIF"), a Maryland corporation consisting of multiple investment portfolios including, among others, Small Cap Growth Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Intermediate Term Income Fund, Fixed Income Fund, Tax Free Fund and Minnesota Tax Free Fund (such named portfolios are referred to herein as the "FAIF Funds").

            WHEREAS, each of Piper and FAIF is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");



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            WHEREAS, the parties desire that the assets and liabilities of each
Piper Fund be conveyed to, and be acquired and assumed by, the respective FAIF Fund corresponding thereto, as stated herein, in exchange for shares of specified classes of the corresponding FAIF Fund which shall thereafter promptly be distributed by Piper to the shareholders of the corresponding classes of the Piper Fund in connection with its liquidation as described in this Agreement (the "Reorganization");

            WHEREAS, the distribution of FAIF Fund shares to Piper Fund shareholders and the retirement and cancellation of Piper Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of Piper in the form attached hereto as Exhibit 1 (the "Amendment"), to be adopted by Piper in accordance with the Minnesota Business Corporation Act;

            WHEREAS, the parties intend that the following FAIF Funds -- Mid Cap Growth Fund, Minnesota Tax Free Fund and Tax Free Fund (the "Shell FAIF Funds") -- shall have nominal assets and liabilities before the Reorganization and shall continue the investment operations of the corresponding Piper Funds thereafter, and that in this regard certain actions shall be taken as described in this Agreement;


     WHEREAS, FAIF also maintains twenty-one additional investment portfolios -- Micro Cap Value Fund, Regional Equity Fund, Small Cap Value Fund, Mid Cap Value Fund, Equity Income Fund, Equity Index Fund, Health Sciences Fund, Real Estate Securities Fund, Technology Fund, Emerging Markets Fund, International Fund, International Index Fund, Minnesota Intermediate Tax Free Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, Intermediate Tax Free Fund, Limited Term Income Fund, Adjustable Rate Mortgage Securities Fund, Intermediate Government Bond Fund and Strategic Income Fund -- that are not parties to the Reorganization; and


            WHEREAS, Piper also maintains three additional investment portfolios -- Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund -- that are not parties to the Reorganization.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, the parties hereto, intending to be legally bound, agree as follows:

            1. CONVEYANCE OF ASSETS OF PIPER FUNDS. (a) At the Effective Time of the Reorganization, as defined in Section 3, all assets of every kind, and all interests, rights, privileges and powers of each of the Piper Funds, subject to all liabilities of such Funds, whether accrued, absolute, contingent or otherwise existing as of the Effective Time of the Reorganization, which liabilities shall include any obligation of the Piper Funds to indemnify the directors and officers of Piper, acting in their capacities as such, to the fullest extent permitted by law and Piper's Articles of Incorporation as in effect on the date hereof (such assets subject to such liabilities are herein referred to as the "Fund Assets"), shall be transferred and conveyed by each Piper Fund to the corresponding FAIF Fund (as set forth below) and shall be accepted and assumed by such FAIF Fund as more particularly set forth in this Agreement and in the Amendment, such that at and after the Effective Time of the
Reorganization: (i) all assets of the Piper Funds shall become and be the assets of the respective corresponding FAIF Funds; and (ii) all liabilities of the Piper Funds shall attach to the respective corresponding FAIF Funds as aforesaid and may thenceforth be enforced against the respective FAIF Funds to the same extent as if incurred by them.

            (b) Without limiting the generality of the foregoing, it is understood that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned by each Piper Fund, and any deferred or prepaid expenses shown as an asset on each Piper Fund's books, at the Effective Time of the Reorganization, and all goodwill, all other intangible property and all books and records belonging



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to the Piper Funds. Notwithstanding anything herein to the contrary, FAIF shall not be deemed to have assumed any liability of Piper to FAIF that arises as a result of the breach of any of the representations, warranties and agreements of Piper set forth in Section 4, hereof.

            (c) In particular, the Fund Assets of each Piper Fund shall be transferred and conveyed to the corresponding FAIF Fund, as set forth below:

PIPER FUND                         CORRESPONDING FAIF FUND
----------                         -----------------------

Small Company Growth Fund          Small Cap Growth Fund
Emerging Growth Fund               Mid Cap Growth Fund*
Growth Fund                        Large Cap Growth Fund
Growth and Income Fund             Large Cap Value Fund
Balanced Fund                      Balanced Fund
Minnesota Tax-Exempt Fund          Minnesota Tax Free Fund*
National Tax-Exempt Fund           Tax Free Fund*
Intermediate Bond Fund             Intermediate Term Income Fund
Government Income Fund             Fixed Income Fund

--------------------
* These FAIF Funds shall be new investment portfolios with nominal assets and liabilities prior to the Effective Time of the Reorganization.

            (d) In exchange for the transfer of the Fund Assets, each FAIF Fund shall simultaneously issue to each corresponding Piper Fund at the Effective Time of the Reorganization full and fractional shares of common stock in the FAIF Fund of the classes set forth in the table below having an aggregate net asset value equal to the net value of the Fund Assets so conveyed, all determined and adjusted as provided in this Section 1. In particular, each FAIF Fund shall deliver to the corresponding Piper Fund the number of shares of each of its share classes set forth in the table, including fractional shares, determined by dividing the value of the Fund Assets of the corresponding Piper Fund that are so conveyed and are attributable to each of the FAIF Fund's respective share classes set forth in the table, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one FAIF Fund share of the particular share class that is to be delivered with respect thereto, computed in the manner and as of the time and date set forth in this Section.

            (e) The net asset value of shares to be delivered by the FAIF Funds, and the net value of the Fund Assets to be conveyed by the Piper Funds, shall, in each case, be determined as of the Effective Time of the Reorganization. The net asset value of shares of the FAIF Funds shall be computed in the manner set forth in the FAIF Funds' then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). The net value of the Fund Assets to be transferred by the Piper Funds shall be computed by Piper and shall be subject to adjustment by the amount, if any, agreed to by FAIF and the respective Piper Funds. In determining the value of the securities transferred by the Piper Funds to the FAIF Funds, each security shall be priced in accordance with the pricing policies and procedures of FAIF as described in its then current prospectuses. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Piper, provided that such determination shall be subject to the approval of FAIF. Piper and FAIF agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of Piper and those determined in accordance with the pricing policies and procedures of FAIF prior to the Effective Time of the Reorganization.



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            (f) The classes of shares of each FAIF Fund that will be delivered in the Reorganization are as follows:

          PIPER                               CORRESPONDING FAIF
     FUND/SHARE CLASS                          FUND/SHARE CLASS
     ----------------                          ----------------

Small Company Growth Fund--                  Small Cap Growth Fund--
      Class A Shares                               Class A Shares
      Class B Shares                               Class A Shares

Emerging Growth Fund--                       Mid Cap Growth Fund--
      Class A Shares                               Class A Shares
      Class B Shares                               Class A Shares
      Class Y Shares                               Class Y Shares

Growth Fund--                                Large Cap Growth Fund--
      Class A Shares                               Class A Shares
      Class B Shares                               Class A Shares

Growth and Income Fund--                     Large Cap Value Fund
      Class A Shares                               Class A Shares
      Class B Shares                               Class A Shares
      Class Y Shares                               Class Y Shares

Balanced Fund--                              Balanced Fund--
      Class A Shares                               Class A Shares
      Class B Shares                               Class A Shares

Minnesota Tax-Exempt Fund--                  Minnesota Tax Free Fund--
      Class A Shares                               Class A Shares
      Class Y Shares                               Class Y Shares

National Tax-Exempt Fund                     Tax Free Fund
      Class A Shares                               Class A Shares

Intermediate Bond Fund--                     Intermediate Term Income Fund--
      Class A Shares                               Class A Shares
      Class Y Shares                               Class Y Shares

Government Income Fund--                     Fixed Income Fund--
      Class A Shares                               Class A Shares

            2. LIQUIDATION OF PIPER FUNDS. At the Effective Time of the Reorganization, each of the Piper Funds shall make a liquidating distribution to its shareholders as follows. Shareholders of record of each Piper Fund shall be credited with full and fractional shares of the class of common stock that is issued by the corresponding FAIF Fund in connection with the Reorganization with respect to the shares that are held of record by the shareholder. In addition, each shareholder of record of a Piper Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of such Piper Fund that are held by the shareholder at the Effective Time of the Reorganization. In accordance with instructions it receives from Piper, FAIF shall record on its books the ownership of the respective FAIF Fund shares by the shareholders of record of the Piper Funds. All of the issued and outstanding shares of the Piper Funds at the Effective Time of the Reorganization shall be redeemed and canceled on the books of Piper at such time. After the Effective Time of the Reorganization, Piper shall wind up the affairs of the



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Piper Funds and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Piper Funds and, assuming the three other investment portfolios of Piper have wound up their operations, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Piper has ceased to be an investment company.

            3. EFFECTIVE TIME OF THE REORGANIZATION. (a) Delivery of the Fund Assets and the shares of the FAIF Funds to be issued pursuant to Section 1 and the liquidation of the Piper Funds pursuant to Section 2 (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on July 31, 1998, or at such time on such later date as provided herein or as the parties otherwise may agree in writing. (The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization.") To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, Piper shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

            (b) In the event the Effective Time of the Reorganization occurs on a day on which (i) the Exchange or another primary trading market for portfolio securities of the FAIF Funds or the Piper Funds shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the FAIF Funds or the Piper Funds is impracticable, the Effective Time of the Reorganization shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

            4. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PIPER. Piper, on behalf of itself and the Piper Funds, represents and warrants to, and agrees with, FAIF as follows, such representations, warranties and agreements being made on behalf of each Piper Fund on a several (and not joint, or joint and several) basis:

                        (a) It is a Minnesota corporation duly created pursuant
            to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Minnesota. It is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect.

                        (b) It has the power to own all of its properties and
            assets and, subject to the approvals of shareholders referred to in
            Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 4(j), below, to consummate the transactions contemplated by this Agreement.

                        (c) This Agreement has been duly authorized, executed
            and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 6, the consummation of the transactions contemplated by this Agreement will not, violate Piper's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.



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                        (d) Each Piper Fund has elected to qualify and has
            qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year, except that Small Company Growth Fund (formerly Sector Performance Fund) failed to so qualify for the taxable years ended September 30, 1988, 1990 and 1992; each Fund has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and each Fund qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

                        (e) The audited financial statements for its fiscal year
            ended September 30, 1997, and the unaudited financial statements for the period ended March 31, 1998, copies of which have been previously furnished to FAIF, present fairly the financial position of the Piper Funds as of such dates and the results of their operations and changes in their net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of Piper's knowledge, there are no liabilities of a material amount of any Piper Fund, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of March 31, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended March 31, 1998 and liabilities incurred in the ordinary course of business subsequent to March 31, 1998 and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of each Piper Fund that is delivered to FAIF pursuant to Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

                        (f) Since the end of its most recently concluded fiscal
            year, there have been no material changes by any Piper Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to FAIF.

                        (g) It has valued, and will continue to value, its
            portfolio securities and other assets in accordance with applicable legal requirements.

                        (h) Except as disclosed in the Piper Funds' currently
            effective Prospectuses and Statements of Additional Information or as otherwise disclosed in writing to FAIF, there are no material legal, administrative or other proceedings pending or, to its knowledge, threatened, against it or the Piper Funds which could result in liability on the part of Piper or the Piper Funds and Piper knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect any Piper Fund's financial condition or the conduct of its business and Piper is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                        (i) At the Effective Time of the Reorganization, all
            federal and other tax returns and reports of each Piper Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Piper's knowledge, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                        (j) Subject to the approvals of shareholders referred to
            in Section 6, at the Effective Time of the Reorganization, it shall have full right, power and authority to sell, assign, transfer and deliver the Fund Assets and, upon delivery and payment for the Fund Assets as contemplated herein, the FAIF Funds shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof, except as imposed by federal or state securities laws or as disclosed to FAIF in writing prior to the Effective Time of the Reorganization.

                        (k) No consent, approval, authorization or order of any
            court or governmental authority is required for the consummation by it of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                        (l) Insofar as the following relate to it, (i) the
            registration statement filed by FAIF on Form N-14 relating to the shares of the FAIF Funds that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference the proxy statement of the Piper Funds and prospectuses of the FAIF Funds with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and (ii) the proxy materials of Piper included in the N-14 Registration Statement and filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by it in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of FAIF for use therein as provided in Section 7. For these purposes, information shall be considered to have been provided "on behalf" of FAIF if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                        (m) All of the issued and outstanding shares of each of
            the Piper Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                        (n) It shall not sell or otherwise dispose of any shares
            of the FAIF Funds to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

                        (o) It shall operate its business in the ordinary course
            between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

                        (p) Any reporting responsibility of a Piper Fund is and
            shall remain the responsibility of the Piper Fund for all periods before and including the Effective Time of the Reorganization and such later date on which the Piper Fund is terminated.

                        (q) Except for agreements or other arrangements relating
            to the purchase and sale of portfolio securities, it has furnished FAIF with copies or descriptions of all contracts to which it is a party.

                        (r) Each Piper Fund shall provide a list of all
            portfolio securities held by it to FAIF at least fifteen days before the Effective Time of the Reorganization and shall immediately notify FAIF's investment adviser of any portfolio security thereafter acquired or sold by the Piper Fund. At the Effective Time of the Reorganization, no Piper Fund shall hold any portfolio security that is impermissible under the investment policies, objectives and limitations of the corresponding FAIF Fund.

             5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF. FAIF, on behalf of the FAIF Funds, represents and warrants to, and agrees with, Piper as follows, such representations, warranties and agreements being made on behalf of each FAIF Fund on a several (and not joint, or joint and several) basis:

                        (a) It is a Maryland corporation duly created pursuant
            to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Maryland. It is registered as an open-end management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

                        (b) It has the power to own all of its properties and
            assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in
            Section 5(j) below, to consummate the transactions contemplated by this Agreement.

                        (c) This Agreement has been duly authorized, executed
            and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate FAIF's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                        (d) Each FAIF Fund intends to qualify as a regulated
            investment company under Part I of Subchapter M of the Code, and with respect to each FAIF Fund that has conducted operations prior to the Effective Time of the Reorganization, has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

                        (e) The audited financial statements for its fiscal year
            ended September 30, 1997, and the unaudited financial statements for the period ended March 31, 1998, copies of which have been previously furnished to Piper, present fairly the financial position of the FAIF Funds as of such dates and the results of their operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of FAIF's knowledge, there are no liabilities of a material amount of any FAIF Fund, whether accrued, absolute, contingent or otherwise existing, other than, as of March 31, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended March 31, 1998, and liabilities incurred in the ordinary course of business subsequent to March 31, 1998.

                        (f) It has valued, and will continue to value, its
            portfolio securities and other assets in accordance with applicable legal requirements.

                        (g) There are no material contracts outstanding with
            respect to the FAIF Funds that have not been disclosed in FAIF's current registration statement and which under applicable law are required to be disclosed therein.

                        (h) At the Effective Time of the Reorganization, all
            federal and other tax returns and reports of each FAIF Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provisions shall have been made for the payment thereof and, to the best knowledge of each FAIF Fund, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                        (i) There are no material legal, administrative or other
            proceedings pending or, to its knowledge threatened, against it or the FAIF Funds which could result in liability on the part of FAIF or the FAIF Funds and FAIF knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect any FAIF Fund's financial condition or the conduct of its business and FAIF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                        (j) No consent, approval, authorization or order of any
            court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                        (k) The N-14 Registration Statement and the
            Reorganization Proxy Materials, from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization, insofar as they relate to FAIF (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder, and
            (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of Piper for use therein as provided in Section 7. For those purposes, information shall be considered to have been provided "on behalf" of Piper if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                        (l) The shares of the FAIF Funds to be issued and
            delivered to the Piper Funds for the account of the shareholders of the Piper Funds, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of FAIF shall have any preemptive right of subscription or purchase in respect thereto.

                        (m) All of the issued and outstanding shares of each of
            the FAIF Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                        (n) It shall operate its business in the ordinary course
            between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

            6. SHAREHOLDER ACTION. As soon as practicable after the effective date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Directors of Piper shall call, and Piper shall hold, a meeting of the shareholders of each of the Piper Funds for the purpose of considering and voting upon:

                        (a) in the case of all Piper Funds, a proposal, in
            connection with the merger between U.S. Bancorp and Piper Jaffray Companies Inc., to ratify and approve investment advisory agreements, on behalf of each Piper Fund, between Piper and Piper Capital Management Incorporated;

                        (b) in the case of all Piper Funds, approval of this
            Agreement and the transactions contemplated hereby, which approval shall be considered a vote in favor of the Amendment; and

                        (c) such other matters as may be determined by the
            Boards of Directors of Piper and FAIF.

            7. REGULATORY FILINGS. FAIF shall file a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A (File Nos. 33-16905; 811-5309) with the SEC as promptly as practicable so that the Shell FAIF Funds and their shares are registered under the 1933 Act and 1940 Act and shall take all required actions to qualify such shares for sale in the appropriate states. In addition, FAIF shall file an N-14 Registration Statement, which shall include the Reorganization Proxy Materials of Piper, with the SEC, and with the appropriate state securities commissions, relating to the matters described in Section 6 as promptly as practicable. FAIF and Piper have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under each of those Acts, to be included in the N-1A Post-Effective Amendment, the N-14 Registration Statement and the Reorganization Proxy Materials.

            8. AMENDMENT FILING. Prior to the Effective Time of the Reorganization and as a condition thereto, Piper shall have filed the Amendment in accordance with applicable provisions of Minnesota law.

            9. FAIF CONDITIONS. The obligations of FAIF hereunder shall be subject to the following conditions precedent:

                        (a) This Agreement and the transactions contemplated by
            this Agreement (which shall not be deemed to include, for these purposes, the matters described in Section 6(a)) shall have been approved by the Board of Directors of Piper and by the shareholders of the Piper Funds in the manner required by law and this Agreement.

                        (b) Piper shall have delivered to FAIF a statement of
            assets and liabilities of each Piper Fund, together with a list of the portfolio securities of the Piper Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Effective Time of the Reorganization, certified by the Treasurer of Piper as having been prepared in accordance with generally accepted accounting principles consistently applied.

                        (c) Piper shall have duly executed and delivered to FAIF
            such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as FAIF may reasonably deem necessary or desirable to transfer all of each Piper Fund's right, title and interest in and to the Fund Assets. Such Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

                        (d) All representations and warranties of Piper made in
            this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                        (e) Piper shall have delivered to FAIF a certificate
            executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FAIF and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the Piper Funds made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement.

                        (f) Piper shall have delivered to FAIF Piper's written
            instructions to the custodian for the Piper Funds, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to each FAIF Fund all of the corresponding Piper Fund's portfolio securities, cash and any other assets to be acquired by such FAIF Fund pursuant to this Agreement.

                        (g) Piper shall have delivered to FAIF a certificate of
            Piper's transfer agent stating that the records maintained by the transfer agent (which shall be made available to FAIF) contain the names and addresses of the shareholders of each Piper Fund and the numbers and classes of the outstanding shares of such Piper Fund owned by each such shareholder as of the Effective Time of the Reorganization.

                        (h) At or prior to the Effective Time of the
            Reorganization, the expenses incurred by each Piper Fund (or accrued up to the Effective Time of the Reorganization) shall have been maintained by Piper Funds' investment adviser or otherwise so as not to exceed any contractual expense limitations or any expense limitations set forth in such Piper Fund's then current prospectus.

                        (i) At or prior to the Effective Time of the
            Reorganization, appropriate action shall have been taken by Piper Funds' investment adviser or otherwise such that no unamortized organizational expenses shall be reflected in any Piper Fund's statement of assets and liabilities delivered pursuant to Section 8(b).

                        (j) FAIF shall have received an opinion of Dorsey &
            Whitney LLP, counsel to Piper, in form reasonably satisfactory to FAIF and dated the Effective Time of the Reorganization, substantially to the effect that (i) Piper is a Minnesota corporation duly established and validly existing under the laws of the State of Minnesota; (ii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Piper and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of Piper or any material contract known to such counsel to which Piper is a party or by which it is bound; (iv) the only Piper shareholder approvals required with respect to the consummation of the transactions contemplated by this Agreement are the approval, for each Piper Fund, of a majority of the outstanding shares of each class, voting as separate classes; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Piper of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to FAIF.

                        (k) FAIF shall have received an opinion of Dorsey &
            Whitney LLP addressed to FAIF and Piper in form reasonably satisfactory to them, and dated the Effective Time of the Reorganization, substantially to the effect that, for federal income tax purposes (i) the transfer by each Piper Fund of all of its Fund Assets to the corresponding FAIF Fund in exchange for shares of the corresponding FAIF Fund, and the distribution of such shares to the shareholders of the Piper Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C), (D) or (F) of the Code; (ii) no income, gain or loss will be recognized by the Piper Funds as a result of such transactions; (iii) no income, gain or loss will be recognized by the FAIF Funds as a result of such transactions; (iv) no income, gain or loss will be recognized by the shareholders of the Piper Funds on the distribution to them by the Piper Funds of shares of the corresponding FAIF Funds in exchange for their shares of the Piper Funds (but shareholders of a Piper Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Piper Fund which are distributed by such Piper Fund prior to the Effective Time of the Reorganization); (v) the tax basis of the FAIF Fund shares received by each shareholder of a Piper Fund will be the same as the tax basis of the shareholder's Piper Fund shares exchanged therefor; (vi) the tax basis of the Fund Assets received by each FAIF Fund will be the same as the basis of such Fund Assets in the hands of the corresponding Piper Fund immediately prior to the transactions; (vii) a shareholder's holding period for FAIF Fund shares will be determined by including the period for which the shareholder held the shares of the Piper Fund exchanged therefor, provided that the shareholder held such shares of the Piper Fund as a capital asset at the Effective Time of the Reorganization; (viii) the holding period of each FAIF Fund with respect to the Fund Assets will include the period for which such Fund Assets were held by the corresponding Piper Fund, provided that the Piper Fund held such assets as capital assets; and (ix) each FAIF Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding Piper Fund as of the Effective Time of the Reorganization.

                        (l) The Fund Assets to be transferred to a FAIF Fund
            under this Agreement shall include no assets which such FAIF Fund may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

                        (m) The N-1A Post-Effective Amendment and the N-14
            Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

                        (n) No action, suit or other proceeding shall be
            threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

                        (o) The SEC shall not have issued any unfavorable
            advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                        (p) Prior to the Effective Time of the Reorganization,
            each Piper Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable years ending September 30, 1997 and for the taxable periods from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable years ending September 30, 1997, and in the taxable periods from said date to and including the Effective Time of Reorganization.

                        (q) Piper shall have performed and complied in all
            material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                        (r) FAIF shall have been furnished at the Effective Time
            of the Reorganization with a certificate signed by an appropriate officer of Piper Capital Management Incorporated dated as of such date stating that all statistical and research data, clerical, accounting and bookkeeping records, periodic reports to the SEC and any state securities agencies, tax returns and other tax filings, shareholder lists and other material shareholder data, complaint files and all other information, books, records and documents maintained by Piper Capital Management Incorporated and belonging to the Piper Funds, including those required to be maintained by
            Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, have been delivered to FAIF.

            10. PIPER CONDITIONS. The obligations of Piper hereunder shall be subject to the following conditions precedent:

                        (a) This Agreement and the transactions contemplated by
            this Agreement (which shall not be deemed, for these purposes, to include the matter described in Section 6(a)) shall have been approved by the Board of Directors of FAIF and by the shareholders of the Piper Funds in the manner required by law and this Agreement.

                        (b) All representations and warranties of FAIF made in
            this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                        (c) FAIF shall have delivered to Piper a certificate
            executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Piper and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the FAIF Funds made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement and that, to its best knowledge, the Fund Assets to be transferred to an FAIF Fund under this Agreement as set forth in Subsection 9(b) include only assets which such FAIF Fund may properly acquire under its investment policies, limitations and objectives and may otherwise be lawfully acquired by such FAIF Fund.

                        (d) Piper shall have received an opinion of Dorsey &
            Whitney LLP in form reasonably satisfactory to Piper and dated the Effective Time of the Reorganization, substantially to the effect that (i) FAIF is a Maryland corporation duly established and validly existing under the laws of the State of Maryland; (ii) the shares of the FAIF Funds to be delivered to the Piper Funds as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by FAIF; (iii) this Agreement has been duly authorized, executed and delivered by FAIF, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of FAIF or any material contract known to such counsel to which FAIF is a party or by which it is bound; and
            (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Piper.

                        (e) Piper shall have received an opinion of Dorsey &
            Whitney LLP addressed to FAIF and Piper in form reasonably satisfactory to them, and dated the Effective Time of Reorganization, with respect to the matters specified in Subsection 9(k).

                        (f) The N-1A Post-Effective Amendment and the N-14
            Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

                        (g) No action, suit or other proceeding shall be
            threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                        (h) The SEC shall not have issued any unfavorable
            advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                        (i) FAIF shall have performed and complied in all
            material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                        (j) Piper shall have received from FAIF a duly executed
            instrument whereby each FAIF Fund assumes all of the liabilities of its corresponding Piper Fund.

            11. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder.

            12. INDEMNIFICATION. (a) FAIF agrees to indemnify and hold harmless Piper and each of Piper's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Piper or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by FAIF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

            (b) Piper agrees to indemnify and hold harmless FAIF and each of FAIF's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, FAIF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Piper of any of its representation, warranties, covenants or agreements set forth in this Agreement.

            13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall survive the delivery of the Fund Assets to the FAIF Funds and the issuance of the shares of the FAIF Funds at the Effective Time of the Reorganization.

            14. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at or, in the case of Subsections 14(c) or (d), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board of Directors as provided below:

                        (a) by FAIF if the conditions set forth in Section 8 are
            not satisfied as specified in said Section;

                        (b) by Piper if the conditions set forth in Section 9
            are not satisfied as specified in said Section;

                        (c) by mutual consent of both parties; and

                        (d) by Piper or FAIF if determined by its Board of
            Directors that proceeding with the transactions contemplated herein is inadvisable.

            15. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of Piper (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors and with or without the further approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders). Without limiting the foregoing, in the event shareholder approval of the matters specified in Section 6 is obtained with respect to certain Piper Funds but not with respect to the other Piper Funds, with the result that the transactions contemplated by this Agreement may be consummated with respect to some but not all the Piper Funds, the Boards of Directors of FAIF and of Piper may, in the exercise of their reasonable business judgment, either abandon this Agreement with respect to all of the Piper Funds or direct that the Reorganization and other transactions described herein be consummated to the degree the Boards deem advisable.

            16. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Minnesota.

            17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

            18. BENEFICIARIES. Except as set forth in Section 12 hereof with respect to the directors and officers of Piper and of FAIF, nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

            19. BROKERAGE FEES AND EXPENSES. FAIF and Piper each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

            20. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telefacsimile to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telefax number stated below or to such other address or telefax number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

            If to FAIF:             First American Investment Funds, Inc.
                                    Oaks, Pennsylvania  19456

            With copies to:         Kathleen L. Prudhomme
                                    Dorsey & Whitney LLP
                                    Pillsbury Center South
                                    220 South Sixth Street
                                    Minneapolis, Minnesota  55402
                                    Telefax Number: (612) 340-8738

            If to Piper:            Piper Funds Inc.--II
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804


            With copies to:         Robert H. Nelson
                                    Piper Capital Management Incorporated
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804
                                    Telefax Number: (612) 342-1673


                                    Stuart Strauss, Esq.
                                    Gordon Altman Butowsky Weitzen
                                    Shalov & Wein
                                    114 W. 47th Street
                                    New York, New York 10036
                                    Telefax Number: (212) 626-0799

            21. ANNOUNCEMENTS. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree; provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

            22. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

            23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                           PIPER FUNDS INC.

ATTEST:



------------------------------------       -------------------------------------

---------------------                      --------------------
Secretary                                  President




                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

ATTEST:



------------------------------------       -------------------------------------
Michael J. Radmer
Secretary                                  --------------------
                                           President

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                PIPER FUNDS INC.


            The undersigned officer of Piper Funds Inc. ("PFI"), a corporation subject to the provisions of Chapter 302A of the Minnesota statutes, hereby certifies that PFI's (a) Board of Directors, at a meeting held April 13, 1998, and (b) shareholders, at a meeting held ______, 1998, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to PFI's Articles of Incorporation set forth in such resolutions were adopted pursuant to Chapter 302A.

            WHEREAS, PFI is registered as an open-end management investment company (I.E., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in more than one series, each of which represents a separate and distinct portfolio of assets;

            WHEREAS, it is desirable and in the best interest of the shareholders of Growth Fund, Small Company Growth Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund, Minnesota Tax-Exempt Fund, Emerging Growth Fund and Growth and Income Fund (the "Acquired Funds"), series of PFI, that the assets belonging to each such series, subject to all liabilities of such series, be sold to Large Cap Growth Fund, Small Cap Growth Fund, Balanced Fund, Fixed Income Fund, Intermediate Term Income Fund, Tax Free Fund, Minnesota Tax Free Fund, Mid Cap Growth Fund and Large Cap Value Fund, respectively (the "Acquiring Funds"), series of First American Investment Funds, Inc. ("FAIF"), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, in exchange for shares of the respective Acquiring Funds;

            WHEREAS, PFI wishes to provide for the PRO RATA distribution of such shares of the Acquiring Funds received by it to holders of shares of the respective Acquired Funds and the simultaneous cancellation and retirement of the outstanding shares of the Acquired Funds;

            WHEREAS, PFI and FAIF have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

            WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all shareholders of each Acquired Fund to the foregoing transactions, and in particular to bind such shareholders to the cancellation and retirement of the outstanding shares of such Acquired Fund, it is necessary to adopt an amendment to PFI's Articles of Incorporation.

            NOW, THEREFORE, BE IT RESOLVED, that PFI's Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

                        5A. (a) For purposes of this Article 5A, the following
            terms shall have the following meanings:

                        "PFI" means the Corporation.

                        "FAIF" means First American Investment Funds, Inc., a
            Maryland corporation.

                        "ACQUIRED FUNDS" means Growth Fund, the Series A Shares
            of the Corporation, Small Company Growth Fund, the Series B Shares of the Corporation, Balanced Fund, the Series C

            Shares of the Corporation, Government Income Fund, the Series D Shares of the Corporation, Intermediate Bond Fund, the Series H Shares of the Corporation, National Tax-Exempt Fund, the Series I Shares of the Corporation, Minnesota Tax-Exempt Fund, the Series J Shares of the Corporation, Emerging Growth Fund, the Series K Shares of the Corporation, and Growth and Income Fund, the Series L Shares of the Corporation.

                        "ACQUIRING FUNDS" means Large Cap Growth Fund, Small Cap
            Growth Fund, Balanced Fund, Fixed Income Fund, Intermediate Term Income Fund, Tax Free Fund, Minnesota Tax Free Fund, Mid Cap Growth Fund and Large Cap Value Fund, series of FAIF.

                        "REORGANIZATION AGREEMENT" means that Agreement and Plan
            of Reorganization dated ___________, 1998 between PFI and FAIF.

                        "EFFECTIVE TIME OF THE REORGANIZATION" means the date
            and time at which delivery of the assets of the Acquired Funds and the shares of the Acquiring Funds to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Funds, occurs.

                        (b) At the Effective Time of the Reorganization, with
            respect to each Acquired Fund and its corresponding Acquiring Fund, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "Assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 7(b), (c) and (d) of PFI's Articles of Incorporation.

                        (c) With respect to each Acquired Fund and its
            corresponding Acquiring Fund, the number of Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the Acquired Fund shareholders shall be determined as follows:

                                    (i) The value of the Acquired Fund's assets
                        and the net asset value per share of the Acquiring Fund's shares shall be computed as of the Effective Time of the Reorganization using the pricing policies and procedures of FAIF, as described in its then current prospectuses.

                                    (ii) The total number of Acquiring Fund
                        shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time of the Reorganization by dividing the value of the Acquired Fund's assets, net of all liabilities of the Acquired Fund, by the net asset value of the Acquiring Fund's shares, each as determined pursuant to (i) above.

                                    (iii) At the Effective Time of the
                        Reorganization, the Acquired Fund shall distribute PRO RATA to its shareholders of record as of the Effective Time of the Reorganization the full and fractional Acquiring Fund shares received by the Acquired Fund pursuant to (ii) above.

                        (d) The distribution of the shares of each Acquiring
            Fund to shareholders of the corresponding Acquired Fund provided for in paragraph (c) above shall be accomplished by an instruction, signed by PFI's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective PRO RATA number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund and retired.

                        (e) From and after the Closing Date, the shares of each
            Acquired Fund canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Shares of PFI, without designation as to series.


            IN WITNESS WHEREOF, the undersigned officer of PFI has executed these Articles of Amendment on behalf of PFI on __________, 1998.

                                            PIPER FUNDS INC.


                                            By
                                              -----------------------------
                                              Its
                                                --------------------------

                                                                 APPENDIX III(b)

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                       AND
                              PIPER FUNDS INC.--II


                        DATED: AS OF __________ __, 1998

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1.     CONVEYANCE OF ASSETS OF PIPER FUND...................................   2
2.     LIQUIDATION OF THE PIPER FUND........................................   3
3.     EFFECTIVE TIME OF THE REORGANIZATION.................................   3
4.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PIPER..........   6
5.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF...........   8
6.     SHAREHOLDER ACTION...................................................   8
7.     REGULATORY FILINGS...................................................   8
8.     AMENDMENT FILING.....................................................   8
9.     FAIF CONDITIONS......................................................   8
10.    PIPER CONDITIONS.....................................................  11
11.    FURTHER ASSURANCES...................................................  12
12.    INDEMNIFICATION......................................................  12
13.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES...........................  13
14.    TERMINATION OF AGREEMENT.............................................  13
15.    AMENDMENT AND WAIVER.................................................  13
16.    GOVERNING LAW........................................................  13
17.    SUCCESSORS AND ASSIGNS...............................................  13
18.    BENEFICIARIES........................................................  13
19.    BROKERAGE FEES AND EXPENSES..........................................  13
20.    NOTICES..............................................................  13
21.    ANNOUNCEMENTS........................................................  14
22.    ENTIRE AGREEMENT.....................................................  14
23.    COUNTERPARTS.........................................................  14

            This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _____, 1998 by and between Piper Funds Inc.--II ("Piper"), a Minnesota corporation consisting of a single investment portfolio, Adjustable Rate Mortgage Securities Fund (the "Piper Fund"), and First American Investment Funds, Inc. ("FAIF"), a Maryland corporation consisting of multiple investment portfolios including, among others, Adjustable Rate Mortgage Securities Fund (the "FAIF Fund").

            WHEREAS, each of Piper and FAIF is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

            WHEREAS, the parties desire that the assets and liabilities of the Piper Fund be conveyed to, and be acquired and assumed by, the FAIF Fund, in exchange for shares of the FAIF Fund which shall thereafter promptly be distributed by Piper to the shareholders of the Piper Fund in connection with its liquidation as described in this Agreement (the "Reorganization");

            WHEREAS, the parties intend that the FAIF Fund shall have nominal assets and liabilities before the Reorganization and shall continue the investment operations of the Piper Fund thereafter, and that in this regard certain actions shall be taken as described in this Agreement;


            WHEREAS, FAIF also maintains twenty-nine additional investment portfolios -- Micro Cap Value Fund, Regional Equity Fund, Small Cap Value Fund, Mid Cap Value Fund, Equity Income Fund, Equity Index Fund, Health Sciences Fund, Real Estate Securities Fund, Technology Fund, Emerging Markets Fund, International Fund, International Index Fund, Minnesota Intermediate Tax Free Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, Intermediate Tax Free Fund, Limited Term Income Fund, Intermediate Government Bond Fund, Strategic Income Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Intermediate Term Income Fund, Fixed Income Fund, Tax Free Fund and Minnesota Tax Free Fund -- that are not parties to the Reorganization.


            NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, the parties hereto, intending to be legally bound, agree as follows:

            1. CONVEYANCE OF ASSETS OF THE PIPER FUND. (a) At the Effective Time of the Reorganization, as defined in Section 3, all assets of every kind, and all interests, rights, privileges and powers of the Piper Fund, subject to all liabilities of the Piper Fund, whether accrued, absolute, contingent or otherwise existing as of the Effective Time of the Reorganization, which liabilities shall include any obligation of the Piper Fund to indemnify the directors and officers of Piper, acting in their capacities as such, to the fullest extent permitted by law and Piper's Articles of Incorporation as in effect on the date hereof (such assets subject to such liabilities are herein referred to as the "Fund Assets"), shall be transferred and conveyed by the Piper Fund to the FAIF Fund and shall be accepted and assumed by the FAIF Fund as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization: (i) all assets of the Piper Fund shall become and be the assets of the FAIF Fund; and (ii) all liabilities of the Piper Fund shall attach to the FAIF Fund as aforesaid and may thenceforth be enforced against the FAIF Fund to the same extent as if incurred by it.

            (b) Without limiting the generality of the foregoing, it is understood that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned by the Piper Fund, and any deferred or prepaid expenses shown as an asset on the Piper Fund's books, at the Effective Time of the Reorganization, and all goodwill, all other intangible property and all books and records belonging to the Piper Fund. Notwithstanding anything herein to the contrary, FAIF shall not be deemed to have assumed any liability of Piper to FAIF that arises as a result of the breach of any of the representations, warranties and agreements of Piper set forth in Section 4, hereof.

            (c) In exchange for the transfer of the Fund Assets, the FAIF Fund shall simultaneously issue to the Piper Fund at the Effective Time of the Reorganization full and fractional shares of common stock in the FAIF Fund having an aggregate net asset value equal to the net value of the Fund Assets so conveyed, all determined and adjusted as provided in this Section 1. In particular, the FAIF Fund shall deliver to the Piper Fund the number of shares, including fractional shares, determined by dividing the value of the Fund Assets of the Piper Fund that are so conveyed, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one FAIF Fund share, computed in the manner and as of the time and date set forth in this Section.

            (d) The net asset value of shares to be delivered by the FAIF Fund, and the net value of the Fund Assets to be conveyed by the Piper Fund, shall, in each case, be determined as of the Effective Time of the Reorganization. The net asset value of shares of the FAIF Fund shall be computed in the manner set forth in the FAIF Fund's then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). The net value of the Fund Assets to be transferred by the Piper Fund shall be computed by Piper and shall be subject to adjustment by the amount, if any, agreed to by FAIF and the Piper Fund. In determining the value of the securities transferred by the Piper Fund to the FAIF Fund, each security shall be priced in accordance with the pricing policies and procedures of FAIF as described in its then current prospectuses. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Piper, provided that such determination shall be subject to the approval of FAIF. Piper and FAIF agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of Piper and those determined in accordance with the pricing policies and procedures of FAIF prior to the Effective Time of the Reorganization.

            2. LIQUIDATION OF THE PIPER FUND. At the Effective Time of the Reorganization, the Piper Fund shall make a liquidating distribution to its shareholders as follows. Shareholders of record of the Piper Fund shall be credited with full and fractional shares of the common stock that is issued by the FAIF Fund in connection with the Reorganization. In addition, each shareholder of record of the Piper Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of the Piper Fund that are held by the shareholder at the Effective Time of the Reorganization. In accordance with instructions it receives from Piper, FAIF shall record on its books the ownership of the FAIF Fund shares by the shareholders of record of the Piper Fund. All of the issued and outstanding shares of the Piper Fund at the Effective Time of the Reorganization shall be redeemed and canceled on the books of Piper at such time. After the Effective Time of the Reorganization, Piper shall wind up the affairs of the Piper Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Piper Fund and an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Piper has ceased to be an investment company.

            3. EFFECTIVE TIME OF THE REORGANIZATION. (a) Delivery of the Fund Assets and the shares of the FAIF Fund to be issued pursuant to Section 1 and the liquidation of the Piper Fund pursuant to Section 2 (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on July 31, 1998, or at such time on such later date as provided herein or as the parties otherwise may agree in writing. (The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization.") To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, Piper shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

            (b) In the event the Effective Time of the Reorganization occurs on a day on which (i) the Exchange or another primary trading market for portfolio securities of the FAIF Fund or the Piper Fund shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the FAIF Fund or the Piper Fund is impracticable, the Effective Time of the Reorganization shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

            4. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PIPER. Piper, on behalf of itself and the Piper Fund, represents and warrants to, and agrees with, FAIF as follows:

                        (a) It is a Minnesota corporation duly created pursuant
            to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Minnesota. It is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect.

                        (b) It has the power to own all of its properties and
            assets and, subject to the approvals of shareholders referred to in
            Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 4(j), below, to consummate the transactions contemplated by this Agreement.

                        (c) This Agreement has been duly authorized, executed
            and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 6, the consummation of the transactions contemplated by this Agreement will not, violate Piper's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                        (d) The Piper Fund has elected to qualify and has
            qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; the Piper Fund has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and the Piper Fund qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

                        (e) The audited financial statements for its fiscal year
            ended September 30, 1997, and the unaudited financial statements for the period ended March 31, 1998, copies of which have been previously furnished to FAIF, present fairly the financial position of the Piper Fund as of such dates and the results of its operations and changes in its net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of Piper's knowledge, there are no liabilities of a material amount of the Piper Fund, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of March 31, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended March 31, 1998 and liabilities incurred in the ordinary course of business subsequent to March 31, 1998 and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of the Piper Fund that is delivered to FAIF pursuant to Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

                        (f) Since the end of its most recently concluded fiscal
            year, there have been no material changes by the Piper Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to FAIF.

                        (g) It has valued, and will continue to value, its
            portfolio securities and other assets in accordance with applicable legal requirements.

                        (h) Except as disclosed in the Piper Fund's currently
            effective Prospectus and Statement of Additional Information or as otherwise disclosed in writing to FAIF, there are no material legal, administrative or other proceedings pending or, to its knowledge, threatened, against it or the Piper Fund which could result in liability on the part of Piper or the Piper Fund and Piper knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect the Piper Fund's financial condition or the conduct of its business and Piper is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                        (i) At the Effective Time of the Reorganization, all
            federal and other tax returns and reports of the Piper Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Piper's knowledge, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                        (j) Subject to the approvals of shareholders referred to
            in Section 6, at the Effective Time of the Reorganization, it shall have full right, power and authority to sell, assign, transfer and deliver the Fund Assets and, upon delivery and payment for the Fund Assets as contemplated herein, the FAIF Fund shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof, except as imposed by federal or state securities laws or as disclosed to FAIF in writing prior to the Effective Time of the Reorganization.

                        (k) No consent, approval, authorization or order of any
            court or governmental authority is required for the consummation by it of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                        (l) Insofar as the following relate to it, (i) the
            registration statement filed by FAIF on Form N-14 relating to the shares of the FAIF Fund that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference the proxy statement of the Piper Fund and prospectus of the FAIF Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and (ii) the proxy materials of Piper included in the N-14 Registration Statement and filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by it in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of FAIF for use therein as provided in Section 7. For these purposes, information shall be considered to have been provided "on behalf" of FAIF if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                        (m) All of the issued and outstanding shares of the
            Piper Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                        (n) It shall not sell or otherwise dispose of any shares
            of the FAIF Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

                        (o) It shall operate its business in the ordinary course
            between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

                        (p) Any reporting responsibility of the Piper Fund is
            and shall remain the responsibility of the Piper Fund for all periods before and including the Effective Time of the Reorganization and such later date on which the Piper Fund is terminated.

                        (q) Except for agreements or other arrangements relating
            to the purchase and sale of portfolio securities, it has furnished FAIF with copies or descriptions of all contracts to which it is a party.

                        (r) The Piper Fund shall provide a list of all portfolio
            securities held by it to FAIF at least fifteen days before the Effective Time of the Reorganization and shall immediately notify FAIF's investment adviser of any portfolio security thereafter acquired or sold by the Piper Fund. At the Effective Time of the Reorganization, the Piper Fund shall not hold any portfolio security that is impermissible under the investment policies, objectives and limitations of the FAIF Fund.

             5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF. FAIF, on behalf of the FAIF Fund, represents and warrants to, and agrees with, Piper as follows:

                        (a) It is a Maryland corporation duly created pursuant
            to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Maryland. It is registered as an open-end management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

                        (b) It has the power to own all of its properties and
            assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in
            Section 5(j) below, to consummate the transactions contemplated by this Agreement.

                        (c) This Agreement has been duly authorized, executed
            and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate FAIF's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                        (d) The FAIF Fund intends to qualify as a regulated
            investment company under Part I of Subchapter M of the Code.

                        (e) It will value its portfolio securities and other
            assets in accordance with applicable legal requirements.

                        (f) There are no material contracts outstanding with
            respect to the FAIF Fund that have not been disclosed in FAIF's current registration statement and which under applicable law are required to be disclosed therein.

                        (g) At the Effective Time of the Reorganization, all
            federal and other tax returns and reports of the FAIF Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provisions shall have been made for the payment thereof and, to the best knowledge of the FAIF Fund, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                        (h) There are no material legal, administrative or other
            proceedings pending or, to its knowledge threatened, against it or the FAIF Fund which could result in liability on the part of FAIF or the FAIF Fund and FAIF knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect the FAIF Fund's financial condition or the conduct of its business and FAIF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                        (i) No consent, approval, authorization or order of any
            court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                        (j) The N-14 Registration Statement and the
            Reorganization Proxy Materials, from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization, insofar as they relate to FAIF (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder, and
            (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of Piper for use therein as provided in Section 7. For those purposes, information shall be considered to have been provided "on behalf" of Piper if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                        (k) The shares of the FAIF Fund to be issued and
            delivered to the Piper Fund for the account of the shareholders of the Piper Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of FAIF shall have any preemptive right of subscription or purchase in respect thereto.

                        (l) All of the issued and outstanding shares of the FAIF
            Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                        (m) It shall operate its business in the ordinary course
            between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

            6. SHAREHOLDER ACTION. As soon as practicable after the effective date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Directors of Piper shall call, and Piper shall hold, a meeting of the shareholders of the Piper Fund for the purpose of considering and voting upon:

                        (a) a proposal, in connection with the merger between
            U.S. Bancorp and Piper Jaffray Companies Inc., to ratify and approve an investment advisory agreement, on behalf of the Piper Fund, between Piper and Piper Capital Management Incorporated;

                        (b) approval of this Agreement and the transactions
            contemplated hereby; and

                        (c) such other matters as may be determined by the
            Boards of Directors of Piper and FAIF.

            7. REGULATORY FILINGS. FAIF shall file a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A (File Nos. 33-16905; 811-5309) with the SEC as promptly as practicable so that the FAIF Fund and its shares are registered under the 1933 Act and 1940 Act and shall take all required actions to qualify such shares for sale in the appropriate states. In addition, FAIF shall file an N-14 Registration Statement, which shall include the Reorganization Proxy Materials of Piper, with the SEC, and with the appropriate state securities commissions, relating to the matters described in Section 6 as promptly as practicable. FAIF and Piper have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under each of those Acts, to be included in the N-1A Post-Effective Amendment, the N-14 Registration Statement and the Reorganization Proxy Materials.

            8. AMENDMENT FILING. Prior to the Effective Time of the Reorganization and as a condition thereto, Piper shall have filed the Amendment in accordance with applicable provisions of Minnesota law.

            9. FAIF CONDITIONS. The obligations of FAIF hereunder shall be subject to the following conditions precedent:

                        (a) This Agreement and the transactions contemplated by
            this Agreement (which shall not be deemed to include, for these purposes, the matters described in Section 6(a)) shall have been approved by the Board of Directors of Piper and by the shareholders of the Piper Fund in the manner required by law and this Agreement.

                        (b) Piper shall have delivered to FAIF a statement of
            assets and liabilities of the Piper Fund, together with a list of the portfolio securities of the Piper Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Effective Time of the Reorganization, certified by the Treasurer of Piper as having been prepared in accordance with generally accepted accounting principles consistently applied.

                        (c) Piper shall have duly executed and delivered to FAIF
            such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as FAIF may reasonably deem necessary or desirable to transfer all of the Piper Fund's right, title and interest in and to the Fund Assets. Such Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

                        (d) All representations and warranties of Piper made in
            this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                        (e) Piper shall have delivered to FAIF a certificate
            executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FAIF and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the Piper Fund made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement.

                        (f) Piper shall have delivered to FAIF Piper's written
            instructions to the custodian for the Piper Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to the FAIF Fund all of the Piper Fund's portfolio securities, cash and any other assets to be acquired by the FAIF Fund pursuant to this Agreement.

                        (g) Piper shall have delivered to FAIF a certificate of
            Piper's transfer agent stating that the records maintained by the transfer agent (which shall be made available to FAIF) contain the names and addresses of the shareholders of the Piper Fund and the numbers and classes of the outstanding shares of the Piper Fund owned by each such shareholder as of the Effective Time of the Reorganization.

                        (h) At or prior to the Effective Time of the
            Reorganization, the expenses incurred by the Piper Fund (or accrued up to the Effective Time of the Reorganization) shall have been maintained by the Piper Fund's investment adviser or otherwise so as not to exceed any contractual expense limitations or any expense limitations set forth in the Piper Fund's then current prospectus.

                        (i) At or prior to the Effective Time of the
            Reorganization, appropriate action shall have been taken by the Piper Fund's investment adviser or otherwise such that no unamortized organizational expenses shall be reflected in the Piper Fund's statement of assets and liabilities delivered pursuant to
            Section 8(b).

                        (j) FAIF shall have received an opinion of Dorsey &
            Whitney LLP, counsel to Piper, in form reasonably satisfactory to FAIF and dated the Effective Time of the Reorganization, substantially to the effect that (i) Piper is a Minnesota corporation duly established and validly existing under the laws of the State of Minnesota; (ii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Piper and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of Piper or any material contract known to such counsel to which Piper is a party or by which it is bound; (iv) the only Piper shareholder approval required with respect to the consummation of the transactions contemplated by this Agreement is the approval of a majority of the outstanding shares of the Piper Fund; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Piper of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to FAIF.

                        (k) FAIF shall have received an opinion of Dorsey &
            Whitney LLP addressed to FAIF and Piper in form reasonably satisfactory to them, and dated the Effective Time of the Reorganization, substantially to the effect that, for federal income tax purposes (i) the transfer by the Piper Fund of all of its Fund Assets to the FAIF Fund in exchange for shares of the FAIF Fund, and the distribution of such shares to the shareholders of the Piper Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C), (D) or
            (F) of the Code; (ii) no income, gain or loss will be recognized by the Piper Fund as a result of such transactions; (iii) no income, gain or loss will be recognized by the FAIF Fund as a result of such transactions; (iv) no income, gain or loss will be recognized by the shareholders of the Piper Fund on the distribution to them by the Piper Fund of shares of the FAIF Fund in exchange for their shares of the Piper Fund (but shareholders of the Piper Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Piper Fund which are distributed by the Piper Fund prior to the Effective Time of the Reorganization); (v) the tax basis of the FAIF Fund shares received by each shareholder of the Piper Fund will be the same as the tax basis of the shareholder's Piper Fund shares exchanged therefor;
            (vi) the tax basis of the Fund Assets received by the FAIF Fund will be the same as the basis of such Fund Assets in the hands of the Piper Fund immediately prior to the transactions; (vii) a shareholder's holding period for FAIF Fund shares will be determined by including the period for which the shareholder held the shares of the Piper Fund exchanged therefor, provided that the shareholder held such shares of the Piper Fund as a capital asset at the Effective Time of the Reorganization; (viii) the holding period of the FAIF Fund with respect to the Fund Assets will include the period for which such Fund Assets were held by the Piper Fund, provided that the Piper Fund held such assets as capital assets; and
            (ix) the FAIF Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Piper Fund as of the Effective Time of the Reorganization.

                        (l) The Fund Assets to be transferred to the FAIF Fund
            under this Agreement shall include no assets which the FAIF Fund may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

                        (m) The N-1A Post-Effective Amendment and the N-14
            Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

                        (n) No action, suit or other proceeding shall be
            threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

                        (o) The SEC shall not have issued any unfavorable
            advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                        (p) Prior to the Effective Time of the Reorganization,
            the Piper Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable years ending September 30, 1997 and for the taxable periods from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable years ending September 30, 1997, and in the taxable periods from said date to and including the Effective Time of Reorganization.

                        (q) Piper shall have performed and complied in all
            material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                        (r) FAIF shall have been furnished at the Effective Time
            of the Reorganization with a certificate signed by an appropriate officer of Piper Capital Management Incorporated dated as of such date stating that all statistical and research data, clerical, accounting and bookkeeping records, periodic reports to the SEC and any state securities agencies, tax returns and other tax filings, shareholder lists and other material shareholder data, complaint files and all other information, books, records and documents maintained by Piper Capital Management Incorporated and belonging to the Piper Fund, including those required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, have been delivered to FAIF.

            10. PIPER CONDITIONS. The obligations of Piper hereunder shall be subject to the following conditions precedent:

                        (a) This Agreement and the transactions contemplated by
            this Agreement (which shall not be deemed, for these purposes, to include the matter described in Section 6(a)) shall have been approved by the Board of Directors of FAIF and by the shareholders of the Piper Fund in the manner required by law and this Agreement.

                        (b) All representations and warranties of FAIF made in
            this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                        (c) FAIF shall have delivered to Piper a certificate
            executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Piper and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the FAIF Fund made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement and that, to its best knowledge, the Fund Assets to be transferred to the FAIF Fund under this Agreement as set forth in Subsection 9(b) include only assets which the FAIF Fund may properly acquire under its investment policies, limitations and objectives and may otherwise be lawfully acquired by the FAIF Fund.

                        (d) Piper shall have received an opinion of Dorsey &
            Whitney LLP in form reasonably satisfactory to Piper and dated the Effective Time of the Reorganization, substantially to the effect that (i) FAIF is a Maryland corporation duly established and validly existing under the laws of the State of Maryland; (ii) the shares of the FAIF Fund to be delivered to the Piper Fund as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by FAIF; (iii) this Agreement has been duly authorized, executed and delivered by FAIF, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity;
            (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of FAIF or any material contract known to such counsel to which FAIF is a party or by which it is bound; and

            (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Piper.

                        (e) Piper shall have received an opinion of Dorsey &
            Whitney LLP addressed to FAIF and Piper in form reasonably satisfactory to them, and dated the Effective Time of Reorganization, with respect to the matters specified in Subsection 9(k).

                        (f) The N-1A Post-Effective Amendment and the N-14
            Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

                        (g) No action, suit or other proceeding shall be
            threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                        (h) The SEC shall not have issued any unfavorable
            advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                        (i) FAIF shall have performed and complied in all
            material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                        (j) Piper shall have received from FAIF a duly executed
            instrument whereby the FAIF Fund assumes all of the liabilities of the Piper Fund.

            11. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder.

            12. INDEMNIFICATION. (a) FAIF agrees to indemnify and hold harmless Piper and each of Piper's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Piper or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by FAIF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

            (b) Piper agrees to indemnify and hold harmless FAIF and each of FAIF's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, FAIF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Piper of any of its representation, warranties, covenants or agreements set forth in this Agreement.

            13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall survive the delivery of the Fund Assets to the FAIF Fund and the issuance of the shares of the FAIF Fund at the Effective Time of the Reorganization.

            14. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at or, in the case of Subsections 14(c) or (d), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board of Directors as provided below:

                        (a) by FAIF if the conditions set forth in Section 8 are
            not satisfied as specified in said Section;

                        (b) by Piper if the conditions set forth in Section 9
            are not satisfied as specified in said Section;

                        (c) by mutual consent of both parties; and

                        (d) by Piper or FAIF if determined by its Board of
            Directors that proceeding with the transactions contemplated herein is inadvisable.

            15. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of Piper (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors and with or without the further approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders).

            16. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Minnesota.

            17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

            18. BENEFICIARIES. Except as set forth in Section 12 hereof with respect to the directors and officers of Piper and of FAIF, nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

            19. BROKERAGE FEES AND EXPENSES. FAIF and Piper each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

            20. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telefacsimile to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telefax number stated below or to such other address or telefax number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:


            If to FAIF:             First American Investment Funds, Inc.
                                    Oaks, Pennsylvania 19456

            With copies to:         Kathleen L. Prudhomme
                                    Dorsey & Whitney LLP
                                    Pillsbury Center South
                                    220 South Sixth Street
                                    Minneapolis, Minnesota 55402
                                    Telefax Number: (612) 340-8738

            If to Piper:            Piper Funds Inc.--II
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804


            With copies to:         Robert H. Nelson
                                    Piper Capital Management Incorporated
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804
                                    Telefax Number: (612) 342-1673


                                    Stuart Strauss, Esq.
                                    Gordon Altman Butowsky Weitzen
                                    Shalov & Wein
                                    114 W. 47th Street
                                    New York, New York 10036
                                    Telefax Number: (212) 626-0799

            21. ANNOUNCEMENTS. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree; provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

            22. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

            23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                           PIPER FUNDS INC.--II

ATTEST:



------------------------------------       -------------------------------------

---------------------                      --------------------
Secretary                                  President




                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

ATTEST:



------------------------------------       -------------------------------------
Michael J. Radmer
Secretary                                  --------------------
                                           President


                                     IIIb-15

                                                                 APPENDIX III(c)

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                       AND
                             PIPER GLOBAL FUNDS INC.


                        DATED: AS OF __________ __, 1998

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1.     CONVEYANCE OF ASSETS OF PIPER FUNDS.................................   2
2.     LIQUIDATION OF PIPER FUNDS..........................................   3
3.     EFFECTIVE TIME OF THE REORGANIZATION................................   4
4.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PIPER.........   4
5.     CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF..........   7
6.     SHAREHOLDER ACTION..................................................   9
7.     REGULATORY FILINGS..................................................   9
8.     AMENDMENT FILING....................................................   9
9.     FAIF CONDITIONS.....................................................  10
10.    PIPER CONDITIONS....................................................  12
11.    FURTHER ASSURANCES..................................................  13
12.    INDEMNIFICATION.....................................................  14
13.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES..........................  14
14.    TERMINATION OF AGREEMENT............................................  14
15.    AMENDMENT AND WAIVER................................................  14
16.    GOVERNING LAW.......................................................  15
17.    SUCCESSORS AND ASSIGNS..............................................  15
18.    BENEFICIARIES.......................................................  15
19.    BROKERAGE FEES AND EXPENSES.........................................  15
20.    NOTICES.............................................................  15
21.    ANNOUNCEMENTS.......................................................  15
22.    ENTIRE AGREEMENT....................................................  16
23.    COUNTERPARTS........................................................  16

            This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _____, 1998 by and between Piper Global Funds Inc. ("Piper"), a Minnesota corporation consisting of the Emerging Markets Growth Fund and Pacific-European Growth Fund portfolios (such portfolios are referred to herein as the "Piper Funds"), and First American Investment Funds, Inc. ("FAIF"), a Maryland corporation consisting of multiple investment portfolios including, among others, Emerging Markets Fund and International Fund (such named portfolios are referred to herein as the "FAIF Funds").

            WHEREAS, each of Piper and FAIF is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

            WHEREAS, the parties desire that the assets and liabilities of each Piper Fund be conveyed to, and be acquired and assumed by, the respective FAIF Fund corresponding thereto, as stated herein, in exchange for shares of specified classes of the corresponding FAIF Fund which shall thereafter promptly be distributed by Piper to the shareholders of the corresponding classes of the Piper Fund in connection with its liquidation as described in this Agreement (the "Reorganization");

            WHEREAS, the distribution of FAIF Fund shares to Piper Fund shareholders and the retirement and cancellation of Piper Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of Piper in the form attached hereto as Exhibit 1 (the "Amendment"), to be adopted by Piper in accordance with the Minnesota Business Corporation Act;

            WHEREAS, the parties intend that FAIF Emerging Markets Fund shall have nominal assets and liabilities before the Reorganization and shall continue the investment operations of the corresponding Piper Fund thereafter, and that in this regard certain actions shall be taken as described in this Agreement; and


            WHEREAS, FAIF also maintains twenty-eight additional investment portfolios -- Micro Cap Value Fund, Regional Equity Fund, Small Cap Value Fund, Mid Cap Value Fund, Equity Income Fund, Equity Index Fund, Health Sciences Fund, Real Estate Securities Fund, Technology Fund, International Index Fund, Minnesota Intermediate Tax Free Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, Intermediate Tax Free Fund, Limited Term Income Fund, Adjustable Rate Mortgage Securities Fund, Intermediate Government Bond Fund, Strategic Income Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Intermediate Term Income Fund, Fixed Income Fund, Tax Free Fund and Minnesota Tax Free Fund -- that are not parties to the Reorganization.


            NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, the parties hereto, intending to be legally bound, agree as follows:

            1. CONVEYANCE OF ASSETS OF PIPER FUNDS. (a) At the Effective Time of the Reorganization, as defined in Section 3, all assets of every kind, and all interests, rights, privileges and powers of each of the Piper Funds, subject to all liabilities of such Funds, whether accrued, absolute, contingent or otherwise existing as of the Effective Time of the Reorganization, which liabilities shall include any obligation of the Piper Funds to indemnify the directors and officers of Piper, acting in their capacities as such, to the fullest extent permitted by law and Piper's Articles of Incorporation as in effect on the date hereof (such assets subject to such liabilities are herein referred to as the "Fund Assets"), shall be transferred and conveyed by each Piper Fund to the corresponding FAIF Fund (as set forth below) and shall be accepted and assumed by such FAIF Fund as more particularly set forth in this Agreement and in the Amendment, such that at and after the Effective Time of the
Reorganization: (i) all assets of the Piper Funds shall become and be the assets of the respective corresponding FAIF Funds; and (ii) all liabilities of the Piper Funds shall attach to the respective corresponding FAIF Funds as aforesaid and may thenceforth be enforced against the respective FAIF Funds to the same extent as if incurred by them.

            (b) Without limiting the generality of the foregoing, it is understood that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned by each Piper Fund, and any deferred or prepaid expenses shown as an asset on each Piper Fund's books, at the Effective Time of the Reorganization, and all goodwill, all other intangible property and all books and records belonging to the Piper Funds. Notwithstanding anything herein to the contrary, FAIF shall not be deemed to have assumed any liability of Piper to FAIF that arises as a result of the breach of any of the representations, warranties and agreements of Piper set forth in Section 4, hereof.

            (c) In particular, the Fund Assets of each Piper Fund shall be transferred and conveyed to the corresponding FAIF Fund, as set forth below:

PIPER FUND                           CORRESPONDING FAIF FUND
----------                           -----------------------

Emerging Markets Growth Fund         Emerging Markets Fund*
Pacific-European Growth Fund         International Fund

--------------------
* These FAIF Funds shall be new investment portfolios with nominal assets and liabilities prior to the Effective Time of the Reorganization.

            (d) In exchange for the transfer of the Fund Assets, each FAIF Fund shall simultaneously issue to each corresponding Piper Fund at the Effective Time of the Reorganization full and fractional shares of common stock in the FAIF Fund of the classes set forth in the table below having an aggregate net asset value equal to the net value of the Fund Assets so conveyed, all determined and adjusted as provided in this Section 1. In particular, each FAIF Fund shall deliver to the corresponding Piper Fund the number of shares of each of its share classes set forth in the table, including fractional shares, determined by dividing the value of the Fund Assets of the corresponding Piper Fund that are so conveyed and are attributable to each of the FAIF Fund's respective share classes set forth in the table, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one FAIF Fund share of the particular share class that is to be delivered with respect thereto, computed in the manner and as of the time and date set forth in this Section.

            (e) The net asset value of shares to be delivered by the FAIF Funds, and the net value of the Fund Assets to be conveyed by the Piper Funds, shall, in each case, be determined as of the Effective Time of the Reorganization. The net asset value of shares of the FAIF Funds shall be computed in the manner set forth in the FAIF Funds' then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). The net value of the Fund Assets to be transferred by the Piper Funds shall be computed by Piper and shall be subject to adjustment by the amount, if any, agreed to by FAIF and the respective Piper Funds. In determining the value of the securities transferred by the Piper Funds to the FAIF Funds, each security shall be priced in accordance with the pricing policies and procedures of FAIF as described in its then current prospectuses. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Piper, provided that such determination shall be subject to the approval of FAIF. Piper and FAIF agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of Piper and those determined in accordance with the pricing policies and procedures of FAIF prior to the Effective Time of the Reorganization.

            (f) The classes of shares of each FAIF Fund that will be delivered in the Reorganization are as follows:

           PIPER                                    CORRESPONDING FAIF
      FUND/SHARE CLASS                               FUND/SHARE CLASS
      ----------------                               ----------------

Emerging Markets Growth Fund--                    Emerging Markets Fund--
      Class A Shares                                    Class A Shares
      Class B Shares                                    Class A Shares

Pacific-European Growth Fund--                    International Fund--
      Class A Shares                                    Class A Shares
      Class B Shares                                    Class A Shares
      Class Y Shares                                    Class Y Shares

            2. LIQUIDATION OF PIPER FUNDS. At the Effective Time of the Reorganization, each of the Piper Funds shall make a liquidating distribution to its shareholders as follows. Shareholders of record of each Piper Fund shall be credited with full and fractional shares of the class of common stock that is issued by the corresponding FAIF Fund in connection with the Reorganization with respect to the shares that are held of record by the shareholder. In addition, each shareholder of record of a Piper Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of such Piper Fund that are held by the shareholder at the Effective Time of the Reorganization. In accordance with instructions it receives from Piper, FAIF shall record on its books the ownership of the respective FAIF Fund shares by the shareholders of record of the Piper Funds. All of the issued and outstanding shares of the Piper Funds at the Effective Time of the Reorganization shall be redeemed and canceled on the books of Piper at such time. After the Effective Time of the Reorganization, Piper shall wind up the affairs of the Piper Funds and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Piper Funds and an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Piper has ceased to be an investment company.

            3. EFFECTIVE TIME OF THE REORGANIZATION. (a) Delivery of the Fund Assets and the shares of the FAIF Funds to be issued pursuant to Section 1 and the liquidation of the Piper Funds pursuant to Section 2 (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on July 31, 1998, or at such time on such later date as provided herein or as the parties otherwise may agree in writing. (The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization.") To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, Piper shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

            (b) In the event the Effective Time of the Reorganization occurs on a day on which (i) the Exchange or another primary trading market for portfolio securities of the FAIF Funds or the Piper Funds shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the FAIF Funds or the Piper Funds is impracticable, the Effective Time of the Reorganization shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

            4. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PIPER. Piper, on behalf of itself and the Piper Funds, represents and warrants to, and agrees with, FAIF as follows, such representations, warranties and agreements being made on behalf of each Piper Fund on a several (and not joint, or joint and several) basis:

                        (a) It is a Minnesota corporation duly created pursuant
            to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Minnesota. It is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect.

                        (b) It has the power to own all of its properties and
            assets and, subject to the approvals of shareholders referred to in
            Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 4(j), below, to consummate the transactions contemplated by this Agreement.

                        (c) This Agreement has been duly authorized, executed
            and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 6, the consummation of the transactions contemplated by this Agreement will not, violate Piper's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                        (d) Each Piper Fund has elected to qualify and has
            qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; each Fund has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and each Fund qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

                        (e) The audited financial statements for its fiscal year
            ended September 30, 1997, and the unaudited financial statements for the period ended March 31, 1998, copies of which have been previously furnished to FAIF, present fairly the financial position of the Piper Funds as of such dates and the results of their operations and changes in their net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of Piper's knowledge, there are no liabilities of a material amount of any Piper Fund, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of March 31, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended March 31, 1998 and liabilities incurred in the ordinary course of business subsequent to March 31, 1998 and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of each Piper Fund that is delivered to FAIF pursuant to Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

                        (f) Since the end of its most recently concluded fiscal
            year, there have been no material changes by either Piper Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to FAIF.

                        (g) It has valued, and will continue to value, its
            portfolio securities and other assets in accordance with applicable legal requirements.

                        (h) Except as disclosed in the Piper Funds' currently
            effective Prospectuses and Statements of Additional Information or as otherwise disclosed in writing to FAIF, there are no material legal, administrative or other proceedings pending or, to its knowledge, threatened, against it or the Piper Funds which could result in liability on the part of Piper or the Piper Funds and Piper knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect any Piper Fund's financial condition or the conduct of its business and Piper is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                        (i) At the Effective Time of the Reorganization, all
            federal and other tax returns and reports of each Piper Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of Piper's knowledge, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                        (j) Subject to the approvals of shareholders referred to
            in Section 6, at the Effective Time of the Reorganization, it shall have full right, power and authority to sell, assign, transfer and deliver the Fund Assets and, upon delivery and payment for the Fund Assets as contemplated herein, the FAIF Funds shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof, except as imposed by federal or state securities laws or as disclosed to FAIF in writing prior to the Effective Time of the Reorganization.

                        (k) No consent, approval, authorization or order of any
            court or governmental authority is required for the consummation by it of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                        (l) Insofar as the following relate to it, (i) the
            registration statement filed by FAIF on Form N-14 relating to the shares of the FAIF Funds that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference the proxy statement of the Piper Funds and prospectuses of the FAIF Funds with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and (ii) the proxy materials of Piper included in the N-14 Registration Statement and filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by it in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of FAIF for use therein as provided in Section 7. For these purposes, information shall be considered to have been provided "on behalf" of FAIF if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                        (m) All of the issued and outstanding shares of each of
            the Piper Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                        (n) It shall not sell or otherwise dispose of any shares
            of the FAIF Funds to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

                        (o) It shall operate its business in the ordinary course
            between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

                        (p) Any reporting responsibility of a Piper Fund is and
            shall remain the responsibility of the Piper Fund for all periods before and including the Effective Time of the Reorganization and such later date on which the Piper Fund is terminated.

                        (q) Except for agreements or other arrangements relating
            to the purchase and sale of portfolio securities, it has furnished FAIF with copies or descriptions of all contracts to which it is a party.

                        (r) Each Piper Fund shall provide a list of all
            portfolio securities held by it to FAIF at least fifteen days before the Effective Time of the Reorganization and shall immediately notify FAIF's investment adviser of any portfolio security thereafter acquired or sold by the Piper Fund. At the Effective Time of the Reorganization, no Piper Fund shall hold any portfolio security that is impermissible under the investment policies, objectives and limitations of the corresponding FAIF Fund.

             5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF. FAIF, on behalf of the FAIF Funds, represents and warrants to, and agrees with, Piper as follows, such representations, warranties and agreements being made on behalf of each FAIF Fund on a several (and not joint, or joint and several) basis:

                        (a) It is a Maryland corporation duly created pursuant
            to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Maryland. It is registered as an open-end management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

                        (b) It has the power to own all of its properties and
            assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in
            Section 5(j) below, to consummate the transactions contemplated by this Agreement.

                        (c) This Agreement has been duly authorized, executed
            and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate FAIF's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                        (d) Each FAIF Fund intends to qualify as a regulated
            investment company under Part I of Subchapter M of the Code, and with respect to each FAIF Fund that has conducted operations prior to the Effective Time of the Reorganization, has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

                        (e) The audited financial statements for its fiscal year
            ended September 30, 1997, and the unaudited financial statements for the period ended March 31, 1998, copies of which have been previously furnished to Piper, present fairly the financial position of the FAIF Funds as of such dates and the results of their operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of FAIF's knowledge, there are no liabilities of a material amount of any FAIF Fund, whether accrued, absolute, contingent or otherwise existing, other than, as of March 31, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended March 31, 1998, and liabilities incurred in the ordinary course of business subsequent to March 31, 1998.

                        (f) It has valued, and will continue to value, its
            portfolio securities and other assets in accordance with applicable legal requirements.

                        (g) There are no material contracts outstanding with
            respect to the FAIF Funds that have not been disclosed in FAIF's current registration statement and which under applicable law are required to be disclosed therein.

                        (h) At the Effective Time of the Reorganization, all
            federal and other tax returns and reports of each FAIF Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provisions shall have been made for the payment thereof and, to the best knowledge of each FAIF Fund, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                        (i) There are no material legal, administrative or other
            proceedings pending or, to its knowledge threatened, against it or the FAIF Funds which could result in liability on the part of FAIF or the FAIF Funds and FAIF knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect any FAIF Fund's financial condition or the conduct of its business and FAIF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                        (j) No consent, approval, authorization or order of any
            court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                        (k) The N-14 Registration Statement and the
            Reorganization Proxy Materials, from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization, insofar as they relate to FAIF (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder, and
            (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of Piper for use therein as provided in Section 7. For those purposes, information shall be considered to have been provided "on behalf" of Piper if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                        (l) The shares of the FAIF Funds to be issued and
            delivered to the Piper Funds for the account of the shareholders of the Piper Funds, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of FAIF shall have any preemptive right of subscription or purchase in respect thereto.

                        (m) All of the issued and outstanding shares of each of
            the FAIF Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                        (n) It shall operate its business in the ordinary course
            between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

            6. SHAREHOLDER ACTION. As soon as practicable after the effective date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Directors of Piper shall call, and Piper shall hold, a meeting of the shareholders of each of the Piper Funds for the purpose of considering and voting upon:

                        (a) in the case of both Piper Funds, a proposal, in
            connection with the merger between U.S. Bancorp and Piper Jaffray Companies Inc., to ratify and approve investment advisory agreements, on behalf of each Piper Fund, between Piper and Piper Capital Management Incorporated;

                        (b) in the case of both Piper Funds, a proposal, in
            connection with the merger between U.S. Bancorp and Piper Jaffray Companies Inc., to ratify and approve sub-advisory agreements relating to each Piper Fund between Piper Capital Management Incorporated and Edinburgh Fund Managers plc;

                        (c) in the case of both Piper Funds, approval of this
            Agreement and the transactions contemplated hereby, which approval shall be considered a vote in favor of the Amendment; and

                        (d) such other matters as may be determined by the
            Boards of Directors of Piper and FAIF.

            7. REGULATORY FILINGS. FAIF shall file a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A (File Nos. 33-16905; 811-5309) with the SEC as promptly as practicable so that the Emerging Markets Fund and its shares are registered under the 1933 Act and 1940 Act and shall take all required actions to qualify such shares for sale in the appropriate states. In addition, FAIF shall file an N-14 Registration Statement, which shall include the Reorganization Proxy Materials of Piper, with the SEC, and with the appropriate state securities commissions, relating to the matters described in Section 6 as promptly as practicable. FAIF and Piper have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under each of those Acts, to be included in the N-1A Post-Effective Amendment, the N-14 Registration Statement and the Reorganization Proxy Materials.

            8. AMENDMENT FILING. Prior to the Effective Time of the Reorganization and as a condition thereto, Piper shall have filed the Amendment in accordance with applicable provisions of Minnesota law.

            9. FAIF CONDITIONS. The obligations of FAIF hereunder shall be subject to the following conditions precedent:

                        (a) This Agreement and the transactions contemplated by
            this Agreement (which shall not be deemed to include, for these purposes, the matters described in Section 6(a)) shall have been approved by the Board of Directors of Piper and by the shareholders of the Piper Funds in the manner required by law and this Agreement.

                        (b) Piper shall have delivered to FAIF a statement of
            assets and liabilities of each Piper Fund, together with a list of the portfolio securities of the Piper Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Effective Time of the Reorganization, certified by the Treasurer of Piper as having been prepared in accordance with generally accepted accounting principles consistently applied.

                        (c) Piper shall have duly executed and delivered to FAIF
            such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as FAIF may reasonably deem necessary or desirable to transfer all of each Piper Fund's right, title and interest in and to the Fund Assets. Such Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

                        (d) All representations and warranties of Piper made in
            this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                        (e) Piper shall have delivered to FAIF a certificate
            executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FAIF and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the Piper Funds made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement.

                        (f) Piper shall have delivered to FAIF Piper's written
            instructions to the custodian for the Piper Funds, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to each FAIF Fund all of the corresponding Piper Fund's portfolio securities, cash and any other assets to be acquired by such FAIF Fund pursuant to this Agreement.

                        (g) Piper shall have delivered to FAIF a certificate of
            Piper's transfer agent stating that the records maintained by the transfer agent (which shall be made available to FAIF) contain the names and addresses of the shareholders of each Piper Fund and the numbers and classes of the outstanding shares of such Piper Fund owned by each such shareholder as of the Effective Time of the Reorganization.

                        (h) At or prior to the Effective Time of the
            Reorganization, the expenses incurred by each Piper Fund (or accrued up to the Effective Time of the Reorganization) shall have been maintained by Piper Funds' investment adviser or otherwise so as not to exceed any contractual expense limitations or any expense limitations set forth in such Piper Fund's then current prospectus.

                        (i) At or prior to the Effective Time of the
            Reorganization, appropriate action shall have been taken by Piper Funds' investment adviser or otherwise such that no unamortized organizational expenses shall be reflected in any Piper Fund's statement of assets and liabilities delivered pursuant to Section 8(b).

                        (j) FAIF shall have received an opinion of Dorsey &
            Whitney LLP, counsel to Piper, in form reasonably satisfactory to FAIF and dated the Effective Time of the Reorganization, substantially to the effect that (i) Piper is a Minnesota corporation duly established and validly existing under the laws of the State of Minnesota; (ii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by Piper and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of Piper or any material contract known to such counsel to which Piper is a party or by which it is bound; (iv) the only Piper shareholder approvals required with respect to the consummation of the transactions contemplated by this Agreement are the approval, for each Piper Fund, of a majority of the outstanding shares of each class, voting as separate classes; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Piper of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to FAIF.

                        (k) FAIF shall have received an opinion of Dorsey &
            Whitney LLP addressed to FAIF and Piper in form reasonably satisfactory to them, and dated the Effective Time of the Reorganization, substantially to the effect that, for federal income tax purposes (i) the transfer by each Piper Fund of all of its Fund Assets to the corresponding FAIF Fund in exchange for shares of the corresponding FAIF Fund, and the distribution of such shares to the shareholders of the Piper Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C), (D) or (F) of the Code; (ii) no income, gain or loss will be recognized by the Piper Funds as a result of such transactions; (iii) no income, gain or loss will be recognized by the FAIF Funds as a result of such transactions; (iv) no income, gain or loss will be recognized by the shareholders of the Piper Funds on the distribution to them by the Piper Funds of shares of the corresponding FAIF Funds in exchange for their shares of the Piper Funds (but shareholders of a Piper Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Piper Fund which are distributed by such Piper Fund prior to the Effective Time of the Reorganization); (v) the tax basis of the FAIF Fund shares received by each shareholder of a Piper Fund will be the same as the tax basis of the shareholder's Piper Fund shares exchanged therefor; (vi) the tax basis of the Fund Assets received by each FAIF Fund will be the same as the basis of such Fund Assets in the hands of the corresponding Piper Fund immediately prior to the transactions; (vii) a shareholder's holding period for FAIF Fund shares will be determined by including the period for which the shareholder held the shares of the Piper Fund exchanged therefor, provided that the shareholder held such shares of the Piper Fund as a capital asset at the Effective Time of the Reorganization; (viii) the holding period of each FAIF Fund with respect to the Fund Assets will include the period for which such Fund Assets were held by the corresponding Piper Fund, provided that the Piper Fund held such assets as capital assets; and (ix) each FAIF Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding Piper Fund as of the Effective Time of the Reorganization.

                        (l) The Fund Assets to be transferred to a FAIF Fund
            under this Agreement shall include no assets which such FAIF Fund may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

                        (m) The N-1A Post-Effective Amendment and the N-14
            Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

                        (n) No action, suit or other proceeding shall be
            threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

                        (o) The SEC shall not have issued any unfavorable
            advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                        (p) Prior to the Effective Time of the Reorganization,
            each Piper Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable years ending September 30, 1997 and for the taxable periods from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable years ending September 30, 1997, and in the taxable periods from said date to and including the Effective Time of Reorganization.

                        (q) Piper shall have performed and complied in all
            material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                        (r) FAIF shall have been furnished at the Effective Time
            of the Reorganization with a certificate signed by an appropriate officer of Piper Capital Management Incorporated dated as of such date stating that all statistical and research data, clerical, accounting and bookkeeping records, periodic reports to the SEC and any state securities agencies, tax returns and other tax filings, shareholder lists and other material shareholder data, complaint files and all other information, books, records and documents maintained by Piper Capital Management Incorporated and belonging to the Piper Funds, including those required to be maintained by
            Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, have been delivered to FAIF.

            10. PIPER CONDITIONS. The obligations of Piper hereunder shall be subject to the following conditions precedent:

                        (a) This Agreement and the transactions contemplated by
            this Agreement (which shall not be deemed, for these purposes, to include the matter described in Section 6(a)) shall have been approved by the Board of Directors of FAIF and by the shareholders of the Piper Funds in the manner required by law and this Agreement.

                        (b) All representations and warranties of FAIF made in
            this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                        (c) FAIF shall have delivered to Piper a certificate
            executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Piper and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the FAIF Funds made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement and that, to its best knowledge, the Fund Assets to be transferred to an FAIF Fund under this Agreement as set forth in Subsection 9(b) include only assets which such FAIF Fund may properly acquire under its investment policies, limitations and objectives and may otherwise be lawfully acquired by such FAIF Fund.

                        (d) Piper shall have received an opinion of Dorsey &
            Whitney LLP in form reasonably satisfactory to Piper and dated the Effective Time of the Reorganization, substantially to the effect that (i) FAIF is a Maryland corporation duly established and validly existing under the laws of the State of Maryland; (ii) the shares of the FAIF Funds to be delivered to the Piper Funds as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by FAIF; (iii) this Agreement has been duly authorized, executed and delivered by FAIF, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity;
            (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of FAIF or any material contract known to such counsel to which FAIF is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Piper.

                        (e) Piper shall have received an opinion of Dorsey &
            Whitney LLP addressed to FAIF and Piper in form reasonably satisfactory to them, and dated the Effective Time of Reorganization, with respect to the matters specified in Subsection 9(k).

                        (f) The N-1A Post-Effective Amendment and the N-14
            Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

                        (g) No action, suit or other proceeding shall be
            threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                        (h) The SEC shall not have issued any unfavorable
            advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                        (i) FAIF shall have performed and complied in all
            material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                        (j) Piper shall have received from FAIF a duly executed
            instrument whereby each FAIF Fund assumes all of the liabilities of its corresponding Piper Fund.

            11. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder.

            12. INDEMNIFICATION. (a) FAIF agrees to indemnify and hold harmless Piper and each of Piper's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, Piper or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by FAIF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

            (b) Piper agrees to indemnify and hold harmless FAIF and each of FAIF's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, FAIF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Piper of any of its representation, warranties, covenants or agreements set forth in this Agreement.

            13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall survive the delivery of the Fund Assets to the FAIF Funds and the issuance of the shares of the FAIF Funds at the Effective Time of the Reorganization.

            14. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at or, in the case of Subsections 14(c) or (d), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board of Directors as provided below:

                        (a) by FAIF if the conditions set forth in Section 8 are
            not satisfied as specified in said Section;

                        (b) by Piper if the conditions set forth in Section 9
            are not satisfied as specified in said Section;

                        (c) by mutual consent of both parties; and

                        (d) by Piper or FAIF if determined by its Board of
            Directors that proceeding with the transactions contemplated herein is inadvisable.

            15. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of Piper (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors and with or without the further approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders). Without limiting the foregoing, in the event shareholder approval of the matters specified in Section 6 is obtained with respect to certain Piper Funds but not with respect to the other Piper Funds, with the result that the transactions contemplated by this Agreement may be consummated with respect to some but not all the Piper Funds, the Boards of Directors of FAIF and of Piper may, in the exercise of their reasonable business judgment, either abandon this Agreement with respect to all of the Piper Funds or direct that the Reorganization and other transactions described herein be consummated to the degree the Boards deem advisable.

            16. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Minnesota.

            17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

            18. BENEFICIARIES. Except as set forth in Section 12 hereof with respect to the directors and officers of Piper and of FAIF, nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

            19. BROKERAGE FEES AND EXPENSES. FAIF and Piper each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

            20. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telefacsimile to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telefax number stated below or to such other address or telefax number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

            If to FAIF:             First American Investment Funds, Inc.
                                    Oaks, Pennsylvania 19456

            With copies to:         Kathleen L. Prudhomme
                                    Dorsey & Whitney LLP
                                    Pillsbury Center South
                                    220 South Sixth Street
                                    Minneapolis, Minnesota 55402
                                    Telefax Number: (612) 340-8738

            If to Piper:            Piper Global Funds Inc.
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804


            With copies to:         Robert H. Nelson
                                    Piper Capital Management Incorporated
                                    222 South Ninth Street
                                    Minneapolis, MN 55402-3804
                                    Telefax Number: (612) 342-1673


                                    Stuart Strauss, Esq.
                                    Gordon Altman Butowsky Weitzen
                                    Shalov & Wein
                                    114 W. 47th Street
                                    New York, New York 10036
                                    Telefax Number: (212) 626-0799

            21. ANNOUNCEMENTS. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree; provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

            22. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

            23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                           PIPER GLOBAL FUNDS INC.
ATTEST:



------------------------------------       -------------------------------------

---------------------                      --------------------
Secretary                                  President




                                           FIRST AMERICAN INVESTMENT FUNDS, INC.

ATTEST:



------------------------------------       -------------------------------------
Michael J. Radmer
Secretary                                  --------------------
                                           President

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                             PIPER GLOBAL FUNDS INC.


            The undersigned officer of Piper Global Funds Inc. ("PGF"), a corporation subject to the provisions of Chapter 302A of the Minnesota statutes, hereby certifies that PGF's (a) Board of Directors, at a meeting held April 13, 1998, and (b) shareholders, at a meeting held ______, 1998, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to PGF's Articles of Incorporation set forth in such resolutions were adopted pursuant to Chapter 302A.

            WHEREAS, PGF is registered as an open-end management investment company (I.E., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in more than one series, each of which represents a separate and distinct portfolio of assets;

            WHEREAS, it is desirable and in the best interest of the shareholders of Pacific-European Growth Fund and Emerging Markets Growth Fund (the "Acquired Funds"), series of PGF, that the assets belonging to each such series, subject to all liabilities of such series, be sold to International Fund and Emerging Markets Fund, respectively (the "Acquiring Funds"), series of First American Investment Funds, Inc. ("FAIF"), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, in exchange for shares of the respective Acquiring Funds;

            WHEREAS, PGF wishes to provide for the PRO RATA distribution of such shares of the Acquiring Funds received by it to holders of shares of the respective Acquired Funds and the simultaneous cancellation and retirement of the outstanding shares of the Acquired Funds;

            WHEREAS, PGF and FAIF have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

            WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all shareholders of each Acquired Fund to the foregoing transactions, and in particular to bind such shareholders to the cancellation and retirement of the outstanding shares of such Acquired Fund, it is necessary to adopt an amendment to PGF's Articles of Incorporation.

            NOW, THEREFORE, BE IT RESOLVED, that PGF's Articles of Incorporation be, and the same hereby are, amended to add the following Article 5A immediately following Article 5 thereof:

                        5A. (a) For purposes of this Article 5A, the following
            terms shall have the following meanings:

                        "PGF" means the Corporation.

                        "FAIF" means First American Investment Funds, Inc., a
            Maryland corporation.

                        "ACQUIRED FUNDS" means Pacific-European Growth Fund, the
            Series A Shares of the Corporation, and Emerging Markets Growth Fund, the Series B Shares of the Corporation.

                        "ACQUIRING FUNDS" means International Fund and Emerging
            Markets Fund, series of FAIF.

                        "REORGANIZATION AGREEMENT" means that Agreement and Plan
            of Reorganization dated ___________, 1998 between PFI and FAIF.

                        "EFFECTIVE TIME OF THE REORGANIZATION" means the date
            and time at which delivery of the assets of the Acquired Funds and the shares of the Acquiring Funds to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Funds, occurs.

                        (b) At the Effective Time of the Reorganization, with
            respect to each Acquired Fund and its corresponding Acquiring Fund, all assets and liabilities belonging to the Acquired Fund shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement.

                        (c) With respect to each Acquired Fund and its
            corresponding Acquiring Fund, the number of Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the Acquired Fund shareholders shall be determined as follows:

                                    (i) The value of the Acquired Fund's assets
                        and the net asset value per share of the Acquiring Fund's shares shall be computed as of the Effective Time of the Reorganization using the pricing policies and procedures of FAIF, as described in its then current prospectuses.

                                    (ii) The total number of Acquiring Fund
                        shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time of the Reorganization by dividing the value of the Acquired Fund's assets, net of all liabilities of the Acquired Fund, by the net asset value of the Acquiring Fund's shares, each as determined pursuant to (i) above.

                                    (iii) At the Effective Time of the
                        Reorganization, the Acquired Fund shall distribute PRO RATA to its shareholders of record as of the Effective Time of the Reorganization the full and fractional Acquiring Fund shares received by the Acquired Fund pursuant to (ii) above.

                        (d) The distribution of the shares of each Acquiring
            Fund to shareholders of the corresponding Acquired Fund provided for in paragraph (c) above shall be accomplished by an instruction, signed by PGF's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective PRO RATA number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund and retired.

                        (e) From and after the Closing Date, the shares of each
            Acquired Fund canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Shares of PGF, without designation as to series.

            IN WITNESS WHEREOF, the undersigned officer of PGF has executed these Articles of Amendment on behalf of PGF on __________, 1998.

                                           PIPER GLOBAL FUNDS INC.



                                            By
                                              -----------------------------
                                              Its
                                                 --------------------------

                                                                  APPENDIX IV(a)

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                      PIPER CAPITAL MANAGEMENT INCORPORATED

            The names and principal occupations of the principal executive officer and each director of Piper Capital are set forth below. The address of all individuals is that of the Piper Funds.


Name                     Principal Occupation
----                     --------------------


Paul A. Dow              Director, Chief Executive Officer and Chief Investment
                         Officer of Piper Capital

Robert H. Nelson         Director and Senior Vice President of Piper Capital



                                      IVa-1

                                                                  APPENDIX IV(b)

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                           EDINBURGH FUND MANAGERS PLC

            The names and principal occupations of the principal executive officer and each director of EFM are set forth below. The address of all individuals is Donaldson House, 97 Haymarket Terrace, Edinburgh, Scotland EH12, 5HD.

Name                      Principal Occupation
----                      --------------------

Iain Watt                 Chief Executive Officer

Michael Balfour           Chief Investment Officer, Chairman of the Asset
                          Allocation Committee


Rod MacRae                Head of Administration

Nigel Whittingham         Head of Group Sales and Marketing

                                                                      APPENDIX V

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


            This Appendix compares the investment objectives and certain investment policies and restrictions of the FAIF Funds and their corresponding Piper Funds. The following is qualified in its entirety by the more detailed information included in the prospectuses for the Existing FAIF Funds and the Piper Funds which are incorporated by reference in this Combined Proxy Statement/Prospectus, and to the preliminary prospectuses for the Class A and Class B shares and for the Class Y shares of the New FAIF Funds, which are attached to this Combined Proxy Statement/Prospectus as Appendix IX and Appendix X, respectively.

            The investment objective of each Piper Fund (with the exception of the Pacific-European Growth Fund) is fundamental, which means that it may not be changed without a vote of the holders of a majority, as that term is defined in the 1940 Act, of the outstanding shares of that Fund. The investment objectives of the FAIF Funds are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in an FAIF Fund having investment objectives different from those which shareholders considered appropriate at the time of approving the Reorganization. Shareholders will receive written notification at least 30 days prior to any change in an FAIF Fund's investment objectives.

PIPER SMALL COMPANY GROWTH FUND/FAIF SMALL CAP GROWTH FUND

Investment Objectives

            Piper Small Company Growth Fund ("Piper Small Company Fund") has an objective of seeking long-term capital appreciation.

            FAIF Small Cap Growth Fund ("FAIF Small Cap Fund") has an objective of growth of capital.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Piper Small Company Fund invests at least 65% of its total assets in common stocks of small companies that the adviser believes offer superior growth potential. A company is considered small if, at the time of purchase, it has a market capitalization within the range of companies included in the Standard & Poor's SmallCap 600 Index. Piper Small Company Fund does not invest in convertible securities.

            Similarly, under normal market conditions, FAIF Small Cap Fund invests at least 65% of its total assets in equity securities of small-capitalization companies that exhibit, in the adviser's opinion, outstanding potential for superior growth. Small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. Equity securities include common stocks and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock. FAIF Small Cap Fund may not invest more than 5% of its net assets in convertible securities rated below investment grade.

            For Piper Small Company Fund, the adviser uses a long-term fundamental approach to identify and select small companies which appear to offer superior growth potential. A "fundamental" approach includes looking at a company's earnings and sales growth, competitive advantages, management, and market opportunities and evaluating whether its stock is fairly valued at the current market price.

            For FAIF Small Cap Fund, companies that participate in sectors that are identified by the fund's adviser as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected by the adviser to produce superior growth in revenues and earnings.

OTHER INVESTMENTS

            Piper Small Company Fund generally will be fully invested in a diversified portfolio of common stocks, except that a small portion of assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Up to 35% of the Fund's total assets may be invested in common stocks of companies which are not considered "small companies," as defined above.

            FAIF Small Cap Fund may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in the following types of fixed income securities: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. Government Securities"), nonconvertible preferred stocks, nonconvertible corporate debt securities and short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; short-term U.S. Government Securities; repurchase agreements; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and other similar high-quality short-term U.S. dollar-denominated obligations. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities are limited to investment grade securities or non-rated securities judged to be of comparable quality by the investment adviser.

            FAIF Small Cap Fund may invest up to 25% of its total assets and Piper Small Company Fund may invest up to 10% of its total assets in securities of foreign issuers. With respect to FAIF Small Cap Fund, such securities must be either listed on a U.S stock exchange or represented by American Depositary Receipts ("ADRs"). As a result, FAIF Small Cap Fund's investments in foreign securities are not subject to currency risks during the settlement period for purchases or sales. Piper Small Company Fund may invest up to 5% of its total assets in securities of foreign issuers which are neither listed on a U.S. stock exchange nor represented by ADRs. Such direct investments in foreign securities are subject to currency risk as well as other risks associated with investments in securities of foreign issuers.

            Each Fund may invest in high quality short-term securities without limitation for temporary defensive purposes.

INVESTMENT TECHNIQUES

            Piper Small Company Fund and FAIF Small Cap Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Funds may invest in repurchase agreements.

            Put and Call Options. Piper Small Company Fund may purchase or write put and call options on the securities in which it may invest and on stock indices listed on national securities exchanges. FAIF Small Cap Fund may purchase put and call options on equity securities and on stock indices, write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities.

            Futures Contracts. Piper Small Company Fund may enter into stock index futures contracts, may purchase and sell put and call options on futures contracts, and may enter into closing transactions with respect to such options to terminate existing positions. FAIF Small Cap Fund may not enter into futures contracts or purchase or sell options thereon.

            When-Issued and Delayed-Delivery Transactions. FAIF Small Cap Fund may purchase securities on a when-issued or delayed-delivery basis. Piper Small Company Fund does not purchase when-issued or delayed-delivery securities.

            Lending of Portfolio Securities. In order to generate additional income, FAIF Small Cap Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Piper Small Company Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of its total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER EMERGING GROWTH FUND/FAIF MID CAP GROWTH FUND

Investment Objectives

            Piper Emerging Growth Fund ("Emerging Growth Fund") has an objective of seeking long-term capital appreciation.

            FAIF Mid Cap Growth Fund ("Mid Cap Fund") has an objective of growth of capital.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Emerging Growth Fund invests at least 65% of its total assets in common stocks of emerging growth companies that the adviser believes offer superior growth potential. A company is considered an emerging growth company if, at the time of purchase, it has a market capitalization within the range of companies included in the Standard & Poor's MidCap 400 Index. Emerging Growth Fund does not invest in convertible securities.

            Similarly, under normal market conditions, Mid Cap Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies that exhibit, in the adviser's opinion, outstanding potential for superior growth. Mid-capitalization companies are deemed those with market capitalizations of from $1 billion to $5 billion at the time of purchase. Equity securities include common stocks and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock. Mid Cap Fund may not invest more than 5% of its net assets in convertible securities rated below investment grade.

            Emerging Growth Fund's adviser uses a long-term fundamental approach to identify and select small companies which appear to offer superior growth potential. A "fundamental" approach includes looking at a company's earnings and sales growth, competitive advantages, management, and market opportunities and evaluating whether its stock is fairly valued at the current market price. For Mid

Cap Fund, companies that participate in sectors that are identified by the Fund's adviser as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected by the adviser to produce superior growth in revenues and earnings.


OTHER INVESTMENTS

            Emerging Growth Fund generally will be fully invested in a diversified portfolio of common stocks, except that a small portion of assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Up to 35% of the Fund's total assets may be invested in common stocks of companies which are not considered "emerging growth companies," as defined above.

            Mid Cap Fund may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization less than $1 billion or greater than $5 billion and in the following types of fixed income securities: U.S. Government Securities, nonconvertible preferred stocks, nonconvertible corporate debt securities and short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; short-term U.S. Government Securities; repurchase agreements; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and other similar high-quality short-term U.S. dollar-denominated obligations. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities are limited to investment grade securities or non-rated securities judged to be of comparable quality by the investment adviser.

            Mid Cap Fund may invest up to 25% of its total assets and Emerging Growth Fund may invest up to 10% of its total assets in securities of foreign issuers. With respect to Mid Cap Fund, such securities must be either listed on a U.S stock exchange or represented by ADRs. As a result, Mid Cap Fund's investments in foreign securities are not subject to currency risks during the settlement period for purchases or sales. Emerging Growth Fund may invest up to 5% of its total assets in securities of foreign issuers which are neither listed on a U.S. stock exchange nor represented by ADRs. Such direct investments in foreign securities are subject to currency risk as well as other risks associated with investments in securities of foreign issuers.

            Each Fund may invest in high quality short-term securities without limitation for temporary defensive purposes.

INVESTMENT TECHNIQUES

            Emerging Growth Fund and Mid Cap Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Funds may invest in repurchase agreements.

            Put and Call Options. Emerging Growth Fund may purchase or write put and call options on the securities in which it may invest and on stock indices listed on national securities exchanges. Mid Cap Fund may purchase put and call options on equity securities and on stock indices, write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities.

            Futures Contracts. Emerging Growth Fund may enter into stock index futures contracts, may purchase and sell put and call options on futures contracts, and may enter into closing transactions with respect to such options to terminate existing positions. Mid Cap Fund may not enter into futures contracts or purchase or sell options thereon.

            When-Issued and Delayed-Delivery Transactions. Mid Cap Fund may purchase securities on a when-issued or delayed-delivery basis. Emerging Growth Fund does not purchase when-issued or delayed- delivery securities.

            Lending of Portfolio Securities. In order to generate additional income, Mid Cap Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Emerging Growth Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of its total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER GROWTH FUND/FAIF LARGE CAP GROWTH FUND

Investment Objectives

            Piper Growth Fund ("Growth Fund") has a primary objective of long-term capital appreciation. Secondary objectives of the Fund are current income and conservation of principal.

            FAIF Large Cap Growth Fund ("Large Cap Growth Fund") has a primary objective of long-term growth of capital. A secondary objective of the Fund is to provide current income.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Growth Fund will invest at least 90% of its total assets in common stocks or securities convertible into or that carry the right to buy common stocks, and in repurchase agreements. Growth Fund invests at least 60% of its total assets in securities of companies with market capitalizations over $1 billion. In selecting these securities, the adviser seeks companies which it believes have the potential for long-term earnings growth, a cyclical earnings rebound, or attractive relative valuations when compared to the Standard & Poor's 500 Index. Emphasis is placed on companies which appear well managed with strong business fundamentals and which are trading at a discount to the present value of their projected future earnings.


            Large Cap Growth Fund invests at least 65% of its total assets under normal market conditions in equity securities of a diverse group of companies that have market capitalizations of at least $1 billion at the time of purchase and that, in the judgment of the Fund's adviser, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.


OTHER INVESTMENTS

            Growth Fund may invest up to 40% of its total assets in securities of companies with market capitalizations of $1 billion or less. Under normal market conditions, Growth Fund does not invest in debt securities, other than securities convertible into or that carry the right to buy common stocks, except that a small portion of the Fund's assets usually will be held in short-term money market securities and cash to pay redemption requests and fund expenses.


            Large Cap Growth Fund may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion and in the following types of fixed income securities: U.S. Government Securities, nonconvertible preferred stocks, nonconvertible corporate debt securities and short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; short-term U.S. Government Securities; repurchase agreements; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and other similar high-quality short-term U.S. dollar-denominated obligations. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities are limited to investment grade securities or non-rated securities judged to be of comparable quality by the investment adviser. Large Cap Growth Fund may invest up to 5% of its net assets in less than investment grade convertible debt obligations.

            Large Cap Growth Fund may invest up to 25% of its total assets and Growth Fund may invest up to 10% of its total assets in securities of foreign issuers. With respect to Large Cap Growth Fund, such securities must be either listed on a U.S stock exchange or represented by ADRs. As a result, Large Cap Growth Fund's investments in foreign securities are not subject to currency risks during the settlement period for purchases or sales. Growth Fund may invest up to 5% of its total assets in securities of foreign issuers which are neither listed on a U.S. stock exchange nor represented by ADRs. Such direct investments in foreign securities are subject to currency risk as well as other risks associated with investments in securities of foreign issuers.

            Each of Growth Fund and Large Cap Growth Fund may invest in high quality short-term securities without limitation for temporary defensive purposes.

INVESTMENT TECHNIQUES

            Growth Fund and Large Cap Growth Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Funds may invest in repurchase agreements.

            Put and Call Options. Growth Fund may purchase or write put and call options on the securities in which it may invest and on stock indices listed on national securities exchanges. Large Cap Growth Fund may purchase put and call options on equity securities and on stock indices, write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities.

            Futures Contracts. Growth Fund may enter into stock index futures contracts, may purchase and sell put and call options on futures contracts, and may enter into closing transactions with respect to such options to terminate existing positions. Large Cap Growth Fund may not enter into futures contracts or purchase or sell options thereon.

            When-Issued and Delayed-Delivery Transactions. Large Cap Growth Fund may purchase securities on a when-issued or delayed-delivery basis. Growth Fund does not purchase when-issued or delayed- delivery securities.

            Lending of Portfolio Securities. In order to generate additional income, Large Cap Growth Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Growth Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of its total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER GROWTH AND INCOME FUND/FAIF LARGE CAP VALUE FUND

Investment Objectives

            Piper Growth and Income Fund ("Growth and Income Fund") has an objective of seeking current income and long-term growth of capital and income.

            FAIF Large Cap Value Fund ("Large Cap Value Fund") has a primary objective of capital appreciation. A secondary objective of the Fund is to provide current income.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Growth and Income Fund invests primarily in common stocks and securities convertible into common stocks, although the Fund may also invest in debt securities. Growth and Income Fund emphasizes securities of large, established companies.

            Large Cap Value Fund invests at least 65% of its total assets under normal market conditions in common stocks diversified among a broad range of industries and among companies that have market capitalizations of at least $1 billion at the time of purchase.

            In selecting stocks for Growth and Income Fund's portfolio, the Fund's adviser emphasizes securities of large, established companies that may be undervalued and that have a history of dividend payments. Similarly, the adviser for Large Cap Value Fund employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

OTHER INVESTMENTS

              Debt securities in which Growth and Income Fund may invest include U.S. Government Securities, asset-backed securities, corporate fixed income securities, mortgage-related securities, including adjustable rate mortgage securities, collateralized mortgage obligations and pass-throughs, preferred stocks, Yankee bonds, zero coupon and delayed interest securities and short-term money market securities. Securities which are not U.S. Government Securities must be rated at the time of purchase within the four highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Standard & Poor's Ratings Service ("S&P") (AAA, AA, A and BBB), which are considered to be investment grade, or, if unrated, such securities must be of comparable quality as determined by the investment adviser.

            Large Cap Value Fund may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion and in the following types of fixed income securities: U.S. Government Securities, nonconvertible preferred stocks, nonconvertible corporate debt securities and short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; short-term U.S. Government Securities; repurchase agreements; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and other similar high-quality short-term U.S. dollar-denominated obligations. Large Cap Value Fund may not invest in mortgage-backed or asset-backed securities. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities are limited to investment grade securities or non-rated securities judged to be of comparable quality by the investment adviser. Large Cap Value Fund may invest up to 5% of its net assets in less than investment grade convertible debt obligations.

            Large Cap Value Fund may invest up to 25% of its total assets and Growth and Income Fund may invest up to 10% of its total assets in securities of foreign issuers. With respect to Large Cap Value Fund, such securities must be either listed on a U.S stock exchange or represented by ADRs. As a result, Large Cap Value Fund's investments in foreign securities are not subject to currency risks during the settlement period for purchases or sales. Growth and Income Fund may invest up to 5% of its total assets in securities of foreign issuers which are neither listed on a U.S. stock exchange nor represented by ADRs. Such direct investments in foreign securities are subject to currency risk as well as other risks associated with investments in securities of foreign issuers.

            Each of Growth and Income Fund and Large Cap Value Fund may invest in high quality short-term securities without limitation for temporary defensive purposes.

INVESTMENT TECHNIQUES

            Growth and Income Fund and Large Cap Value Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Funds may invest in repurchase agreements.

            Mortgage Dollar Rolls. Growth and Income Fund may enter into mortgage dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counter party to repurchase similar but not identical securities on a specified future date. Large Cap Value Fund does not enter into such arrangements.

            Put and Call Options. Growth and Income Fund may purchase or write put and call options on the securities in which it may invest and on stock indices listed on national securities exchanges. Large Cap Value Fund may purchase put and call options on equity securities and on stock indices, write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities.

            Futures Contracts. Growth and Income Fund may purchase and sell stock index futures contracts and interest rate futures contracts, may purchase and sell put and call options on futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. Large Cap Value Fund may not enter into futures contracts or purchase or sell options thereon.

            When-Issued and Delayed-Delivery Transactions. Each Fund may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, Large Cap Value Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Growth and Income Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of its total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER BALANCED FUND/FAIF BALANCED FUND

Investment Objectives

            Piper Balanced Fund has objectives of both current income and long-term capital appreciation consistent with conservation of principal.

            FAIF Balanced Fund has an objective of maximizing total return (capital appreciation plus income).

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Piper Balanced Fund may invest in any type of security, including common and preferred stocks, convertible securities, fixed income securities and money market instruments. The mix of securities will change based on existing and anticipated market conditions. At least 35% of the Fund's assets must be invested in fixed income securities.

            FAIF Balanced Fund invests in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities.

            When investing in common stocks, Piper Balanced Fund emphasizes stocks of large companies that the adviser believes offer above average earnings growth potential at a reasonable price, relative to the Standard & Poor's 500 Index. Large companies are considered to be those with market capitalizations within the range of companies included in the Standard & Poor's 500 Index.

            With respect to the equity security portion of FAIF Balanced Fund's portfolio, the Fund's adviser invests in equity securities diversified among a broad range of industries, with at least 65% of the total assets of such portion of the portfolio being invested in companies that have a market capitalization of at least $1 billion at the time of purchase. Up to 35% may be invested in equity securities of issuers with a market capitalization of less than $1 billion. In selecting equity securities, FAIF Balanced Fund's adviser employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

            Piper Balanced Fund's investments in fixed income securities include collateralized mortgage obligations and other mortgage-related securities, U.S. Government Securities, corporate fixed income securities, asset-backed securities, Yankee bonds, zero coupon and delayed interest securities and short-term money market securities. No more than 5% of Piper Balanced Fund's net assets may be invested, in the aggregate, in inverse floating rate, interest-only, principal-only, inverse interest-only and Z tranches of collateralized mortgage obligations, and stripped mortgage-related securities. Investments in long-term debt securities will be limited to U.S. Government Securities, securities rated at the time of purchase within the four highest investment grades assigned by Moody's or S&P, or unrated securities judged by the Fund's adviser to be of comparable quality. No more than 20% of the long-term debt securities held by the Fund will be unrated. Piper Balanced Fund seeks to maintain an average effective duration of 3 to 6-1/2 years for the fixed income portion of its portfolio.


            FAIF Balanced Fund's permitted fixed income investments(including zero coupon securities) include notes, bonds and discount notes of United States Government agencies or instrumentalities; domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by S&P or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization ("NRSRO"), or which are of comparable quality in the judgment of the Fund's adviser, other investments, including mortgage-backed securities (including Z tranches of collateralized mortgage obligations) which are rated in one of the four highest categories by an NRSRO or which are of comparable quality in the judgment of the Fund's adviser; and commercial paper which is rated A-1 by S&P or P-1 by Moody's or which has been assigned an equivalent rating by another NRSRO. At least 65% of the Fund's fixed income investments must be United States Government obligations and corporate debt obligations and mortgage-related securities rated at least A by S&P or Moody's or which have been assigned an equivalent rating by another NRSRO. The fixed income securities in which FAIF Balanced Fund may invest include (i) mortgage-backed securities (provided that the Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only, inverse interest-only or inverse floating rate mortgage-backed securities); (ii) asset-backed securities; and (iii) bank instruments. Under normal market conditions, the weighted average maturity of the fixed income securities held by FAIF Balanced Fund will not exceed 15 years.


OTHER INVESTMENTS

            FAIF Balanced Fund may invest up to 15% of its total fixed income assets in foreign securities payable in United States dollars and up to 25% of its total equity assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by ADRs. As a result of these restrictions, FAIF Balanced Fund's investments in foreign securities are not subject to currency risks during the settlement period for purchases or sales. Piper Balanced Fund may invest up to 25% of its total assets in securities of foreign issuers. There is no requirement that such securities be listed on a U.S. stock exchange or represented by ADRs. Direct investments in foreign securities are subject to currency risk as well as other risks associated with investments in securities of foreign issuers.

            Each of Piper Balanced Fund and FAIF Balanced Fund may invest in high quality short-term securities without limitation for temporary defensive purposes.

INVESTMENT TECHNIQUES

            Piper Balanced Fund and FAIF Balanced Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Funds may invest in repurchase agreements.


            Mortgage Dollar Rolls. Piper Balanced Fund and FAIF Balanced Fund (with respect to up to 25% of its fixed income assets) may enter into mortgage dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counter party to repurchase similar but not identical securities on a specified future date.


            Put and Call Options. Piper Balanced Fund may purchase or write put and call options on the securities in which it may invest and on stock indices listed on national securities exchanges. FAIF Balanced Fund may purchase put and call options on equity securities and on stock indices, write covered call options covering up to 25% of the equity securities owned by the Fund, write call options on stock indices related to such equity securities, invest in exchange traded put and call options on interest rate indices and write covered call options on interest rate indices.

            Futures Contracts. Piper Balanced Fund may purchase and sell stock index futures contracts and interest rate futures contracts, may purchase and sell put and call options on futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. FAIF Balanced Fund may enter into stock index futures contracts and interest rate futures contracts and invest in exchange traded put and call options on interest rate futures contracts.

            When-Issued and Delayed-Delivery Transactions. Each Fund may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, FAIF Balanced Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Piper Balanced Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of its total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER GOVERNMENT INCOME FUND/FAIF FIXED INCOME FUND

Investment Objectives

            Piper Government Income Fund ("Government Income Fund") has an objective of seeking high current income consistent with preservation of capital.

            FAIF Fixed Income Fund ("Fixed Income Fund") has an objective of providing a high level of current income consistent with limited risk to capital.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Government Income Fund will invest at least 65% of its total assets in U.S. Government Securities. Much of the Fund is invested in mortgage-related securities; investments in inverse floating rate, interest-only, inverse interest-only and principal-only securities are limited to 10% of the Fund's net assets. Government Income Fund may invest up to 10% of its total assets in mortgage-related securities issued by private entities, provided these securities are rated at least Aa by S&P or AA by Moody's at the time of purchase of, if unrated, are of comparable quality as determined by the Fund's investment adviser. Government Income Fund does not invest in corporate debt obligations (other than short-term money market securities). Government Income Fund attempts to maintain an average effective duration of three to eight years.

            Fixed Income Fund invests in investment grade debt securities, at least 65% of which are U.S. government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by S&P or Moody's or assigned an equivalent rating by another NRSRO. Under normal market conditions, the weighted average maturity of Fixed Income Fund will not exceed 15 years.

            Permitted investments for Fixed Income Fund include notes, bonds and discount notes of U.S. government agencies or instrumentalities; domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by S&P or Baa by Moody's, assigned an equivalent rating by another NRSRO, or, if unrated, judged to be of comparable quality in the judgment of the adviser; other fixed income securities, including mortgage-backed securities, asset-backed securities and zero coupon securities, which are rated in one of the four highest categories by an NRSRO or judged to be of comparable quality by the adviser; and commercial paper rated A-1 by S&P, P-1 by Moody's, or assigned an equivalent rating by another NRSRO. Fixed Income Fund will not invest more than 10% of its total assets, in the aggregate, in interest-only, principal-only, inverse interest-only and inverse floating rate mortgage-backed securities. Fixed Income Fund also may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. At least 65% of the total assets of Fixed Income Fund will be invested in fixed rate obligations.

OTHER INVESTMENTS

            Government Income Fund may invest up to 35% of its total assets in cash and short-term money market securities to provide flexibility and liquidity. For temporary defensive purposes, Government Income Fund may invest without limitation in these securities. Money market securities in which the Fund may invest include short-term U.S. government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

            Fixed Income Fund may invest up to 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; U.S. government securities; repurchase agreements; and securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less. The Fund may hold cash or invest in cash items without limitation for temporary defensive purposes during times of unusual market conditions.

INVESTMENT TECHNIQUES

            Government Income Fund and Fixed Income Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Government Income Fund and Fixed Income Fund may invest in repurchase agreements.

            Reverse Repurchase Agreements. Government Income Fund may enter into reverse repurchase agreements with respect to 25% of its total assets. Fixed Income Fund may not enter into such agreements.


            Mortgage Dollar Rolls. Government Income Fund and Fixed Income Fund may enter into mortgage dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counter party to repurchase similar but not identical securities on a specified future date. Fixed Income Fund may invest up to 25% of its total assets in mortgage dollar roll transactions.


            Put and Call Options. Government Income Fund may purchase and write both exchange traded and over-the-counter put and call options on securities. Fixed Income Fund may invest in exchange traded put and call options on interest rate indices.

            Futures Contracts. Government Income Fund may enter into interest rate futures contracts and contracts for the future delivery of fixed-income securities. The Fund also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. Fixed Income Fund may enter into interest rate futures and interest rate index futures contracts and invest in exchange traded put and call options on interest rate futures and interest rate index futures contracts.


            When-Issued and Delayed-Delivery Transactions. Both Funds may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, Fixed Income Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Government Income Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Both Funds may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of a Fund's total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER INTERMEDIATE BOND FUND/FAIF INTERMEDIATE TERM INCOME FUND

Investment Objectives

            Piper Intermediate Bond Fund ("Piper Intermediate Fund") has an objective of seeking high current income consistent with preservation of capital.

            FAIF Intermediate Term Income Fund ("FAIF Intermediate Fund") has an objective of providing current income to the extent consistent with preservation of capital.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Piper Intermediate Fund will invest at least 65% of its total assets in U.S. Government Securities, corporate fixed income securities, and other fixed income securities, such as privately issued mortgage-related securities, asset backed securities, U.S. dollar-denominated Yankee bonds, and zero coupon, pay-in-kind and delayed interest securities. Securities other than U.S. Government Securities must be rated at least BBB by S&P or Baa by Moody's or, if unrated, such securities must be of comparable quality, as determined by the Fund's investment adviser. Investments in mortgage-related securities may include collateralized mortgage obligations. However, the Fund will not invest in inverse floating rate, interest-only, principal-only, inverse interest-only, or stripped mortgage-backed securities. Piper Intermediate Fund attempts to maintain an average effective duration of two to six years and a dollar-weighted average maturity of three to ten years.

            FAIF Intermediate Fund invests in investment grade debt securities, at least 65% of which are U.S. government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by S&P or Moody's or assigned an equivalent rating by another NRSRO. Under normal market conditions, the weighted average maturity of FAIF Intermediate Fund will range from two to seven years.

            Permitted investments for FAIF Intermediate Fund include notes, bonds and discount notes of U.S. government agencies or instrumentalities; domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by S&P or Moody's, assigned an equivalent rating by another NRSRO, or, if unrated, judged to be of comparable quality in the judgment of the adviser; other fixed income securities, including mortgage-backed securities, asset-backed securities and zero coupon securities, which are rated in one of the four highest categories by an NRSRO or judged to be of comparable quality by the adviser; and commercial paper rated A-1 by S&P, P-1 by Moody's, or assigned an equivalent rating by another NRSRO. FAIF Intermediate Fund will not invest more than 10% of its total assets, in the aggregate, in interest-only, principal-only, inverse interest-only and inverse floating rate mortgage-backed securities. FAIF Intermediate Fund also may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

OTHER INVESTMENTS

            Piper Intermediate Fund may invest up to 35% of its total assets in cash and short-term money market securities to provide flexibility and liquidity. For temporary defensive purposes, Piper Intermediate Fund may invest without limitation in these securities. Money market securities in which the Fund may invest include short-term U.S. government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

            FAIF Intermediate Fund may invest up to 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; U.S. government securities; repurchase agreements; and securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less. The Fund may hold cash or invest in cash items without limitation for temporary defensive purposes during times of unusual market conditions.

INVESTMENT TECHNIQUES

            Piper Intermediate Fund and FAIF Intermediate Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Piper Intermediate Fund and FAIF Intermediate Fund may invest in repurchase agreements.


            Mortgage Dollar Rolls. Piper Intermediate Fund and FAIF Intermediate Fund may enter into mortgage dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counter party to repurchase similar but not identical securities on a specified future date. FAIF Intermediate Fund may invest up to 25% of its total assets in mortgage dollar roll transactions.


            Put and Call Options. Piper Intermediate Fund does not purchase or sell options on securities or indices. FAIF Intermediate Fund may invest in exchange traded put and call options on interest rate indices.


            Futures Contracts. Piper Intermediate Fund does not enter into futures contracts or purchase or sell options on futures contracts. FAIF Intermediate Fund may enter into interest rate futures and interest rate index futures contracts and invest in exchange traded put and call options on interest rate futures and interest rate index futures contracts.


            When-Issued and Delayed-Delivery Transactions. Both Funds may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, FAIF Intermediate Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Piper Intermediate Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Both Funds may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of FAIF Intermediate Fund's total assets and 5% of Piper Intermediate Fund's total assets.

            Illiquid Securities. FAIF Intermediate Fund may invest up to 15% of its net assets in illiquid securities. Piper Intermediate Fund may not invest in such securities.

PIPER NATIONAL TAX-EXEMPT FUND/FAIF TAX FREE FUND

Investment Objectives

            Piper National Tax-Exempt Fund ("Piper Tax-Exempt Fund") has an objective of seeking maximum current income exempt from federal income taxes, consistent with prudent investment risk and preservation of capital.

            FAIF Tax Free Fund ("FAIF Tax Free Fund") has an objective of providing maximum current income which is exempt from federal income tax to the extent consistent with prudent investment risk.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Piper Tax-Exempt Fund will invest at least 80% of its net assets in municipal securities exempt (in the opinion of bond counsel to the issuer) from federal income tax, including the federal alternative minimum tax ("AMT").

            Similarly, FAIF Tax Free Fund invests, under normal market conditions, at least 80% of its net assets in municipal bonds and other municipal obligations the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. No more than 20% of the securities owned by the Fund will generate income that is an item of tax preference for purposes of federal AMT.

            Piper Tax-Exempt Fund invests in securities rated, at the time of purchase, no lower than Baa by Moody's or BBB by S&P with respect to long-term bonds, MIG/VMIG-2 by Moody's or SP-2 by S&P with respect to notes, and Prime-2 by Moody's or A-2 by S&P with respect to commercial paper, or in unrated securities judged to be of comparable quality at the time of purchase by the Fund's adviser.

            FAIF Tax Free Fund may purchase long-term obligations rated no lower than BBB by S&P or Baa by Moody's, state and municipal notes rated no lower than SP-1 by S&P or MIG/VMIG-1 by Moody's, commercial paper rated no lower than Prime-1 by Moody's or A-1 by S&P, securities assigned an equivalent rating by another NRSRO, or securities which are of comparable quality in the judgment of the Fund's adviser.

OTHER INVESTMENTS

            Piper Tax-Exempt Fund may invest up to 20% of its net assets in taxable obligations, and it may temporarily invest without limitation in these obligations during periods of abnormal market conditions. Taxable obligations include municipal securities subject to regular federal income tax or federal AMT which are rated investment grade or are of comparable quality, U.S. Government Securities, corporate bonds rated within the three highest grades by either Moody's or S&P, commercial paper rated within the two highest grades by either Moody's or S&P, certificates of deposit, bankers' acceptances, repurchase agreements and cash. The Fund may invest in derivative municipal securities, including, with respect to 20% of its total assets, inverse floating rate municipal securities.

            Under normal circumstances FAIF Tax Free Fund may invest up to 20% of its assets in temporary taxable investments or cash. FAIF Tax Free Fund may invest without limitation in such investments when a temporary defensive position to protect capital is deemed advisable and practicable. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) U.S. Government Securities; (ii) commercial paper rated not less than A-1 by S&P or P-1 by Moody's or equivalently rated by another NRSRO; (iii) other short term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by S&P or Baa by Moody's or which have been assigned an equivalent rating by another NRSRO; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold. FAIF Tax Free Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months. The Fund may invest up to 10% of its total assets in inverse floating rate municipal obligations.

INVESTMENT TECHNIQUES

            Piper Tax-Exempt Fund and FAIF Tax Free Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Piper Tax-Exempt Fund and FAIF Tax Free Fund may invest in repurchase agreements.

            Put and Call Options. Piper Tax-Exempt Fund does not purchase or sell options on securities or indices. FAIF Tax Free Fund may invest in exchange traded put and call options on interest rate indices.


            Futures Contracts. Piper Tax-Exempt Fund does not enter into futures contracts or purchase or sell options on futures contracts. FAIF Tax Free Fund may enter into interest rate futures contracts and invest in exchange traded put and call options on interest rate futures and interest rate index futures contracts.


            When-Issued and Delayed-Delivery Transactions. Both Funds may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, FAIF Tax Free Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Piper Tax-Exempt Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Both Funds may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of a Fund's total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER MINNESOTA TAX-EXEMPT FUND/FAIF MINNESOTA TAX FREE FUND

Investment Objectives

            Piper Minnesota Tax-Exempt Fund ("Piper Minnesota Fund") has an objective of seeking maximum current income exempt from both federal and Minnesota state income taxes, consistent with prudent investment risk and preservation of capital.

            FAIF Minnesota Tax Free Fund ("FAIF Minnesota Fund") has an objective of providing maximum current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Piper Minnesota Fund will invest at least 80% of its net assets in municipal securities exempt (in the opinion of bond counsel to the issuer) from both federal and Minnesota state income taxes, including federal and state alternative minimum tax ("AMT").

            Similarly, FAIF Minnesota Fund invests, under normal market conditions, at least 80% of its net assets in municipal bonds and other municipal obligations of the State of Minnesota the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal and Minnesota state income taxes. No more than 20% of the securities owned by the Fund will generate income that is an item of tax preference for purposes of federal and state AMT.

            Piper Minnesota Fund invests in securities rated, at the time of purchase, no lower than Baa by Moody's or BBB by S&P with respect to long-term bonds, MIG/VMIG-2 by Moody's or SP-2 by S&P with respect to notes, and Prime-2 by Moody's or A-2 by S&P with respect to commercial paper, or in unrated securities judged to be of comparable quality at the time of purchase by the Fund's adviser.

            FAIF Minnesota Fund may purchase long-term obligations rated no lower than BBB by S&P or Baa by Moody's, state and municipal notes rated no lower than SP-1 by S&P or MIG/VMIG-1 by Moody's, commercial paper rated no lower than Prime-1 by Moody's or A-1 by S&P, securities assigned an equivalent rating by another NRSRO, or securities which are of comparable quality in the judgment of the Fund's adviser.

OTHER INVESTMENTS

            Piper Minnesota Fund may invest up to 20% of its net assets in taxable obligations, and it may temporarily invest without limitation in these obligations during periods of abnormal market conditions. Taxable obligations include municipal securities subject to regular federal and state income tax or AMT which are rated investment grade or are of comparable quality, U.S. Government Securities, corporate bonds rated within the three highest grades by either Moody's or S&P, commercial paper rated within the two highest grades by either Moody's or S&P, certificates of deposit, bankers' acceptances, repurchase agreements and cash. The Fund may invest in derivative municipal securities, including, with respect to 20% of its total assets, inverse floating rate municipal securities.

            Under normal circumstances FAIF Minnesota Fund may invest up to 20% of its assets in temporary taxable investments or cash. FAIF Minnesota Fund may invest without limitation in such investments when a temporary defensive position to protect capital is deemed advisable and practicable. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) U.S. Government Securities; (ii) commercial paper rated not less than A-1 by S&P or P-1 by Moody's or equivalently rated by another NRSRO; (iii) other short term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by S&P or Baa by Moody's or which have been assigned an equivalent rating by another NRSRO; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold. FAIF Minnesota Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months. The Fund may invest up to 10% of its total assets in inverse floating rate municipal obligations.

INVESTMENT TECHNIQUES

            Piper Minnesota Fund and FAIF Minnesota Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Piper Minnesota Fund and FAIF Minnesota Fund may invest in repurchase agreements.

            Put and Call Options. Piper Minnesota Fund does not purchase or sell options on securities or indices. FAIF Minnesota Fund may invest in exchange traded put and call options on interest rate indices.


            Futures Contracts. Piper Minnesota Fund does not enter into futures contracts or purchase or sell options on futures contracts. FAIF Minnesota Fund may enter into interest rate futures contracts and invest in exchange traded put and call options on interest rate futures and interest rate index futures contracts.


            When-Issued and Delayed-Delivery Transactions. Both Funds may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, FAIF Minnesota Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Piper Minnesota Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Both Funds may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of a Fund's total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER ADJUSTABLE RATE MORTGAGE SECURITIES FUND/FAIF ADJUSTABLE RATE MORTGAGE SECURITIES FUND

Investment Objectives

            Piper Adjustable Rate Mortgage Securities Fund ("Piper Adjustable Fund") has an objective of seeking maximum current income consistent with low volatility of principal.

            FAIF Adjustable Rate Mortgage Securities Fund ("FAIF Adjustable Fund") has an objective of providing current income while attempting to provide a high degree of principal stability.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS


            Under normal market conditions, both Piper Adjustable Fund and FAIF Adjustable Fund will invest at least 65% of their total assets in mortgage-related securities having adjustable interest rates which reset at periodic intervals ("adjustable rate mortgage securities" or "ARMS"). At least 65% of each Fund's total assets must be either U.S. Government Securities or securities rated, as of the date of purchase, A or better by S&P or by Moody's, comparably rated by any other NRSRO or, if unrated, of a comparable quality as determined by the Fund's adviser. Up to 15% of each Fund's total assets may be invested in securities rated, as of the date of purchase, A by S&P or Moody's, comparably rated by any other NRSRO or, if unrated, of comparable quality as determined by the Fund's adviser. Piper Adjustable Fund attempts to maintain an average effective duration of one to four years.


OTHER INVESTMENTS

            Each Fund may invest up to 35% of its total assets in mortgage-related securities other than ARMS (pass throughs and collateralized mortgage obligations), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including, with respect to 10% of each Fund's net assets, U.S. government zero-coupon securities), asset backed securities and corporate fixed income securities.

            For temporary defensive purposes, Piper Adjustable Fund may invest without limitation in cash and short-term money market securities. Money market securities in which the Fund may invest include short-term U.S. Government Securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

            Similarly, FAIF Adjustable Fund may hold cash or invest in cash items without limitation for temporary defensive purposes during times of unusual market conditions. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; U.S. Government Securities; repurchase agreements; and securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less.

INVESTMENT TECHNIQUES

            Piper Adjustable Fund and FAIF Adjustable Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Piper Adjustable Fund and FAIF Adjustable Fund may invest in repurchase agreements.

            Reverse Repurchase Agreements. Piper Adjustable Fund may enter into reverse repurchase agreements with respect to 10% of its total assets. FAIF Adjustable Fund may not enter into such agreements.

            Put and Call Options. Piper Adjustable Fund may purchase and write exchange traded put and call options on securities. FAIF Adjustable Fund may invest in exchange traded put and call options on interest rate indices.


            Futures Contracts. Piper Adjustable Fund may enter into interest rate futures contracts and contracts for the future delivery of fixed-income securities. The Fund also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. FAIF Adjustable Fund may enter into interest rate futures contracts and invest in exchange traded put and call options on interest rate futures and interest rate index futures contracts. Each Fund's investment in futures contracts or options thereon include investments in Eurodollar instruments.


            Interest Rate Caps and Floors. Each Fund may purchase or sell interest rate caps and floors.

            When-Issued and Delayed-Delivery Transactions. Both Funds may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, FAIF Adjustable Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Piper Adjustable Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Both Funds may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of a Fund's total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER EMERGING MARKETS GROWTH FUND/FAIF EMERGING MARKETS FUND

Investment Objectives

            Piper Emerging Markets Growth Fund ("Piper Emerging Markets Fund") has an objective of long-term capital appreciation.

            FAIF Emerging Markets Fund has an objective of long-term growth of capital.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Piper Emerging Markets Fund invests at least 65% of its total assets in common stocks from the world's emerging securities markets. Common stock includes foreign equity securities which are substantially similar to common stock in the U.S. It does not include convertible debt securities or foreign equity securities which are substantially similar to preferred stock in the U.S. The Fund will maintain investments in at least three countries having emerging markets, except during defensive periods.

            Under normal market conditions, FAIF Emerging Markets Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in emerging markets. The securities in which FAIF Emerging Markets Fund primarily invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American and European Depositary Receipts. The Fund also may hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities. Normally, the Fund will invest at least 65% of its total assets in securities that are traded in at least six different countries.

OTHER INVESTMENTS


            In addition to investing directly in common stock, Piper Emerging Markets Fund may invest up to 35% of its total assets in American, European and Global Depositary Receipts, in shares of investment companies or trusts which invest principally in securities in which the Fund is authorized to invest, in convertible debt securities, and, with respect to up to 10% of total assets, rights or warrants to purchase common stock. Up to 35% of the Fund's total assets may be invested in U.S. dollar denominated or foreign currency denominated cash or in short-term money market securities. Short-term money market securities include short-term securities issued by the U.S. or a foreign government, their agencies or instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. Piper Emerging Markets Fund may invest in cash or short-term money market securities without limitation for temporary defensive purposes.


            For FAIF Emerging Markets Fund, it is possible, although not currently anticipated, that up to 35% of the Fund's assets could be invested in non-emerging markets, including the United States. FAIF Emerging Markets Fund may invest up to 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; U.S. Government Securities; repurchase agreements; and securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less. The Fund may hold cash or invest in cash items without limitation for temporary defensive purposes during times of unusual market conditions.

INVESTMENT TECHNIQUES

            Piper Emerging Markets Fund and FAIF Emerging Markets Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Funds may invest in repurchase agreements.

            Put and Call Options. Piper Emerging Markets Fund may purchase or write put and call options on the securities in which it may invest, it may purchase put and call options on foreign currencies, and it may write covered call options on foreign currencies. FAIF Emerging Markets Fund may purchase put and call options on equity securities and on stock indices, write covered call options covering up to 50% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities, purchase put and call options on foreign currencies and write covered call options on foreign currencies owned by the Fund.

            Futures Contracts. Each Fund may enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing purchase transactions.

            Foreign Currency Transactions. Each Fund may engage in foreign currency transactions.

            When-Issued and Delayed-Delivery Transactions. Each Fund may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, FAIF Emerging Markets Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Piper Emerging Markets Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of its total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

PIPER PACIFIC-EUROPEAN GROWTH FUND/FAIF INTERNATIONAL FUND

Investment Objectives

            Piper Pacific-European Growth Fund ("Pacific-European Fund") has an objective of long-term capital appreciation.

            FAIF International Fund ("International Fund") has an objective of long-term growth of capital.

Investment Policies and Restrictions

PRINCIPAL INVESTMENTS

            Under normal market conditions, Pacific-European Fund invests at least 65% of its total assets in common stocks of companies located in at least three countries of the Pacific Basin or Europe. Common stock includes foreign equity securities which are substantially similar to common stock in the U.S. It does not include convertible debt securities or foreign equity securities which are substantially similar to preferred stock in the U.S.

            Pacific-European Fund's assets will be allocated between the Pacific Basin and Europe based on management's views of the opportunities for long-term capital appreciation in those regions. When selecting securities within a country, management emphasizes companies which appear undervalued in the marketplace in relation to such factors as their assets, earnings and growth potential. Management also seeks companies that are positioned to take advantage of specific economic and political factors which are likely to result in growth for their industries. Many of the Pacific Basin, Eastern European and other countries in which the Fund may invest are emerging markets.

            Under normal market conditions, International Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United

States. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries. The securities in which International Fund invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American and European Depositary Receipts. The Fund also may hold securities of other investment companies and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.


            In investing the assets of International Fund, the Fund's sub-adviser expects to place primary emphasis on country selection, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.

OTHER INVESTMENTS


            Up to 25% of Pacific-European Fund's total assets may be invested in areas of the world other than the Pacific Basin and Europe. The Fund does not invest in stocks of U.S. companies. In addition to investing directly in common stock, Pacific-European Fund may invest up to 35% of its total assets in American, European and Global Depositary Receipts, in shares of investment companies or trusts which invest principally in securities in which the Fund is authorized to invest, in convertible debt securities, and, with respect to up to 10% of total assets, rights or warrants to purchase common stock. Up to 35% of the Fund's total assets may be invested in U.S. dollar denominated or foreign currency denominated cash or in short-term money market securities. Short-term money market securities include short-term securities issued by the U.S. or a foreign government, their agencies or instrumentalities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. Pacific- European Fund may invest in cash or short-term money market securities without limitation for temporary defensive purposes.


            For International Fund, it is possible, although not currently anticipated, that up to 35% of the Fund's assets could be invested in United States companies. International Fund may invest up to 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; U.S. Government Securities; repurchase agreements; and securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less. The Fund may hold cash or invest in cash items without limitation for temporary defensive purposes during times of unusual market conditions.

INVESTMENT TECHNIQUES

            Pacific-European Fund and International Fund may engage in the following investment techniques to the extent indicated.

            Repurchase Agreements. Both Funds may invest in repurchase agreements.

            Put and Call Options. Pacific-European Fund may purchase or write put and call options on the securities in which it may invest, it may purchase put and call options on foreign currencies, and it may write covered call options on foreign currencies. International Fund may purchase put and call options on equity securities and on stock indices, write covered call options covering up to 50% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities, purchase put and call options on foreign currencies and write covered call options on foreign currencies owned by the Fund.

            Futures Contracts. Each Fund may enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing transactions.

            Foreign Currency Transactions. Each Fund may engage in foreign currency transactions.

            When-Issued and Delayed-Delivery Transactions. Each Fund may purchase securities on a when- issued or delayed-delivery basis.

            Lending of Portfolio Securities. In order to generate additional income, International Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. Although Pacific-European Fund has the ability to lend its portfolio securities, it has not done so in the past and does not currently intend to do so.

INVESTMENT RESTRICTIONS

            Each Fund is subject to certain investment restrictions which are set forth in full in such Fund's Statement of Additional Information. Among those restrictions are the following:

            Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes only, in an amount not to exceed 10% of its total assets.

            Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

                                                                     APPENDIX VI

                      FEES AND EXPENSES OF THE PIPER FUNDS
                          AND CORRESPONDING FAIF FUNDS

            The following tables compare the current fees and expenses for each Piper Fund and its corresponding FAIF Fund. U.S. Bank has agreed that, for the period commencing on the Closing and continuing until September 30, 1998, it will waive fees and reimburse expenses to the FAIF Funds to the extent necessary to maintain FAIF Fund total operating expenses at the levels provided in the tables. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

           Piper Small Company Growth Fund/FAIF Small Cap Growth Fund
           ----------------------------------------------------------


                                                                                                                Pro Forma
                                                                 Piper Small               FAIF Small         FAIF Small Cap
                                                             Company Growth Fund         Cap Growth Fund       Growth Fund
                                                             -------------------         ---------------      --------------
                                                             Class A       Class B           Class A             Class A
                                                             -------       -------           -------             -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......................   4.00%        None               4.50%               4.50%
Maximum Sales Charge Imposed on Reinvested
  Dividends................................................   None         None               None                None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1)....................................   None         4.00%              None                None
Redemption Fees ...........................................   None         None               None                None
Exchange Fees .............................................   None         None               None                None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2)................   0.75%        0.75%              0.69%               0.69%
Rule 12b-1 Fees (after waivers)(3).........................   0.34%        1.00%              0.25%               0.25%
Other Expenses (after reimbursements)(4)...................   0.25%        0.25%              0.21%               0.21%
Total Fund Operating Expenses (after reimbursements
  and waivers)(5)..........................................   1.34%        2.00%              1.15%               1.15%



--------------------

(1) For Class A shares of both the Piper Fund and the FAIF Fund, a 1% contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is imposed in the event of a redemption within 24 months of purchase for both the Piper Fund and the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for the FAIF Fund would be 0.70% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A and Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees for the Piper Fund Class A shares would be 0.50% of average daily net assets.

(4) The investment adviser for the Piper Fund voluntarily reimbursed certain other expenses. Absent any reimbursements, other expenses as a percentage of average daily net assets would be 0.73% for the Piper Fund Class A shares and 0.40% for the Piper Fund Class B shares. For Class B shares of the Piper Fund, "other expenses" are based on intended reimbursements for fiscal 1998.

(5) Absent any fee waivers or expense reimbursements, total fund operating expenses as a percentage of average daily net assets would be 1.98% and 2.15%, respectively, for the Class A and Class B shares of the Piper Fund, and 1.16% for the Class A shares of the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                     Pro Forma
                                  Piper Small                 FAIF Small           FAIF Small Cap
                              Company Growth Fund           Cap Growth Fund         Growth Fund
                              -------------------           ---------------        --------------
                              Class A       Class B              Class A              Class A
                              -------       -------              -------              -------
    1 year..................  $     53      $     60             $     56             $     56
    3 years.................  $     81      $     93             $     80             $     80
    5 years.................  $    110      $    128             $    105             $    105
    10 years................  $    195      $    200(1)          $    178             $    178



--------------------
(1) Assumes that the Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.


               Piper Emerging Growth Fund/FAIF Mid Cap Growth Fund
               ---------------------------------------------------


                                                                                                                  Pro Forma
                                                                  Piper Emerging             FAIF Mid            FAIF Mid Cap
                                                                   Growth Fund            Cap Growth Fund        Growth Fund
                                                                   -----------            ---------------     ------------------
                                                           Class A   Class B   Class Y   Class A   Class Y    Class A    Class Y
                                                           -------   -------   -------   -------   -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)...................   4.00%      None      None      4.50%      None      4.50%      None
Maximum Sales Charge Imposed on Reinvested
  Dividends.............................................   None       None      None      None       None      None       None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1).................................   None       4.00%     None      None       None      None       None
Redemption Fees ........................................   None       None      None      None       None      None       None
Exchange Fees ..........................................   None       None      None      None       None      None       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees ...............................   0.69%      0.69%     0.69%     0.70%      0.70%     0.70%      0.70%
Rule 12b-1 Fees (after waivers)(2)......................   0.34%      1.00%     None      0.25%      None      0.25%      None
Other Expenses .........................................   0.20%      0.16%     0.20%     0.17%      0.17%     0.17%      0.17%
Total Fund Operating Expenses (after waivers)(3)........   1.23%      1.85%     0.89%     1.12%      0.87%     1.12%      0.87%



--------------------

(1) For Class A shares of both the Piper Fund and the FAIF Fund, a 1% contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is imposed in the event of a redemption within 24 months of purchase for both the Piper Fund and the FAIF Fund.

(2) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A and Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees for the Piper Fund Class A shares would be 0.50% of average daily net assets.

(3) Absent any fee waivers, total fund operating expenses as a percentage of average daily net assets would be 1.39% for the Class A shares of the Piper Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                          Pro Forma
                             Piper Emerging                    FAIF Mid Cap             FAIF Mid Cap
                               Growth Fund                      Growth Fund              Growth Fund
                               -----------                      -----------           ------------------
                     Class A     Class B     Class Y         Class A    Class Y       Class A    Class Y
                     -------     -------     -------         -------    -------       -------    -------
    1 year.........  $    52     $    59     $     9         $     56   $      9      $     56   $      9
    3 years........  $    77     $    88     $    28         $     79   $     28      $     79   $     28
    5 years........  $   105     $   120     $    49         $    104   $     48      $    104   $     48
    10 years.......  $   183     $   186(1)  $   110         $    175   $    107      $    175   $    107



--------------------
(1) Assumes that the Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.


                  Piper Growth Fund/FAIF Large Cap Growth Fund
                  --------------------------------------------


                                                                                                        Pro Forma
                                                                                     FAIF Large       FAIF Large Cap
                                                             Piper Growth Fund     Cap Growth Fund     Growth Fund
                                                             -----------------     ---------------    --------------
                                                             Class A    Class B       Class A            Class A
                                                             -------    -------       -------            -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......................   4.00%      None         4.50%              4.50%
Maximum Sales Charge Imposed on Reinvested
  Dividends................................................    None      None          None               None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1)....................................    None     4.00%          None               None
Redemption Fees ...........................................    None      None          None               None
Exchange Fees .............................................    None      None          None               None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2)................   0.70%     0.70%         0.61%              0.61%
Rule 12b-1 Fees (after waivers)(3).........................   0.34%     1.00%         0.25%              0.25%
Other Expenses ............................................   0.22%     0.20%         0.19%              0.19%
Total Fund Operating Expenses (after waivers)(4)...........   1.26%     1.90%         1.05%              1.05%



--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a 1% contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is imposed in the event of a redemption within 24 months of purchase for both the Piper Fund and the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for the FAIF Fund would be 0.70% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A and Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees for the Piper Fund Class A shares would be 0.50% of average daily net assets.

(4) Absent any fee waivers, total fund operating expenses as a percentage of average daily net assets would be 1.42% for the Class A shares of the Piper Fund, and 1.14% for the Class A shares of the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                           Pro Forma
                                                       FAIF Large        FAIF Large Cap
                            Piper Growth Fund       Cap Growth Fund       Growth Fund
                            -----------------        ---------------     --------------
                          Class A       Class B          Class A            Class A
                          -------       -------          -------            -------
       1 year..........   $     52      $     59         $     55          $     55
       3 years.........   $     78      $     90         $     77          $     77
       5 years.........   $    106      $    123         $    100          $    100
       10 years........   $    186      $    190(1)      $    167          $    167



--------------------
(1) Assumes that the Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.


             Piper Growth and Income Fund/FAIF Large Cap Value Fund
             ------------------------------------------------------


                                                                                                                      Pro Forma
                                                                  Piper Growth                 FAIF Large           FAIF Large Cap
                                                                 and Income Fund             Cap Value Fund           Value Fund
                                                                 ---------------             --------------       -----------------
                                                        Class A    Class B    Class Y      Class A    Class Y     Class A   Class Y
                                                        -------    -------    -------      -------    -------     -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)..................    4.00%     None      None         4.50%       None       4.50%      None
Maximum Sales Charge Imposed on Reinvested
  Dividends............................................    None      None      None         None        None       None       None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1)................................    None      4.00%     None         None        None       None       None
Redemption Fees .......................................    None      None      None         None        None       None       None
Exchange Fees .........................................    None      None      None         None        None       None       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2)............    0.73%     0.73%     0.73%        0.61%       0.61%      0.61%      0.61%
Rule 12b-1 Fees (after waivers)(3).....................    0.34%     1.00%     None         0.25%       None       0.25%      None
Other Expenses (after reimbursements)(4)...............    0.27%     0.27%     0.27%        0.19%       0.19%      0.19%      0.19%
Total Fund Operating Expenses (after reimbursements
  and waivers)(5)......................................    1.34%     2.00%     1.00%        1.05%       0.80%      1.05%      0.80%



--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a 1% contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is imposed in the event of a redemption within 24 months of purchase for both the Piper Fund and the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for Class A and Class Y shares of the FAIF Fund would be 0.70% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A and Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees for the Piper Fund Class A shares would be 0.50% of average daily net assets.

(4) The investment adviser for the Piper Fund voluntarily reimbursed certain other expenses. Absent any reimbursements, other expenses as a percentage of average daily net assets would be 0.29% for the Class A shares of the Piper Fund.

(5) Absent any fee waivers or expense reimbursements, total fund operating expenses as a percentage of average daily net assets would be 1.52% for the Class A shares of the Piper Fund, and 1.14% and 0.89%, respectively, for the Class A and Class Y shares of the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                         Pro Forma
                                 Piper Growth                    FAIF Large            FAIF Large Cap
                                and Income Fund                Cap Value Fund            Value Fund
                                ---------------                --------------        -----------------
                         Class A    Class B     Class Y      Class A    Class Y      Class A   Class Y
                         -------    -------     -------      -------    -------      -------   -------
      1 year..........   $    53    $    60     $    10      $     55   $      8     $     55   $      8
      3 years.........   $    81    $    93     $    32      $     77   $     26     $     77   $     26
      5 years.........   $   110    $   128     $    55      $    100   $     44     $    100   $     44
      10 years........   $   195    $   200(1)  $   122      $    167   $     99     $    167   $     99



--------------------
(1) Assumes that the Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.


                     Piper Balanced Fund/FAIF Balanced Fund
                     --------------------------------------


                                                                                                     Pro Forma
                                                                  Piper              FAIF              FAIF
                                                              Balanced Fund      Balanced Fund     Balanced Fund
                                                              -------------      -------------     -------------
                                                            Class A     Class B      Class A          Class A
                                                            -------     -------      -------          -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).....................    4.00%    None          4.50%             4.50%
Maximum Sales Charge Imposed on Reinvested
  Dividends...............................................    None     None          None              None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1)...................................    None     4.00%         None              None
Redemption Fees ..........................................    None     None          None              None
Exchange Fees ............................................    None     None          None              None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2)...............    0.75%    0.75%         0.62%             0.62%
Rule 12b-1 Fees (after waivers)(3)........................    0.34%    1.00%         0.25%             0.25%
Other Expenses (after reimbursements)(4)..................    0.25%    0.25%         0.18%             0.18%
Total Fund Operating Expenses (after reimbursements
  and waivers)(5).........................................    1.34%    2.00%         1.05%             1.05%



--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a 1% contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is imposed in the event of a redemption within 24 months of purchase for both the Piper Fund and the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for the FAIF Fund would be 0.70% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A and Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees for the Piper Fund Class A shares would be 0.50% of average daily net assets.

(4) The investment adviser for the Piper Fund voluntarily reimbursed certain other expenses. Absent any reimbursements, other expenses as a percentage of average daily net assets would be 0.48% for the Piper Fund Class A shares and 0.36% for the Piper Fund Class B shares.

(5) Absent any fee waivers or expense reimbursements, total fund operating expenses as a percentage of average daily net assets would be 1.73% and 2.11%, respectively, for the Class A and Class B shares of the Piper Fund, and 1.13% for the Class A shares of the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                    Pro Forma
                                      Piper                        FAIF               FAIF
                                  Balanced Fund                Balanced Fund      Balanced Fund
                                  -------------                -------------      -------------
                          Class A              Class B            Class A            Class A
                          -------              -------            -------            -------
      1 year...........   $     53             $     60           $     55           $     55
      3 years..........   $     81             $     93           $     77           $     77
      5 years..........   $    110             $    128           $    100           $    100
      10 years.........   $    195             $    2001          $    167           $    167



--------------------
(1) Assumes that the Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.


          Piper Minnesota Tax-Exempt Fund/FAIF Minnesota Tax Free Fund
          ------------------------------------------------------------


                                                                                                              Pro Forma
                                                               Piper Minnesota       FAIF Minnesota        FAIF Minnesota
                                                               Tax-Exempt Fund        Tax Free Fund         Tax Free Fund
                                                               ---------------        -------------         -------------
                                                              Class A   Class Y     Class A    Class Y    Class A    Class Y
                                                              -------   -------     -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......................     2.00%   None         3.00%      None       3.00%      None
Maximum Sales Charge Imposed on Reinvested
  Dividends................................................     None    None         None       None       None       None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1)....................................     None    None         None       None       None       None
Redemption Fees ...........................................     None    None         None       None       None       None
Exchange Fees .............................................     None    None         None       None       None       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2)................     0.50%   0.50%        0.52%      0.52%      0.52%      0.52%
Rule 12b-1 Fees (after waivers)(3).........................     0.24%   None         0.25%      None       0.25%      None
Other Expenses ............................................     0.21%   0.21%        0.18%      0.18%      0.18%      0.18%
Total Fund Operating Expenses (after waivers)(4)...........     0.95%   0.71%        0.95%      0.70%      0.95%      0.70%



--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is equal to 0.50% for the Piper Fund and 1.00% for the FAIF Fund and is imposed in the event of a redemption within 12 months of purchase for the Piper Fund and 24 months of purchase for the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for Class A and Class Y shares of the FAIF Fund would be 0.70% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees as a percentage of average daily net assets would be 0.30% for the Piper Fund Class A shares.

(4) Absent any fee waivers, total fund operating expenses as a percentage of average daily net assets would be 1.01% for the Class A shares of the Piper Fund and 1.13% and 0.88%, respectively, for the Class A and Class Y shares of the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                         Pro Forma
                          Piper Minnesota                   FAIF Minnesota            FAIF Minnesota
                          Tax-Exempt Fund                    Tax Free Fund             Tax Free Fund
                          ---------------                    -------------             -------------
                      Class A          Class Y          Class A        Class Y       Class A     Class Y
                      -------          -------          -------        -------       -------     -------
     1 year.........  $     29         $      7         $    39        $     7       $    39     $     7
     3 years........  $     50         $     23         $    59        $    22       $    59     $    22
     5 years........  $     71         $     40         $    81        $    39       $    81     $    39
     10 years.......  $    134         $     88         $   143        $    87       $   143     $    87



                Piper National Tax-Exempt Fund/FAIF Tax Free Fund
                -------------------------------------------------


                                                                                     Pro Forma
                                                  Piper National      FAIF Tax        FAIF Tax
                                                  Tax-Exempt Fund     Free Fund      Free Fund
                                                  ---------------     ---------      ---------
                                                      Class A          Class A        Class A
                                                      -------          -------        -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)...............   2.00%            3.00%          3.00%
Maximum Sales Charge Imposed on Reinvested
  Dividends.........................................   None             None           None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1).............................   None             None           None
Redemption Fees ....................................   None             None           None
Exchange Fees ......................................   None             None           None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2).........   0.50%            0.63%          0.63%
Rule 12b-1 Fees (after waivers)(3)..................   0.24%            0.25%          0.25%
Other Expenses .....................................   0.37%            0.22%          0.22%
Total Fund Operating Expenses (after waivers)(4)....   1.11%            1.10%          1.10%



--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is equal to 0.50% for the Piper Fund and 1.00% for the FAIF Fund and is imposed in the event of a redemption within 12 months of purchase for the Piper Fund and 24 months of purchase for the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for the FAIF Fund would be 0.70% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees as a percentage of average daily net assets would be 0.30% for the Piper Fund.

(4) Absent any fee waivers, total fund operating expenses as a percentage of average daily net assets would be 1.17% for the Piper Fund and 1.17% for the FAIF Fund.


Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                  Pro Forma
                         Piper National           FAIF Tax        FAIF Tax
                         Tax-Exempt Fund          Free Fund       Free Fund
                         ---------------          ---------       ---------
                             Class A               Class A         Class A
                             -------               -------         -------

      1 year...........    $      31               $     41       $     41
      3 years..........    $      55               $     64       $     64
      5 years..........    $      80               $     89       $     89
      10 years.........    $     152               $    160       $    160


         Piper Intermediate Bond Fund/FAIF Intermediate Term Income Fund
         ---------------------------------------------------------------


                                                                                                           Pro Forma
                                                           Piper Intermediate    FAIF Intermediate      FAIF Intermediate
                                                                Bond Fund        Term Income Fund       Term Income Fund
                                                                ---------        ----------------       ----------------
                                                            Class A   Class Y    Class A   Class Y      Class A   Class Y
                                                            -------   -------    -------   -------      -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchase
  (as a percentage of offering price).....................    2.00%    None       3.75%     None         3.75%     None
Maximum Sales Charge Imposed on Reinvested
  Dividends...............................................    None     None       None      None         None      None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1)...................................    None     None       None      None         None      None
Redemption Fees ..........................................    None     None       None      None         None      None
Exchange Fees ............................................    None     None       None      None         None      None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2)...............    0.30%    0.30%      0.00%     0.48%        0.00%     0.48%
Rule 12b-1 Fees (after waivers)(3)........................    0.22%    None       0.00%     None         0.00%     None
Other Expenses ...........................................    0.33%    0.33%      0.22%     0.22%        0.22%     0.22%
Total Fund Operating Expenses (after waivers)(4)..........    0.85%    0.63%      0.70%     0.70%        0.70%     0.70%



--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is equal to 0.50% for the Piper Fund and 1.00% for the FAIF Fund and is imposed in the event of a redemption within 12 months of purchase for the Piper Fund and 24 months of purchase for the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for Class A and Class Y shares of the FAIF Fund would be 0.70% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for both the Piper Fund and the FAIF Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees as a percentage of average daily net assets would be 0.30% for the Piper Fund Class A shares and 0.25% for the FAIF Fund Class A shares.

(4) Absent any fee waivers, total fund operating expenses as a percentage of average daily net assets would be 0.93% for the Class A shares of the Piper Fund and 1.17% and 0.92%, respectively, for the Class A and Class Y shares of the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                          Pro Forma
                           Piper Intermediate              FAIF Intermediate           FAIF Intermediate
                                Bond Fund                  Term Income Fund            Term Income Fund
                                ---------                  ----------------            ----------------
                         Class A        Class Y         Class A        Class Y      Class A        Class Y
                         -------        -------         -------        -------      -------        -------
      1 year...........  $     29       $      6        $    44        $     7      $    44        $     7
      3 years..........  $     47       $     20        $    59        $    22      $    59        $    22
      5 years..........  $     66       $     35        $    75        $    39      $    75        $    39
      10 years.........  $    123       $     79        $   121        $    87      $   121        $    87




               Piper Government Income Fund/FAIF Fixed Income Fund
               ---------------------------------------------------


                                                                                      Pro Forma
                                                  Piper Government   FAIF Fixed      FAIF Fixed
                                                     Income Fund     Income Fund     Income Fund
                                                     -----------     -----------     -----------
                                                       Class A         Class A         Class A
                                                       -------         -------         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)................    2.00%          3.75%           3.75%
Maximum Sales Charge Imposed on Reinvested
  Dividends..........................................    None           None            None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1)..............................    None           None            None
Redemption Fees .....................................    None           None            None
Exchange Fees .......................................    None           None            None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2)..........    0.50%          0.52%           0.52%
Rule 12b-1 Fees (after waivers)(3)...................    0.34%          0.25%           0.25%
Other Expenses ......................................    0.35%          0.18%           0.18%
Total Fund Operating Expenses (after waivers)(4).....    1.19%          0.95%           0.95%



--------------------

(1) For Class A shares of both the Piper Fund and the FAIF Fund, a contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is equal to 0.50% for the Piper Fund and 1.00% for the FAIF Fund and is imposed in the event of a redemption within 12 months of purchase for the Piper Fund and 24 months of purchase for the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for the FAIF Fund would be 0.70% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees for the Piper Fund would be 0.50% of average daily net assets.

(4) Absent any fee waivers, total fund operating expenses as a percentage of average daily net assets would be 1.35% for the Piper Fund and 1.13% for the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                Pro Forma
                         Piper Government      FAIF Fixed       FAIF Fixed
                            Income Fund       Income Fund      Income Fund
                            -----------       -----------      -----------
                              Class A           Class A          Class A
                              -------           -------          -------

     1 year..........       $      32           $     47         $     47
     3 years.........       $      57           $     67         $     67
     5 years.........       $      84           $     88         $     88
     10 years........       $     161           $    143         $    143



                 Piper Adjustable Rate Mortgage Securities Fund/
                 FAIF Adjustable Rate Mortgage Securities Fund
                 ---------------------------------------------


                                                                                         Pro Forma
                                               Piper Adjustable  FAIF Adjustable      FAIF Adjustable
                                                 Rate Mortgage    Rate Mortgage        Rate Mortgage
                                                Securities Fund  Securities Fund      Securities Fund
                                                ---------------  ---------------      ---------------
                                                    Class A          Class A              Class A
                                                    -------          -------              -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)...............   2.00%          2.00%                2.00%
Maximum Sales Charge Imposed on Reinvested
  Dividends.........................................   None           None                 None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1).............................   None           None                 None
Redemption Fees ....................................   None           None                 None
Exchange Fees ......................................   None           None                 None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2).........   0.35%          0.40%                0.40%
Rule 12b-1 Fees (after waivers)(3)..................   0.15%          0.15%                0.15%
Other Expenses .....................................   0.31%          0.25%                0.25%
Total Fund Operating Expenses (after waivers)(4)....   0.81%          0.80%                0.80%



--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is equal to 0.50% for the Piper Fund and 1.00% for the FAIF Fund and is imposed in the event of a redemption within 12 months of purchase for the Piper Fund and 24 months of purchase for the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for the FAIF Fund would be 0.70% of average daily net assets.

(3) Rule 12b-1 fees for the FAIF Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees would be 0.25% of average daily net assets.

(4) Absent any fee waivers, total fund operating expenses for the FAIF Fund would be 1.20% of average daily net assets.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                  Pro Forma
                              Piper Adjustable          FAIF Adjustable        FAIF Adjustable
                                Rate Mortgage            Rate Mortgage          Rate Mortgage
                               Securities Fund          Securities Fund        Securities Fund
                               ---------------          ---------------        ---------------
                                   Class A                  Class A                Class A
                                   -------                  -------                -------
       1 year..............      $      28                  $     28               $     28
       3 years.............      $      45                  $     45               $     45
       5 years.............      $      64                  $     64               $     64
       10 years............      $     118                  $    117               $    117




           Piper Pacific-European Growth Fund/FAIF International Fund
           ----------------------------------------------------------


                                                                                                                    Pro Forma
                                                               Piper Pacific-                    FAIF                  FAIF
                                                            European Growth Fund          International Fund    International Fund
                                                            --------------------          ------------------    ------------------
                                                      Class A      Class B     Class Y    Class A    Class Y    Class A    Class Y
                                                      -------      -------     -------    -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)................  4.00%        None         None       4.50%      None       4.50%      None
Maximum Sales Charge Imposed on Reinvested
  Dividends..........................................  None         None         None       None       None       None       None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1)..............................  None         4.00%        None       None       None       None       None
Redemption Fees .....................................  None         None         None       None       None       None       None
Exchange Fees .......................................  None         None         None       None       None       None       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2)..........  0.75%        0.75%        0.75%      1.08%      1.08%      1.08%      1.08%
Rule 12b-1 Fees (after waivers)(3)...................  0.33%        1.00%        None       0.25%      None       0.25%      None
Other Expenses ......................................  0.64%        0.69%        0.64%      0.27%      0.27%      0.27%      0.27%
Total Fund Operating Expenses (after waivers)(4).....  1.72%        2.44%        1.39%      1.60%      1.35%      1.60%      1.35%



--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a 1% contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is imposed in the event of a redemption within 24 months of purchase for both the Piper Fund and the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for Class A and Class Y shares of the FAIF Fund would be 1.25% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A and Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees for the Piper Fund Class A shares would be 0.50% of average daily net assets.

(4) Absent any fee waivers, total fund operating expenses as a percentage of average daily net assets would be 1.89% for the Class A shares of the Piper Fund, and 1.77% and 1.52%, respectively, for the Class A and Class Y shares of the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                      Pro Forma
                             Piper Pacific-                     FAIF                     FAIF
                          European Growth Fund           International Fund       International Fund
                          --------------------           ------------------       ------------------
                     Class A   Class B     Class Y       Class A     Class Y      Class A     Class Y
                     -------   -------     -------       -------     -------      -------     -------
      1 year.......  $    57   $    65     $    14       $     61    $     14     $     61    $     14
      3 years......  $    92   $   106     $    44       $     93    $     43     $     93    $     43
      5 years......  $   130   $   150     $    76       $    128    $     74     $    128    $     74
      10 years.....  $   235   $   244(1)  $   167       $    226    $    162     $    226    $    162


--------------------
(1) Assumes that the Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.


          Piper Emerging Markets Growth Fund/FAIF Emerging Markets Fund
          -------------------------------------------------------------


                                                                                                        Pro Forma
                                                                Piper Emerging        FAIF Emerging    FAIF Emerging
                                                              Markets Growth Fund     Markets Fund     Markets Fund
                                                              -------------------     ------------     ------------
                                                              Class A    Class B        Class A           Class A
                                                              -------    -------        -------           -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).......................   4.00%       None            4.50%          4.50%
Maximum Sales Charge Imposed on Reinvested
  Dividends.................................................   None        None            None           None
Maximum Deferred Sales Charge (as a percentage of
  net asset value at purchase or redemption
  whichever is less)(1).....................................   None        4.00%           None           None
Redemption Fees ............................................   None        None            None           None
Exchange Fees ..............................................   None        None            None           None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees (after waivers)(2).................   1.00%       1.00%           0.70%          0.70%
Rule 12b-1 Fees (after waivers)(3)..........................   0.33%       1.00%           0.25%          0.25%
Other Expenses (after reimbursements)(4)....................   0.67%       0.64%           0.75%          0.75%
Total Fund Operating Expenses (after reimbursements
  and waivers)(5)...........................................   2.00%       2.64%           1.70%          1.70%


--------------------
(1) For Class A shares of both the Piper Fund and the FAIF Fund, a 1% contingent deferred sales charge ("CDSC") is imposed on purchases of a certain amount that were not subject to an initial sales charge. ($500,000 or more for the Piper Fund and $1 million or more for the FAIF Fund). Such CDSC is imposed in the event of a redemption within 24 months of purchase for both the Piper Fund and the FAIF Fund.

(2) Investment advisory fees for the FAIF Fund reflect voluntary fee waivers by the investment adviser. Absent voluntary waivers, investment advisory fees for the FAIF Fund would be 1.25% of average daily net assets.

(3) As a result of the payment of Rule 12b-1 fees, long-term shareholders of the Piper Fund's Class A and Class B shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Rule 12b-1 fees for the Piper Fund reflect voluntary waivers by the distributor. Absent voluntary waivers, Rule 12b-1 fees for the Piper Fund Class A shares would be 0.50% of average daily net assets.

(4) The investment adviser for the Piper Fund voluntarily reimbursed certain other expenses. Absent any reimbursements, other expenses as a percentage of average daily net assets would be 1.84% for the Piper Fund Class A shares and 1.39% for the Piper Fund Class B shares.

(5) Absent any fee waivers or expense reimbursements, total fund operating expenses as a percentage of average daily net assets would be 3.34% and 3.39%, respectively, for the Class A and Class B shares of the Piper Fund, and 2.25% for the Class A shares of the FAIF Fund.

Example:

            An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:


                                                                                     Pro Forma
                               Piper Emerging                 FAIF Emerging        FAIF Emerging
                             Markets Growth Fund              Markets Fund         Markets Fund
                             -------------------              -------------        -------------
                        Class A              Class B             Class A              Class A
                        -------              -------             -------              -------
      1 year..........  $     59             $     67            $     62             $     62
      3 years.........  $    100             $    112            $     96             $     96
      5 years.........  $    143             $    160            $    133             $    133
      10 years........  $    263             $    268(1)         $    237             $    237



-------------------

(1) Assumes that the Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.

                                                                    APPENDIX VII

         COMPARISON OF INTERIM ADVISORY AND SUB-ADVISORY AGREEMENTS AND
              FAIF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

            This Appendix summarizes and compares certain significant provisions of the Interim Advisory Agreements and the Interim Sub-Advisory Agreements against corresponding provisions of the FAIF Investment Advisory Agreement (the "FAIF Advisory Agreement") and the Sub-Advisory Agreement between U.S. Bank and Marvin & Palmer (the "FAIF Sub-Advisory Agreement"). Fees payable under the Agreements are set forth in Table III in the Combined Proxy Statement/Prospectus.

COMPARISON OF INTERIM ADVISORY AGREEMENTS AND FAIF ADVISORY AGREEMENT


            ADVISORY SERVICES. Pursuant to the Interim Advisory Agreements for PFI and PFI--II, the adviser agrees, subject to the supervision of the Board of Directors, to furnish the respective Piper Funds with investment advice and to supervise the management and investment programs of the respective Piper Funds. Under such Agreements, the adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Piper Funds. The adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Piper Funds. In addition, the adviser pays the salaries and fees of all officers and directors of PFI or PFI--II who are affiliated with the adviser.


            Pursuant to the Interim Advisory Agreement for PGF, the adviser supervises, directs and monitors the day-to-day operations of Pacific-European Growth Fund and Emerging Markets Growth Fund in accordance with each Fund's investment objective, policies and restrictions, as well as the implementation of investment programs formulated by the sub-adviser. Piper Capital reviews investment and allocation determinations of the sub-adviser. In addition, the sub-adviser must obtain the approval of the adviser prior to (a) any investment of the assets of Pacific-European Growth Fund in any country outside of the Pacific Basin or Europe and (b) any investment by the sub-adviser which would result in reallocation of in excess of 5% of such Fund's total assets. The adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for providing the foregoing services. In addition, the adviser pays the salaries and fees of all officers and directors of PGF who are affiliated with the adviser.

            Similarly, the FAIF Advisory Agreement provides that the adviser agrees to act as the investment adviser for, and to manage the investment of the assets of, the FAIF Funds. Under the FAIF Advisory Agreement the adviser is required, at its own expense, to provide the FAIF Funds with all necessary office space, personnel and facilities necessary and incident to the performance of the adviser's services under the Agreement. In addition, under the FAIF Advisory Agreement, the adviser is required to pay or be responsible for the payment of all compensation to personnel of the FAIF Funds and the officers and directors of the FAIF Funds who are affiliated with the adviser or any entity which controls, is controlled by or is under common control with the adviser.

            FEE AND EXPENSE LIMITATIONS. Each Agreement requires that if the expenses of any Fund exceed the expense limitations imposed under the securities regulations of a state, the adviser will reimburse the Fund. Under federal law, states may no longer impose expense limitations on mutual funds.

            STANDARD OF CARE. The Interim Advisory Agreement for PGF provides that the adviser shall be liable to Pacific-European Growth Fund and Emerging Markets Growth Fund for losses resulting from willful misconduct, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its duties under such Interim Advisory Agreement. The Interim Advisory Agreements for PFI and PFI--II do not contain any standard of care provisions.

            The FAIF Advisory Agreement provides that the adviser shall be liable to the Funds and their shareholders or former shareholders for any negligence or willful misconduct on the part of the adviser or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it under the FAIF Agreement, provided that the adviser shall not be liable for any investments made by the adviser in accordance with the explicit or implicit direction of the Board of Directors of FAIF or the investment objectives and policies of a Fund, and provided further that any liability of the adviser resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act. In addition, the adviser agrees in the FAIF agreement to indemnify FAIF and each Fund with respect to any loss, liability, judgment, cost or penalty which FAIF or any Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the FAIF Advisory Agreement by the adviser.

COMPARISON OF INTERIM SUB-ADVISORY AGREEMENTS AND FAIF SUB-ADVISORY AGREEMENTS

            SUB-ADVISORY SERVICES. Under each Interim Sub-Advisory Agreement, the sub-adviser is responsible for formulating and implementing a continuing program for the management of the respective Piper Fund's assets and resources and for directing the investment of such Fund's assets in accordance with applicable law and the investment objectives, policies and restrictions of the Fund. Under each Interim Sub-Advisory Agreement, the sub-adviser is responsible for selecting the brokers and dealers that will execute the purchases and sales of portfolio instruments for the respective Piper Fund. The Sub-Adviser is not required under the Interim Sub-Advisory Agreements to pay any expenses of PGF or the respective Piper Funds.


            Under the FAIF Sub-Advisory Agreements, the sub-adviser agrees to manage the assets of the International Fund and the Emerging Markets Growth Fund, subject to the investment objectives, policies and restrictions of such Funds. The adviser is required to communicate to the sub-adviser any changes or additions to or interpretations of such investment objectives, policies and restrictions made by the Board of Directors of FAIF. The allocation of portfolio transactions by the sub-adviser is subject to such policies and supervision as the Board of Directors or any committee thereof deems appropriate and any brokerage policy set forth in the then-current Registration Statement of FAIF. Under the FAIF Sub-Advisory Agreements, the sub-adviser is required, at its own expense, to provide all office space, personnel and facilities necessary and incident to the performance of its services under the Agreement, but is not required to pay for any other expenses of the adviser, International Fund, Emerging Markets Growth Fund or FAIF.



            STANDARD OF CARE. The Interim Sub-Advisory Agreements provide that EFM will not be liable for any error of judgment or mistake of law or for any loss suffered by Pacific-European Growth Fund or Emerging Markets Growth Fund or their shareholders in connection with the performance by EFM of its duties under an Interim Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under such Agreement.

            Under the FAIF Sub-Advisory Agreements, the sub-adviser agrees to indemnify International Fund, Emerging Markets Fund, FAIF and the adviser with respect to any loss, liability, judgment, cost or penalty which International Fund, Emerging Markets Fund, FAIF or the adviser may directly or indirectly suffer or incur in any way arising out of or in connection with any material breach of the applicable FAIF Sub-Advisory Agreement by the sub-adviser. The FAIF Sub-Advisory Agreements provide that the sub- adviser shall not be liable for any act or omission or for any loss sustained by the International Fund or the Emerging Markets Growth Fund in connection with the matters to which such Agreement relates, except a loss resulting from wilful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. The sub-adviser is not entitled to indemnity for any loss liability, judgment, cost or penalty resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under the FAIF Sub-Advisory Agreements.

                                                                   APPENDIX VIII

                      SHAREHOLDER TRANSACTIONS AND SERVICES

            This Appendix compares the shareholder transactions and services of the Piper Funds and the corresponding FAIF Funds. The following is qualified in its entirety by the more detailed information included in the prospectuses for the Piper Funds and the Existing FAIF Funds which are incorporated by reference in this Combined Proxy Statement/Prospectus and by the preliminary prospectuses for the Class A and Class B shares and for the Class Y shares of the New FAIF Funds, which are attached to this Combined Proxy Statement/Prospectus as Appendix IX and Appendix X, respectively.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

            PURCHASES OF PIPER FUND AND FAIF FUND CLASS A SHARES AND PIPER FUND CLASS B SHARES. Class A shares of both the Piper Funds and the FAIF Funds may be purchased at a public offering price equal to their net asset value per share plus a sales charge. Front-end sales charges for the Piper Funds are generally less than for the FAIF Funds. A comparison of front-end sales charges is set forth in the following tables.

                         Sales Charges for Equity Funds*

                                                          FAIF Funds                          Piper Funds
                                                        Sales Charge as                     Sales Charge as
                                                ------------------------------      ------------------------------
                                                     % of           % of Net             % of           % of Net
Size of Transaction at Offering Price           Offering Price     Asset Value      Offering Price     Asset Value
-------------------------------------           --------------     -----------      --------------     -----------
Less than $50,000.............................       4.50%            4.71%              4.00%            4.17%
$50,000 but less than $100,000................       4.00%            4.17%              4.00%            4.17%
$100,000 but less than $250,000...............       3.50%            3.63%              3.25%            3.36%
$250,000 but less than $500,000...............       2.75%            2.83%              2.50%            2.56%
$500,000 but less than $1,000,000**...........       2.00%            2.04%              0.00%            0.00%
$1,000,000 and over**.........................       0.00%            0.00%              0.00%            0.00%


--------------------
* FAIF Small Cap Growth Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, International Fund and Emerging Markets Fund;
     Piper Small Company Growth Fund, Emerging Growth Fund, Growth Fund, Growth and Income Fund, Balanced Fund, Pacific-European Growth Fund and Emerging Markets Growth Fund.
** No initial sales charge applies to purchases of Class A shares of $500,000 or more for the Piper Funds and $1,000,000 or more for the FAIF Funds. However, for both the Piper Funds and the FAIF Funds, a 1.00% contingent deferred sales charge will be imposed if those shares are redeemed within 24 months of purchase.

                     Sales Charges for Taxable Income Funds
           (other than FAIF Adjustable Rate Mortgage Securities Fund)*

                                                         FAIF Funds                          Piper Funds
                                                       Sales Charge as                     Sales Charge as
                                                -------------------------------     -------------------------------
                                                     % of            % of Net            % of            % of Net
Size of Transaction at Offering Price           Offering Price      Asset Value     Offering Price      Asset Value
-------------------------------------           --------------      -----------     --------------      -----------

Less than $50,000.............................       3.75%              3.90%            2.00%             2.04%
$50,000 but less than $100,000................       3.25%              3.36%            2.00%             2.04%
$100,000 but less than $250,000...............       2.75%              2.83%            1.25%             1.27%
$250,000 but less than $500,000...............       2.00%              2.04%            0.50%             0.50%
$500,000 but less than $1,000,000**...........       1.00%              1.01%            0.00%             0.00%
$1,000,000 and over**.........................       0.00%              0.00%            0.00%             0.00%



--------------------
* FAIF Intermediate Term Income Fund and Fixed Income Fund; Piper Intermediate Bond Fund, Government Income Fund and Adjustable Rate Mortgage Securities Fund.
** No initial sales charge applies to purchases of Class A shares of $500,000 or more for the Piper Funds and $1,000,000 or more for the FAIF Funds. However, for the FAIF Funds a 1.00% contingent deferred sales charge will be imposed if those shares are redeemed within 24 months of purchase, and for the Piper Funds a 0.50% contingent deferred sales charge will be imposed if those shares are redeemed within 12 months of purchase.


         Sales Charges for FAIF Adjustable Rate Mortgage Securities Fund

                                                  Sales Charge as            Sales Charge as
Size of Transaction at Offering Price           % of Offering Price       % of Net Asset Value
-------------------------------------           -------------------       --------------------
Less than $50,000.............................         2.00%                      2.04%
$50,000 but less than $100,000................         1.50%                      1.52%
$100,000 but less than $250,000...............         1.00%                      1.01%
$250,000 but less than $500,000...............         0.75%                      0.76%
$500,000 but less than $1,000,000.............         0.50%                      0.50%
$1,000,000 and over*..........................            0%                         0%


--------------------
* No initial sales charge applies to purchases of Class A shares of $1,000,000 or more. However, a 1.00% contingent deferred sales charge will be imposed if those shares are redeemed within 24 months of purchase.


                   Sales Charges for Tax-Exempt Income Funds*

                                                          FAIF Funds                          Piper Funds
                                                        Sales Charge as                     Sales Charge as
                                                -------------------------------      ------------------------------
                                                     % of            % of Net             % of           % of Net
Size of Transaction at Offering Price           Offering Price      Asset Value      Offering Price     Asset Value
-------------------------------------           --------------      -----------      --------------     -----------

Less than $50,000.............................       3.00%             3.09%             2.00%             2.04%
$50,000 but less than $100,000................       2.50%             2.56%             2.00%             2.04%
$100,000 but less than $250,000...............       2.00%             2.04%             1.25%             1.27%
$250,000 but less than $500,000...............       1.50%             1.52%             0.50%             0.50%
$500,000 but less than $1,000,000**...........       1.00%             1.01%             0.00%             0.00%
$1,000,000 and over**.........................       0.00%             0.00%             0.00%             0.00%



--------------------

* FAIF Minnesota Tax Free Fund and Tax Free Fund; Piper Minnesota Tax-Exempt Fund and National Tax-Exempt Fund.
** No initial sales charge applies to purchases of Class A shares of $500,000 or more for the Piper Funds and $1,000,000 or more for the FAIF Funds. However, for the FAIF Funds a 1.00% contingent deferred sales charge will be imposed if those shares are redeemed within 24 months of purchase, and for the Piper Funds a 0.50% contingent deferred sales charge will be imposed if those shares are redeemed within 12 months of purchase.

            Class B shares of the Piper Funds may be purchased at net asset value without an initial sales charge. Investors generally are subject to a contingent deferred sales charge ("CDSC") if they sell their shares during the calendar year in which they were purchased or in any of the following five full calendar years. Such CDSC is based on the lesser of the net asset value of such shares at the time of purchase or at the time of redemption, according to the following schedule :

If Redeemed During                                             CDSC
------------------                                             ----

Calendar year of purchase....................................   4%
First calendar year after purchase...........................   4%
Second calendar year after purchase..........................   3%
Third calendar year after purchase...........................   2%
Fourth calendar year after purchase..........................   2%
Fifth calendar year after purchase...........................   1%

The CDSC does not apply to shares acquired by reinvesting dividend or capital gain distributions. Class B shares automatically convert to Class A shares on January 1 of the sixth calendar year following the year in which shares are purchased.

            The minimum initial investment for Piper Funds Class A and Class B shares generally is $250, with no minimum for subsequent purchases. The minimum initial investment for FAIF Funds Class A shares generally is $1,000, with a minimum of $100 for subsequent purchases.


            Class A and Class B Piper Fund shares may be purchased directly from the Piper Funds' distributor or through a broker-dealer which has established a dealer agreement with the distributor. Such purchases may be made by contacting an investment executive of the Piper Funds' distributor or such other authorized broker-dealer. Class A FAIF Fund shares may be purchased through a financial institution which has a sales agreement with the Funds' distributor, by mail directly through the Funds' transfer agent, or by wire.


            Both the FAIF Funds and the Piper Funds have automatic investment programs which allow shareholders to make regular purchases of shares through automatic deduction from their bank accounts or a related money market fund.

            PURCHASES AT REDUCED OR NO SALES CHARGE. For the Class A shares of the Piper Funds and the FAIF Funds, various persons, entities and groups may qualify for reduced sales charges, or for purchases at net asset value without a sales charge. Ways in which the sales charge may be reduced or waived are set forth in the prospectuses for the Existing FAIF Funds and the Piper Funds incorporated herein by reference and in the preliminary prospectus for the Class A and Class B shares of the New FAIF Funds attached as Appendix IX to this combined Proxy Statement/Prospectus.

            PURCHASES OF PIPER FUND AND FAIF FUND CLASS Y SHARES. The Class Y shares of the Piper Funds and the FAIF Funds are offered at net asset value without any initial or contingent deferred sales charges. Class Y shares of the Piper Funds are available to investors making an initial investment of $1 million or more. Class Y shares of the FAIF Funds are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Such shares may be purchased by wire, or the Fund may accept securities in exchange for Fund shares.

            EXCHANGES. Shares of a Piper Fund may be exchanged for shares of the same class of the other Piper Funds or of other open-end funds in the Piper family of funds. Similarly, shares of a FAIF Fund may be exchanged for shares of the same class of the other FAIF Funds or of other funds in the First American family.

            REDEMPTIONS. An investor may sell shares of the Piper Funds by calling his or her broker. Class A shares of the FAIF Funds may be redeemed by written request or by telephone. In addition, Class A and Class B Piper Fund shareholders with an account balance of at least $5,000, Class Y Piper Fund shareholders maintaining a minimum account balance of $1 million, and Class A FAIF Fund shareholders with an account balance of at least $5,000 may elect to participate in a systematic withdrawal program under which shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Payments for redeemed Class Y shares of the FAIF Funds can be made only by wire transfer.

DIVIDENDS AND DISTRIBUTIONS.


            There are differences in the dividend policies of the Piper Funds and the FAIF Funds. For Piper Minnesota Tax-Exempt Fund, National Tax-Exempt Fund, Intermediate Bond Fund, Government Income Fund and Adjustable Rate Mortgage Securities Fund, net income dividends are declared daily and paid monthly, whereas for the corresponding FAIF Funds they are declared and paid monthly. For Piper Growth and Income Fund and Balanced Fund, net income dividends are declared and paid quarterly, whereas they are declared and paid monthly for the corresponding FAIF Funds. For Piper Small Company Growth Fund, Emerging Growth Fund and Growth Fund, net income dividends are declared and paid annually, whereas they are declared and paid monthly for the FAIF Large Cap Growth Fund and Mid Cap Growth Fund and quarterly for the FAIF Small Cap Growth Fund. For Piper Pacific-European Growth Fund and Emerging Markets Growth Fund, and for the corresponding FAIF Funds, net investment income dividends are declared and paid annually. For all Piper Funds and FAIF Funds, distributions of any net realized long-term capital gains are made at least once annually.

                                                                     Appendix IX


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION AND AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



                 , 1998



CLASS A AND CLASS B SHARES


Mid Cap
Growth Fund

Emerging
Markets Fund

Adjustable Rate
Mortgage Securities Fund

Tax Free Fund

Minnesota
Tax Free Fund




FIRST AMERICAN
        INVESTMENT FUNDS, INC.

PROSPECTUS


                   Subject to Completion --       , 1998




[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

TABLE OF CONTENTS


Summary                                      2
 ...............................................
Fees and Expenses                            5
 ...............................................
The Funds                                    8
 ...............................................
Investment Objectives and Policies           8
 ...............................................
Management                                  15
 ...............................................
Distributor                                 20
 ...............................................
Investing in the Funds                      21
 ...............................................
Redeeming Shares                            29
 ...............................................
Determining the Price of Shares             31
 ...............................................
Income Taxes                                32
 ...............................................
Tax-Exempt vs. Taxable Income               35
 ...............................................
Fund Shares                                 35
 ...............................................
Calculation of Performance Data             36
 ...............................................
Special Investment Methods                  37
 ...............................................
Information Concerning Compensation Paid
to U.S. Bank National Association and Other
Affiliates                                  49
 ...............................................

FIRST AMERICAN INVESTMENT FUNDS, INC.


    CLASS A AND CLASS B

    SHARES PROSPECTUS

    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A Shares of the following funds (the "Funds"):


    * MID CAP GROWTH FUND


    * EMERGING MARKETS FUND


    * ADJUSTABLE RATE MORTGAGE
         SECURITIES FUND


    * TAX FREE FUND


    * MINNESOTA TAX FREE FUND


    This Prospectus also relates to the Class B Shares of Mid Cap Growth Fund and Emerging Markets Fund.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

    A Statement of Additional Information dated    , 1998 for the Funds has been
    filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The date of this Prospectus is         , 1998.

    SUMMARY

    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A Shares of the following funds (the "Funds"). It also relates to the Class B Shares of Mid Cap Growth Fund and Emerging Markets Fund.


    MID CAP GROWTH FUND has an objective of growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies (those with market capitalizations from $1 billion to $5 billion at the time of purchase) that, in the Fund's advisor's opinion, exhibit outstanding potential for superior growth based on a combination of factors such as above average growth in revenue and earnings, strong management and sound and improving financial condition.

    EMERGING MARKETS FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in emerging markets.

    ADJUSTABLE RATE MORTGAGE SECURITIES FUND has an objective of providing current income while attempting to provide a high degree of principal stability. Under normal market conditions, the Fund will invest at least 65% of its total assets in mortgage-related securities having adjustable interest rates which reset at periodic intervals.

    TAX FREE FUND has an objective of providing maximum current income which is exempt from federal taxation to the extent consistent with prudent investment risk. Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations, the interest on which is, exempt from federal income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 15 to 25 years.

    MINNESOTA TAX FREE FUND has an objective of providing maximum current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Minnesota income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal or the Minnesota alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 15 to 25 years.

    INVESTMENT ADVISOR. U.S. Bank National Association (the "Advisor" or "U.S. Bank") serves as investment advisor to each of the Funds through its First American Asset Management group. Marvin & Palmer Associates, Inc. (the "Sub-Advisor") serves as sub-advisor to Emerging Markets Fund. See "Management."

    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

    OFFERING PRICES. Class A Shares of the Funds are sold at net asset value plus a maximum sales charge of 4.50%, in the case of Mid Cap Growth Fund and Emerging Markets Fund; 3.00%, in the case of Tax Free Fund and Minnesota Tax Free Fund; and 2.00% in the case of Adjustable Rate Mortgage Securities Fund. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares within 24 months following such purchases will be subject to a contingent deferred sales charge of up to 1.00%.

    Class A Shares of the Funds otherwise are redeemed at net asset value without any additional charge. Class A Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Funds -- Class A Share Price and Sales Charge."

    Class B Shares of Mid Cap Growth Fund and Emerging Markets Fund are sold at net asset value without an initial sales charge. Class B Shares of such Funds are subject to Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate totaling 1.00% of the average daily net assets of that class. If Class B Shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge declining from 5.00% in the first year to zero after six years. Class B Shares automatically convert into Class A Shares approximately eight years after purchase. See "Investing in the Funds -- Alternative Sales Charge Options."

    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."

    EXCHANGES. Shares of any Fund may be exchanged for the same class of shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Investing in the Funds -- Exchange Privilege."

    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, less any applicable contingent deferred sales charge. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."

    RISKS TO CONSIDER. Mid Cap Growth Fund and Emerging Markets Fund are subject to the risk of generally adverse equity markets. Investors also should recognize that market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Because Mid Cap Growth Fund and Emerging Markets Fund are actively managed, their performance will reflect in part the ability of the Advisor or Sub-Advisor to select securities which are suited to achieving their investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally. In addition, (i) Mid Cap Growth Fund and Emerging Markets Fund are subject to risks associated with investing in mid- and small-capitalization companies; (ii) Emerging Markets Fund is subject to the risks associated with investing in foreign securities and to currency risk; (iii) Mid Cap Growth Fund may invest specified portions of its assets in securities of foreign issuers which are listed on a United States stock exchange or represented by American Depositary Receipts; (iv) Emerging Markets Fund is subject to the risks associated with investing in securities issued by issuers in emerging market countries; and (v) certain Funds may invest (but not for speculative purposes) in stock index futures contracts, options on stock indices and options on stock index futures.

    Adjustable Rate Mortgage Securities Fund, Tax Free Fund and Minnesota Tax Free Fund are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities or mortgage-related securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities or mortgage-related securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate). Adjustable Rate Mortgage Securities Fund endeavors to limit interest rate risk and prepayment risk by investing primarily in mortgage-related securities which have adjustable interest rates. Adjustable Rate Mortgage Securities Fund is also subject to extension risk. That is, rising interest rates could cause homeowners to prepay their mortgages more slowly than expected, and in effect convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

    In addition, the value of municipal obligations held by Tax Free Fund and Minnesota Tax Free Fund may be adversely affected by local political and economic conditions and developments in the states and political subdivisions which issue the obligations. Investors should note in this regard that Minnesota Tax Free Fund invests principally in municipal obligations of issuers located only in Minnesota. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

    FEES AND EXPENSES

    ----------------------------------------------------------------------------
    CLASS A SHARE FEES AND EXPENSES

                                                                            ADJUSTABLE RATE
                                                   MID CAP        EMERGING         MORTGAGE                       MINNESOTA
                                                    GROWTH         MARKETS       SECURITIES        TAX FREE        TAX FREE
                                                      FUND            FUND             FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum sales load imposed on purchases
 (as a percentage of offering price)(1)               4.50%           4.50%            2.00%           3.00%           3.00%
 Maximum sales load imposed on reinvested
 dividends                                            None            None             None            None            None
 Deferred sales load                                  None            None             None            None            None
 Redemption fees                                      None            None             None            None            None
 Exchange fees                                        None            None             None            None            None
-------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary
 fee waivers)(2)                                      0.70%           0.70%            0.40%           0.63%           0.52%
 Rule 12b-1 fees
 (after voluntary fee waivers)(2)                     0.25%(3)        0.25%(3)         0.15%(3)        0.25%(3)        0.25%(3)
 Other expenses                                       0.17%           0.75%            0.25%           0.22%           0.18%
 Total fund operating expenses
 (after voluntary fee waivers)(2)                     1.12%           1.70%            0.80%           1.10%           0.95%
-------------------------------------------------------------------------------------------------------------------------------
 EXAMPLE(3)
 You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all funds; (ii) a 5% annual return; and
 (iii) redemption at the end of each time period:
  1 year                                             $  56           $  62            $  28           $  41           $  39
  3 years                                            $  79           $  96            $  45           $  64           $  59


(1) THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THAT THE MAXIMUM SALES CHARGE BE REFLECTED IN THE ABOVE TABLE. HOWEVER, CERTAIN INVESTORS MAY QUALIFY FOR REDUCED SALES CHARGES. PURCHASES OF $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE, BUT THE DISTRIBUTOR AND CERTAIN SECURITIES FIRMS, FINANCIAL INSTITUTIONS (INCLUDING, WITHOUT LIMITATION, BANKS) AND OTHER INDUSTRY PROFESSIONALS MAY RECEIVE A COMMISSION OF UP TO 1.00% ON SUCH SALES. IN ADDITION, A CONTINGENT DEFERRED SALES CHARGE OF UP TO 1.00% MAY BE IMPOSED ON SUCH PURCHASES IN THE EVENT OF REDEMPTION WITHIN 24 MONTHS FOLLOWING THE DATE OF THE APPLICABLE PURCHASE. SEE "INVESTING IN THE FUNDS -- CLASS A SHARE PRICE AND SALES CHARGE."

(2) THE ADVISOR INTENDS TO WAIVE A PORTION OF ITS FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. THE ADVISOR INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. NOTWITHSTANDING THE FOREGOING, THE ADVISOR WILL MAINTAIN SUCH WAIVERS FOR THE FUNDS AT LEAST THROUGH JULY 31, 2000 SO THAT THE TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.23% FOR MID CAP GROWTH FUND, 2.00% FOR EMERGING MARKETS FUND, 0.81% FOR ADJUSTABLE RATE MORTGAGE SECURITIES FUND, 1.11% FOR TAX FREE FUND AND 0.95% FOR MINNESOTA TAX FREE FUND. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR EACH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70%, EXCEPT, IN THE CASE OF EMERGING MARKETS FUND, 1.25%; RULE 12b-1 FEES CALCULATED ON SUCH BASIS WOULD BE 0.25%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 1.12% FOR MID CAP GROWTH FUND, 2.25% FOR EMERGING MARKETS FUND, 1.20% FOR ADJUSTABLE RATE MORTGAGE SECURITIES FUND, 1.17% FOR TAX FREE FUND AND 1.13% FOR MINNESOTA TAX FREE FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE.

(3) ALL OF THIS AMOUNT IS DESIGNATED AS A SHAREHOLDER SERVICING FEE AND NONE AS A DISTRIBUTION FEE.

(4) ABSENT THE FEE WAIVERS REFERRED TO IN (2) ABOVE, THE DOLLAR AMOUNTS FOR THE 1 AND 3-YEAR PERIODS WOULD BE AS FOLLOWS: MID CAP GROWTH FUND, $56 AND $79; EMERGING MARKETS FUND, $67 AND $112; ADJUSTABLE RATE MORTGAGE SECURITIES FUND, $32 AND $57; TAX FREE FUND, $42 AND $66; AND MINNESOTA TAX FREE FUND, $41 AND $65.

    FEES AND EXPENSES

    ----------------------------------------------------------------------------
    CLASS B SHARE FEES AND EXPENSES

                                                                   MID CAP            EMERGING
                                                                    GROWTH             MARKETS
                                                                      FUND                FUND
-----------------------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases (as a
 percentage of offering price)(1)                                     None                None
 Maximum sales load imposed on reinvested dividends                   None                None
 Deferred sales load                                                  5.00%               5.00%
 Redemption fees                                                      None                None
 Exchange fees                                                        None                None
-----------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary fee waivers)(1)            0.70%               0.70%
 Rule 12b-1 fees(2)                                                   1.00%               1.00%
 Other expenses                                                       0.17%               0.75%
 Total fund operating expenses
 (after voluntary fee waivers)(1)                                     1.87%               2.45%
-----------------------------------------------------------------------------------------------
 EXAMPLE(3)
 You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all funds; (ii) a 5% annual return; and
 (iii) redemption at the end of each time period:
  1 year                                                             $  69               $  75
  3 years                                                            $  99               $ 116
-----------------------------------------------------------------------------------------------
 ASSUMING NO REDEMPTION(4)
 You would pay the following exepnses on the same investment, assuming no redemption:
  1 year                                                             $  19               $  25
  3 years                                                            $  59               $  76
-----------------------------------------------------------------------------------------------

(1) THE ADVISOR INTENDS TO WAIVE A PORTION OF ITS FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. THE ADVISOR INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR MID CAP GROWTH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70%, AND FOR EMERGING MARKETS FUND, 1.25%; AND TOTAL FUND OPERATING EXPENSE CALCULATED ON SUCH BASIS WOULD BE 1.87% FOR MID CAP GROWTH FUND AND 3.00% FOR EMERGING MARKETS FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE.
(2) OF THIS AMOUNT, 0.25% IS DESIGNATED AS A SHAREHOLDER SERVICING FEE AND 0.75% AS A DISTRIBUTION FEE.
(3) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1 AND 3-YEAR PERIODS WOULD BE AS FOLLOWS: MID CAP GROWTH FUND, $69 AND $99; AND EMERGING MARKETS FUND, $80 AND $133.
(4) ABSENT THE FEE WAIVER REFERRED TO IN (1) ABOVE (ASSUMING NO REDEMPTION), THE DOLLAR AMOUNTS FOR THE 1 AND 3-YEAR PERIODS WOULD BE AS FOLLOWS: MID CAP GROWTH FUND, $19 AND $59; AND EMERGING MARKETS FUND, $30 AND $93.

    ----------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    THE FUNDS


    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through several separate classes which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

    This Prospectus relates to the Class A Shares of the Funds named on the cover hereof. In addition, this Prospectus also relates to the Class B Shares of Mid Cap Growth Fund and Emerging Markets Fund. Information regarding the Class Y Shares of these Funds and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.


    INVESTMENT OBJECTIVES AND POLICIES

    This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds (except Minnesota Tax Free Fund) is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). Minnesota Tax Free Fund is a nondiversified investment company under the 1940 Act.

    If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. Similarly, if a Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalizations after the Fund purchases their shares will not be deemed to violate the limitation. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

    When the term "equity securities" is used in this Prospectus, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.

    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

    ----------------------------------------------------------------------------
    MID CAP GROWTH FUND

    OBJECTIVE. Mid Cap Growth Fund has an objective of growth of capital.

    INVESTMENT POLICIES. Under normal market conditions, Mid Cap Growth Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies that, in the Advisor's opinion, exhibit outstanding potential for superior growth based on a combination of factors such as above average growth in revenue and earnings, strong management and sound and improving financial condition. For these purposes, mid-capitalization growth companies are deemed those with market capitalizations from $1 billion to $5 billion at the time of purchase.

    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion or more than $5 billion and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income
    Securities."

    Subject to the limitation stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    ----------------------------------------------------------------------------
    EMERGING MARKETS FUND

    OBJECTIVE. Emerging Markets Fund has an objective of long-term growth of capital.

    INVESTMENT POLICIES. Under normal market conditions, Emerging Markets Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in emerging markets. A country will be considered to have an "emerging market" if it has relatively low gross national product per capita compared to the world's major economies and the potential for rapid economic growth. Countries with emerging markets include those that have an emerging stock market (as defined by the International Finance Corporation), those with low- to middle income economies (according to the World Bank), and those listed in World Bank publications as "developing."

    The securities in which the Fund invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts and European Depositary Receipts. The Fund may also hold securities of other investment companies (which investments are also subject to the advisory fee) and depositary or custodial receipts representing beneficial interests in any of the foregoing securities. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least six foreign countries although it may invest all of its assets in a single country. At the present time, the Fund has no intention of investing all of its assets in a single country.

    In investing the Fund's assets, the Sub-Advisor expects to place primary emphasis on country selection, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected.

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 50% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) engage in foreign currency transactions; (vii) in order to attempt to reduce risk, purchase put and call options on foreign currencies;
    (viii) write covered call options on foreign currencies owned by the Fund; and (ix) enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing purchase transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    ----------------------------------------------------------------------------
    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

    OBJECTIVE. Adjustable Rate Mortgage Securities Fund has an objective of providing current income while attempting to provide a high degree of principal stability.

    INVESTMENT POLICIES. Under normal market conditions, Adjustable Rate Mortgage Securities Fund will invest at least 65% of its total assets in mortgage-related securities having adjustable interest rates which reset at periodic intervals ("adjustable rate mortgage securities" or "ARMS"). ARM securities have interest rates which reset periodically in response to changes in the current interest rate environment. ARM securities include pass-through securities and floating rate collateralized mortgage obligations.

    The Fund may invest up to 35% of its total assets in mortgage-related securities other than ARMS, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities private pass-through securities, asset backed securities and fixed income securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts, (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; (v) purchase interest rate caps and floors; (vi) in order to attempt to reduce risk, invest in Eurodollar instruments; and (vii) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    At least 65% of the Fund's total assets must be U.S. government securities, securities with a minimum rating of A by Standard & Poor's and by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or unrated securities of comparable quality as determined by the Advisor. The Fund may not invest in securities rated lower than A by Standard & Poor's or Moody's. If a security's rating falls below an A, the Fund will sell the security as promptly as possible.

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    ----------------------------------------------------------------------------
    TAX FREE FUND

    OBJECTIVE. Tax Free Fund has an objective of providing maximum current income which is exempt from federal income tax to the extent consistent with prudent investment risk.

    INVESTMENT POLICIES. Under normal market conditions, Tax Free Fund invests at least 80% of its net assets in municipal bonds and other municipal obligations, the interest on which is exempt from federal income tax. No more than 20% of the securities owned by the Fund will generate income that is subject to federal alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which the Fund may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

    Under normal market conditions, the weighted average maturity of the securities held by Tax Free Fund will range from 15 to 25 years.

    Tax Free Fund may purchase (i) municipal bonds which are rated no lower than BBB by Standard & Poor's and Baa by Moody's, (ii) state and municipal notes which are rated SP-1 by Standard & Poor's or MIG-1/VMIG-1 by Moody's, and
    (iii) commercial paper which is rated A-1 by Standard & Poor's or Prime-1 by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor.

    While the assets of the Fund ordinarily will be invested in municipal obligations, on occasion the Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, the Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, the Fund may have more than 20% of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."

    The Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months including, but not limited to, tax free money market funds advised by the Advisor. Investments of these types are also subject to the advisory fee. Income from these investments is normally exempt from federal income tax. Where the income from these investments is exempt from federal income tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

    The Fund also may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. In addition, the Fund may invest up to 10% of its total assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    ----------------------------------------------------------------------------
    MINNESOTA TAX FREE FUND

    OBJECTIVE. Minnesota Tax Free Fund has an objective of providing maximum current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

    INVESTMENT POLICIES. Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its net assets in municipal bonds and other municipal obligations of the State of Minnesota, the interest on which is exempt from federal income tax and the Minnesota state income tax. No more than 20% of the securities owned by this Fund will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax and for the purpose of the Minnesota alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules or under the Minnesota alternative minimum tax rules, will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which the Fund may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

    Under normal market conditions, the weighted average maturity of the securities held by the Fund will range from 15 to 25 years.

    Minnesota Tax Free Fund may purchase (i) municipal bonds which are rated no lower than BBB by Standard & Poor's and Baa by Moody's, (ii) state and municipal notes which are rated SP-1 by Standard & Poor's or MIG-1/VMIG-1 by Moody's, and (iii) commercial paper which is rated A-1 by Standard and Poor's or Prime-1 by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor.

    While the assets of the Fund ordinarily will be invested in municipal obligations, on occasion the Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, the Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, the Fund may have more than 20% (and up to 100%) of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."

    The Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months including, but not limited to, tax free money market funds advised by the Advisor. Investments of these types are also subject to the advisory fee. Income from these investments is normally exempt from federal income tax but may not be exempt from the applicable state tax. Where the income from these investments is exempt from both federal income tax and the applicable state tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

    The Fund also may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; and (vi) invest up to 10% of its total assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    ----------------------------------------------------------------------------
    RISKS TO CONSIDER

    An investment in the Funds involves certain risks in addition to those noted above with respect to particular Funds. These include the following:

    EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Mid Cap Growth Fund and Emerging Markets Fund are subject to the risks of generally adverse equity markets.

    SMALL CAPITALIZATION COMPANIES. Emerging Markets Fund and Mid Cap Growth Fund are permitted to invest in equity securities of companies with small market capitalizations. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that the Funds invest in small capitalization companies, they are subject to this risk of greater volatility.

    ACTIVE MANAGEMENT. Mid Cap Growth Fund and Emerging Markets Fund are actively managed by the Advisor, or in the case of Emerging Markets Fund, the Sub-Advisor. The performance of these Funds will reflect in part the ability of the Advisor or Sub-Advisor to select equity securities which are suited to achieving the Funds' investment objectives. Due to their active management, these Funds could under perform other mutual funds with similar investment objectives or the market generally.

    FOREIGN SECURITIES. Emerging Markets Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. In addition, Emerging Markets Fund is subject to additional risks associated with investing in securities issued by issuers in emerging market countries. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing, the Funds may be subject to greater volatility than most mutual funds which invest principally in domestic securities.

    INTEREST RATE RISK. Tax Free Fund and Minnesota Tax Free Fund emphasize investments in fixed income securities. Investments in fixed income securities give rise to interest rate risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because such Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in these Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline. In addition to the extent that Adjustable Rate Mortgage Securities Fund invests in fixed rate mortgage-based securities, and to the extent that market interest rates change between the dates upon which the interest rates borne by the adjustable-rate securities held by this Fund adjust, this Fund is also exposed to interest rate risk.

    In general, the value of fixed-rate debt securities with longer maturities are more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities. Investors should note in this regard that Tax Free Fund and Minnesota Tax Free Fund invest in securities with longer weighted average maturities than First American's Intermediate Tax Free Fund and Minnesota Insured Intermediate Tax Free Fund.

    Although the Advisor may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."

    CREDIT RISK. Credit risk is the risk that the issuer of a debt security or mortgage-related security will fail to make payments on the security when due. Because Adjustable Rate Mortgage Securities Fund, Tax Free Fund and Minnesota Tax Free Fund invest in debt securities or mortgage-related securities, they are subject to credit risk.

    As described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations," the revenue bonds and municipal lease obligations in which Tax Free Fund and Minnesota Tax Free Fund invest may entail greater credit risk than the general obligation bonds in which they invest. This is the case because revenue bonds and municipal lease obligations generally are not backed by the faith, credit or general taxing power of the issuing governmental entity. In addition, as described under that section, municipal lease obligations also may be subject to nonappropriation risk, which is a type of nonpayment risk. Investors also should note that even general obligation bonds of the states and their political subdivisions are not free from the risk of default.

    The ratings and certain other requirements which apply to these Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by these Funds. Nevertheless, shareholders in such Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that Tax Free Fund and Minnesota Tax Free Fund can invest in municipal obligations rated as low as BBB by Standard & Poor's or Baa by Moody's, that Adjustable Rate Mortgage Securities Fund can invest in mortgage-related and other securities rated as low as A by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Although these rating categories are investment grade, obligations and securities with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations and securities rated in the higher investment grade categories.

    CALL RISK. Many municipal bonds and mortgage-related securities may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for an issuer to call its bonds or mortgage-related securities if they can be refinanced through the issuance of new bonds or mortgage-related securities which bear a lower interest rate than that of the called bonds or mortgage-related securities. Call risk is the risk that bonds or mortgage-related securities will be called during a period of declining market interest rates so that such refinancings may take place.

    If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that these Funds invest in callable bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds.

    MORTGAGE-BACKED SECURITIES. Because residential mortgage loans generally can be prepaid in whole or in part by the borrowers at any time without any prepayment penalty, the holder of a mortgage-backed security which represents an interest in a pool of such mortgage loans is subject to a form of call risk which is generally called "prepayment risk." In addition, it is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument; the magnitude of such effects may be greater in some cases; and the return on certain types of mortgage-backed securities, such as interest-only, principal-only and inverse floating rate mortgage-backed securities, are particularly sensitive to changes in interest rates and in the rate at which the mortgage loans underlying the securities are prepaid by borrowers. For these reasons, Adjustable Rate Mortgage Securities Fund's investments in mortgage-backed securities may involve greater risks than investments in governmental or corporate bonds. For further information, see "Special Investment Methods -- Mortgage-Backed Securities."

    POLITICAL AND ECONOMIC CONDITIONS. The value of municipal obligations owned by Tax Free Fund or Minnesota Tax Free Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of certain municipal obligations may also be adversely affected by the enactment of changes to certain federal or state income tax laws, including, but not limited to, income tax rate reductions or the imposition of a flat tax.

    Tax Free Fund cannot invest 25% or more of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). See "Special Investment Methods -- Investment Restrictions." Minnesota Tax Free Fund will invest primarily in municipal obligations issued by the State of Minnesota and its political subdivisions. For this reason, the municipal obligations held by this Fund will be particularly affected by local conditions in the State of Minnesota. A more detailed description of the factors affecting Minnesota issuers of municipal obligations is set forth in the Statement of Additional Information.

    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


    MANAGEMENT

    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FAIF.

    ----------------------------------------------------------------------------
    INVESTMENT ADVISOR

    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its First American Asset Management group. The Advisor has acted as an investment advisor to FAIF since its inception in 1987 and has acted as investment advisor to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.

    Each of the Funds, other than Emerging Markets Fund, has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. Emerging Markets Fund pays the Advisor a monthly fee calculated on the same basis equal to 1.25% of its average daily net assets, out of which the Advisor pays the Sub-Advisor's fee. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except as discussed under "Fees and Expenses -- Class A Share Fees and Expenses." The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.

    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that the Advisor is not prohibited from performing the investment advisory services described above, and that certain broker-dealers affiliated with the Advisor, are not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor and certain affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

    ----------------------------------------------------------------------------
    SUB-ADVISOR TO EMERGING MARKETS FUND

    Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is Sub-Advisor to Emerging Markets Fund under an agreement with the Advisor (the "Sub-Advisory Agreement"). The Sub-Advisor is responsible for the investment and reinvestment of Emerging Markets Fund's assets and the placement of brokerage transactions in connection therewith. For its services under the Sub-Advisory Agreement, the Sub-Advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Markets Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.

    The Sub-Advisor, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the Sub-Advisor is owned by Mr. Marvin, Mr. Palmer and 24 other holders. The Sub-Advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, the Sub-Advisor managed a total of $4.6 billion in investments for 53 institutional investors.

    ----------------------------------------------------------------------------
    PORTFOLIO MANAGERS

    Mid Cap Growth Fund is managed by a committee comprised of Ms. Shrewsbury, Mr. Benson, Ms. Halbe, Ms. Hoyme, Mr. McSweeney and Ms. Thompson, whose backgrounds are set forth below. Adjustable Rate Mortgage Securities Fund is managed by a committee comprised of Mr. McGlinch, Ms. Kung and Mr. Green, whose backgrounds are also set forth below. The remaining Funds are managed or co-managed as indicated below.

    SANDRA SHREWSBURY is a member of the committee which manages Mid Cap Growth Fund. Ms.

    Shrewsbury has over 11 years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Shrewsbury served as a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Ms. Shrewsbury received her bachelor's degree in mathematics and education from Nebraska Wesleyan University and a master's degree from Iowa State University. Ms. Shrewsbury is a Chartered Financial Analyst.

    ADAM BENSON is a member of the committee which manages Mid Cap Growth Fund. Mr. Benson has over 4 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. Benson served as an assistant vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Mr. Benson received his bachelor's degree in economics from Luther College and master's degree in finance from the University of Minnesota.

    JOYCE HALBE is a member of the committee which manages Mid Cap Growth Fund. Ms. Halbe has over 13 years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Halbe served, from 1996 to 1998, as a senior vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Prior to 1996, Ms. Halbe served as a vice president, analyst and portfolio manager for the Advisor. Ms. Halbe received her bachelor's degree, master's degree and master's degree in business administration from the University of Wisconsin. Ms. Halbe is a Chartered Financial Analyst.

    MARY HOYME is a member of the committee which manages Mid Cap Growth Fund. Ms. Hoyme has over 15 years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Hoyme served, from 1996 to 1998, as a senior vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Prior to 1996, Ms. Hoyme served as a portfolio manager for the Advisor overseeing the management of the Advisor's real estate and growth portfolios. Ms. Hoyme received her bachelor's degree in finance and economics from the University of Wisconsin-Eau Claire and master's degree in business administration from the University of St. Thomas. Ms. Hoyme is a Chartered Financial Analyst.

    TIMOTHY MCSWEENEY is a member of the committee which manages Mid Cap Growth Fund. Mr. McSweeney has over 11 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. McSweeney served, from 1997 to 1998, as assistant vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Prior to 1997, Mr. McSweeney served as a technology analyst for Gintel Asset Management. Mr. McSweeney received his bachelor's degree in economics from Clark University and master's degree in business administration from Northeastern University.

    JILL THOMPSON is a member of the committee which manages Mid Cap Growth Fund. Ms. Thompson has over 9 years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Thompson served as a senior vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Ms. Thompson received her bachelor's degree from St. Cloud State University. Ms. Thompson is a Chartered Financial Analyst.

    THOMAS MCGLINCH is a member of the committee which manages Adjustable Rate Mortgage Securities Fund. Mr. McGlinch has over 16 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. McGlinch served as a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of several Piper Funds including the Piper Funds Adjustable Rate Mortgage Securities Fund. Mr. McGlinch received his bachelor's degree in accounting from St. John's University and master's degree in business administration from the University of St. Thomas. Mr. McGlinch is a Chartered Financial Analyst.

    WAN-CHONG KUNG is a member of the committee which manages Adjustable Rate Mortgage Securities Fund. Ms. Kung has over five years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Kung served as a vice president and a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of several Piper Funds including the Piper Funds Adjustable Rate Mortgage Securities Fund. Ms. Kung received her bachelor's degree in economics from the University of the Philippines and received her master's degree in business administration from the University of Minnesota. Ms. Kung is a Chartered Financial Analyst.

    MARK M. GREEN is a member of the committee which manages Adjustable Rate Mortgage Securities Fund. Mr. Green joined the Advisor in 1996 and has over ten years of investment industry experience. Mr. Green is also a member of the committee which manages FAIF Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. Prior to joining the Advisor, Mr. Green was a portfolio manager at Wells Fargo Investment Management. Mr. Green received his bachelor's degree and master's degree from San Francisco State University.

    RONALD REUSS is a portfolio co-manager for Tax Free Fund and Minnesota Tax Free Fund. Mr. Reuss has over 28 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. Reuss served as an economist, a senior vice president and portfolio manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds National Tax-Exempt Fund and Minnesota Tax-Exempt Fund. Mr. Reuss received his bachelor's degree in business administration from John Carroll University and master's degree in economics from Cleveland State University. Mr. Reuss is a Chartered Financial Analyst.

    DOUGLAS WHITE is a portfolio co-manager for Tax Free Fund and Minnesota Tax Free Fund. Mr. White has over 14 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. White served as a portfolio manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Tax-Exempt Fund and Minnesota Tax-Exempt Fund. Mr. White received his bachelor's degree in political science from Carleton College and his master's degree in business administration from the University of Minnesota. Mr. White is a Chartered Financial Analyst.

    A committee comprised of the following seven individuals shares the management of Emerging Markets Fund on behalf of the Sub-Advisor:

    DAVID F. MARVIN is Chairman of the Sub-Advisor and founded the firm together with Mr. Palmer in 1986. Before founding the Sub-Advisor, Mr. Marvin was Vice President in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and then Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his bachelor's degree from the University of Illinois and his master's degree in business administration from Northwestern University. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

    STANLEY PALMER is Vice Chairman and President of the Sub-Advisor and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. Mr. Palmer received his bachelor's degree from Gustavus Adolphus College and his master's degree in business administration from the University of Iowa. He is a Chartered Financial

    Analyst and a member of the Financial Analysts Federation.

    TERRY B. MASON is a Senior Vice President and portfolio manager of the Sub-Advisor. Before joining the Sub-Advisor, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. Mr. Mason received his bachelor's degree from Glassboro State College and his master's degree in business administration from Widener University.

    JAY F. MIDDLETON is a Senior Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1989. Mr. Middleton received his bachelor's degree from Wesleyan University.

    TODD D. MARVIN is a Senior Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1991. Before joining the Sub-Advisor, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his bachelor's degree from Wesleyan University.

    DAVID L. SCHAEN is a Vice President and portfolio manager of the Sub-Advisor. Before becoming a portfolio manager, Mr. Schaen was Head Trader for the Sub-Advisor from 1991 to 1994 and an International Analyst for the Sub-Advisor from 1994 to 1995. Prior to 1991 he was Head Trader and Investment Officer at the Bank of Delaware. Mr. Schaen received his bachelor's degree from the University of Delaware and his master's degree in business administration from Widener University.

    STEPHEN D. MARVIN is a Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1994. Before joining the Sub-Advisor, Mr. Marvin was employed by Bear, Stearns & Company as a corporate financial analyst. Mr. Marvin received his bachelor's degree from Carleton College.

    ----------------------------------------------------------------------------
    CUSTODIAN

    The Custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

    As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's (except Emerging Markets Fund) average daily net assets and, in the case of Emerging Markets Fund, 0.10% of the Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

    Rules adopted under the 1940 Act permit Emerging Markets Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. Emerging Markets Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the directors of FAIF or a foreign custody manager appointed by the directors in accordance with these rules. This determination is made pursuant to these rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodian services for Emerging Markets Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of Emerging Markets Fund's assets.

    Sub-custodian fees with respect to Emerging Markets Fund are paid by the Custodian out of the Custodian's fees.

    ----------------------------------------------------------------------------
    ADMINISTRATOR

    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.

    ----------------------------------------------------------------------------
    TRANSFER AGENT

    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor.

    Effective October 1, 1998, FAIF has appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the Class A Shares and the Class B Shares of the Funds held through accounts at U.S. Bank and its affiliates. The Funds pay U.S. Bank an annual fee of $15 per account for such services.


    DISTRIBUTOR

    SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company, and is located at Oaks, Pennsylvania 19456.

    Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

    FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan") pursuant to which the Distributor agrees to provide, or enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchases of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Funds -- Class A Share Price and Sales Charge." In consideration of the services and facilities to be provided by the Distributor or any service provider, each Fund also pays the Distributor a shareholder servicing fee at an annual rate of 0.25% of the Fund's Class A Shares' average daily net asset value, which fee is computed and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder services provided by "one-stop" mutual fund networks through which the Funds are made available. In addition, the Distributor and the Advisor and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of any of the Funds. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.

    Under another distribution plan (the "Class B Distribution Plan") adopted in accordance with

    Rule 12b-1 under the 1940 Act, Mid Cap Growth Fund and Emerging Markets Fund may pay to the Distributor a sales support fee at an annual rate of up to 0.75% of the Fund's Class B Shares' average daily net asset value, which fee is computed and paid monthly. The sales support fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to Class B Shares of the Funds. In addition to this fee, the Distribution is paid a shareholder servicing fee of 0.25% of the average daily net assets of the Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to Class B Shares of the Funds. Although Class B Share are sold without an initial sales charge, the Distributor pays a total of 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family of funds). The service fee payable under the Class B Service Plan is prepaid for the first year as described above.


    The Class A and Class B Distribution Plans recognize that the Advisor, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Advisor may pay amounts to broker-dealers from its own assets with respect to such sales. U.S. Bancorp Investments, Inc., and U.S. Bancorp Piper Jaffray Inc., broker-dealers affiliated with the Advisor, are Participating Institutions.



    INVESTING IN THE FUNDS

    ----------------------------------------------------------------------------
    SHARE PURCHASES

    Shares of the Funds are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which both the New York Stock Exchange and federally- chartered banks are open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase request.

    THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price unless the financial institution has been authorized to accept purchase orders on behalf of the Funds. It is the financial institution's responsibility to transmit orders promptly.

    Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service. In addition, certain financial institutions are authorized to act as Mid Cap Growth Fund's and Emerging Markets Fund's agent for the purpose of accepting purchase orders, and such Funds will be deemed to have received a purchase order upon receipt of the order by the financial institution.

    BY MAIL. An investor may place an order to purchase shares of the Funds directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. Ifan investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks,credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must:

    *   complete and sign the new account form;

    *   enclose a check made payable to (Fund name); and

    * mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.

    After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.

    BY WIRE. To purchase shares of a Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc., Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed.

    ----------------------------------------------------------------------------
    MINIMUM INVESTMENT REQUIRED

    The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of the Advisor and its affiliates.

    ----------------------------------------------------------------------------
    ALTERNATIVE SALES CHARGE OPTIONS

    THE TWO ALTERNATIVES: OVERVIEW. An investor may purchase shares of a Fund at a price equal to its net asset value per share plus a sales charge which, at the investor's election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or (ii), in the case of Mid Cap Growth and Emerging Markets Fund, on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each of Class A and Class B Shares represents a Fund's interest in its portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B Shares bear the expenses of the contingent deferred sales charge arrangement and distribution and service fees resulting from such sales arrangement, while Class A Shares bear only shareholder servicing fees; (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A Shares as long as Class B Shares convert into Class A Shares); (iii) only Class B Shares carry a conversion feature; and (iv) each class has different exchange privileges. Sales personnel of financial institutions distributing the Funds' shares, and other persons entitled to receive compensation for selling shares, may receive differing compensation for selling Class A and Class B Shares.

    These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial to that investor. The amount of a purchase, the length of time an investor expects to hold the shares, and whether the investor wishes to receive dividends in cash or in additional shares, will all be factors in determining which sales charge option is best for a particular investor. An investor should consider whether, over the time he or she expects to maintain the investment, the accumulated sales charges on Class B Shares prior to conversionwould be less than the initial sales charge on Class A Shares, and to what extent the differential may be offset by the expected higher yield of Class

    A Shares. Class A Shares will normally be more beneficial to an investor if he or she qualifies for reduced sales charges as described below. Accordingly, orders for Class B Shares for $250,000 or more ordinarily will be treated as orders for Class A Shares or declined.

    The Directors of FAIF have determined that no conflict of interest currently exists between the Class A and Class B Shares. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

    ----------------------------------------------------------------------------
    CLASS A SHARES

    WHAT CLASS A SHARES COST. Class A Shares of each Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:

    ----------------------------------------------------------------------------
    MID CAP GROWTH FUND AND EMERGING MARKETS FUND

                                                                             MAXIMUM
                                                                           AMOUNT OF
                                     SALES CHARGE      SALES CHARGE     SALES CHARGE
                                    AS PERCENTAGE     AS PERCENTAGE     REALLOWED TO
                                      OF OFFERING      OF NET ASSET    PARTICIPATING
                                            PRICE             VALUE     INSTITUTIONS
--------------------------------------------------------------------------------------
 Less than $50,000                           4.50%             4.71%            4.05%
 $50,000 but less than $100,000              4.00%             4.17%            3.60%
 $100,000 but less than $250,000             3.50%             3.63%            3.15%
 $250,000 but less than $500,000             2.75%             2.83%            2.47%
 $500,000 but less than $1,000,000           2.00%             2.04%            1.80%
 $1,000,000 and over                            0%                0%               0%
--------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                                                             MAXIMUM
                                                                           AMOUNT OF
                                     SALES CHARGE      SALES CHARGE     SALES CHARGE
                                    AS PERCENTAGE     AS PERCENTAGE     REALLOWED TO
                                      OF OFFERING      OF NET ASSET    PARTICIPATING
                                            PRICE             VALUE     INSTITUTIONS
--------------------------------------------------------------------------------------
 Less than $50,000                           2.00%             2.04%            1.80%
 $50,000 but less than $100,000              1.50%             1.52%            1.35%
 $100,000 but less than $250,000             1.00%             1.01%            0.90%
 $250,000 but less than $500,000             0.75%             0.76%            0.68%
 $500,000 but less than $1,000,000           0.50%             0.50%            0.45%
 $1,000,000 and over                            0%                0%               0%
--------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    TAX FREE FUND AND MINNESOTA TAX FREE FUND

                                                                             MAXIMUM
                                                                           AMOUNT OF
                                     SALES CHARGE      SALES CHARGE     SALES CHARGE
                                    AS PERCENTAGE     AS PERCENTAGE     REALLOWED TO
                                      OF OFFERING      OF NET ASSET    PARTICIPATING
                                            PRICE             VALUE     INSTITUTIONS
--------------------------------------------------------------------------------------
 Less than $50,000                           3.00%             3.09%            2.70%
 $50,000 but less than $100,000              2.50%             2.56%            2.25%
 $100,000 but less than $250,000             2.00%             2.04%            1.80%
 $250,000 but less than $500,00  0           1.50%             1.52%            1.35%
 $500,000 but less than $1,000,000           1.00%             1.01%            0.80%
 $1,000,000 and over                            0%                0%               0%
--------------------------------------------------------------------------------------

    There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.

    Net asset value is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time Monday through Friday) except on
    (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected;
    (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) days on which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.

    DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

    The sales charge for shares sold other than through registered broker-dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.

    REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent:

    * QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.


        The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.


    * LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.


        The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

        A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

    SALES OF CLASS A SHARES AT NET ASSET VALUE. Purchases of a Fund's Class A Shares by the Advisor, the Sub-Advisor, or any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. Class A Shares may also be purchased at net asset value without a sales charge by certain qualified defined contribution plans whose recordkeeping and other accounting services are performed by U.S. Bank or an affiliate of U.S. Bank. However, Participating Institutions may receive a commission up to 1.25% on such sales. In addition, Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in sections 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.

    If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class

    A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

    In addition, purchases of Class A Shares of a Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Funds as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

    ----------------------------------------------------------------------------
    CLASS B SHARES

    CONTINGENT DEFERRED SALES CHARGE. Class B Shares are sold at net asset value without any initial sales charge. If an investor redeems Class B Shares within eight years of purchase, he or she will pay a contingent deferred sales charge at the rates set forth below. This charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.

                                       CONTINGENT DEFERRED
                                         SALES CHARGE AS A
                                             PERCENTAGE OF
  YEAR SINCE                                 DOLLAR AMOUNT
  PURCHASE                               SUBJECT TO CHARGE
-----------------------------------------------------------
  First                                               5.00%
  Second                                              5.00%
  Third                                               4.00%
  Fourth                                              3.00%
  Fifth                                               2.00%
  Sixth                                               1.00%
  Seventh                                             None
  Eighth                                              None
-----------------------------------------------------------

    In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A Shares in the shareholder's Fund account; second, of any Class B Shares held for more than eight years and Class B Shares acquired pursuant to reinvestment of dividends or other distributions; and third, of Class B Shares held longest during the eight-year period. This method should result in the lowest possible sales charge.

    The contingent deferred sales charge is waived on redemption of Class B Shares (i) within one year following the death or disability (as defined in the Internal Revenue Code) of a shareholder and (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 701|M/2. A shareholder or his or her representative must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.

    CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the Class B distribution and service fees. This conversion will be on the basis of the relative net asset values of the two classes.

    ----------------------------------------------------------------------------
    SYSTEMATIC EXCHANGE PROGRAM

    Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of one or more Funds over a specified period of time, and initially purchases Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.

    ----------------------------------------------------------------------------
    SYSTEMATIC INVESTMENT PROGRAM

    Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.

    ----------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES

    A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Advisor that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.

    ----------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS

    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

    ----------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS

    Dividends with respect to each Fund (except Emerging Markets Fund) are declared and paid monthly to all shareholders of record on the record date. Dividends with respect to Emerging Markets Fund are declared and paid annually to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.


    The amount of dividends payable on Class A and Class B Shares generally will be less than the dividends payable on Class Y Shares because of the distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares. The amount of dividends payable on Class A Shares generally will be more than the dividends payable on the Class B Shares because of the higher distribution and shareholder servicing fees paid by Class B Shares.


    ----------------------------------------------------------------------------
    EXCHANGE PRIVILEGE

    Shareholders may exchange Class A or Class B Shares of a Fund for currently available Class A Shares or Class B Shares, respectively, of the other FAIF Funds or of other funds in the First American family of funds. Class A Shares of the Funds, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

    For purposes of calculating the Class B Shares' eight-year conversion period or contingent deferred sales charges payable upon redemption, the holding period of Class B Shares of the "old" fund and the holding period of Class B Shares of the "new" fund are aggregated.

    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

    Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares -- By Mail." Neither the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, or any financial institution will be responsible for further verification of the authenticity of the exchange instructions.

    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.

    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.

    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through the Systematic Exchange Program or similar periodic investment program). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.

    Shares of a class may be exchanged for shares of a class in which an investor subsequently becomes eligible to participate. An example of such an exchange would be a situation in which an individual holder of Class A Shares subsequently opens a fiduciary, custody or agency account with a financial institution which invests in Class Y Shares.

    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of the imposition of any additional fees or charges.


    REDEEMING SHARES

    Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.

    ----------------------------------------------------------------------------
    BY TELEPHONE

    A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.

    Certain financial institutions are authorized to act as Mid Cap Growth Fund's and Emerging Markets Fund's agent for the purpose of accepting redemption requests, and such Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

    Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

    In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or taxpayer identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

    ----------------------------------------------------------------------------
    BY MAIL

    Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

    Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

    * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

    * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

    * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

    * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

    The Funds do not accept signatures guaranteed by a notary public.

    The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

    ----------------------------------------------------------------------------
    BY SYSTEMATIC WITHDRAWAL PROGRAM

    Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.

    ----------------------------------------------------------------------------
    REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

    When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

    ----------------------------------------------------------------------------
    ACCOUNTS WITH LOW BALANCES

    Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.


    DETERMINING THE PRICE OF SHARES

    Class A Shares of the Funds are sold at net asset value plus a sales charge, while Class B Shares are sold without a front-end sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Funds -- Alternative Sales Charge Options."

    The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request.

    It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

    ----------------------------------------------------------------------------
    DETERMINING NET ASSET VALUE

    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recently quoted bid price.

    Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade.

    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

    Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

    Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by the Reuters system.

    ----------------------------------------------------------------------------
    FOREIGN SECURITIES

    Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.


    INCOME TAXES

    ----------------------------------------------------------------------------
    FEDERAL INCOME TAXATION -- ALL OF THE FUNDS

    Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for the current fiscal year and in the future. If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

    Distributions paid from net taxable investment income and any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

    Distributions paid from long-term capital gains (and designated as such) generally will be taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held the shares in a Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain

    (subject to a maximum tax rate of 28%) and the portion that must be treated as long-term capital gain (subject to a maximum tax rate of 20%).

    Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term (subject to a maximum tax rate of 20%) if the shareholder has held the shares for more than 18 months and mid-term (subject to a maximum tax rate of 28%) if the shareholder has held the shares for more than one year but not more than 18 months.

    A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.

    ---------------------------------------------------------------------------
    TAX FREE FUND AND MINNESOTA TAX FREE FUND

    Distributions of net interest income from tax-exempt obligations that are designated by Tax Free Fund and Minnesota Tax Free Fund as exempt-interest dividends are excludable from the gross income of each Fund's shareholders. A portion of such dividends may, however, be subject to the alternative minimum tax, as discussed below.

    For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend on each shareholder's tax situation.

    Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. Each of Tax Free Fund and Minnesota Tax Free Fund may invest up to 20% of its assets in obligations the interest on which is treated as an item of tax preference for federal income tax purposes. Also, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate alternative minimum tax and the branch profits tax imposed on foreign corporations under Section 884 of the Code. Each shareholder is advised to consult his or her tax advisor with respect to the possible effects of such tax preference items.

    The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by Tax Free Fund and Minnesota Tax Free Fund. Tax Free Fund and Minnesota Tax Free Fund will avoid investment in bonds which, in the opinion of the Advisor, pose a material risk of the loss of tax exemption. Further, if a bond in a Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of that investment on terms that are not detrimental to the Fund.

    In certain instances, the portion of Social Security benefits received by a shareholder that is subject to federal income tax may be affected by the amount of exempt-interest dividends received by the shareholder from Tax Free Fund or Minnesota Tax Free Fund.

    Interest on indebtedness incurred by a shareholder to purchase or carry shares of Tax Free Fund and Minnesota Tax Free Fund will not be deductible for federal income purposes.

    ----------------------------------------------------------------------------
    EMERGING MARKETS FUND

    Dividends paid by Emerging Markets Fund attributable to investments in the securities of foreign issuers will not be eligible for the 70% deduction for dividends received by corporations.

    Emerging Markets Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

    If at the end of Emerging Markets Fund's taxable year more than 50% of the value of its total assets consists of stock or securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) it paid. Pursuant to this election, shareholders of the Fund will be required to include in gross income their respective pro rata portions of such foreign taxes, treat such amounts as foreign taxes paid by them, and subject to certain limitations, deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes. If such an election is filed for a year, Emerging Markets Fund shareholders will be notified of the amounts which they may deduct as foreign taxes paid or used as foreign tax credits.

    Alternatively, if the amount of foreign taxes paid by Emerging Markets Fund is not large enough in future years to warrant making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders will not be required to include any amount of foreign taxes paid by the Fund in their income and will not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

    ----------------------------------------------------------------------------
    MINNESOTA INCOME TAXATION -- MINNESOTA TAX FREE FUND

    The portion of exempt-interest dividends paid by Minnesota Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of Minnesota, its political subdivisions and instrumentalities, is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represent 95 percent or more of the exempt-interest dividends paid by the Fund. The remaining portion of such dividends, and dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.

    Information concerning distributions will be mailed to shareholders annually. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.

    ----------------------------------------------------------------------------
    OTHER STATE AND LOCAL TAXATION

    Except to the extent described above under "-- Minnesota Income Taxation -- Minnesota Tax Free Fund," distributions by all of the Funds may be subject to state and local taxation (even if, in the case of Tax Free Fund, they are exempt from federal income taxes). Shareholders are urged to consult their own tax advisors regarding state and local taxation.


    TAX-EXEMPT VS. TAXABLE INCOME

    The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; and (ii) exempt from both federal and Minnesota income taxes, under selected income tax brackets scheduled to be in effect in 1998. The effective combined rates reflect the deduction of state income taxes from federal income. The 34.1%, 36.9%, 41.4%, and 44.7% combined federal/Minnesota rates assume that the investor is subject to an 8.5% marginal Minnesota income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The combined rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The tables are based upon yields that are derived solely from tax-exempt income. To the extent that a Fund's yield is derived from taxable income, the Fund's tax equivalent yield will be less than set forth in the tables. The tax-free yields used in these tables should not be considered as representations of any particular rates of return and are for purposes of illustration only.


    FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.


    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental

                                         TAX-EQUIVALENT YIELDS
                                                                          COMBINED FEDERAL AND
                            FEDERAL TAX BRACKETS                         MINNESOTA TAX BRACKETS
TAX-FREE
  YIELDS           28%          31%       36%        39.6%       34.1%     36.9%        41.4%        44.7%
------------------------------------------------------------ ---------------------------------------------
    3.0%         4.17%        4.35%     4.69%        4.97%       4.55%     4.75%        5.12%        5.42%
    3.5%         4.86%        5.07%     5.47%        5.79%       5.31%     5.55%        5.97%        6.33%
    4.0%         5.56%        5.80%     6.25%        6.62%       6.07%     6.34%        6.83%        7.23%
    4.5%         6.25%        6.52%     7.03%        7.45%       6.83%     7.13%        7.68%        8.14%
    5.0%         6.94%        7.25%     7.81%        8.28%       7.59%     7.92%        8.53%        9.04%
    5.5%         7.64%        7.97%     8.59%        9.11%       8.35%     8.72%        9.39%        9.95%
    6.0%         8.33%        8.70%     9.38%        9.93%       9.10%     9.51%       10.24%       10.85%
    6.5%         9.03%        9.42%    10.16%       10.76%       9.86%    10.30%       11.09%       11.75%
------------------------------------------------------------ ---------------------------------------------

    investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they
    (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


    CALCULATION OF PERFORMANCE DATA

    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." In addition, Tax Free Fund and Minnesota Tax Free Fund may publish their "tax equivalent yield" and their "tax equivalent distribution rate." Distribution rates and tax equivalent distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate" and "tax equivalent distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

    "Tax equivalent yield" is that yield which a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket (normally assumed to be the maximum tax rate or combined rate). Tax equivalent yield is computed by dividing that portion of the yield which is tax-exempt by one minus the stated income tax rate, and adding the resulting amount to that portion, if any, of the yield which is not tax-exempt.

    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including, as applicable, the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares.

    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. "Tax equivalent distribution rate" is computed by dividing the portion of the distribution rate (determined as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding to the resulting amount that portion, if any, of the distribution rate which is not tax-exempt. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

    The performance of the Class A and Class B Shares of a Fund will normally be lower than for the Class Y Shares because Class Y Shares are not subject to the sales charges, shareholder servicing, transfer agent and/or dividend disbursing expenses applicable to Class A and Class B Shares. In addition, the performance of Class A and Class B Shares of a Fund will differ because of the different sales charge structures of the classes and because of the differing distribution and shareholder servicing fees charged to Class B Shares.

    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.


    SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

    ----------------------------------------------------------------------------
    CASH ITEMS

    The "cash items" in which certain of the Funds may invest, as described under "Investment Objectives and Policies," include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities (including zero coupon securities); repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.

    ----------------------------------------------------------------------------
    MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

    As described under "Investment Objectives and Policies," Tax Free Fund and Minnesota Tax Free Fund invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Prospectus includes short-term municipal notes issued by the states and their political subdivisions.

    MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity.

    The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

    Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which Tax Free Fund and Minnesota Tax Free Fund may invest.

    Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such a a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such securities can be expected to fluctuate with changes in prevailing interest rates.

    DERIVATIVE MUNICIPAL SECURITIES. Tax Free Fund and Minnesota Tax Free Fund may also acquire derivative municipal securities, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations.

    The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.


    MUNICIPAL LEASES. Tax Free Fund and Minnesota Tax Free Fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

    Municipal leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

    In light of these concerns, Tax Free Fund and Minnesota Tax Free Fund will adopt and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. These procedures will require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As described below under "-- Investment Restrictions," Tax Free Fund and Minnesota Tax Free Fund are subject to limitations on the percentage of illiquid securities they can hold.

    ----------------------------------------------------------------------------
    TEMPORARY TAXABLE INVESTMENTS

    Tax Free Fund and Minnesota Tax Free Fund may make temporary taxable investments as described under "Investment Objectives and Policies." Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities; (ii) commercial paper rated not less than A-2 by Standard & Poor's or Prime-2 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization;
    (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold. See "-- Repurchase Agreements" below.

    ----------------------------------------------------------------------------
    REPURCHASE AGREEMENTS

    Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor and, in the case of Emerging Markets Fund, Sub-Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

    ----------------------------------------------------------------------------
    INVERSE FLOATING RATE OBLIGATIONS

    Tax Free Fund and Minnesota Tax Free Fund may invest up to 10% of their total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its income and value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

    ----------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

    ----------------------------------------------------------------------------
    ZERO COUPON SECURITIES

    Adjustable Rate Mortgage Securities Fund, Tax Free Fund and Minnesota Tax Free Fund may invest in zero coupon fixed-income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

    ----------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES

    In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from shareholders' gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of Emerging Markets Fund, the Sub-Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans, which in the case of U.S. Bank Trust National Association, are 40% of the Funds' income from such securities lending transactions.

    ----------------------------------------------------------------------------
    OPTIONS TRANSACTIONS

    The Funds may purchase put and call options. These transactions will be undertaken only for the purpose of reducing risk to the Funds. Depending on the Fund, these transactions may include the purchase of put and call options on equity securities on stock indices, on interest rate indices or (in the case of Emerging Markets Fund) on foreign currencies. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

    A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

    Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    None of the Funds other than Mid Cap Growth Fund and Emerging Markets Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

    The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

    WRITING OF CALL OPTIONS. The Funds may write (sell) covered call options to the extent specified with respect to particular Funds under "Investment Objectives and Policies." These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of Emerging Markets Fund) on foreign currencies which a Fund owns or has the right to acquire or on interest rate indices.

    When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

    The Funds also may, to the extent specified with respect to particular Funds under "Investment Objectives and Policies," write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings, These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

    ----------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES

    Emerging Markets Fund, Adjustable Rate Mortgage Securities Fund, Tax Free Fund and Minnesota Tax Free Fund may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." Depending on the Fund, these transactions may include the purchase of stock index futures and options on stock index futures, and the purchase of interest rate futures and options on interest rate futures. In addition, Emerging Markets Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, or foreign currency.

    A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

    A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of Emerging Markets Fund, as part of its management of foreign currency transactions.

    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended. Futures and options on futures transactions will also be limited by regulations of the Commodity Futures Trading Commission.

    Adjustable Rate Mortgage Securities Fund may make investments in Eurodollar instruments in order to attempt to reduce investment risk. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Adjustable Rate Mortgage Securities Fund uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

    Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to Emerging Markets Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

    Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

    ----------------------------------------------------------------------------
    FIXED INCOME SECURITIES

    The fixed income securities in which Mid Cap Growth Fund and Adjustable Rate Mortgage Securities Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "Special Investment Methods -- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

    The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

    ----------------------------------------------------------------------------
    FOREIGN SECURITIES

    IN GENERAL. Under normal market conditions Emerging Markets Fund invests at least 65% of its total assets in equity securities which trade in foreign emerging markets. In addition, Mid Cap Growth Fund may invest lesser proportions of its assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

    Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

    In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

    EMERGING MARKETS. Emerging Markets Fund may invest in securities issued by governmental and corporate issuers that are located in emerging market countries. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or non-existent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging market countries are typically subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

    AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Emerging Markets Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

    Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

    ----------------------------------------------------------------------------
    FOREIGN CURRENCY TRANSACTIONS

    Emerging Markets Fund may invest in securities which are purchased and sold in foreign currencies.

    The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Emerging Markets Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

    Emerging Markets Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date certain at a specified price. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

    Emerging Markets Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. It may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. Emerging Markets Fund also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Sub-Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Advisor's view regarding future exchange rates proves to have been incorrect, Emerging Markets Fund may realize losses on its foreign currency transactions.

    Emerging Markets Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

    ----------------------------------------------------------------------------
    ADJUSTABLE RATE MORTGAGE SECURITIES

    Adjustable Rate Mortgage Securities Fund invests in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

    ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

    ----------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES

    Adjustable Rate Mortgage Securities Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates, private pass-through securities or collateralized mortgage obligations ("CMOs"), as described below.

    Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

    Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHMLC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued credit- worthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the credit- worthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

    CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or

    Agency Pass-Through Certificates. Adjustable Rate Mortgage Securities Fund will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Fund may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.

    It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only, principal-only and inverse interest-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate and inverse interest-only CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

    ----------------------------------------------------------------------------
    ASSET-BACKED SECURITIES

    Adjustable Rate Mortgage Securities Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

    ----------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS

    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

    ----------------------------------------------------------------------------
    PORTFOLIO TURNOVER

    Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Advisor, and in the case of Emerging Markets Fund, the Sub-Advisor. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.

    ----------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS

    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets.

    * None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

    *   None of the Funds will make short sales of securities.

    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Markets Fund, as may be necessary to make margin payments in connection with foreign currency futures and other derivatives transactions.

    * Tax Free Fund will not invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). Neither Tax Free Fund nor Minnesota Tax Free Fund will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing; (vii) hospitals; (viii) nursing homes; (ix) street development and repair; (x) toll roads; (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

    As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.
    Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

    INFORMATION CONCERNING COMPENSATION PAID TO U.S. BANK NATIONAL ASSOCIATION AND OTHER AFFILIATES

    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

    Investment advisory services -- see "Management-Investment Advisor"

    Custodian services -- see "Management-Custodian"

    Sub-administration -- see "Management-Administrator"

    Transfer agent services -- see "Management-Transfer Agent."

    Shareholder servicing -- see "Distributor"

    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

FAIF-1002 (7/98) R

                                                                      Appendix X


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION AND AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.




CLASS Y SHARES



Mid Cap
Growth Fund

Emerging
Markets Fund

Adjustable Rate
Mortgage Securities Fund

Tax Free Fund
Minnesota

Tax Free Fund

FIRST AMERICAN
        INVESTMENT FUNDS, INC.

PROSPECTUS


                   Subject to Completion --       , 1998




[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

TABLE OF CONTENTS


Summary                                 2
 ..........................................
Fees and Expenses                       4
 ..........................................
The Funds                               6
 ..........................................
Investment Objectives and Policies      6
 ..........................................
Management                             13
 ..........................................
Distributor                            18
 ..........................................
Purchases and Redemptions of Shares    18
 ..........................................
Income Taxes                           22
 ..........................................
Tax-Exempt vs. Taxable Income          24
 ..........................................
Fund Shares                            24
 ..........................................
Calculation of Performance Data        25
 ..........................................
Special Investment Methods             26
 ..........................................
Information Concerning Compensation
Paid to U.S. Bank National Association
and Other Affiliates                   38
 ..........................................

FIRST AMERICAN INVESTMENT FUNDS, INC.


    CLASS Y SHARES PROSPECTUS


    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class Y Shares of the following funds (the "Funds"):


    * MID CAP GROWTH FUND


    * EMERGING MARKETS FUND


    * ADJUSTABLE RATE MORTGAGE
         SECURITIES FUND


    * TAX FREE FUND


    * MINNESOTA TAX FREE FUND


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

    A Statement of Additional Information dated , 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The date of this Prospectus is         , 1998.

    SUMMARY


    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class Y Shares of the following funds (the "Funds"):


    MID CAP GROWTH FUND has an objective of growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies (those with market capitalizations from $1 billion to $5 billion at the time of purchase) that, in the Fund's advisor's opinion, exhibit outstanding potential for superior growth based on a combination of factors such as above average growth in revenue and earnings, strong management and sound and improving financial condition.

    EMERGING MARKETS FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in emerging markets.

    ADJUSTABLE RATE MORTGAGE SECURITIES FUND has an objective of providing current income while attempting to provide a high degree of principal stability. Under normal market conditions, the Fund will invest at least 65% of its total assets in mortgage-related securities having adjustable interest rates which reset at periodic intervals.

    TAX FREE FUND has an objective of providing maximum current income which is exempt from federal taxation to the extent consistent with prudent investment risk. Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations, the interest on which is, exempt from federal income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 15 to 25 years.

    MINNESOTA TAX FREE FUND has an objective of providing maximum current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Minnesota income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal or the Minnesota alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 15 to 25 years.

    INVESTMENT ADVISOR. U.S. Bank National Association (the "Advisor" or "U.S. Bank") serves as investment advisor to each of the Funds though its First American Asset Management group. Marvin & Palmer Associates, Inc. (the "Sub-Advisor") serves as sub-advisor to Emerging Markets Fund. See "Management."

    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

    ELIGIBLE INVESTORS; OFFERING PRICES. Class Y Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Class Y Shares are sold at net asset value without any front-end or deferred sales charges. See "Purchases and Redemptions of Shares."

    EXCHANGES. Class Y Shares of any Fund may be exchanged for Class Y shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Purchases and Redemptions of Shares -- Exchange Privilege."

    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, with no additional charge. See "Purchases and Redemptions of Shares."


    RISKS TO CONSIDER. Mid Cap Growth Fund and Emerging Markets Fund are subject to the risk of generally adverse equity markets. Investors also should recognize that market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Because Mid Cap Growth Fund and Emerging Markets Fund are actively managed, their performance will reflect in part the ability of the Advisor or Sub-Advisor to select securities which are suited to achieving their investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally. In addition, (i) Mid Cap Growth Fund and Emerging Markets Fund are subject to risks associated with investing in mid- and small capitalization companies, (ii) Emerging Markets Fund is subject to the risks associated with investing in foreign securities and to currency risk; (iii) Mid Cap Growth Fund may invest specified portions of its assets in securities of foreign issuers which are listed on a United States stock exchange or represented by American Depositary Receipts; (iv) Emerging Markets Fund is subject to the risks associated with investing in securities issued by issuers in emerging market countries; and (v) certain Funds may invest (but not for speculative purposes) in stock index futures contracts, options on stock indices and options on stock index futures.


    Adjustable Rate Mortgage Securities Fund, Tax Free Fund and Minnesota Tax Free Fund are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities or mortgage-related securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities or mortgage-related securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate). Adjustable Rate Mortgage Securities Fund endeavors to limit interest rate risk and prepayment risk by investing primarily in mortgage-related securities which have adjustable interest rates. Adjustable Rate Mortgage Securities Fund is also subject to extension risk. That is, rising interest rates could cause homeowners to prepay their mortgages more slowly than expected, and in effect, convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

    In addition, the value of municipal obligations held by Tax Free Fund and Minnesota Tax Free Fund may be adversely affected by local political and economic conditions and developments in the states and political subdivisions which issue the obligations. Investors should note in this regard that Minnesota Tax Free Fund invests principally in municipal obligations of issuers located only in Minnesota. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

    FEES AND EXPENSES

    ----------------------------------------------------------------------------
    CLASS Y SHARE FEES AND EXPENSES

                                                                    ADJUSTABLE RATE
                                             MID CAP      EMERGING         MORTGAGE                   MINNESOTA
                                              GROWTH       MARKETS       SECURITIES      TAX FREE      TAX FREE
                                                FUND          FUND             FUND          FUND          FUND
----------------------------------------------------------------------------------------------------------------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed
 on purchases                                   None          None             None          None          None
 Maximum sales load imposed on
 reinvested dividends                           None          None             None          None          None
 Deferred sales load                            None          None             None          None          None
 Redemption fees                                None          None             None          None          None
 Exchange fees
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary
 fee waivers)(1)                                0.70%         0.70%            0.40%         0.63%         0.52%
 Rule 12b-1 fees                                None          None             None          None          None
 Other expenses                                 0.17%         0.75%            0.25%         0.22%         0.18%
 Total fund operating expenses
 (after voluntary fee waivers )(1)              0.87%         1.45%            0.65%         0.85%         0.70%
----------------------------------------------------------------------------------------------------------------
 EXAMPLE(2)
 You would pay the following expenses on a $1,000 investment, assuming (i) a 5%
 annual return and (ii) redemption at the end of each time period:
  1 year                                       $   9         $  15            $   7         $   9         $   7
  3 years                                      $  28         $  46            $  21         $  27         $  22

(1) THE ADVISER INTENDS TO WAIVE A PORTION OF ITS FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. THE ADVISER INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. NOTWITHSTANDING THE FOREGOING, THE ADVISER WILL MAINTAIN SUCH WAIVERS FOR THE FUNDS AT LEAST THROUGH JULY 31, 2000 SO THAT THE TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.89% FOR MID CAP GROWTH FUND, AND 0.71% FOR MINNESOTA TAX FREE FUND. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR EACH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70% EXCEPT IN THE CASE OF EMERGING MARKETS FUND, 1.25%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 0.87% FOR MID CAP GROWTH FUND, 2.00% FOR EMERGING MARKETS FUND, 0.95% FOR ADJUSTABLE RATE MORTGAGE SECURITIES FUND, 0.92% FOR TAX FREE FUND, AND 0.88% FOR MINNESOTA TAX FREE FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE.
(2) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1 AND 3-YEAR PERIODS WOULD BE AS FOLLOWS: MID CAP GROWTH FUND, $9 AND $28; EMERGING MARKETS FUND, $20 AND $63; ADJUSTABLE RATE MORTGAGE SECURITIES FUND, $10 AND $30; TAX FREE FUND, $9 AND $29; AND MINNESOTA TAX FREE FUND, $9 AND $28.

    ----------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    THE FUNDS


    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through several separate classes which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

    This Prospectus relates only to the Class Y Shares of the Funds named on the cover hereof. Information regarding the Class A Shares of these Funds, the Class B Shares of Mid Cap Growth Fund and Emerging Markets Fund, and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania, 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.


    INVESTMENT OBJECTIVES AND POLICIES

    This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds (except Minnesota Tax Free Fund) is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). Minnesota Tax Free Fund is a nondiversified investment company under the 1940 Act.

    If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. Similarly, if a Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalization, after the Fund purchases their shares will not be deemed to violate the limitation. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

    When the term "equity securities" is used in this Prospectus, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.

    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

    ----------------------------------------------------------------------------
    MID CAP GROWTH FUND

    OBJECTIVE. Mid Cap Growth Fund has an objective of growth of capital.

    INVESTMENT POLICIES. Under normal market conditions, Mid Cap Growth Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies that, in the Advisor's opinion, exhibit outstanding potential for superior growth based on a combination of factors such as above average growth in revenue and earnings, strong management and sound and improving financial condition. For these purposes, mid-capitalization growth companies are deemed those with market capitalizations from $1 billion to $5 billion at the time of purchase.

    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion or more than $5 billion and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income
    Securities."

    Subject to the limitation stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    ----------------------------------------------------------------------------
    EMERGING MARKETS FUND

    OBJECTIVE. Emerging Markets Fund has an objective of long-term growth of capital.

    INVESTMENT POLICIES. Under normal market conditions, Emerging Markets Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in emerging markets. A country will be considered to have an "emerging market" if it has relatively low gross national product per capita compared to the world's major economics and the potential for rapid economic growth. Countries with emerging markets include those that have an emerging stock market (as defined by the International Financial Corporation), those with low- to middle income economics (according to the World Bank), and those listed in World Bank publications as "developing."

    The securities in which the Fund invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts and European Depositary Receipts. The Fund may also hold securities of other investment companies (which investments are also subject to the advisory fee) and depositary or custodial receipts representing beneficial interests in any of the foregoing securities. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least six foreign countries although it may invest all of its assets in a single country. At the present time, the Fund has no intention of investing all of its assets in a single country.

    In investing the Fund's assets, the Sub-Advisor expects to place primary emphasis on country selection, followed by selection of industries or sectors within or across countries and by selection of indiviual stocks corresponding to the industries or sectors selected.

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 50% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) engage in foreign currency transactions; (vii) in order to attempt to reduce risk, purchase put and call options on foreign currencies;
    (viii) write covered call options on foreign currencies owned by the Fund; and (ix) enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing purchase transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    ----------------------------------------------------------------------------
    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

    OBJECTIVE. Adjustable Rate Mortgage Securities Fund has an objective of providing current income while attempting to provide a high degree of principal stability.

    INVESTMENT POLICIES. Under normal market conditions, Adjustable Rate Mortgage Securities Fund will invest at least 65% of its total assets in mortgage-related securities having adjustable interest rates which reset at periodic intervals ("adjustable rate mortgage securities" or "ARMS"). ARM securities have interest rates which reset periodically in response to changes in the current interest rate environment. ARM securities include pass-through securities and floating rate collateralized mortgage obligations.

    The Fund may invest up to 35% of its total assets in mortgage-related securities other than ARMS, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, private pass-through securities, asset backed securities and fixed income securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; (v) purchase interest rate caps and floors; (vi) in order to attempt to reduce risk, invest in Eurodollar instruments; and (vii) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    At least 65% of the Fund's total assets must be U.S. government securities, securities with a minimum rating of A by Standard & Poor's and by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or unrated securities of comparable quality as determined by the Advisor. The Fund may not invest in securities rated lower than A by Standard & Poor's or Moody's. If a security's rating falls below an A, the Fund will sell the security as promptly as possible.

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    ----------------------------------------------------------------------------
    TAX FREE FUND

    OBJECTIVE. Tax Free Fund has an objective of providing maximum current income which is exempt from federal income tax to the extent consistent with prudent investment risk.

    INVESTMENT POLICIES. Under normal market conditions, Tax Free Fund invests at least 80% of its net assets in municipal bonds and other municipal obligations, the interest on which is exempt from federal income tax. No more than 20% of the securities owned by the Fund will generate income that is subject to the federal alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which the Fund may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

    Under normal market conditions, the weighted average maturity of the securities held by Tax Free Fund will range from 15 to 25 years.

    Tax Free Fund may purchase (i) municipal bonds which are rated no lower than BBB by Standard & Poor's and Baa by Moody's, (ii) state and municipal notes which are rated SP-1 by Standard & Poor's or MIG-1/VMIG-1 by Moody's, and
    (iii) commercial paper which is rated A-1 by Standard & Poor's or Prime-1 by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or which are of comparable quality in the judgement of the Advisor.

    While the assets of Tax Free Fund ordinarily will be invested in municipal obligations, on occasion the Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, the Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, the Fund may have more than 20% of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."

    The Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months including, but not limited to, tax free money market funds advised by the Advisor. Investments of these types are also subject to the advisory fee. Income from these investments is normally exempt from federal income tax. Where the income from these investments is exempt from federal income tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

    The Fund also may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. In addition, the Fund may invest up to 10% of its total assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    ----------------------------------------------------------------------------
    MINNESOTA TAX FREE FUND

    OBJECTIVE. Minnesota Tax Free Fund has an objective of providing maximum current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk.

    INVESTMENT POLICIES. Under normal market conditions, Minnesota Tax Free Fund invests at least 80% of its net assets in municipal bonds and other municipal obligations of the State of Minnesota, the interest on which is exempt from federal income tax and the Minnesota state income tax. No more than 20% of the securities owned by this Fund will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax and for the purpose of the Minnesota alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules or under the Minnesota alternative minimum tax rules, will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which the Fund may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

    Under normal market conditions, the weighted average maturity of the securities held by the Fund will range from 15 to 25 years.

    Minnesota Tax Free Fund may purchase (i) municipal bonds which are rated no lower than BBB by Standard & Poor's and Baa by Moody's, (ii) state and municipal notes which are rated SP-1 by Standard & Poor's or MIG-1/VMIG-1 by Moody's, and (iii) commercial paper which is rated A-1 by Standard & Poor's or Prime-1 by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or which are of comparable quality in the judgement of the Advisor.

    While the assets of the Fund ordinarily will be invested in municipal obligations, on occasion the Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, the Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, the Fund may have more than 20% (and up to 100%) of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."

    The Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months, including, but not limited to, Tax Free Money Market Funds advised by the Advisor. Investments of these types are also subject to the advisory fee. Income from these investments is normally exempt from federal income tax but may not be exempt from the applicable state tax. Where the income from these investments is exempt from both federal income tax and the applicable state tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

    The Fund also may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; and (vi) invest up to 10% of its total assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    ----------------------------------------------------------------------------
    RISKS TO CONSIDER

    An investment in the Funds involves certain risks in addition to those noted above with respect to particular Funds. These include the following:

    EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Mid Cap Growth Fund and Emerging Markets Fund are subject to the risks of generally adverse equity markets.

    SMALL CAPITALIZATION COMPANIES. Emerging Markets Fund and Mid Cap Growth Fund are permitted to invest in equity securities of companies with small market capitalizations. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that the Funds invest in small capitalization companies, they are subject to this risk of greater volatility.

    ACTIVE MANAGEMENT. Mid Cap Growth Fund and Emerging Markets Fund are actively managed by the Advisor, or in the case of Emerging Markets Fund, the Sub-Advisor. The performance of these Funds will reflect in part the ability of the Advisor or Sub-Advisor to select equity securities which are suited to achieving the Funds' investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.

    FOREIGN SECURITIES. Emerging Markets Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. In addition, Emerging Markets Fund is subject to additional risks associated with investing in securities issued by issuers in emerging market countries. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing, the Funds may be subject to greater volatility than most mutual funds which invest principally in domestic securities.

    INTEREST RATE RISK. Tax Free Fund and Minnesota Tax Free Fund emphasize investments in fixed income securities. Investments in fixed income securities give rise to interest rate risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because such Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline. In addition to the extent that Adjustable Rate Mortgage Securities Fund invests in fixed rate mortgage-based securities, and to the extent that market interest rates change between the dates upon which the interest rates borne by the adjustble-rate securities held by this Fund adjust, this Fund is also exposed to interest rate risk.

    In general, the value of fixed-rate debt securities with longer maturities are more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities. Investors should note in this regard that Tax Free Fund and Minnesota Tax Free Fund invest in securities with longer weighted average maturities than First American's Intermediate Tax Free Fund and Minnesota Insured Intermediate Tax Free Fund.

    Although the Advisor may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."

    CREDIT RISK. Credit risk is the risk that the issuer of a debt security or mortgage-related security will fail to make payments on the security when due. Because Adjustable Rate Mortgage Securities Fund, Tax Free Fund and Minnesota Tax Free Fund invest in debt securities or mortgage-related securities, they are subject to credit risk.

    As described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations," the revenue bonds and municipal lease obligations in which Tax Free Fund and Minnesota Tax Free Fund invest may entail greater credit risk than the general obligation bonds in which they invest. This is the case because revenue bonds and municipal lease obligations generally are not backed by the faith, credit or general taxing power of the issuing governmental entity. In addition, as described under that section, municipal lease obligations also may be subject to nonappropriation risk, which is a type of nonpayment risk. Investors also should note that even general obligation bonds of the states and their political subdivisions are not free from the risk of default.

    The ratings and certain other requirements which apply to these Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by these Funds. Nevertheless, shareholders in such Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that Tax Free Fund and Minnesota Tax Free Fund can invest in municipal obligations rated as low as BBB by Standard & Poor's or Baa by Moody's, that Adjustable Rate Mortgage Securities Fund can invest in mortgage-related and other securities rated as low as A by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Although these rating categories are investment grade, obligations and securities with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations and securities rated in the higher investment grade categories.

    CALL RISK. Many municipal bonds and mortgage-related securities may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for an issuer to call its bonds or mortgage-related securities if they can be refinanced through the issuance of new bonds or mortgage-related securities which bear a lower interest rate than that of the called bonds or mortgage-related securities. Call risk is the risk that bonds or mortgage-related securities will be called during a period of declining market interest rates so that such refinancings may take place.

    If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds.

    MORTGAGE-BACKED SECURITIES. Because residential mortgage loans generally can be prepaid in whole or in part by the borrowers at any time without any prepayment penalty, the holder of a mortgage-backed security which represents an interest in a pool of such mortgage loans is subject to a form of call risk which is generally called "prepayment risk." In addition, it is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument; the magnitude of such effects may be greater in some cases; and the return on certain types of mortgage-backed securities, such as interest-only, principal-only and inverse floating rate mortgage-backed securities, are particularly sensitive to changes in interest rates and in the rate at which the mortgage loans underlying the securities are prepaid by borrowers. For these reasons, Adjustable Rate Mortgage Securities Fund's investments in mortgage-backed securities may involve greater risks than investments in governmental or corporate bonds. For further information, see "Special Investment Methods -- Mortgage-Backed Securities."

    POLITICAL AND ECONOMIC CONDITIONS. The value of municipal obligations owned by Tax Free Fund or Minnesota Tax Free Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of certain municipal obligations also may be adversely affected by the enactment of changes to certain federal or state income tax laws including, but not limited to, income tax rate reductions or the imposition of a flat tax.

    Tax Free Fund cannot invest 25% or more of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). See "Special Investment Methods -- Investment Restrictions." Minnesota Tax Free Fund will invest primarily in municipal obligations issued by the State of Minnesota and its political subdivisions. For this reason, the municipal obligations held by this Fund will be particularly affected by local conditions in the State of Minnesota. A more detailed description of the factors affecting Minnesota issuers of municipal obligations is set forth in the Statement of Additional Information.

    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


    MANAGEMENT

    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FAIF.

    ----------------------------------------------------------------------------
    INVESTMENT ADVISOR

    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its First American Asset Management group. The Advisor has acted as an investment advisor to FAIF since its inception in 1987 and has acted as investment advisor to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.

    Each of the Funds, other than Emerging Markets Fund, has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. Emerging Markets Fund pays the Advisor a monthly fee calculated on the same basis equal to 1.25% of its average daily net assets, out of which the Advisor pays the Sub-Advisor's fee. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except as discussed under "Fees and Expenses -- Class Y Share Fees and Expenses." The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.

    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that the Advisor is not prohibited from performing the investment advisory services described above. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

    ----------------------------------------------------------------------------
    SUB-ADVISOR TO EMERGING MARKETS FUND

    Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is Sub-Advisor to Emerging Markets Fund under an agreement with the Advisor (the "Sub-Advisory Agreement"). The Sub-Advisor is responsible for the investment and reinvestment of Emerging Markets Fund's assets and the placement of brokerage transactions in connection therewith. For its services under the Sub-Advisory Agreement, the Sub-Advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Markets Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.

    The Sub-Advisor, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the Sub-Advisor is owned by Mr. Marvin, Mr. Palmer and 24 other holders. The Sub-Advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, the Sub-Advisor managed a total of $4.6 billion in investments for 53 institutional investors.

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    PORTFOLIO MANAGERS

    Mid Cap Growth Fund is managed by a committee comprised of Ms. Shrewsbury, Mr. Benson, Ms. Halbe, Ms. Hoyme, Mr. McSweeney and Ms. Thompson, whose backgrounds are set forth below. Adjustable Rate Mortgage Securities Fund is managed by a committee comprised of Mr. McGlinch, Ms. Kung and Mr. Green, whose backgrounds are also set forth below. The remaining Funds are managed or co-managed as indicated below.

    SANDRA SHREWSBURY is a member of the committee which manages Mid Cap Growth Fund. Ms. Shrewsbury has over 11 years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Shrewsbury served as a portfolio manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Ms. Shrewsbury received her bachelor's degree in mathematics and education from Nebraska Wesleyan University and a master's degree from Iowa State University. Ms. Shrewsbury is a Chartered Financial Analyst.

    ADAM BENSON is a member of the committee which manages Mid Cap Growth Fund. Mr. Benson has over 4 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. Benson served as an assistant vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Mr. Benson received his bachelor's degree in economics from Luther College and master's degree in finance from the University of Minnesota.

    JOYCE HALBE is a member of the committee which manages Mid Cap Growth Fund. Ms. Halbe has over 13 years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Halbe served, from 1996 to 1998, as a senior vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Prior to 1996, Ms. Halbe served as a vice president, analyst and portfolio manager for the Advisor. Ms. Halbe received her bachelor's degree, master's degree and master's degree in business administration from the University of Wisconsin. Ms. Halbe is a Chartered Financial Analyst.

    MARY HOYME is a member of the committee which manages Mid Cap Growth Fund. Ms. Hoyme has over 15 years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Hoyme served, from 1996 to 1998, as a senior vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Prior to 1996, Ms. Hoyme served as a portfolio manager for the Advisor overseeing the management of the Advisor's real estate and growth portfolios. Ms. Hoyme received her bachelor's degree in finance and economics from the University of Wisconsin-Eau Claire and master's degree in business administration from the University of St. Thomas. Ms. Hoyme is a Chartered Financial Analyst.

    TIMOTHY MCSWEENEY is a member of the committee which manages Mid Cap Growth Fund. Mr. McSweeney has over 11 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. McSweeney served, from 1997 to 1998, as assistant vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Prior to 1997, Mr. McSweeney served as a technology analyst for Gintel Asset Management. Mr. McSweeney received his bachelor's degree in economics from Clark University and master's degree in business administration from Northeastern University.

    JILL THOMPSON is a member of the committee which manages Mid Cap Growth Fund. Ms. Thompson has over 9 years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Thompson served as a senior vice president and portfolio co-manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Emerging Growth Fund and Small Company Growth Fund. Ms. Thompson received her bachelor's degree from St. Cloud State University. Ms. Thompson is a Chartered Financial Analyst.

    THOMAS MCGLINCH is a member of the committee which manages Adjustable Rate Mortgage Securities Fund. Mr. McGlinch has over 16 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. McGlinch served as a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of several Piper Funds including the Piper Funds Adjustable Rate Mortgage Securities Fund. Mr. McGlinch received his bachelor's degree in accounting from St. John's University and master's degree in business administration from the University of St. Thomas. Mr. McGlinch is a Chartered Financial Analyst.

    WAN-CHONG KUNG is a member of the committee which manages Adjustable Rate Mortgage Securities Fund. Ms. Kung has over five years of investment industry experience. Prior to joining the Advisor in 1998, Ms. Kung served as a vice president and a portfolio co-manager for Piper Capital Management Incorporated overseeing the management of several Piper Funds including the Piper Funds Adjustable Rate Morgage Securities Fund. Ms. Kung received her bachelor's degree in economics from the University of the Philippines and received her master's degree in business administration from the University of Minnesota. Ms. Kung is a Chartered Financial Analyst.

    MARK M. GREEN is a member of the committee which manages Adjustable Rate Mortgage Securities Fund. Mr. Green joined the Advisor in 1996 and has over ten years of investment industry experience. Mr. Green is also a member of the committee which manages FAIF Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. Prior to joining the Advisor, Mr. Green was a portfolio manager at Wells Fargo Investment Management. Mr. Green received his bachelor's degree and master's degree from San Francisco State University.

    RONALD REUSS is a portfolio co-manager for Tax Free Fund and Minnesota Tax Free Fund. Mr. Reuss has over 28 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. Reuss served as an economist, a senior vice president and portfolio manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds National Tax-Exempt Fund and Minnesota Tax-Exempt Fund. Mr. Reuss received his bachelor's degree in business administration from John Carroll University and master's degree in economics from Cleveland State University. Mr. Reuss is a Chartered Financial Analyst.

    DOUGLAS WHITE is a portfolio co-manager for Tax Free Fund and Minnesota Tax Free Fund. Mr. White has over 14 years of investment industry experience. Prior to joining the Advisor in 1998, Mr. White served as a portfolio manager for Piper Capital Management Incorporated overseeing the management of the Piper Funds Tax-Exempt Fund and Minnesota Tax-Exempt Fund. Mr. White received his bachelor's degree in political science from Carleton College and his master's degree in business administration from the University of Minnesota. Mr. White is a Chartered Financial Analyst.

    A committee comprised of the following seven individuals shares the management of Emerging Markets Fund on behalf of the Sub-Advisor:

    DAVID F. MARVIN is Chairman of the Sub-Advisor and founded the firm together with Mr. Palmer in 1986. Before founding the Sub-Advisor, Mr. Marvin was Vice President in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and then Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his bachelor's degree from the University of Illinois and his master's degree in business administration from Northwestern University. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

    STANLEY PALMER is Vice Chairman and President of the Sub-Advisor and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. Mr. Palmer received his bachelor's degree from Gustavus Adolphus College and his master's degree in business administration from the University of Iowa. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

    TERRY B. MASON is a Senior Vice President and portfolio manager of the Sub-Advisor. Before joining the Sub-Advisor, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. Mr. Mason received his bachelor's degree from Glassboro State College and his master's degree in business administration from Widener University.

    JAY F. MIDDLETON is a Senior Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1989. Mr. Middleton received his bachelor's degree from Wesleyan University.

    TODD D. MARVIN is a Senior Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1991. Before joining the Sub-Advisor, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his bachelor's degree from Wesleyan University.

    DAVID L. SCHAEN is a Vice President and portfolio manager of the Sub-Advisor. Before becoming a Portfolio Manager, Mr. Schaen was Head Trader for the Sub-Advisor from 1991 to 1994 and an International Analyst for the Sub-Advisor from 1994 to 1995. Prior to 1991 he was Head Trader and Investment Officer at the Bank of Delaware. Mr. Schaen received his bachelor's degree from the University of Delaware and his master's degree in business administration from Widener University.

    STEPHEN D. MARVIN is a Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1994. Before joining the Sub-Advisor, Mr. Marvin was employed by Bear, Stearns & Company as a corporate financial analyst. Mr. Marvin received his bachelor's degree from Carleton College.

    ----------------------------------------------------------------------------
    CUSTODIAN

    The Custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

    As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's (except Emerging Markets Fund) average daily net assets and, in the case of Emerging Markets Fund, 0.10% of the Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

    Rules adopted under the 1940 Act permit Emerging Markets Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. Emerging Markets Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the directors of FAIF or a foreign custody manager appointed by the directors in accordance with these rules. This determination is made pursuant to these rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodian services for Emerging Markets Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of Emerging Markets Fund's assets.

    Sub-custodian fees with respect to Emerging Markets Fund are paid by the Custodian out of the Custodian's fees.

    ----------------------------------------------------------------------------
    ADMINISTRATOR

    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.

    ----------------------------------------------------------------------------
    TRANSFER AGENT

    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor.


    DISTRIBUTOR

    SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.

    The Distributor, the Administrator and the Advisor may in their discretion use their own assets to pay for certain costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, the Distributor and the Advisor and its affiliates may provide compensation from their own resources for shareholder services provided by third parties, including "one-stop" mutual fund networks through which the Funds are made available.


    PURCHASES AND REDEMPTIONS OF SHARES

    ----------------------------------------------------------------------------
    SHARE PURCHASES AND REDEMPTIONS

    Shares of the Funds are sold and redeemed on days on which both the New York Stock Exchange and federally-chartered banks are open for business ("Business Days").

    Payment for shares can be made only by wire transfer. All information needed will be taken over the telephone and the order will be considered placed when the Custodian receives payment by wire. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc.: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed. Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before 3:00 p.m. Central time and the Custodian receives federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The Funds reserve the right to reject a purchase order.

    Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call its financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price unless the financial institution has been authorized to accept purchase orders on behalf of the Funds. It is the financial institution's responsibility to transmit orders promptly.

    The Funds are required to redeem for cash all full and fractional shares of the Funds. Redemption requests may be made any time before 3:00 p.m. Central time in order to receive that day's redemption price. For redemption requests received before 3:00 p.m. Central time, payment will ordinarily be made the next business day by transfer of federal funds, but payment may be made up to 7 days after the request.


    ----------------------------------------------------------------------------
    WHAT SHARES COST

    Class Y Shares of the Funds are sold and redeemed at net asset value. The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each Business Day, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

    DETERMINING NET ASSET VALUE. The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recently quoted bid price.

    Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade.

    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

    Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

    Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by the Reuters system.

    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares.

    FOREIGN SECURITIES. Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.

    ----------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES

    A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Advisor or Sub-Advisor that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.

    ----------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS

    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

    ----------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS

    Dividends with respect to each Fund (except Emerging Markets Fund) are declared and paid monthly to all shareholders of record on the record date.

    Dividends with respect to Emerging Markets Fund are declared and paid annually to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

    The amount of dividends payable on Class Y Shares generally will be more than the dividends payable on Class A and Class B Shares because of distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares.

    ----------------------------------------------------------------------------
    EXCHANGE PRIVILEGE

    Shareholders may exchange Class Y Shares of a Fund for currently available Class Y Shares of the other FAIF Funds or of other funds in the First American family of funds at net asset value. Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

    Written exchange requests must be signed exactly as shown on the authorization form. Neither the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instruction.

    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.

    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor the Funds will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.


    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.


    Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of this kind of exchange would be a situation in which Class Y Shares of a Fund held by a financial institution in a trust or agency capacity for one or more individual beneficiaries are exchanged for Class A Shares of that Fund and distributed to the individual beneficiaries.

    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to so. Shareholders will be notified of the imposition of any additional fees or charges.


    INCOME TAXES

    ----------------------------------------------------------------------------
    FEDERAL INCOME TAXATION -- ALL OF THE FUNDS

    Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for the current fiscal year and in the future. If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

    Distributions paid from net taxable investment income and any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

    Distributions paid from long-term capital gains (and designated as such) generally will be taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held the shares in a Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain (subject to a maximum tax rate of 28%) and the portion that must be treated as long-term capital gain (subject to a maximum tax rate of 20%).

    Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term (subject to a maximum tax rate of 20%) if the shareholder has held the shares for more than 18 months and mid-term (subject to a maximum tax rate of 28%) if the shareholder has held the shares for more than one year but not more than 18 months.

    A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.

    ----------------------------------------------------------------------------
    TAX FREE FUND AND MINNESOTA TAX FREE FUND

    Distributions of net interest income from tax-exempt obligations that are designated by Tax Free Fund and Minnesota Tax Free Fund as exempt-interest dividends are excludable from the gross income of each Fund's shareholders. A portion of such dividends may, however, be subject to the alternative minimum tax, as discussed below.

    For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend on each shareholder's tax situation.

    Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. Each of Tax Free Fund and Minnesota Tax Free Fund may invest up to 20% of its assets in obligations the interest on which is treated as an item of tax preference for federal income tax purposes. Also, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate alternative minimum tax and the branch profits tax imposed on foreign corporations under
    Section 884 of the Code. Each shareholder is advised to consult his or her tax advisor with respect to the possible effects of such tax preference items.

    The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by Tax Free Fund and Minnesota Tax Free Fund. Tax Free Fund and Minnesota Tax Free Fund will avoid investment in bonds which, in the opinion of the Advisor, pose a material risk of the loss of tax exemption. Further, if a bond in a Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of that investment on terms that are not detrimental to the Fund.

    In certain instances, the portion of Social Security benefits received by a shareholder that is subject to federal income tax may be affected by the amount of exempt-interest dividends received by the shareholder from Tax Free Fund or Minnesota Tax Free Fund.

    Interest on indebtedness incurred by a shareholder to purchase or carry shares of Tax Free Fund and Minnesota Tax Free Fund will not be deductible for federal income purposes.

    ----------------------------------------------------------------------------
    EMERGING MARKETS FUND

    Dividends paid by Emerging Markets Fund attributable to investments in the securities of foreign issuers will not be eligible for the 70% deduction for dividends received by corporations.

    Emerging Markets Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

    If at the end of Emerging Markets Fund's taxable year more than 50% of its total assets consists of stock or securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) it paid. Pursuant to this election, shareholders of the Fund will be required to include in gross income their respective pro rata portions of such foreign taxes, treat such amounts as foreign taxes paid by them, and subject to certain limitations, deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes. If such an election is filed for a year, Emerging Markets Fund shareholders will be notified of the amounts which they may deduct as foreign taxes paid or used as foreign tax credits.

    Alternatively, if the amount of foreign taxes paid by Emerging Markets Fund is not large enough in future years to warrant making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders will not be required to include any amount of foreign taxes paid by the Fund in their income and will not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

    ----------------------------------------------------------------------------
    MINNESOTA INCOME TAXATION -- MINNESOTA TAX FREE FUND

    The portion of exempt-interest dividends paid by Minnesota Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of Minnesota, its political subdivisions and instrumentalities, is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represent 95 percent or more of the exempt-interest dividends paid by the Fund. The remaining portion of such dividends, and dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.


    Information concerning distributions will be mailed to shareholders annually. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.


    ----------------------------------------------------------------------------
    OTHER STATE AND LOCAL TAXATION

    Except to the extent described above under "-- Minnesota Income Taxation -- Minnesota Tax Free Fund," distributions by all of the Funds may be subject to state and local taxation (even if, in the case of Tax Free Fund, they are exempt from federal income taxes). Shareholders are urged to consult their own tax advisors regarding state and local taxation.


    TAX-EXEMPT VS. TAXABLE INCOME

    The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and Minnesota income taxes, under selected income tax brackets scheduled to be in effect in 1998. The effective combined rates reflect the deduction of state income taxes from federal income. The 34.1%, 36.9%, 41.4% and 44.7% combined federal/Minnesota rates assume that the investor is subject to an 8.5% marginal Minnesota income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The combined rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The tables are based upon yields that are derived solely from tax-exempt income. To the extent that a Fund's yield is derived from taxable income, the Fund's tax equivalent yield will be less than set forth in the tables. The tax-free yields used in these tables should not be considered as representations of any particular rates of return and are for purposes of illustration only.


    FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they
    (i) are required by the 1940 Act or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


    CALCULATION OF PERFORMANCE DATA

    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." In addition, Tax Free Fund and Minnesota Tax Free Fund may publish their "tax equivalent yield" and its "tax equivalent distribution rate." Distribution rates and tax equivalent distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate" and "tax equivalent distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

    "Tax equivalent yield" is that yield which a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket (normally assumed to be the maximum tax rate or combined rate). Tax equivalent yield is computed by dividing that portion of the yield which is tax-exempt by one minus the stated income tax rate, and adding the resulting amount to that portion, if any, of the yield which is not tax-exempt.

    "Total return" is based on the overall dollar or percentage change in value of a hypothetical

                                             TAX-EQUIVALENT YIELDS
                                                                       COMBINED FEDERAL AND
                            FEDERAL TAX BRACKETS                      MINNESOTA TAX BRACKETS
TAX-FREE
  YIELDS           28%          31%       36%        39.6%     34.1%     36.9%        41.4%        44.7%
---------------------------------------------------------- ---------------------------------------------
    3.0%         4.17%        4.35%     4.69%        4.97%     4.55%     4.75%        5.12%        5.42%
    3.5%         4.86%        5.07%     5.47%        5.79%     5.31%     5.55%        5.97%        6.33%
    4.0%         5.56%        5.80%     6.25%        6.62%     6.07%     6.34%        6.83%        7.23%
    4.5%         6.25%        6.52%     7.03%        7.45%     6.83%     7.13%        7.68%        8.14%
    5.0%         6.94%        7.25%     7.81%        8.28%     7.59%     7.92%        8.53%        9.04%
    5.5%         7.64%        7.97%     8.59%        9.11%     8.35%     8.72%        9.39%        9.95%
    6.0%         8.33%        8.70%     9.38%        9.93%     9.10%     9.51%       10.24%       10.85%
    6.5%         9.03%        9.42%    10.16%       10.76%     9.86%    10.30%       11.09%       11.75%
---------------------------------------------------------- ---------------------------------------------

    investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.

    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. "Tax equivalent distribution rate" is computed by dividing the portion of the distribution rate (determined as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding to the resulting amount that portion, if any, of the distribution rate which is not tax-exempt. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

    The performance of the Class Y Shares of a Fund will normally be higher than for the Class A and Class B Shares because Class Y Shares are not subject to the sales charges, shareholder servicing, transfer agent and/or dividend disburing expenses applicable to Class A and Class B Shares.

    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.


    SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

    ----------------------------------------------------------------------------
    CASH ITEMS

    The "cash items" in which certain of the Funds may invest, as described under "Investment Objectives and Policies," include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities (including zero-coupon securities); repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.

    ----------------------------------------------------------------------------
    MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

    As described under "Investment Objectives and Policies," Tax Free Fund and Minnesota Tax Free

    Fund invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Prospectus includes short-term municipal notes issued by the states and their political subdivisions.

    MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

    Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which Tax Free Fund and Minnesota Tax Free Fund may invest.

    Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such securities can be expected to fluctuate with changes in prevailing interest rates.

    DERIVATIVE MUNICIPAL SECURITIES. Tax Free Fund and Minnesota Tax Free Fund may also acquire derivative municipal securities, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations.

    The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.

    MUNICIPAL LEASES. Tax Free Fund and Minnesota Tax Free Fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

    Municipal leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

    In light of these concerns, Tax Free Fund and Minnesota Tax Free Fund will adopt and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. These procedures will require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As described below under "-- Investment Restrictions," Tax Free Fund and Minnesota Tax Free Fund are subject to limitations on the percentage of illiquid securities they can hold.

    ----------------------------------------------------------------------------
    TEMPORARY TAXABLE INVESTMENTS

    Tax Free Fund and Minnesota Tax Free Fund may make temporary taxable investments as described under "Investment Objectives and Policies." Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities; (ii) commercial paper rated not less than A-2 by Standard & Poor's or Prime-2 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization;
    (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold. See "-- Repurchase Agreements" below.

    ----------------------------------------------------------------------------
    REPURCHASE AGREEMENTS

    Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor and, in the case of Emerging Markets Fund, Sub-Advisor will monitor the creditworthiness of the firms with which the applicable Funds enter into repurchase agreements.

    ----------------------------------------------------------------------------
    INVERSE FLOATING RATE OBLIGATIONS

    Tax Free Fund and Minnesota Tax Free Fund may invest up to 10% of their total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its income and value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

    ----------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

    ----------------------------------------------------------------------------
    ZERO COUPON SECURITIES

    Adjustable Rate Mortgage Securities Fund, Tax Free Fund and Minnesota Tax Free Fund may invest in zero coupon fixed-income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

    ----------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES

    In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from shareholders' gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of Emerging Markets Fund, the Sub-Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans, which in the case of U.S. Bank Trust National Association, are 40% of the Funds' income from such securities lending transactions.

    ----------------------------------------------------------------------------
    OPTIONS TRANSACTIONS

    The Funds may purchase put and call options. These transactions will be undertaken only for the purpose of reducing risk to the Funds. Depending on the Fund, these transactions may include the purchase of put and call options on equity securities, on stock indices, on interest rate indices or (in the case of Emerging Markets Fund) on foreign currencies. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

    A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

    Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    None of the Funds other than Mid Cap Growth Fund and Emerging Markets Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

    The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

    WRITING OF CALL OPTIONS. The Funds may write (sell) covered call options to the extent specified with respect to particular Funds under "Investment Objectives and Policies." These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of Emerging Markets Fund) on foreign currencies which a Fund owns or has the right to acquire or on interest rate indices.

    When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

    The Funds also may, to the extent specified with respect to particular Funds under "Investment Objectives and Policies," write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings, These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

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    FUTURES AND OPTIONS ON FUTURES

    Emerging Markets Fund, Adjustable Rate Mortgage Securities Fund, Tax Free Fund and Minnesota Tax Free Fund may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." Depending on the Fund, these transactions may include the purchase of stock index futures and options on stock index futures, and the purchase of interest rate futures and options on interest rate futures. In addition, Emerging Markets Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, or foreign currency.

    A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

    A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of Emerging Markets Fund, as part of its management of foreign currency transactions.

    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended. Futures and options on futures transactions will also be limited by regulations of the Commodity Futures Trading Commission.

    Adjustable Rate Mortgage Securities Fund may make investments in Eurodollar instruments in order to attempt to reduce investment risk. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Adjustable Rate Mortgage Securities Funds uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

    Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to Emerging Markets Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

    Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

    ----------------------------------------------------------------------------
    FIXED INCOME SECURITIES

    The fixed income securities in which Mid Cap Growth Fund and Adjustable Rate Mortgage Securities Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "Special Investment Methods -- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

    The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

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    FOREIGN SECURITIES

    IN GENERAL. Under normal market conditions Emerging Markets Fund invests at least 65% of its total assets in equity securities which trade in foreign emerging markets. In addition, Mid Cap

    Growth Fund may invest lesser proportions of its assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

    Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

    In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

    EMERGING MARKETS. Emerging Markets Fund may invest in securities issued by governmental and corporate issuers that are located in emerging market countries. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging market countries are typically subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

    AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Emerging Markets Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

    Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

    ----------------------------------------------------------------------------
    FOREIGN CURRENCY TRANSACTIONS

    Emerging Markets Fund may invest in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Emerging Markets Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

    Emerging Markets Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date certain at a specified price. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

    Emerging Markets Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. It may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. Emerging Markets Fund also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Sub-Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Advisor's view regarding future exchange rates proves to have been incorrect, Emerging Markets Fund may realize losses on its foreign currency transactions.

    Emerging Markets Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

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    ADJUSTABLE RATE MORTGAGE SECURITIES

    Adjustable Rate Mortgage Securities Fund may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

    ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

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    MORTGAGE-BACKED SECURITIES

    Adjustable Rate Mortgage Securities Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates, private pass-through securities or collateralized mortgage obligations ("CMOs"), as described below.

    Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

    Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHMLC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

    The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

    CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Adjustable Rate Mortgage Securities Fund will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Fund may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.

    It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only, principal-only and inverse interest-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate and inverse interest-only CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

    ----------------------------------------------------------------------------
    ASSET-BACKED SECURITIES

    Adjustable Rate Mortgage Securities Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

    ----------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS

    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

    ----------------------------------------------------------------------------
    PORTFOLIO TURNOVER

    Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Advisor, and in the case of Emerging Markets Fund, the Sub-Advisor. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.

    ----------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS

    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

    *   None of the Funds will make short sales of securities.

    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Markets Fund, as may be necessary to make margin payments in connection with foreign currency futures and other derivatives transactions.

    * Tax Free Fund will not invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). Neither Tax Free Fund nor Minnesota Tax Free Fund will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing; (vii) hospitals; (viii) nursing homes; (ix) street development and repair; (x) toll roads; (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

    As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.
    Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

    INFORMATION CONCERNING COMPENSATION PAID TO U.S. BANK NATIONAL ASSOCIATION AND OTHER AFFILIATES

    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:

    Investment advisory services -- see "Management-Investment Advisor"

    Custodian services -- see "Management-Custodian"

    Sub-administration -- see "Management-Administrator"

    Shareholder servicing -- see "Distributor"

    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Adviser
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

FAIF-1502 (7/98) I

                                                                     Appendix XI


               MANAGEMENT OF FAIF FUNDS AFTER THE REORGANIZATION

     This Appendix provides a list of the portfolio managers for the Piper Funds and the FAIF Funds prior to the Reorganization and the portfolio managers of the FAIF Funds after the Reorganization. Please note that the list of portfolio managers for the FAIF Funds after the Reorganization is tentative and is subject to change.


                       Current                                     Current           Portfolio
                      Portfolio            Acquiring First         Portfolio       Managers After
     Piper Fund       Manager(s)            American Fund         Manager(s)      Fund Combination
     ----------       ----------            -------------         ----------      ----------------



Adjustable Rate       Thomas McGlinch        Adjustable Rate     N/A               Thomas McGlinch
Mortgage Securities   Wan-Chong Kung         Mortgage Securities                   Wan-Chong Kung
Fund                                         Fund ("shell" fund)                   Mark Green

Intermediate Bond     Bruce Salvog           Intermediate Term   Martin Jones      Martin Jones
Fund                  David Steele           Income Fund         Lucille Rehkamp   Lucille Rehkamp
                                                                 Mark Green        Mark Green
                                                                                   Bruce Salvog
                                                                                   David Steele

Government Income     Bruce Salvog           Fixed Income Fund   Martin Jones      Martin Jones
Fund                  David Steele                               Lucille Rehkamp   Lucille Rehkamp
                                                                 Mark Green        Mark Green
                                                                                   Bruce Salvog
                                                                                   David Steele

National Tax-         Ronald Reuss           Tax Free Fund       N/A               Ronald Reuss
Exempt Fund           Douglas White                                                Douglas White

Minnesota Tax-        Ronald Reuss           Minnesota Tax Free  N/A               Ronald Reuss
Exempt Fund           Douglas White          Fund                                  Douglas White

Balanced Fund         Steven Markusen        Balanced Fund       James Doak        James Doak
                      Bruce Salvog                               John Murphy       John Murphy
                      David Steele                               James Rovner      James Rovner
                      Paul Dow                                   Albin Dubiak      Albin Dubiak
                                                                 Roland Whitcomb   Roland Whitcomb
                                                                 Kevin Shields     Kevin Shields
                                                                 John Twele        John Twele
                                                                 Martin Jones      Martin Jones
                                                                 Lucille Rehkamp   Lucille Rehkamp
                                                                 Mark Green        Mark Green
                                                                                   Paul Dow
                                                                                   Brent Mellum
                                                                                   Bruce Salvog
                                                                                   David Steele



                       Current                                     Current           Portfolio
                      Portfolio            Acquiring First         Portfolio       Managers After
     Piper Fund       Manager(s)            American Fund         Manager(s)      Fund Combination
     ----------       ----------            -------------         ----------      ----------------


Growth and Income     Steven Markusen        Large Cap           James Doak        James Doak
Fund                  Brent Mellum           Value               John Murphy       John Murphy
                      Paul Dow                                   James Rovner      James Rovner
                                                                 Albin Dubiak      Albin Dubiak
                                                                 Roland Whitcomb   Roland Whitcomb
                                                                 Kevin Shields     Kevin Shields
                                                                 John Twele        John Twele
                                                                                   Paul Dow
                                                                                   Brent Mellum


Growth Fund           Steven Markusen        Large Cap           Gerry Bren        Gerry Bren
                      Mary Baniak            Growth              James Doak        James Doak
                      Jeff Johnson                               Cori Johnson      Cori Johnson
                      David Luebke                               John Murphy       John Murphy
                      Brent Mellum                               Glenn Johnson     Glenn Johnson
                                                                                   Steven Markusen
                                                                                   Paul Dow
                                                                                   Jeff Johnson
                                                                                   Dan Zarling
                                                                                   Mark Kelliher

Emerging Growth       Sandra Shrewsbury      Mid Cap             N/A               Sandra Shrewsbury
Fund                  Adam Benson            Growth                                Adam Benson
                      Joyce Halbe                                                  Joyce Halbe
                      Mary Hoyme                                                   Mary Hoyme
                      Timothy McSweeney                                            Timothy McSweeney
                      Jill Thompson                                                Jill Thompson

Small Company         Sandra Shrewsbury      Small Cap           Albin Dubiak      Sandra Shrewsbury
Growth Fund           Adam Benson            Growth              Gerry Bren        Adam Benson
                      Joyce Halbe                                Douglas Rose      Joyce Halbe
                      Mary Hoyme                                 Robert Buss       Mary Hoyme
                      Timothy McSweeney                          Anthony Hipple    Timothy McSweeney
                      Jill Thompson                              Frank Magdlen     Jill Thompson

Pacific-European      Edinburgh Fund         International Fund  Marvin & Palmer   Marvin & Palmer
Growth Fund           Managers plc                               Associates, Inc.  Associates, Inc.
                      (subadviser)                               (subadviser)      (subadviser)

Emerging Markets      Edinburgh Fund         Emerging Markets    N/A               Marvin & Palmer
Growth Fund           Managers plc           Fund                                  Associates, Inc.
                      (subadviser)                                                 (subadviser)



                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                               dated ______, 1998

                       Proposed Acquisition of Assets of

          SMALL COMPANY GROWTH FUND, EMERGING GROWTH FUND, GROWTH FUND,
         GROWTH AND INCOME FUND, BALANCED FUND, GOVERNMENT INCOME FUND, INTERMEDIATE BOND FUND, NATIONAL TAX-EXEMPT FUND, MINNESOTA TAX-EXEMPT FUND
                                    Series of
                                PIPER FUNDS INC.

                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                                   A Series of
                               PIPER FUNDS INC.-II

          PACIFIC-EUROPEAN GROWTH FUND AND EMERGING MARKETS GROWTH FUND
                                    Series of
                             PIPER GLOBAL FUNDS INC.
                             222 South Ninth Street
                        Minneapolis, Minnesota 55402-3804
                                 1-800-866-7778

                        By and in Exchange for Shares of


       SMALL CAP GROWTH FUND, MID CAP GROWTH FUND, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND, BALANCED FUND, FIXED INCOME FUND, INTERMEDIATE TERM
      INCOME FUND, TAX FREE FUND, MINNESOTA TAX FREE FUND, ADJUSTABLE RATE MORTGAGE SECURITIES FUND, INTERNATIONAL FUND AND EMERGING MARKETS FUND
                                  Portfolios of
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            Oaks, Pennsylvania 19456
                                 1-800-637-2548

      This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets and the assumption of all liabilities of the Small Company Growth Fund, Emerging Growth Fund, Growth Fund, Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund, National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each a separately managed series of Piper Funds Inc.; Pacific-European Growth Fund and Emerging Markets Growth Fund, each a separately managed series of Piper Global Funds Inc.; and Adjustable Rate Mortgage Securities Fund, a separately managed series of Piper Funds Inc-II ("Piper Funds"), by the Small Cap Growth Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Fixed Income Fund, Intermediate Term Income Fund, Tax Free Fund, Minnesota Tax Free Fund, Adjustable Rate Mortgage Securities Fund, International Fund and Emerging Markets Fund ("FAIF Funds"), each a separately managed series of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of capital stock of the FAIF Funds having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Piper Funds and (b) the liquidation of the Piper Funds and the pro rata distribution of the Piper Fund shares to FAIF Fund shareholders. This Statement of Additional Information consists of this cover page, the preliminary Statement of Additional Information of FAIF relating to the Adjustable Rate Mortgage Securities Fund, Tax Free Fund, Minnesota Tax Free Fund, Mid Cap Growth Fund and Emerging Markets Fund, which is attached as Appendix A to this Statement of Additional Information, the pro forma combined financial statements reflecting the accounts of the Piper Funds and the corresponding FAIF Funds dated September 30, 1997, which are attached hereto as Appendix B, and the following documents, each of which is incorporated by reference herein:

      1. Statement of Additional Information of FAIF dated January 31, 1998, containing information concerning the Large Cap Value Fund, Equity Index Fund, Intermediate Term Income Fund and Fixed Income Fund.


      2. Statement of Additional Information of Small Company Growth Fund, Emerging Growth Fund, Growth Fund, Growth and Income Fund and Balanced Fund, series of Piper Funds Inc., dated November 24,1997.

      3. Statement of Additional Information of Government Income Fund and Intermediate Bond Fund, series of Piper Funds Inc., and Adjustable Rate Mortgage Securities Fund, a series of Piper Funds Inc.-II, dated November 24,1997.


      4. Statement of Additional Information of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, series of Piper Funds Inc., dated November 24, 1997.

      5. Statement of Additional Information of Piper Global Funds Inc. dated November 24,1997.

      6.    Annual report of FAIF for the fiscal year ended September 30, 1997.

      7. Annual report of Piper Funds Small Company Growth Fund, Emerging Growth Fund and Growth Fund for the fiscal year ended September 30, 1997.

      8. Annual report of Piper Funds National Tax-Exempt Fund and Minnesota Tax-Exempt Fund for the fiscal year ended September 30, 1997.

      9. Annual report of Piper Funds Emerging Markets Growth Fund and Pacific-European Growth Fund for the fiscal year ended September 30, 1997.

      10. Annual Report of Piper Funds Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund for the fiscal year ended September 30, 1997.

      11. Annual Report of Piper Funds Growth and Income Fund and Balanced Fund for the fiscal year ended September 30, 1997.

      12. Financial Statements required by Form N-14, Item 14 (to the extent not included in Items 5, 6, 7, 8, 9, 10 and 11 above).

This Statement of Additional Information is not a prospectus. The Prospectus/ Proxy Statement dated the date hereof relating to the above-referenced transaction may be obtained without charge by writing or calling Piper Funds or FAIF at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/ Proxy Statement.

                                                                      APPENDIX A


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED __________, 1998

         MID CAP GROWTH FUND                         TAX FREE FUND
         EMERGING MARKETS FUND                       MINNESOTA TAX FREE FUND
         ADJUSTABLE RATE MORTGAGE SECURITIES FUND    STRATEGIC INCOME FUND

         This Statement of Additional Information relates to the Class A and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). In addition, this Statement of Additional Information relates to the Class B Shares of Mid Cap Growth Fund, Emerging Markets Fund and Strategic Income Fund. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated __________, 1998. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of a Prospectus, write or call the Funds' distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (800) 637-2548. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION ...................................................   2

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS ....................   3
   SHORT-TERM INVESTMENTS .............................................   3
   REPURCHASE AGREEMENTS ..............................................   3
   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS ......................   4
   MORTGAGE DOLLAR ROLLS ..............................................   4
   LENDING OF PORTFOLIO SECURITIES ....................................   4
   OPTIONS TRANSACTIONS ...............................................   4
   FUTURES AND OPTIONS ON FUTURES .....................................   5
   EURODOLLAR INSTRUMENTS .............................................   6
   INTEREST RATE TRANSACTIONS .........................................   6
   FOREIGN SECURITIES .................................................   7
   FOREIGN CURRENCY TRANSACTIONS ......................................   7
   MORTGAGE-BACKED SECURITIES .........................................   8
   DERIVATIVE MUNICIPAL SECURITIES ....................................   9
   DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE ..................  10
   U.S. TREASURY INFLATION-PROTECTION SECURITIES ......................  11
   SPECIAL FACTORS AFFECTING MINNESOTA TAX FREE FUND ..................  12
   CFTC INFORMATION ...................................................  13

INVESTMENT RESTRICTIONS ...............................................  13

DIRECTORS AND EXECUTIVE OFFICERS ......................................  16
   DIRECTORS ..........................................................  16
   EXECUTIVE OFFICERS .................................................  16
   COMPENSATION .......................................................  18

INVESTMENT ADVISORY AND OTHER SERVICES ................................  19
   INVESTMENT ADVISORY AGREEMENT ......................................  19
   SUB-ADVISORY AGREEMENT FOR EMERGING MARKETS FUND AND
      STRATEGIC INCOME FUND ...........................................  19
   ADMINISTRATION AGREEMENT ...........................................  20
   DISTRIBUTOR AND DISTRIBUTION PLANS .................................  20
   CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS ....................  22

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE ....................  22

CAPITAL STOCK .........................................................  24

NET ASSET VALUE AND PUBLIC OFFERING PRICE .............................  24

FUND PERFORMANCE ......................................................  24
   SEC STANDARDIZED PERFORMANCE FIGURES ...............................  24
   NON-STANDARD DISTRIBUTION RATES ....................................  26
   CERTAIN PERFORMANCE COMPARISONS ....................................  26

TAXATION ..............................................................  26

RATINGS ...............................................................  30
   RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL
      BONDS ...........................................................  30
   RATINGS OF PREFERRED STOCK .........................................  32
   RATINGS OF MUNICIPAL NOTES .........................................  32
   RATINGS OF COMMERCIAL PAPER ........................................  33
   BEST'S RATING SYSTEM FOR INSURANCE COMPANIES  ......................  33

                     SUBJECT TO COMPLETION --

         INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                               GENERAL INFORMATION

            First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

            FAIF is organized as a series fund and currently issues its shares in 30 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds."

            Shareholders may purchase shares of each Fund through three separate classes, Class A, Class B (Mid Cap Growth Fund, Emerging Markets Fund and Strategic Income Fund only) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A and Class B Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

            FAIF has prepared and will provide Prospectuses relating to the Class A and Class Y Shares of Funds, and the Class B Shares of Mid Cap Growth Fund, Emerging Markets Fund and Strategic Income Fund. These Prospectuses can be obtained by calling or writing SEI Investments Distribution Co., at the address and telephone number set forth on the cover of this Statement of Additional Information. This Statement of Additional Information relates both to the Class A and Class B Shares Prospectuses and to the Class Y Shares Prospectuses for the Funds. It should be read in conjunction with the applicable Prospectus.

            The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

            The investment objectives, policies and restrictions of the Funds are set forth in their respective Prospectuses. Additional information concerning the investments which may be made by the Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth below under the caption "Investment Restrictions."

SHORT-TERM INVESTMENTS

            Most of the Funds can invest in a variety of short-term instruments which are specified in the respective Prospectuses. Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by Securities and Exchange Commission exemptive order relief obtained by them. A brief description of certain kinds of short-term instruments follows:

            COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

            BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

            VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser or Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

            The Funds may invest in repurchase agreements to the extent specified in their respective Prospectuses. The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

            In addition, Strategic Income Fund, although it currently does not do so, may engage in reverse repurchase agreement transactions. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

            When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its assets.

MORTGAGE DOLLAR ROLLS

            In connection with their ability to purchase securities on a when-issued or forward commitment basis, Strategic Income Fund may enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Strategic Income Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend on the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

            For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the purchase of a security and a separate transactions involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

LENDING OF PORTFOLIO SECURITIES

            When a Fund lends portfolio securities, it must receive 100% collateral as described in the Prospectuses. This collateral must be valued daily by the Adviser or Sub-Adviser and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


            U.S. Bank National Association, the Funds' custodian and an affiliate of their Adviser, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in a Securities and Exchange Commission exemptive order permitting U.S. Bank to provide such services and receive such compensation.


OPTIONS TRANSACTIONS

            OPTIONS ON SECURITIES. To the extent specified in the Prospectuses, Funds may purchase put and call options on securities and may write covered call options on securities which they own or have the right to acquire. A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

            The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

            OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

            OPTIONS ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

FUTURES AND OPTIONS ON FUTURES

            As discussed in the Prospectuses, certain of the Funds may enter into futures contracts and may purchase options on futures contracts of various types. These investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The types of futures and options on futures which particular Funds may utilize are described in the applicable Prospectuses.

            At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

            A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

EURODOLLAR INSTRUMENTS

            Adjustable Rate Mortgage Securities Fund may make investments in Eurodollar instruments in order to attempt to reduce investment risk. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Adjustable Rate Mortgage Securities Fund uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

INTEREST RATE TRANSACTIONS

            Adjustable Rate Mortgage Securities Fund may purchase or sell interest rate caps and floors to preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The aggregate purchase price of caps and floors held by Adjustable Rate Mortgage Securities Fund may not exceed 5% of the Fund's total assets. Adjustable Rate Mortgage Securities Fund may sell,, I.E., write, caps and floors without limitation, subject to the segregated account requirement described below. The Fund does not intend to use these transactions for speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments or interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

            Adjustable Rate Mortgage Securities Fund may enter into interest rate caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. To the extent the Fund sells caps and floors, it will maintain in a segregated account cash or high quality liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. Adjustable Rate Mortgage Securities Fund will not enter into any interest rate cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Standard & Poor's or Moody's or is comparably rated by any other nationally recognized statistical rating organization. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Interest rate caps and floors are somewhat recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than many other investments.

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FOREIGN SECURITIES

            As described in the applicable Prospectuses, under normal market conditions Emerging Markets Fund invests principally in foreign securities, and certain other Funds, including Strategic Income Funds, may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts. In addition, Strategic Income Fund may invest proportions of their assets in foreign securities which are not publicly traded in the United States.

            Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund or Strategic Income Fund are uninvested. In addition, settlement problems could cause Emerging Markets Fund or Strategic Income Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

            As described in the applicable Prospectuses, Emerging Markets Fund and Strategic Income Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

            FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Emerging Markets Fund and Strategic Income Fund will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Funds will comply with applicable Securities and Exchange Commission announcements requiring each Fund to segregate assets to cover the Fund's commitments with respect to such contracts. At the present time, these announcements generally require a Fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a Fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. The Funds generally will not enter into a forward contract with a term longer than one year.

            FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, Emerging Markets Fund and Strategic Income Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

            FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

            A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect Emerging Markets Fund and Strategic Income Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

            As described in the applicable Prospectuses, Adjustable Rate Mortgage Securities Fund and Strategic Income Fund also invest in mortgage-backed securities. Each of these Funds will invest only in mortgage-backed securities which are Agency Pass-Through Certificates, private pass-through securities or collateralized mortgage obligations ("CMOs"), as defined and described in those Prospectuses.

            Agency Pass-Through Certificates are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

            FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

            FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

            The residential mortgage loans evidenced by Agency Pass-Through Certificates, private pass-through securities and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Thus, each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

            As stated in the applicable Prospectuses, CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For example:

            * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

            * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

            * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

            * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

            * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

            * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

DERIVATIVE MUNICIPAL SECURITIES

            Tax Free Fund and Minnesota Tax Free Fund (the "Tax Free Funds") may also acquire derivative municipal securities, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, custodial receipts in which the Funds will invest will be accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts. See "Taxation."

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

            As described in the applicable Prospectuses, certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or are unrated but deemed of comparable quality by the Adviser or Sub-Adviser. There are no minimum rating requirements for these investments by Strategic Income Fund. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." The limitations on investments by these Funds in less than investment grade convertible debt obligations are set forth in the applicable Prospectuses.

            Purchases of less than investment grade corporate debt obligations generally involve greater risks than purchases of higher rated obligations. Less than investment grade debt obligations are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of such obligations may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

            Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

            In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

            Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on the Adviser's own credit analysis than is the case with investment grade obligations.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

            To the extent they may invest in fixed-income securities, certain Funds, may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non- seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

            The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

            The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

            Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

            The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

            Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

            Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value.

STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

SPECIAL FACTORS AFFECTING MINNESOTA TAX FREE FUND

            As described in the Prospectuses relating to Minnesota Tax Free Fund, except during temporary defensive periods, this Fund will invest most of its total assets in Minnesota municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Minnesota municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

            MINNESOTA FISCAL CONDITION. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

            Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.


            The Minnesota Department of Finance February 1998 Forecast projected that, under then current law, the State would complete its current biennium June 30, 1999 with a more than $1 billion surplus, plus a $350 million cash flow account balance, plus a $522 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $20.6 billion.

            The 1998 Legislature, however, adopted various tax cuts, spending increases, and other budgetary changes. As a result, the Department of Finance now estimates that the State will complete the June 30, 1999 biennium with an unrestricted balance of approximately $35 million, plus a $350 million cash flow account balance, plus a $613 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $21.5 billion.


            The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

            State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of Minnesota, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

            There can be no assurance that Minnesota's economy and fiscal condition will not materially change in the future or that future difficulties will not occur. Economic difficulties and the resultant impact on state and local government finances may adversely affect the market value of obligations in the portfolio of Minnesota Tax Free Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

CFTC INFORMATION

            The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.


                             INVESTMENT RESTRICTIONS

            In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

            None of the Funds will:

            1. Except for Tax Free Fund and Minnesota Tax Free Fund (collectively, the "Tax Free Funds"), invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry.
                  None of the Tax Free Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems; (vi) housing;
                  (vii) hospitals; (viii) nursing homes; (ix) street development and repair; (x) toll roads; (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of the Tax Free Funds, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

            2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

            3. Borrow money, except from banks for temporary or emergency purposes. Notwithstanding the foregoing, Strategic Income Fund may engage in reverse repurchase agreement transactions. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

            4.    Make short sales of securities.

            5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Markets Fund and Strategic Income Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

            6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

            7. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that Adjustable Rate Mortgage Securities Fund and Strategic Income Fund may invest in mortgage-backed securities.

            8. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

            9. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

            The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote. None of the Funds will:

            10. Invest more than 15% of its net assets in all forms of illiquid investments.

            11.   Invest for the purpose of exercising control or management.

            12. Purchase or sell real estate limited partnership interests (other than, in the case of Adjustable Rate Mortgage Securities Fund and Strategic Income Fund, publicly traded real estate limited partnership interests or REITS), or oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies which invest in or hold the foregoing.

            13. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) the Tax Free Funds may purchase shares of open-end investment companies investing primarily in municipal obligations with remaining maturities of 13 months or less;
                  (b) Emerging Markets Fund and Strategic Income Fund may purchase shares of open-end investment companies which invest in permitted investments for such Funds; (c) each of Mid Cap Growth Fund, Emerging Markets Fund, Adjustable Rate Mortgage Securities Fund and Strategic Income Fund may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and (d) all Funds may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets.

            14. Invest in foreign securities, except that Mid Cap Growth Fund may invest may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts; and (c) Emerging Markets Fund and Strategic Income Fund may invest in foreign securities without limitation.

            15. Except for Emerging Markets Fund and Strategic Income Fund, invest in warrants; provided, that the other Funds except for the Tax Free Funds may invest in warrants in an amount not exceeding 5% of a Fund's net assets. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

            For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Adviser. For example, an asset-backed security known as "Money Store 94D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                        DIRECTORS AND EXECUTIVE OFFICERS

            The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

DIRECTORS

            Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAIF since September 1994 and of First American Funds, Inc. ("FAF") since December 1994 and of First American Strategy Funds, Inc. ("FASF") since June 1996; Chairman (1989-1993) and Chief Executive Officer (1993- present), Okabena Company (private family investment office). Age: 54.

            Roger A. Gibson, 1020 15th Street, Suite 41A, Denver, Colorado 80202: Director of FAF, FAIF and FASF since October 1997; Vice President of North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President, Customer Service for United Airlines in the West Region in San Francisco, California and the Mountain Region in Denver, Colorado; employed at United Airlines since 1967. Age: 51.

            Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and management services company, since 1975. Age: 49.

            Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAIF and FAF since November 1993 and of FASF since June 1996; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

            * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 62.

            Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991 and of FASF since June 1996; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age:
56.

            Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987 and of FAF since April 1991 and of FASF since June 1996; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 52.

EXECUTIVE OFFICERS

            Kathryn Stanton, SEI Investments Company, Oaks, Pennsylvania 19456:
Acting President, Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 37.

            Carmen V. Romeo, SEI Investments Company, Oaks, Pennsylvania 19456:
Treasurer and Assistant Secretary of FAIF and FAF since November 1992 and of FASF since June 1996; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Investments Company ("SEI"),

SEI Investments Management Corporation (the "Administrator") and the Distributor since 1981. Age: 52.

            Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor. Age: 36.

            Sandra K. Orlow, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since 1992 and of FASF since June 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983. Age: 40.

            Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Strawn from 1991 to 1994. Age: 31.

            Michael G. Beattie, SEI Investments Company, Oaks, Pennsylvania 19456: Controller of FAIF, FAF and FASF since December 1997; Associate Director, Funds Accounting, SEI Investments Company since July 1997; prior to his current position, served most recently as Fund Accounting Manager of SEI (from 1993 to 1997); Registered Representative, First Investors Corporation from 1988 to 1990.
Age: 32


            Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor each since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 33

            Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor since 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1991 to 1995. Age: 49.


            Kathy Heilig, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF, and Treasurer of the SEI Investments Company since 1997; Assistant Controller of SEI Investments Company from 1995 to 1997; and Vice President of SEI Investments Company from 1991 to 1995. Age: 39.

            Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402: Secretary of FAIF since April 1991 and of FAF since 1981 and of FASF since June 1996; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 52.

COMPENSATION

            The First American Family of Funds, which includes FAIF, FAF and FASF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,000 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,000 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF and FASF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF and FASF collectively (column 5) during the fiscal year ended September 30, 1997. No executive officer or affiliated person of FAIF had aggregate compensation from FAIF in excess of $60,000 during such fiscal year:

               (1)                        (2)                    (3)                    (4)                  (5)
                                                                                                     Total Compensation
                                       Aggregate        Pension or Retirement        Estimated       From Registrant and
             Name of                 Compensation        Benefits Accrued as      Annual Benefits       Fund Complex
        Person, Position            From Registrant     Part of Fund Expenses     Upon Retirement     Paid to Directors
        -----------------           ---------------     ---------------------     ---------------     -----------------
Robert J. Dayton, Director              $12,632                  -0-                    -0-                $33,500

Roger A. Gibson, Director *                 -0-                  -0-                    -0-                    -0-

Andrew M. Hunter III, Director           $9,046                  -0-                    -0-                $23,250

Leonard W. Kedrowski, Director          $12,291                  -0-                    -0-                $32,700

Robert L. Spies, Director                $9,331                  -0-                    -0-                $24,050

Joseph D. Strauss, Director             $14,974                  -0-                    -0-                $39,925

Virginia L. Stringer, Director          $15,254                  -0-                    -0-                $39,925


---------------
*     Not a director during the fiscal year ended September 30, 1997.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

            U.S. Bank National Association (the "Adviser"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment adviser and manager of the Funds through its First American Asset Management group. The Adviser is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Adviser is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five banks and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At December 31, 1997, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $71 billion, consolidated deposits of $48 billion and shareholders' equity of $6 billion.

            Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), the Funds engage the Adviser to act as investment adviser for and to manage the investment of the assets of the Funds. Each Fund pays the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets except, in the case of Emerging Markets Fund, 1.25% of the Fund's average daily net assets. The Advisory Agreement requires the Adviser to provide FAIF with all necessary office space, personnel and facilities necessary and incident to the Adviser's performance of its services thereunder. The Adviser is responsible for the payment of all compensation to personnel of FAIF and the officers and directors of FAIF, if any, who are affiliated with the Adviser or any of its affiliates.

            In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Adviser or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

            Because the Funds were not in operation prior to the date hereof, no advisory fees were paid in fiscal year ended September 30, 1997.

SUB-ADVISORY AGREEMENT FOR EMERGING MARKETS FUND AND STRATEGIC INCOME FUND

            Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") is sub-adviser for Emerging Markets Fund under an agreement with the Adviser (the "Marvin & Palmer Sub-Advisory Agreement"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, Marvin & Palmer managed a total of $4.6 billion in investments for 53 institutional investors. Pursuant to the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is responsible for the investment and reinvestment of Emerging Markets Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is required, among other things, to report to the Adviser or the Board regularly at such times and in such detail as the Adviser or the Board may from time to time request in order to permit the Adviser and the Board to determine the adherence of Emerging Markets Fund to its investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreement also requires Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer 's performance of its services under the Marvin & Palmer Sub-Advisory Agreement.

            For its services under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is paid a monthly fee by the Adviser calculated on an annual basis equal to 0.85% of the first $100 million of

International Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.


         Federated Investment Counseling, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 and Federated Global Research Corp., 175 Water Street, New York, New York 10038-4965 (collectively, the "Sub-Advisers"), each subsidiaries of Federated Investors ("Federated") are sub-advisers for Strategic Income Fund under an agreement with the Adviser (the "Federated Sub-Advisory Agreement"). Federated Investment Counseling, which is a Delaware business trust, and Federated Global Research Corp., which is a Delaware corporation, are each registered investment advisers under the 1940 Act. As of March 31, 1998, Federated Investment Counseling, Federated Global Research Corp. and such other subsidiaries of Federated rendered investment advice regarding over $1.26 billion of assets. Pursuant to the Federated Sub-Advisory Agreement, Federated Investment Counseling is responsible for investment of the domestic high yield portion of Strategic Income Fund's assets and Federated Global Research Corp. is responsible for the investment of the foreign investments of Strategic Income Fund. Under the Federated Sub-Advisory Agreement, the Sub-Advisers are required, among other things, to report to the Adviser or the Board regularly at such times and in such detail as the Adviser or the Board may from time to time request in order to permit the Adviser and the Board to determine the adherence of Strategic Income Fund to its investment objectives, policies and restrictions. The Federated Sub-Advisory Agreement also requires the Sub-Advisers to provide all office space, personnel and facilities necessary and incident to the Sub-Adviser's performance of their services under the Federated Sub-Advisory Agreement.

         For their services under the Sub-Advisory Agreement, each of the Sub-Advisers is paid a monthly fee by the Adviser calculated on an annual basis equal to 0.20% of the first $25 million of the Fund's average daily net assets, 0.165% of the Fund's average daily net assets in excess of $25 million up to $50 million, 0.13% of the Fund's average daily net assets in excess of $50 million up to $100 million and 0.105% of the Fund's average daily net assets in excess of $100 million.


ADMINISTRATION AGREEMENT

            SEI Investments Management Corporation (the "Administrator") serves as administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' distributor. See "-- Distributor and Distribution Plans" below. Under the Administration Agreement, the Administrator provides administrative personnel and services to the Funds for a fee as described in the Funds' Prospectuses. These services include, among others, regulatory reporting, fund and portfolio accounting, shareholder reporting services, and compliance monitoring services.

            The Funds have approved the appointment of the Adviser as a sub-administrator (the "Sub- Administrator") effective January 1, 1998. It is contemplated that the Sub-Administrator will assist the Administrator in the performance of administrative services for the Funds.

            Because the Funds were not in operation before the date hereof, no administrative fees were paid in fiscal year ended September 30, 1997.

DISTRIBUTOR AND DISTRIBUTION PLANS

            SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the Class A, Class B and Class Y Shares of the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Administration Agreement" above.

            The Distributor serves as distributor for the Class A and Class Y Shares pursuant to a Distribution Agreement dated [February 10, 1994] (the "Class A/Class Y Distribution Agreement") between itself and the Funds , and as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated [August 1, 1994, as amended September 14, 1994] (the "Class B Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

            Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A and Class B Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

            The Distributor receives no compensation for distribution of the Class Y Shares. With respect to the Class A Shares, the Distributor receives all of the front-end sales charges paid upon purchase of the Funds' shares except for a portion (as disclosed in the Prospectuses) which may be re-allowed to Participating Institutions. The Class A Shares of each Fund also pay a shareholder servicing fee to the Distributor monthly at the annual rate of 0.25% of each Fund's Class A average daily net assets, which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares of the kinds described in the Class A and Class B Shares Prospectuses.

            The Funds which offer Class B Shares pay to the Distributor a sales support fee at an annual rate of 0.75% of the average daily net assets of the Class B Shares of such Fund, which fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to the Class B Shares. This fee is calculated and paid each month based on average daily net assets of Class B of each Fund for that month. In addition to this fee, the Distributor is paid a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares of a Fund of the kinds described in the Class A and Class B Shares Prospectuses. Although Class B Shares are sold without a front-end sales charge, the Distributor pays a total of 4.25% of the amount invested (including a pre-paid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family). The servicing fee payable under the Class B Service Plan is prepaid as described above.

            The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such Plans.

            FAIF has adopted Plans of Distribution with respect to the Class A and Class B Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A and Class B Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The Class B Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B Shares, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class B Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Adviser at any time.

            Because the Funds were not in operation prior to the date hereof, no Rule 12b-1 fees were paid in fiscal year ended September 30, 1997.

            The Distributor received no sales charges for fiscal year ended September 30, 1997.

CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS


            The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB.


            The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, as described in the Prospectuses for Emerging Markets Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

            As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% of such Fund's (except Emerging Markets Fund) average daily net assets and, in the case of Emerging Markets Fund, 0.10% of the Funds average daily net assets. Sub-custodian fees with respect to Emerging Markets Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

            DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105, is transfer agent and dividend disbursing agent for the shares of the Funds.

            Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent General Counsel for the Funds.

            KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Funds' independent auditors, providing audit services including audits of the annual financial statements.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

            Decisions with respect to placement of the Funds' portfolio transactions are made by the Adviser, in the case of Strategic Income Fund, Federated, or in the case of Emerging Markets Fund, Marvin & Palmer. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Adviser, Federated or Marvin & Palmer may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Adviser, Federated or Marvin & Palmer to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

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            While the Adviser does not deem it practicable and in the Funds'
best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Adviser to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

            It is expected that Emerging Markets Fund and Strategic Income Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

            Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

            Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Adviser, Federated or Marvin & Palmer may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purpose for consideration, analysis and evaluation by the staff of the Adviser, Federated or Marvin & Palmer. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

            Research services that may be received by the Adviser, Federated or Marvin & Palmer would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Adviser, Federated or Marvin & Palmer to supplement its own investment research activities and enable the Adviser, Federated or Marvin & Palmer to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Adviser, Federated or Marvin & Palmer would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Adviser, Federated or Marvin & Palmer in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Adviser, Federated or Marvin & Palmer in performing services for the Funds. The Adviser, Federated or Marvin & Palmer determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

            The Adviser, Federated or Marvin & Palmer have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Adviser, Federated or Marvin & Palmer, except as noted below. The Adviser, Federated or Marvin & Palmer may, from time to time, maintain an informal list of brokers and dealers that will be

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used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Adviser, Federated or Marvin & Palmer with research services, which the Adviser, Federated or Marvin & Palmer anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Adviser, Federated or Marvin & Palmer would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Adviser, Federated or Marvin & Palmer determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser, Federated or Marvin & Palmer with respect to the Funds.

            The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

            When two or more clients of the Adviser, Federated or Marvin & Palmer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser, Federated or Marvin & Palmer to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.


                                  CAPITAL STOCK

            As of April 14, 1998, no shares of the Funds were outstanding.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

            The method for determining the public offering price of the shares of a Fund is summarized in the Class A Shares Prospectus under the captions "Investing in the Funds" and "Determining the Price of Shares" and in the Class Y Shares Prospectus under the caption "Purchases and Redemptions of Shares." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") and federally-chartered banks are open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

            As of April 14, 1998, the Funds had not commenced operations.


                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

            YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period.

            Because the Funds were not in operation prior to the date hereof, yield information is not available.

Yield figures were determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                Yield  =  2 [((a - b) / cd) + 1)(6th power) - 1]

                Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                        c = average daily number of shares outstanding during
                            the period that were entitled to receive dividends
                        d = maximum offering price per share on the last day of
                            the period

            TAX EQUIVALENT YIELD FOR TAX FREE FUNDS. Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket. The tax equivalent yield for each Tax Free Fund is computed by dividing that portion of such Fund's yield (computed as described above) that is tax exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such Fund's yield that is not tax exempt. Because Tax Free Fund and Minnesota Tax Free Fund were not in operation prior to the date hereof, information on tax equivalent yield information is not available for such Funds.

            TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Fund average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

            AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P(1 + T)(nth power)  =  ERV

                Where:    P   = a hypothetical initial payment of $1,000
                          T   = average annual total return
                          n   = number of years
                          ERV = ending redeemable value at the end of the period
                                of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

            CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                CTR     =  ((ERV - P) / P ) 10

                Where:  CTR = cumulative total return
                        ERV = ending redeemable value at the end of, the period
                              of a hypothetical $1,000 payment made at the
                              beginning of such period; and
                        P   = initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

            Because the Funds were not in operation prior to the date hereof, information on average annual return and aggregate total returns is not available.

NON-STANDARD DISTRIBUTION RATES

            HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. Because the Funds were not in operation prior to the date hereof, no information on historical annualized distribution rates is available.

            ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. Because the Funds were not in operation prior to the date hereof, no information on the annualized current distribution rates is available.

            TAX EQUIVALENT DISTRIBUTION RATES. The tax equivalent distribution rate for the Tax Free Funds is computed by dividing that portion of such a Fund's annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Because the Tax Free Fund and Minnesota Tax Free Fund were not in operation prior to the date hereof, no information on the tax equivalent distribution rates is available.

CERTAIN PERFORMANCE COMPARISONS

            The Funds may compare their performance to that of certain published or otherwise widely disseminated indices or averages compiled by third parties. The Funds, and the indices and averages to which they may compare their performance, are as follows, among others:

            MID CAP GROWTH FUND may compare its performance to the LIPPER MID-CAP FUNDS AVERAGE, which is an average of funds which limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. Mid Cap Growth Fund may also compare its performance to the S&P 400 MIDCAP AVERAGE, which is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million and the RUSSELL MID-CAP INDEX, which is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 1000 Index. The Russell 1000 Index represents approximately 90% of the total market capitalization of the Russell 3000 Index.

            EMERGING MARKETS FUND may compare its performance to the LIPPER EMERGING MARKETS FUNDS AVERAGE, which is an average of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The Emerging Markets Fund may also compare its performance to the MSCI EMERGING MARKETS FREE INDEX, which is an unmanaged index of securities from emerging markets, limited to securities in which foreigners may invest.

            ADJUSTABLE RATE MORTGAGE SECURITIES FUND may compare its performance to the LIPPER ADJUSTABLE RATE MORTGAGE AVERAGE, which is an average of funds that invest at least 65% of total assets in adjustable rate mortgage securities or other securities collaterized by or representing an interest in mortgages. Adjustable rate Mortgage Securities Fund may also compare its performance to the LEHMAN ADJUSTABLE RATE MORTGAGE INDEX, which is an unmanaged index of U.S. agency adjustable rate mortgage (ARM) securities that include no expenses or transaction charges.

            TAX FREE FUND may compare its performance to the LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE, which is an average of fund that invest at least 65% of total assets in municipal debt issues in the top four credit ratings, and to the LEHMAN BROTHER MUNICIPAL BOND INDEX, which is an index comprised of 8,000 actual bonds, all of which are investment grade, fixed rate with long term (more than two years) maturities and are selected from issues larger than $50 million dated since January, 1984.

            MINNESOTA TAX FREE FUND may compare its performance to the LIPPER MINNESOTA MUNICIPAL BOND AVERAGE, which is an average of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city ( triple tax-exempt), and the LEHMAN BROTHER MUNICIPAL BOND INDEX, which is described above.

            STRATEGIC INCOME FUND may compare its performance to the LIPPER MULTI SECTOR INCOME FUNDS AVERAGE, which is an average of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes) including U.S. government and foreign sectors, with a significant portion of assets in securities rated below investment grade, and the J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX, an index with total return calculated based on gross that assumes that a coupon received in one currency is immediately reinvestment back into the bonds of that country's index, and the local currency return is expressed as a basket of currencies which make up the index. Strategic Income Fund may also compare its performance to the LEHMAN SINGLE B-RATED INDEX, which is a proprietary unmanaged index of single B -rated securities and the LEHMAN MORTGAGE-BACKED INDEX, which is an index that covers all fixed-rate securities backed by mortgage pools of the GNMA, FHLMC and FNMA. Strategic Income Fund may also compare its performance to the LEHMAN AGGREGATE BOND INDEX, which is an index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

            Each of the Funds also may compare its performance to the CONSUMER PRICE INDEX, which is a measure of the average change in prices over time in a fixed market basket of goods and services.


                                    TAXATION

            The tax status of the Funds and the distributions that the Funds will make to shareholders are summarized in the Prospectuses in the sections entitled "Income Taxes" (or, in the Prospectus for Strategic Income Fund, "Federal Income Taxes"). Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

            To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, and certain other types of payments related to its investment in stock or securities; (2) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

            Each Fund is subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. For this purpose, any amount on which the Fund is subject to corporate-level income tax is considered to have been distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

            Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of Tax Free Fund or Minnesota Tax Free Fund receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.


            If Tax Free Fund or Minnesota Tax Free Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount. In addition, all or a portion of the gain that any of the Funds realize from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


            For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Investing in the Funds -- Exchange Privilege" in the Prospectuses for Class A and Class B Shares, and "Purchases and Redemptions of Shares -- Exchange Privilege" in the Prospectuses for Class Y Shares), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

            Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December, made payable to shareholders of record in such a month and actually paid in January of the following year are treated as paid and are thereby taxable to shareholders as of December 31.

            If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

            Under Code Section 1256, except for the transactions the Fund has identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts, options, and (in the case of Emerging Markets
Fund) forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contracts or options is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

            Sales of forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by Emerging Markets Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.


            Under recently enacted Code Section 1259, if a Fund enters into short sales of securities that it holds, notional principal contracts or certain other transactions designed to hedge against the loss of value in appreciated positions that it holds, it will be treated as having sold such appreciated positions and will be required to recognize gain on the constructive sale. This constructive sale rule will not apply in the case of any appreciated position that the Fund is required to mark-to-market at the close of the year, as described above.

            As stated above, the Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.


            It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

            Any realized gain or loss on closing out a futures contract, option, or forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a recognized capital gain or loss for tax purposes. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Emerging Markets Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

            Each Fund will distribute to shareholders annually any net long-term capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures contract, option, or forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

            As stated in the Prospectuses relating to Emerging Markets Fund under "Income Taxes," Emerging Markets Fund may make an election pursuant to which shareholders will be able to claim on their tax returns a foreign tax credit for their pro rata share of the income taxes that that Fund has paid during the year to foreign countries.

            Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's federal income tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by Emerging Markets Fund from its foreign source income will be treated as foreign source income. Emerging Markets Fund's gains and losses from the sale of securities, and certain currency gains and losses, will generally be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as dividend income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of foreign income taxes paid by Emerging Markets Fund. In addition, no deduction for foreign income taxes may be claimed by a shareholder who does not itemize deductions. Shareholders are advised to consult their tax advisers on the application of the foreign tax credit rules to their own particular circumstances.


            Emerging Markets Fund will invest in, among other things, foreign securities. If, in connection with such investments, Emerging Markets Fund owns shares of stock in certain foreign investment entities, referred to as passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax, and additional charges in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the entire distribution or gain is distributed by Emerging Markets Fund to its shareholders. If Emerging Markets Fund were able and elected to treat a PFIC as a "qualified electing fund," in lieu of the treatment described above, Emerging Markets Fund would be required each year to include in income its pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the Fund. Proposed Treasury Regulations and newly enacted provisions of the Code would allow certain regulated investment companies to elect to mark-to-market their stock in certain PFICs at the end of each taxable year, whereby Emerging Markets Fund would include in its taxable income each year any unrealized gain on such PFIC investments. In order to distribute the income includible in Emerging Markets Fund's income under either election, maintain its qualification as a regulated investment company, and avoid income or excise taxes, Emerging Markets Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. In the case of the proposed Treasury Regulations, there can be no assurance that these regulations will be finalized in the form proposed or as to the effective date of any such final regulations.

            Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is `'effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.


            A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the United States or political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

            The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

            With respect to the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Tax Free Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Fund would become taxable under this Minnesota statutory provisions.

                                     RATINGS

            A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

            When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

            STANDARD & POOR'S

            AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

            AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

            A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

            B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

            CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            D: An issue which is rated D is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

            MOODY'S

            Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

            A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

            Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

            B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

            Ca: An issue which is rated Ca represents an obligation which is speculative in a high degree.

            C: An issue which is rated C is regarded as having extremely poor prospects of ever attaining any real investment standing.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

            STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

            AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

            AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

            A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

            BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

            MOODY'S.  Moody's ratings for preferred stock include the following:

            aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

            aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

            a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

            baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

            STANDARD & POOR'S

            SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

            SP-2: Satisfactory capacity to pay principal and interest.

            SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

            MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

            MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

            MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

            STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

            MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            PRIME-1: Superior capacity for repayment.

            PRIME-2: Strong capacity for repayment .

            PRIME-3: Acceptable capacity for repayment .

None of the Funds will purchase Prime-3 commercial paper.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

            The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

            The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

            Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

            Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+ (Fairly Good); and C & C- (Fair). Those not qualifying for a current Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.


                              FINANCIAL STATEMENTS

            Because the Funds were not in operation prior to the date hereof, no financial statements for the Funds are available.

                                                                      APPENDIX B

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                 INTRODUCTION TO PRO FORMA COMBINING STATEMENTS

                               SEPTEMBER 30, 1997



The accompanying unaudited pro forma combining Statements of Assets and Liabilities, Statements of Operations and Schedules of Investments, reflect the accounts of Piper Intermediate Bond Fund, Piper Growth Fund, Piper Small Company Growth Fund and Piper Pacific-European Growth Fund (the Piper Funds) and the corresponding First American Investment Funds, Inc. (the FAIF Funds), which include the First American Intermediate Term Income Fund, First American Large Cap Growth Fund (formerly First American Diversified Growth Fund), First American Small Cap Growth Fund (formerly First American Emerging Growth Fund) and First American International Fund (collectively, the Funds).

These statements have been derived from the underlying accounting records for the FAIF Funds and Piper Funds used in calculating net asset values for the twelve-month period ended September 30, 1997. The pro forma combining Statements of Operations have been prepared based upon the fee and expense structure of the FAIF Funds.

Pro forma combining statements are not presented for other reorganizations outlined in the Combined Proxy Statement / Prospectus because either (1) the Piper Fund's net assets are less than 10% of the corresponding FAIF Fund's net assets at March 31, 1998, or (2) the Piper Fund will be reorganized into a newly created FAIF Fund which currently has no assets or liabilities and the only significant proforma financial statement impact relates to fees and expenses of the Funds which are outlined in Appendix VI of the Combined Proxy / Prospectus.

Under the proposed merger agreement and plan of reorganization, all outstanding shares of each class of each Piper Fund will be issued in exchange for shares of specified classes of the corresponding FAIF Fund.

                      First American Investment Funds, Inc.
                          Intermediate Term Income Fund
             Pro Forma Combining Statement of Assets and Liabilities
                               September 30, 1997
                                   (Unaudited)

                                                                                   Intermediate
                                                                      Intermediate     Term      Pro Forma
                                                                          Bond        Income     Adjustments      Pro Forma
                                                                          Fund         Fund       (Note 2)         Combined
                                                                          (000)        (000)        (000)           (000)
                                                                        ---------    ---------    ---------       ---------
Assets:
                      Total investments (Cost $77,129,
                             $321,320, and $398,449,
                             respectively)                              $  78,214    $ 322,753    $    --         $ 400,967
                      Cash                                                     27         --           --                27
                      Collateral for securities lending transactions         --        147,932         --           147,932
                      Receivables:
                             Accrued income                                 1,002        3,984         --             4,986
                             Capital shares sold                               18          350         --               368
                             Income and other receivables                    --             11         --                11
                      Other assets                                           --              3         --                 3
                                                                        ---------    ---------    ---------       ---------
                                       Total Assets                        79,261      475,033         --           554,294
                                                                        ---------    ---------    ---------       ---------
Liabilities:
                      Payables
                             Payable upon return of securities loaned        --        147,932         --           147,932
                             Dividends payable to shareholders                325         --           --               325
                             Capital shares redeemed                          517          102         --               619
                             Accrued expenses                                  32          260         --               292
                      Other liabilities                                      --              5         --                 5
                                                                        ---------    ---------    ---------       ---------
                                       Total Liabilities                      874      148,299         --           149,173
                                                                        ---------    ---------    ---------       ---------

Net Assets:
        Intermediate Term Income Class Y
           based on 32,474,228 and 33,875,561
           outstanding shares, respectively                                  --        322,602       13,912(a)      336,514
        Intermediate Term Income Class A
           based on 248,466 and 6,688,610
           outstanding shares, respectively                                  --          2,521      339,725(a)      342,246
        Intermediate Bond Class Y based on
           1,821,360 outstanding shares                                    13,912         --        (13,912)(a)        --
        Intermediate Bond Class A based on
           8,391,288 outstanding shares                                   339,725         --       (339,725)(a)        --
        Distributions in excess of net investment income                     (125)          (1)        --              (126)
        Accumulated net realized gain/(loss)
           on investments                                                (276,210)         179         --          (276,031)
        Net unrealized appreciation of investments                          1,085        1,433         --             2,518
                                                                        ---------    ---------    ---------       ---------

Total Net Assets                                                        $  78,387    $ 326,734    $    --         $ 405,121
                                                                        =========    =========    =========       =========

Net Asset Value,
        offering price and redemption price per share -
        Class Y                                                         $    7.68    $    9.98                    $    9.98
                                                                        =========    =========                    =========
Net Asset Value
        and redemption price per share - Class A                        $    7.67    $   10.00                    $   10.00
                                                                        =========    =========                    =========

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                          Intermediate Term Income Fund
                   Pro Forma Combining Statement of Operations
                      For the Year Ended September 30, 1997
                                   (Unaudited)

                                                                       Intermediate  Pro Forma Adjustments
                                                          Intermediate Term Income          (Note 2)              Pro Forma
                                                            Bond Fund     Fund        Debit          Credit        Combined
                                                              (000)       (000)       (000)           (000)          (000)
                                                             --------    --------    --------       --------       --------
Investment Income:

      Interest                                               $  6,803    $  9,738    $   --         $   --         $ 16,541
                                                             --------    --------    --------       --------       --------

Expenses:

      Investment advisory fees                                    304       1,098         709(b)         304(b)       1,807
      Less: Waiver of investment advisory fees                   --          (341)       --              215(b)        (556)
      Administrative, accounting and custodian fees                93         214         139(b)          93(b)         353
      Transfer agent fees                                          55          23          40(c)          55(c)          63
      Amortization of organizational costs                       --             3        --             --                3
      Directors' fees                                               8           3           1(c)           8(c)           4
      Registration fees                                            33          79          20(c)          33(c)          99
      Professional fees                                            54           9           6(c)          54(c)          15
      Printing                                                     66           6           4(c)          66(c)          10
      Distribution fees - FAIF Retail Class A                    --             6         234(b)        --              240
      Less: Waiver of FAIF Class A distribution fees             --            (6)       --              234(b)        (240)
      Distribution fees - Piper Class A                           281        --          --              281(b)        --
      Less: Waiver of Piper Class A distribution fees             (75)       --            75(b)        --             --
      Other                                                        24           4           3(c)          24(c)           7
                                                             --------    --------    --------       --------       --------

      Net expenses before expenses paid indirectly                843       1,098       1,233          1,367          1,807
      Less:  Expenses paid indirectly                              (2)       --          --             --               (2)
                                                             --------    --------    --------       --------       --------
      Total net expenses                                          841       1,098       1,233          1,367          1,805
                                                             --------    --------    --------       --------       --------

      Investment income - net                                   5,962       8,640      (1,233)        (1,367)        14,736
                                                             --------    --------    --------       --------       --------

Realized and Unrealized Gains on Investments

      Net realized gain on investments                            282         263        --             --              545
      Net change in unrealized appreciation/
           (depreciation) of investments                        2,016       2,441        --             --            4,457
                                                             --------    --------    --------       --------       --------
      Net gain on investments                                   2,298       2,704        --             --            5,002
                                                             --------    --------    --------       --------       --------
      Net increase in net assets resulting from operations   $  8,260    $ 11,344    $ (1,233)      $ (1,367)      $ 19,738
                                                             ========    ========    ========       ========       ========

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc
                          Intermediate Term Income Fund
                   Pro Forma Combining Schedule of Investments
                               September 30, 1997
                                   (Unaudited)

                Par/Shares                                                                                   Value
                ----------                                                                                   -----
               Intermediate                                                                                Intermediate
Intermediate   Term Income     Pro Forma                                                    Intermediate   Term Income    Pro Forma
  Bond Fund        Fund         Combined                                                     Bond Fund        Fund         Combined
    (000)         (000)          (000)          Security                 Coupon   Maturity     (000)          (000)         (000)
    -----         -----          -----          --------                 ------   --------     -----          -----         -----

U.S. TREASURY OBLIGATIONS- 65.1% (Percentages represent pro forma value of investments compared to pro forma net assets)

      $ -        $ 8,035       $ 8,035     U.S. TREASURY NOTE             5.125%  4/30/98         $ -        $ 8,019      $ 8,019
        -         24,175        24,175     U.S. TREASURY NOTE             6.250   3/31/99           -         24,346       24,346
        -         33,860        33,860     U.S. TREASURY NOTE             6.250   5/31/99           -         34,096       34,096
    4,000              -         4,000     U.S. TREASURY NOTE             8.000   8/15/99       4,154              -        4,154
    3,500              -         3,500     U.S. TREASURY NOTE             7.875  11/15/99       3,642              -        3,642
    2,000         42,200        44,200     U.S. TREASURY NOTE             6.750   4/30/00       2,042         43,064       45,106
    5,000              -         5,000     U.S. TREASURY NOTE             5.500  12/31/00       4,938              -        4,938
        -         44,355        44,355     U.S. TREASURY NOTE             6.375   3/31/01           -         44,901       44,901
        -         35,900        35,900     U.S. TREASURY NOTE             6.250   2/15/03           -         36,248       36,248
    3,000         22,775        25,775     U.S. TREASURY NOTE             7.250   8/15/04       3,191         24,223       27,414
        -         26,550        26,550     U.S. TREASURY NOTE             6.875   5/15/06           -         27,749       27,749
    3,000              -         3,000     U.S. TREASURY NOTE             6.500  10/15/06       3,065              -        3,065
                                                                                           --------------------------------------
                                           TOTAL U.S. TREASURY OBLIGATIONS                     21,032        242,646      263,678
                                                                                           --------------------------------------


CORPORATE OBLIGATIONS- 11.5%

    1,000              -         1,000     AMERICAN EXPRESS CREDIT        6.500   8/01/00       1,008              -        1,008
        -          2,800         2,800     BEAR STEARNS                   6.500   6/15/00           -          2,818        2,818
        -          3,000         3,000     BEAR STEARNS MED.TERM          6.560   6/20/00           -          3,023        3,023
        -          3,075         3,075     CIGNA CORP                     7.400   1/15/03           -          3,163        3,163
    2,000              -         2,000     COCA-COLA                      6.700  10/15/36       2,052              -        2,052
        -          6,450         6,450     COMDISCO INC                   5.780   1/19/99           -          6,418        6,418
    1,000              -         1,000     FIRST CHICAGO                  7.625   1/15/03       1,049              -        1,049
    3,000              -         3,000     FORD CREDIT GLOBAL             7.000   9/25/01       3,071              -        3,071
    1,500              -         1,500     GMAC                           8.500   1/01/03       1,636              -        1,636
    2,000              -         2,000     HERTZ CORP                     6.300  11/15/06       1,995              -        1,995
    2,300              -         2,300     HYDRO QUEBEC                   9.400   2/01/21       2,855              -        2,855
    2,000              -         2,000     KOREA ELECTRIC                 6.375  12/01/03       1,923              -        1,923
    2,000              -         2,000     LEHMAN BROS INC                7.500   8/01/26       2,111              -        2,111
        -          6,050         6,050     LEHMAN BROS HOLDING            8.375   2/15/99           -          6,232        6,232
        -          3,155         3,155     METROPOLITAN LIFE INSURANCE    6.300   11/1/03           -          3,095        3,095
    1,000              -         1,000     MORGAN STANLEY                 8.100   6/26/02       1,066              -        1,066
    1,000              -         1,000     NORDSTROM CREDIT               6.700   7/01/05       1,002              -        1,002
    2,000              -         2,000     SMITH BARNEY                   7.000   3/15/04       2,037              -        2,037
                                                                                           --------------------------------------
                                           TOTAL CORPORATE OBLIGATIONS                         21,805         24,749       46,554
                                                                                           --------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS- 11.4%

    2,121              -         2,121     FHLMC                          7.000   9/01/10       2,150              -        2,150
        -          4,925         4,925     FHLMC CMO                      6.000  11/15/08           -          4,744        4,744
        -          2,630         2,630     FHLMC REMIC                    8.000  10/15/20           -          2,702        2,702
        -          1,982         1,982     FHLMC REMIC                    5.500   1/15/01           -          1,955        1,955
        -          1,234         1,234     FHLMC REMIC                    7.000   5/15/03           -          1,257        1,257
    2,162              -         2,162     FNMA                           7.000  11/01/10       2,187              -        2,187
    1,971              -         1,971     FNMA                           9.000  12/01/20       2,104              -        2,104
    2,341              -         2,341     FNMA                           9.500   6/01/21       2,530              -        2,530
    2,358              -         2,358     FNMA                          10.000  11/01/18       2,588              -        2,588
        -          1,000         1,000     FNMA REMIC                     6.500  11/25/07           -          1,006        1,006
        -          2,683         2,683     FNMA REMIC                     7.000   6/25/03           -          2,729        2,729
        -          2,000         2,000     FNMA REMIC                     6.500   1/18/04           -          1,998        1,998
        -          2,750         2,750     FNMA REMIC                     6.500   5/18/20           -          2,747        2,747
        -          2,426         2,426     FNMA REMIC                     7.000   6/25/02           -          2,449        2,449


                See accompanying notes to financial statements.



U.S. GOVERNMENT AGENCY MORTAGE-BACKED OBLIGATIONS (Continued)

  $ 4,525            $ -       $ 4,525   GNMA                             9.000%  8/15/21     $ 4,872            $ -      $ 4,872
    1,986              -         1,986   GNMA                             9.000   5/20/25       2,106              -        2,106
    2,766              -         2,766   GNMA                             8.500   7/20/25       2,887              -        2,887
        -          3,237         3,237   GNMA                             7.500   4/20/03           -          3,331        3,331
                                                                                            -------------------------------------
                                         TOTAL U.S. GOVERNMENT AGENCY
                                         MORTGAGE-BACKED OBLIGATIONS                           21,424         24,918       46,342
                                                                                            -------------------------------------

OTHER MORTGAGE-BACKED OBLIGATIONS- 2.7%

        -          8,320         8,320   AM. SOUTHWEST FINANCIAL SERVICES 7.400  11/17/04           -          8,618        8,618
        -             54            54   DREXEL BURNHAM LAMBERT TRUST     9.000    8/1/18           -             55           55
        -          2,214         2,214   PRUDENTIAL HOME MORTGAGE         6.751   9/25/01           -          2,236        2,236
                                                                                            -------------------------------------
                                         TOTAL OTHER MORTGAGE-BACKED
                                         OBLIGATIONS                                                -         10,909       10,909
                                                                                            -------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS- 4.0%

        -          2,000         2,000   FHLB                             7.280   5/18/99           -          2,042        2,042
        -          1,000         1,000   FHLMC                            6.660   12/5/05           -            991          991
        -          1,000         1,000   FHLMC                            6.970   6/16/05           -          1,007        1,007
        -          1,000         1,000   FNMA                             8.450   7/12/99           -          1,042        1,042
    2,000              -         2,000   FNMA                             8.650   2/10/98       2,024              -        2,024
    2,000              -         2,000   FNMA                             7.400   7/01/04       2,122              -        2,122
        -          1,000         1,000   FNMA                             7.350   3/28/05           -          1,061        1,061
        -          1,000         1,000   FNMA                             7.740    2/3/98           -          1,007        1,007
        -          2,000         2,000   FNMA                             7.890   2/23/00           -          2,019        2,019
    2,000              -         2,000   FNMA MEDIUM TERM NOTE            6.160   4/03/01       2,007              -        2,007
    1,000              -         1,000   FNMA MEDIUM TERM NOTE            6.180   3/15/01       1,004              -        1,004
                                                                                            -------------------------------------
                                         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS               7,157          9,169       16,326
                                                                                            -------------------------------------

ASSET-BACKED SECURITIES- 1.7%

    2,000              -         2,000   CITIBANK CREDIT                  6.350   8/15/02       2,011              -        2,011
    1,282              -         1,282   DAIMLER-BENZ                     5.850   7/20/03       1,284              -        1,284
        -              2             2   FLEET FINANCE HOME EQUITY        8.900   1/16/06           -              2            2
    1,500              -         1,500   NORWEST                          5.900   3/15/00       1,502              -        1,502
        -          2,000         2,000   ZALE FUNDING SERIES              7.500   5/15/03           -          2,016        2,016
                                                                                            -------------------------------------
                                         TOTAL ASSET-BACKED SECURITIES                          4,797          2,018        6,815
                                                                                            -------------------------------------

REPURCHASE AGREEMENTS- 0.5%

    1,999              -         1,999   GOLDMAN SACHS                    6.150  10/01/97       1,999              -        1,999
                                                                                            -------------------------------------

RELATED PARTY MONEY MARKET FUND- 2.1%

        -          8,344         8,344   FIRST AM. PRIME OBLIGATIONS      5.360                     -          8,344        8,344
                                                                                            -------------------------------------

                                         TOTAL INVESTMENTS (Cost $77,129,
                                         $321,320 and $398,449 respectively)                 $ 78,214      $ 322,753    $ 400,967
                                                                                            =====================================

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                              Large Cap Growth Fund
             Pro Forma Combining Statement of Assets and Liabilities
                               September 30, 1997
                                   (Unaudited)

                                                                                      Large Cap    Pro Forma
                                                                         Growth        Growth      Adjustments       Pro Forma
                                                                          Fund          Fund        (Note 2)          Combined
                                                                          (000)         (000)        (000)              (000)
                                                                       -----------   -----------   -----------       -----------
Assets:
                     Total investments (Cost $114,120,
                            $415,221 and $529,341,
                            respectively)                              $   199,054   $   701,273   $      --         $   900,327
                     Cash                                                       26             5          --                  31
                     Collateral for securities lending transactions           --         195,251          --             195,251
                     Receivables:
                            Accrued income                                     106         1,222          --               1,328
                            Investment securities sold                        --             891          --                 891
                            Capital shares sold                              3,645           373          --               4,018
                            Income and other receivables                      --              13          --                  13
                     Other assets                                             --               7          --                   7
                                                                       -----------   -----------   -----------       -----------
                                      Total Assets                         202,831       899,035                       1,101,866
                                                                       -----------   -----------   -----------       -----------
Liabilities:
                     Payables
                            Payable upon return of securities loaned          --         195,251          --             195,251
                            Capital shares redeemed                            494           527          --               1,021
                            Accrued expenses                                   174           602          --                 776
                                                                       -----------   -----------   -----------       -----------
                                      Total Liabilities                        668       196,380          --             197,048
                                                                       -----------   -----------   -----------       -----------

Net Assets:
        Large Cap Growth Class Y
          based on 38,611,657 outstanding shares                              --         346,636          --             346,636
        Large Cap Growth Class A
          based on 681,691 and 12,148,716
          outstanding shares, respectively                                    --           8,738        96,506(a)        105,244
        Large Cap Growth Class B
          based on 543,043 outstanding shares                                 --           6,943          --               6,943
        Growth Class A based on 15,788,836
          outstanding shares                                                96,318          --         (96,318)(a)          --
        Growth Class B based on 16,426
          outstanding shares                                                   188          --            (188)(a)          --
        Undistributed net investment income                                   --             109          --                 109
        Accumulated net realized gain on investments                        20,723        54,177          --              74,900
        Net unrealized appreciation of investments                          84,934       286,052          --             370,986

                                                                       -----------   -----------   -----------       -----------
Total Net Assets                                                       $   202,163   $   702,655   $      --         $   904,818
                                                                       ===========   ===========   ===========       ===========

Net Asset Value,
        offering price and redemption price per share -
        Class Y                                                                      $     17.64                     $     17.64
                                                                                     ===========                     ===========
Net Asset Value
        and redemption price per share - Class A                       $     12.79   $     17.63                     $     17.63
                                                                       ===========   ===========                     ===========
Net Asset Value
        and offering price per share - Class B                         $     12.75   $     17.47                     $     17.47
                                                                       ===========   ===========                     ===========

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                              Large Cap Growth Fund
                   Pro Forma Combining Statement of Operations
                      For the Year Ended September 30, 1997
                                   (Unaudited)

                                                                          Large Cap     Pro Forma Adjustments
                                                              Growth       Growth              (Note 2)                Pro Forma
                                                              Fund          Fund         Debit          Credit         Combined
                                                              (000)         (000)        (000)          (000)            (000)
                                                             ---------    ---------    ---------       ---------       ---------
Investment Income:

      Interest                                               $     263    $   1,417    $    --         $    --         $   1,680
      Dividends                                                  2,350        6,885         --              --             9,235
      Less: Foreign taxes withheld                                 (16)        --           --              --               (16)
                                                             ---------    ---------    ---------       ---------       ---------

      Total investment income                                    2,597        8,302         --              --            10,899
                                                             ---------    ---------    ---------       ---------       ---------

Expenses:

      Investment advisory fees                                   1,314        3,691        1,314(b)        1,314(b)        5,005
      Less: Waiver of investment advisory fees                    --           (484)        --               198(b)         (682)
      Administrative, accounting and custodian fees                147          757          273(b)          147(b)        1,030
      Transfer agent fees                                          120           47           80(c)          120(c)          127
      Amortization of organizational costs                        --              9         --              --                 9
      Directors' fees                                                8           11            2(c)            8(c)           13
      Registration fees                                             35          115           10(c)           35(c)          125
      Professional fees                                             42           40           10(c)           42(c)           50
      Printing                                                      38           20            9(c)           38(c)           29
      Distribution fees - FAIF Retail Class A                     --             21          467(b)         --               488
      Distribution fees - Piper Class A                            934         --           --               934(b)         --
      Less: Waiver of Piper Class A distribution fees             (299)        --            299(b)         --              --
      Distribution fees - FAIF Retail Class B                     --             75         --              --                75
      Distribution fees - Piper Class B                              1         --           --                 1(b)         --
      Other                                                         20           13            1(c)           20(c)           14
                                                             ---------    ---------    ---------       ---------       ---------

      Total net expenses                                         2,360        4,315        2,465           2,857           6,283
                                                             ---------    ---------    ---------       ---------       ---------

      Investment income - net                                      237        3,987       (2,465)         (2,857)          4,616
                                                             ---------    ---------    ---------       ---------       ---------

Realized and Unrealized Gains on Investments

      Net realized gain on investments                          24,239       56,183         --              --            80,422
      Net change in unrealized appreciation/
           (depreciation) of investments                        30,824       83,459         --              --           114,283
                                                             ---------    ---------    ---------       ---------       ---------
      Net gain on investments                                   55,063      139,642         --              --           194,705
                                                             ---------    ---------    ---------       ---------       ---------
      Net increase in net assets resulting from operations   $  55,300    $ 143,629    $  (2,465)      $  (2,857)      $ 199,321
                                                             =========    =========    =========       =========       =========

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc
                              Large Cap Growth Fund
                   Pro Forma Combining Schedule of Investments
                               September 30, 1997
                                   (Unaudited)


                Par/Shares                                                                                 Value
                ----------                                                                                 -----
                                                                                                          Large Cap
                Large Cap                                                                      Growth      Growth         Pro Forma
  Growth         Growth       Pro Forma                                                        Fund        Fund           Combined
   Fund           Fund        Combined               Security                                  (000)       (000)           (000)
   ----           ----        --------               --------                                  -----       -----           -----
COMMON STOCKS- 91.8% (Percentages represent pro forma value of investments compared to pro forma net assets)

           ADVERTISING- 1.6%
        -        247,000       247,000   COX COMMUNICATIONS                                       $ -        $ 6,808      $ 6,808
        -        403,988       403,988   TELE-COMMUNICATIONS INC                                    -          8,282        8,282
                                                                                            -------------------------------------
                                                                                                    -         15,090       15,090
                                                                                            -------------------------------------

             AIRCRAFT- 1.0%
        -        173,750       173,750   BOEING                                                     -          9,459        9,459
                                                                                            -------------------------------------

            AUTOMOTIVE- 2.2%
  125,000        328,000       453,000   FORD MOTOR COMPANY                                     5,656         14,842       20,498
                                                                                            -------------------------------------

              BANKS- 9.4%
        -        143,000       143,000   BANK NEW YORK INC                                          -          6,864        6,864
        -        200,000       200,000   BANKAMERICA CORP                                           -         14,663       14,663
        -         81,200        81,200   CITICORP                                                   -         10,876       10,876
        -        132,850       132,850   FIRST AMERICAN BANK                                        -          7,132        7,132
        -        145,800       145,800   MELLON BANK                                                -          7,983        7,983
  100,000              -       100,000   NORWEST CORP                                           6,125              -        6,125
        -        276,000       276,000   SIGNET BANK                                                -         14,972       14,972
   70,000              -        70,000   TCF FINANCIAL                                          4,091              -        4,091
   50,000              -        50,000   U.S. BANCORP*                                          4,825              -        4,825
        -        108,000       108,000   WASHINGTON MUTUAL INC                                      -          7,533        7,533
                                                                                            -------------------------------------
                                                                                               15,041         70,023       85,064
                                                                                            -------------------------------------

          BASIC MATERIALS- 2.2%
   50,000              -        50,000   ALUMINUM COMPANY OF AMERICA                            4,100              -        4,100
  150,000              -       150,000   MORTON INTERNATIONAL                                   5,325              -        5,325
   50,000              -        50,000   PHELPS DODGE                                           3,881              -        3,881
   80,000              -        80,000   USX - U.S. STEEL GROUP                                 2,780              -        2,780
  100,000              -       100,000   WILLAMETTE INDUSTRIES                                  3,825              -        3,825
                                                                                            -------------------------------------
                                                                                               19,911              -       19,911
                                                                                            -------------------------------------

     CAPITAL GOODS & SERVICES- 2.7%
  200,000              -       200,000   ALLIEDSIGNAL INC                                       8,500              -        8,500
  100,000              -       100,000   MAGNA INTERNATIONAL                                    6,913              -        6,913
  150,000              -       150,000   PENTAIR INC                                            5,531              -        5,531
   30,000              -        30,000   THOMAS & BETTS                                         1,639              -        1,639
   80,000              -        80,000   WABASH NATIONAL                                        2,315              -        2,315
                                                                                            -------------------------------------
                                                                                               24,898              -       24,898
                                                                                            -------------------------------------

             CHEMICALS- 1.7%
        -        254,000       254,000   DUPONT                                                     -         15,637       15,637
                                                                                            -------------------------------------

      COMMUNICATIONS EQUIPMENT- 3.5%
   60,000         32,000        92,000   ADC TELECOMMUNICATIONS                                 1,950          1,040        2,990
        -        226,100       226,100   ASCEND COMMUNICATIONS                                      -          7,320        7,320
        -        230,000       230,000   NOKIA ADR                                                  -         21,576       21,576
                                                                                            -------------------------------------
                                                                                                1,950         29,936       31,886
                                                                                            -------------------------------------
*  U.S. Bancorp Stock will be disposed of prior to the Reorganization.


                See accompanying notes to financial statements.



        COMPUTERS & SERVICES- 4.9%
        -         35,250        35,250     3COM CORPORATION                                       $ -        $ 1,807      $ 1,807
   30,000        275,500       305,500     CISCO SYSTEMS                                        2,192         20,128       22,320
   30,000              -        30,000     COMPAQ COMPUTER                                      2,243              -        2,243
   70,000         22,800        92,800     EMC CORPORATION                                      4,086          1,331        5,417
   45,000              -        45,000     HEWLETT-PACKARD CO                                   3,130              -        3,130
   30,000              -        30,000     INTERNATIONAL BUSINESS MACHINES                      3,178              -        3,178
        -        182,000       182,000     SEAGATE TECHNOLOGY                                       -          6,575        6,575
                                                                                            -------------------------------------
                                                                                               14,829         29,841       44,670
                                                                                            -------------------------------------

              DRUGS- 5.6%
        -        224,000       224,000   ABBOTT LABS                                                -         14,322       14,322
        -          7,100         7,100   BRISTOL-MYERS SQUIBB CO                                    -            588          588
        -        242,150       242,150   JOHNSON & JOHNSON                                          -         13,954       13,954
        -          9,300         9,300   LILLY ELI & CO                                             -          1,120        1,120
        -          8,900         8,900   MERCK & CO                                                 -            889          889
        -        303,650       303,650   PFIZER                                                     -         18,237       18,237
        -         18,200        18,200   SCHERING PLOUGH CORP                                       -            937          937
        -         19,000        19,000   WATSON PHARMACEUTICAL                                      -          1,135        1,135
                                                                                            -------------------------------------
                                                                                                    -         51,182       51,182
                                                                                            -------------------------------------

        ELECTRICAL SERVICES- 0.9%
        -        229,000       229,000   TEXAS UTILITIES                                            -          8,244        8,244
                                                                                            -------------------------------------

          ENERGY & POWER- 3.3%
   75,000              -        75,000   ANADARKO PETROLEUM                                     5,386              -        5,386
  175,000              -       175,000   BAKER HUGHES INC                                       7,656              -        7,656
        -        181,000       181,000   THERMO ELECTRON CORP                                       -          7,240        7,240
  200,000              -       200,000   TRANSOCEAN OFFSHORE INC                                9,587              -        9,587
                                                                                            -------------------------------------
                                                                                               22,629          7,240       29,869
                                                                                            -------------------------------------

       FINANCIAL SERVICES- 6.2%
        -        163,400       163,400   AMERICAN EXPRESS CO                                        -         13,378       13,378
   60,000              -        60,000   AMERICAN INTERNATIONAL GROUP                           6,191              -        6,191
   70,000        374,700       444,700   FEDERAL NATIONAL MORTGAGE ASSOC                        3,290         17,611       20,901
   50,000              -        50,000   FINOVA GROUP                                           4,731              -        4,731
   40,000              -        40,000   FRANKLIN RESOURCES                                     3,725              -        3,725
        -        132,550       132,550   MORGAN STANLEY, DEAN WITTER                                -          7,166        7,166
                                                                                            -------------------------------------
                                                                                               17,937         38,155       56,092
                                                                                            -------------------------------------

     FOOD, BEVERAGE & TOBACCO- 3.8%
        -        276,000       276,000   PEPSICO INC                                                -         11,195       11,195
        -        312,000       312,000   PHILIP MORRIS INC                                          -         12,968       12,968
        -        194,000       194,000   SARA LEE CORP                                              -          9,991        9,991
                                                                                            -------------------------------------
                                                                                                    -         34,154       34,154
                                                                                            -------------------------------------

         GAS/NATURAL GAS- 1.5%
  100,000        270,000       370,000   ENRON CORP                                             3,850         10,395      14,245
                                                                                            -------------------------------------

         GLASS PRODUCTS- 0.8%
        -        160,000       160,000   CORNING INCORPORATED                                       -          7,560        7,560
                                                                                            -------------------------------------

       HOUSEHOLD PRODUCTS- 1.4%
        -        310,000       310,000   NEWELL COMPANY                                             -         12,400       12,400
                                                                                            -------------------------------------

           INSURANCE- 0.7%
        -        128,000       128,000   UNITED HEALTHCARE CORP                                     -          6,400        6,400
                                                                                            -------------------------------------

           MACHINERY- 2.4%
        -        164,000       164,000   CASE CORPORATION                                           -         10,927       10,927
        -         26,200        26,200   DRESSER INDUSTRIES                                         -          1,127        1,127
        -        147,000       147,000   GENERAL ELECTRIC                                           -         10,005       10,005
                                                                                            -------------------------------------
                                                                                                    -         22,059       22,059
                                                                                            -------------------------------------

                See accompanying notes to financial statements.



     MEDICAL PRODUCTS & SERVICES- 5.4%
        -        580,000       580,000   BIOCHEM PHARMACEUTICALS                                  $ -       $ 18,270     $ 18,270
    4,000              -         4,000   CARDIOVASCULAR DYNAMICS                                   32              -           32
        -        312,000       312,000   COLUMBIA/HCA HEALTHCARE                                    -          8,970        8,970
  100,000              -       100,000   ENDOSONICS CORP                                        1,469              -        1,469
   50,000              -        50,000   HEALTHCARE COMPARE                                     3,194              -        3,194
   60,000        220,000       280,000   MEDTRONIC INC                                          2,820         10,340       13,160
  100,000              -       100,000   ST. JUDE MEDICAL                                       3,506              -        3,506
                                                                                            -------------------------------------
                                                                                               11,021         37,580       48,601
                                                                                            -------------------------------------

    MISCELLANEOUS BUSINESS SERVICES- 4.4%
        -        134,000       134,000   FIRST DATA CORP                                            -          5,033        5,033
        -         81,800        81,800   MICROSOFT INC.                                             -         10,823       10,823
   60,000        443,774       503,774   ORACLE CORPORATION                                     2,186         16,170       18,356
        -        227,700       227,700   SUNGARD DATA SYSTEMS INC                                   -          5,522        5,522
                                                                                            -------------------------------------
                                                                                                2,186         37,548       39,734
                                                                                            -------------------------------------

    MISCELLANEOUS CONSUMER SERVICES- 0.8%
        -        240,000       240,000   ACCUSTAFF INC                                              -          7,560        7,560
                                                                                            -------------------------------------


         OIL-INTERNATIONAL- 4.7%
        -        126,000       126,000   AMOCO CORP                                                 -         12,143       12,143
        -        210,340       210,340   EXXON CORP                                                 -         13,475       13,475
        -        234,400       234,400   MOBIL CORP                                                 -         17,346       17,346
                                                                                            -------------------------------------
                                                                                                    -         42,964       42,964
                                                                                            -------------------------------------

       PAPER & PAPER PRODUCTS- 1.7%
        -        150,000       150,000   KIMBERLY-CLARK CORP                                        -          7,341        7,341
        -        138,500       138,500   WEYERHAEUSER COMPANY                                       -          8,223        8,223
                                                                                            -------------------------------------
                                                                                                    -         15,564       15,564
                                                                                            -------------------------------------

      PETROLEUM & FUEL PRODUCTS- 2.5%
        -         22,500        22,500   DIAMOND OFFSHORE DRILL                                     -          1,242        1,242
        -         40,700        40,700   READING AND BATES CORP                                     -          1,692        1,692
  125,000        113,200       238,200   SCHLUMBERGER LTD                                      10,522          9,530       20,052
                                                                                            -------------------------------------
                                                                                               10,522         12,464       22,986
                                                                                            -------------------------------------

            RAILROADS- 1.4%
   40,000              -        40,000   BURLINGTON NORTHERN SANTA FE                           3,865              -        3,865
        -        139,000       139,000   UNION PACIFIC CORP                                         -          8,705        8,705
                                                                                            -------------------------------------
                                                                                                3,865          8,705       12,570
                                                                                            -------------------------------------

   REAL ESTATE INVESTMENT TRUSTS- 2.2%
        -        159,000       159,000   NATIONAL GOLF PROPERTIES                                   -          5,207        5,207
        -        451,260       451,260   SIMON DEBARTOLO GROUP                                      -         14,892       14,892
                                                                                            -------------------------------------
                                                                                                    -         20,099       20,099
                                                                                            -------------------------------------

              RETAIL- 5.0%
        -        352,000       352,000   AUTOZONE INC                                               -         10,560       10,560
  175,000              -       175,000   GAP INC                                                8,760              -        8,760
        -        487,000       487,000   INTIMATE BRANDS INC                                        -         11,353       11,353
        -        190,000       190,000   MCDONALD'S CORP                                            -          9,049        9,049
  125,000              -       125,000   REEBOK INTERNATIONAL                                   6,086              -        6,086
  100,000              -       100,000   SEARS ROEBUCK                                          5,694              -        5,694
                                                                                            -------------------------------------
                                                                                               20,540         30,962       51,502
                                                                                            -------------------------------------

     SEMI-CONDUCTORS/INSTRUMENTS- 2.6%
   40,000        213,000       253,000   INTEL CORP                                             3,693         19,663       23,356
                                                                                            -------------------------------------

                See accompanying notes to financial statements.



    SERVICES-PREPACKAGED SOFTWARE- 0.8%
        -        126,000       126,000   PEOPLESOFT INC                                           $ -        $ 7,529      $ 7,529
                                                                                            -------------------------------------

            TECHNOLOGY- 0.8%
   60,000              -        60,000   CABLETRON SYSTEMS                                      1,920              -        1,920
  150,000              -       150,000   SENSORMATIC ELECTRONICS                                2,119              -        2,119
   75,000              -        75,000   TECH DATA CORP                                         3,450              -        3,450
                                                                                            -------------------------------------
                                                                                                7,489              -        7,489
                                                                                            -------------------------------------

     TELEPHONES & TELECOMMUNICATION- 3.0%
  230,000        234,600       464,600   AIRTOUCH COMMUNICATIONS                                8,152          8,314       16,466
        -        227,200       227,200   L.M. ERICSSON                                              -         10,890       10,890
                                                                                            -------------------------------------
                                                                                                8,152         19,204       27,356
                                                                                            -------------------------------------

           TRANSPORTATION- 0.6%
   40,000              -        40,000   AMR CORP                                               4,428              -        4,428
        -         37,250        37,250   SOUTHWEST AIRLINES CO                                      -          1,190        1,190
                                                                                            -------------------------------------
                                                                                                4,428          1,190        5,618
                                                                                            -------------------------------------

             WHOLESALE- 0.1%
        -          9,100         9,100   MOTOROLA INC                                               -            654          654
                                                                                            -------------------------------------

                                         TOTAL COMMON STOCKS                                  198,597        644,303      842,900
                                                                                            -------------------------------------

CONVERTIBLE PREFERRED STOCK- 2.8%

        -        284,800       284,800   AIRTOUCH COMMUNICATIONS                                    -         12,657       12,657
                                                                                            -------------------------------------

CONVERTIBLE BONDS- 2.4%

      $ -    $ 7,500,000    $7,500,000   3COM CORP, 10.25%, 11/01/01                                -         11,372       11,372
        -      6,600,000     6,600,000   DANKA BUSINESS, 6.75%, 04/01/02                            -         10,494       10,494
                                                                                            -------------------------------------
                                         TOTAL CONVERTIBLE BONDS                                    -         21,866       21,866
                                                                                            -------------------------------------

RELATED PARTY MONEY MARKET FUND- 2.5%

        -     22,446,987    22,446,987   FIRST AM. PRIME OBLIGATIONS                                -         22,447       22,447
                                                                                            -------------------------------------

 REPURCHASE AGREEMENT- 0.1%

$ 457,000            $ -     $ 457,000   GOLDMAN SACHS, 6.15%, 10/01/97                           457              -          457
                                                                                            -------------------------------------

                                         TOTAL INVESTMENTS (Cost $114,120,
                                         $415,221, and $529,341, respectively)              $ 199,054      $ 701,273    $ 900,327
                                                                                            =====================================

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                              Small Cap Growth Fund
             Pro Forma Combining Statement of Assets and Liabilities
                               September 30, 1997
                                   (Unaudited)

                                                                         Small
                                                                        Company     Small Cap    Pro Forma
                                                                         Growth      Growth     Adjustments      Pro Forma
                                                                          Fund        Fund       (Note 2)         Combined
                                                                          (000)       (000)        (000)           (000)
                                                                        ---------   ---------    ---------       ---------
Assets:
                      Total investments (Cost $24,805,
                             $117,541 and $142,346,
                             respectively)                              $  36,282   $ 159,239    $    --         $ 195,521
                      Cash                                                    117        --           --               117
                      Collateral for securities lending transactions         --        28,028         --            28,028
                      Receivables:
                             Accrued income                                     3          44         --                47
                             Investment securities sold                       332       1,750         --             2,082
                             Income and other receivables                    --             9         --                 9
                             Capital shares sold                              185         145         --               330
                      Other assets                                              2           7         --                 9
                                                                        ---------   ---------    ---------       ---------
                                        Total Assets                       36,921     189,222         --           226,143
                                                                        ---------   ---------    ---------       ---------
Liabilities:
                      Payables
                             Payable upon return of securities loaned        --        28,028         --            28,028
                             Investment securities purchased                  677        --           --               677
                             Capital shares redeemed                           86        --           --                86
                             Accrued expenses                                  31       3,054         --             3,085
                                                                        ---------   ---------    ---------       ---------
                                        Total Liabilities                     794      31,082         --            31,876
                                                                        ---------   ---------    ---------       ---------

Net Assets:
        Small Cap Growth Class Y
           based on 8,596,681shares outstanding                              --       101,553         --           101,553
        Small Cap Growth Class A
           based on 300,199 and 2,358,744
           outstanding shares, respectively                                  --         3,487       24,368(a)       27,855
        Small Cap Growth Class B
           based on 73,646 outstanding shares                                --           996         --               996
        Small Company Class A based on
           3,725,085 outstanding shares                                    23,968        --        (23,968)(a)        --
        Small Company Class B based on
           50,254 outstanding shares                                          400        --           (400)(a)        --
        Distribution in excess of net investment income                      --            (4)        --                (4)
        Accumulated net realized gain on investments                          282      10,410         --            10,692
        Net unrealized appreciation of investments                         11,477      41,698         --            53,175
                                                                        ---------   ---------    ---------       ---------

Total Net Assets                                                        $  36,127   $ 158,140    $    --         $ 194,267
                                                                        =========   =========    =========       =========

Net Asset Value,
        offering price and redemption price per share -
        Class Y                                                                     $   17.64                    $   17.64
                                                                                    =========                    =========
Net Asset Value
        and redemption price per share - Class A                        $    9.57   $   17.55                    $   17.55
                                                                        =========   =========                    =========
Net Asset Value
        and offering price per share - Class B                          $    9.54   $   17.15                    $   17.15
                                                                        =========   =========                    =========


                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                              Small Cap Growth Fund
                   Pro Forma Combining Statement of Operations
                      For the Year Ended September 30, 1997
                                   (Unaudited)

                                                              Small
                                                             Company     Small Cap    Pro Forma Adjustments
                                                              Growth      Growth            (Note 2)               Pro Forma
                                                              Fund         Fund       Debit          Credit        Combined
                                                              (000)        (000)      (000)          (000)          (000)
                                                             --------    --------    --------       --------       --------
Investment Income:

      Interest                                               $     92    $    523    $   --         $   --         $    615
      Dividends                                                    85         211        --             --              296
                                                             --------    --------    --------       --------       --------

      Total investment income                                     177         734        --             --              911
                                                             --------    --------    --------       --------       --------

Expenses:

      Investment advisory fees                                    224         834         209(b)         224(b)       1,043
      Less: Waiver of investment advisory fees                   (144)        (14)        144(b)          25(b)         (39)
      Administrative, accounting and custodian fees                44         171          30(b)          44(b)         201
      Transfer agent fees                                          50          32          35(c)          50(c)          67
      Amortization of organizational costs                       --             6        --             --                6
      Directors' fees                                               8           3           1(c)           8(c)           4
      Registration fees                                            37          18          10(c)          37(c)          28
      Professional fees                                            48          10           2(c)          48(c)          12
      Printing                                                     24           9           6(c)          24(c)          15
      Distribution fees - FAIF Retail Class A                    --             9          75(b)        --               84
      Distribution fees - Piper Class A                           149        --          --              149(b)        --
      Less: Waiver of Piper Class A distribution fees             (48)       --            48(b)        --             --
      Distribution fees - FAIF Retail Class B                    --             9        --             --                9
      Distribution fees - Piper Class B                             1        --          --                1(b)        --
      Other                                                         8           3           1(c)           8(c)           4
                                                             --------    --------    --------       --------       --------

      Total net expenses                                          401       1,090         561            618          1,434
                                                             --------    --------    --------       --------       --------

      Investment loss - net                                      (224)       (356)       (561)          (618)          (523)
                                                             --------    --------    --------       --------       --------

Realized and Unrealized Gains on Investments

      Net realized gain on investments                          3,716      11,274        --             --           14,990
      Net change in unrealized appreciation/
            (depreciation) of investments                       8,022      22,599        --             --           30,621
                                                             --------    --------    --------       --------       --------
      Net gain on investments                                  11,738      33,873        --             --           45,611
                                                             --------    --------    --------       --------       --------
      Net increase in net assets resulting from operations   $ 11,514    $ 33,517    $   (561)      $   (618)      $ 45,088
                                                             ========    ========    ========       ========       ========

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc
                              Small Cap Growth Fund
                   Pro Forma Combining Schedule of Investments
                               September 30, 1997
                                   (Unaudited)


                     Par/Shares                                                                                  Value
                     ----------                                                                                  -----
                                                                                                     Small       Small Cap
     Small            Small Cap                                                                    Company        Growth   Pro Forma
    Company            Growth              Pro Forma                                              Growth Fund      Fund     Combined
  Growth Fund           Fund               Combined            Security                              (000)        (000)      (000)
  -----------           ----                --------           --------                              -----        -----      -----
COMMON STOCKS- 92.4% (Percentages represent pro forma value of investments compared to pro forma net assets)

            AEROSPACE & DEFENSE- 2.8%
          -              67,500               67,500     REMEC INC                                     $ -       $ 2,464    $ 2,464
          -              96,000               96,000     TRACOR INC                                      -         2,952      2,952
                                                                                                   ---------------------------------
                                                                                                         -         5,416      5,416
                                                                                                   ---------------------------------

            AIRCRAFT- 1.7%
          -              94,000               94,000     BE AEROSPACE INCORPORATED                       -         3,384      3,384
                                                                                                   ---------------------------------

            APPAREL/TEXTILES- 1.0%
          -              29,000               29,000     CULP INCORPORATED                               -           602        602
          -              77,000               77,000     HIRSCH INTERNATIONAL                            -         1,362      1,362
                                                                                                   ---------------------------------
                                                                                                         -         1,964      1,964
                                                                                                   ---------------------------------

            AUTOMOTIVE- 1.8%
          -              78,000               78,000     TOWER AUTOMOTIVE                                -         3,510      3,510
                                                                                                   ---------------------------------

            BANKS- 2.2%
          -               3,000                3,000     BANK UNITED CORPORATION                         -           133        133
          -              77,000               77,000     BAY VIEW CAP CORP                               -         2,108      2,108
      6,825                   -                6,825     COMMERCE BANCORP                              265             -        265
     20,000                   -               20,000     FIRST REPUBLIC BANCORP                        535             -        535
     15,000                   -               15,000     FIRST SAVINGS BANK OF WASHINGTON              371             -        371
     15,000                   -               15,000     TCF FINANCIAL                                 877             -        877
                                                                                                   ---------------------------------
                                                                                                     2,048         2,241      4,289
                                                                                                   ---------------------------------

            BASIC MATERIALS- 1.4%
      7,000                   -                7,000     APTAR GROUP INC                               392             -        392
     30,000                   -               30,000     BRUNSWICK TECHNOLOGIES                        480             -        480
     29,000                   -               29,000     CHIREX INC                                    740             -        740
     27,000                   -               27,000     CUNO INC                                      469             -        469
     15,000                   -               15,000     OM GROUP                                      599             -        599
                                                                                                   ---------------------------------
                                                                                                     2,680             -      2,680
                                                                                                   ---------------------------------

            BATTERIES & BATTERY SYSTEMS- 0.8%
          -             115,000              115,000     BOULDER TECHNOLOGIES                            -         1,610      1,610
                                                                                                   ---------------------------------

            BROADASTING, NEWSPAPERS & ADVERTISING- 2.3%
          -             105,000              105,000     GETTY COMMUNICATIONS                            -         1,942      1,942
          -              69,200               69,200     NTL INCORPORATED                                -         1,825      1,825
          -              81,444               81,444     PRICELLULAR CORP                                -           809        809
                                                                                         -------------------------------------------
                                                                                                         -         4,576      4,576
                                                                                         -------------------------------------------

            BUILDING & CONSTRUCTION- 0.3%
          -              30,000               30,000     CROSSMAN COMMUNITIES INC                        -           679        679
                                                                                         -------------------------------------------

            CAPITAL GOODS & SERVICES- 1.3%
     12,000                   -               12,000     AMERICAN DISPOSAL SERVICES INC                375             -        375
     13,000                   -               13,000     CHICAGO MINIATURE LAMP                        432             -        432

                See accompanying notes to financial statements.


             CAPITAL GOODS & SERVICES (Continued)
     15,000                   -               15,000     CONTROL DEVICES INC                         $ 225           $ -      $ 225
     10,800                   -               10,800     DURA AUTOMOTIVE SYSTEMS                       340             -        340
     14,000                   -               14,000     MILLER (HERMAN)                               749             -        749
     22,000                   -               22,000     RENTAL SERVICE                                494             -        494
                                                                                         -------------------------------------------
                                                                                                     2,615             -      2,615
                                                                                         -------------------------------------------

            CHEMICALS- 1.3%
          -              55,500               55,500     CAMBREX CORPORATION                             -         2,588      2,588
                                                                                         -------------------------------------------

            COMMERCIAL SERVICES- 1.9%
     13,000                   -               13,000     ABR INFORMATION SERVICES                      359             -        359
     15,000                   -               15,000     AMERICAN BUILDING MAINTENANCE                 397             -        397
     13,500                   -               13,500     G & K SERVICES                                469             -        469
     20,000                   -               20,000     JP FOODSERVICE                                630             -        630
     15,000                   -               15,000     LEARNING TREE INTERNATIONAL                   429             -        429
     17,000                   -               17,000     WACKENHUT CORRECTIONS                         527             -        527
     12,000                   -               12,000     WATSCO INC                                    375             -        375
     20,000                   -               20,000     WILMAR INDUSTRIES                             540             -        540
                                                                                                     -------------------------------
                                                                                                     3,726             -      3,726
                                                                                                     -------------------------------

            COMMUNICATIONS EQUIPMENT- 4.7%
          -              90,000               90,000     CHECKPOINT SYSTEMS INC                          -         1,316      1,316
          -              90,000               90,000     COMMUNICATIONS SYTEMS INC                       -         1,867      1,867
          -             100,000              100,000     CTC COMMUNICATIONS CORP                         -           812        812
          -              63,000               63,000     HARMONIC LITE                                   -         1,032      1,032
          -             160,000              160,000     MEDIALINK WORLDWIDE                             -         2,580      2,580
          -             130,000              130,000     ULTRAK INCORPORATED                             -         1,592      1,592
                                                                                                     -------------------------------
                                                                                                         -         9,199      9,199
                                                                                                     -------------------------------

            COMPUTERS & SERVICES- 3.6%
          -             142,000              142,000     ACCENT COLOR SCIENCES                           -           790        790
          -              65,000               65,000     APEX PC SOLUTIONS INC                           -         2,462      2,462
          -              20,000               20,000     HCIA INC                                        -           270        270
          -              95,000               95,000     HMT TECHNOLOGY                                  -         1,490      1,490
          -              53,200               53,200     IMNET SYSTEMS INC                               -         1,430      1,430
          -              65,000               65,000     MACKIE DESIGNS INC                              -           617        617
                                                                                                     -------------------------------
                                                                                                         -         7,059      7,059
                                                                                                     -------------------------------

            CONSUMER DURABLES- 0.3%
     21,000                   -               21,000     ITI TECHNOLOGIES                              598             -        598
                                                                                                     -------------------------------

            CONSUMER NON-DURABLES- 0.3%
     25,000                   -               25,000     HOME PRODUCTS INTERNATIONAL INC               366             -        366
      4,150                   -                4,150     ROBERT MONDAVI                                227             -        227
                                                                                                     -------------------------------
                                                                                                       593             -        593
                                                                                                     -------------------------------

            CONSUMER SERVICES- 1.2%
     10,000                   -               10,000     BRIDGESTREET ACCOMODATIONS                    115             -        115
     10,000                   -               10,000     CHANCELLOR MEDIA CORP                         526             -        526
     17,000                   -               17,000     EQUITY CORPORATION INTERNATIONAL              396             -        396
     23,000                   -               23,000     PJ AMERICA INC                                394             -        394
     10,000                   -               10,000     STRAYER EDUCATION                             455             -        455
     18,000                   -               18,000     YORK GROUP INC                                389             -        389
                                                                                                     -------------------------------
                                                                                                     2,275             -      2,275
                                                                                                     -------------------------------

                See accompanying notes to financial statements.


            DRUGS- 0.6%
          -              75,000               75,000     IDEXX LABORATORIES INC                        $ -         1,256      1,256
                                                                                                     -------------------------------


            ENERGY & POWER- 1.7%
          -              60,000               60,000     CALENERGY INC                                   -         1,995      1,995
     18,000                   -               18,000     NEWPARK RESOURCES                             707             -        707
     22,000                   -               22,000     TUBOSCOPE INC                                 690             -        690
                                                                                                     -------------------------------
                                                                                                     1,397         1,995      3,392
                                                                                                     -------------------------------

            FINANCIAL SERVICES- 0.8%
     13,000                   -               13,000     AMRESCO INC                                   483             -        483
     15,000                   -               15,000     MONEY STORE                                   428             -        428
     20,000                   -               20,000     RELIASTAR FINANCIAL                           796             -        796
                                                                                                     -------------------------------
                                                                                                     1,707             -      1,707
                                                                                                     -------------------------------

            FOOD, BEVERAGE, & TOBACCO- 1.0%
          -              50,000               50,000     CONS CIGAR HOLDINGS INC                         -         2,044      2,044
                                                                                                     -------------------------------

            HOME APPLIANCES- 0.1%
          -              42,000               42,000     MOLTEN METAL TECHNOLOGY                         -           231        231
                                                                                                     -------------------------------

            INSURANCE- 5.9%
          -             119,000              119,000     AMERIN CORP                                     -         3,421      3,421
          -              12,300               12,300     ARM FINANCIAL GROUP INC                         -           293        293
          -              80,000               80,000     HEALTHCARE RECOVERIES INC                       -         1,800      1,800
          -              16,300               16,300     MEADOWBROOK INSURANCE GROUP                     -           394        394
          -             100,000              100,000     UNITED PAY & UNITED PROVIDERS                   -         1,725      1,725
          -              67,000               67,000     VESTA INSURANCE GROUP                           -         3,819      3,819
                                                                                                     -------------------------------
                                                                                                         -        11,452     11,452
                                                                                                     -------------------------------

            LEASING & RENTING- 1.0%
          -              90,000               90,000     RENTERS' CHOICE INC                             -         2,045      2,045
                                                                                                     -------------------------------


            LEISURE- 0.6%
          -             100,000              100,000     T-HQ INC                                        -         1,194      1,194
                                                                                                     -------------------------------

            MACHINERY- 1.4%
          -              70,500               70,500     ELECTRIC FUEL CORP                              -           639        639
          -              99,500               99,500     SHAW GROUP INC                                  -         2,183      2,183
                                                                                                     -------------------------------
                                                                                                         -         2,822      2,822
                                                                                                     -------------------------------

            MEASURING DEVICES- 0.8%
          -             100,000              100,000     CYBERONICS                                      -         1,612      1,612
                                                                                                     -------------------------------

            MEDICAL PRODUCTS & SERVICES- 9.9%
      5,391                   -                5,391     ALPHA 1 BIOMEDICALS INC                         1             -          1
          -             160,900              160,900     ATS MEDICAL INC                                 -           945        945
      2,000                   -                2,000     BIORELIANCE CORP                               53             -         53
     15,000                   -               15,000     BIOSITE DIAGNOSTICS                           131             -        131
          -              85,000               85,000     CARDIMA INC                                     -           494        494
     10,000                   -               10,000     CENTENNIAL HEALTHCARE                         230             -        230
          -              70,000               70,000     CLOSURE MEDICAL CORP                            -         2,415      2,415
          -             110,300              110,300     CONCEPTUS                                       -           779        779
     11,000                   -               11,000     CYTYC CORP                                    276             -        276
     31,000                   -               31,000     DAOU SYSTEMS INC                              968             -        968

                See accompanying notes to financial statements.


             MEDICAL PRODUCTS & SERVICES (Continued)
     17,000                   -               17,000     DIGENE CORP                                 $ 219           $ -      $ 219
      7,000                   -                7,000     EXPRESS SCRIPTS                               377             -        377
     15,000                   -               15,000     FPA MEDICAL MANAGEMENT INC                    516             -        516
     10,000                   -               10,000     GENESIS HEALTH VENTURES                       389             -        389
          -             154,000              154,000     HESKA CORP                                      -         2,194      2,194
     20,000                   -               20,000     HPR INC                                       438             -        438
          -              76,000               76,000     MEDICAL ALLIANCE INC                            -           304        304
      8,000                   -                8,000     NEXSTAR PHARMACEUTICALS                       142             -        142
          -             134,000              134,000     NITINOL MEDICAL TECHNOLOGIES                    -         1,909      1,909
      9,000                   -                9,000     NOVOSTE CORP                                  150             -        150
     19,500                   -               19,500     PHYSICIAN SALES & SERVICE                     380             -        380
     11,000                   -               11,000     PHYSIO-CONTROL INTERNATIONAL                  186             -        186
          -              45,000               45,000     QIAGEN                                          -         2,092      2,092
          -             112,500              112,500     QUORUM HEALTH GROUP                             -         2,749      2,749
      8,000                   -                8,000     SCHERER                                       496             -        496
     10,000                   -               10,000     UROGEN                                          -             -          -
     20,000                   -               20,000     UROLOGIX INC                                  475             -        475
                                                                                                     -------------------------------
                                                                                                     5,427        13,881     19,308
                                                                                                     -------------------------------

            METALWORKING, MACHINERY & EQUIPMENT- 1.4%
          -              70,000               70,000     GREENFIELD INDUSTRIES INC                       -         2,012      2,012
          -              20,000               20,000     WOLVERINE TUBE INC                              -           627        627
                                                                                                     -------------------------------
                                                                                                         -         2,639      2,639
                                                                                                     -------------------------------

            MISCELLANEOUS BUSINESS SERVICES- 9.6%
          -              28,500               28,500     BA MERCHANT SERVICES INC                        -           527        527
          -              60,000               60,000     CCC INFORMATION SERVICES                        -         1,275      1,275
          -              60,000               60,000     CRYSTAL SYSTEMS SOLUTIONS                       -         1,605      1,605
          -             150,000              150,000     DYNAMIC HEALTHCARE TECHNOLOGIES                 -           816        816
          -              16,000               16,000     ENGINEERING ANIMATION INC                       -           610        610
          -              20,000               20,000     HARBINGER CORP                                  -           728        728
          -              10,400               10,400     J.D. EDWARDS & COMPANY                          -           348        348
          -              65,000               65,000     KEANE INC                                       -         2,064      2,064
          -              75,000               75,000     ONTRACK DATA                                    -         1,744      1,744
          -              30,000               30,000     PEGASYSTEMS INC                                 -           911        911
          -              25,000               25,000     QAD INC                                         -           466        466
          -             133,000              133,000     QUADRAMED CORP                                  -         2,294      2,294
          -              25,000               25,000     RWD TECHNOLOGIES INC                            -           575        575
          -              94,200               94,200     SPATIAL TECHNOLOGY                              -           224        224
          -             120,000              120,000     STAFFMARK INC                                   -         4,575      4,575
                                                                                                     -------------------------------
                                                                                                         -        18,762     18,762
                                                                                                     -------------------------------

            MISCELLANEOUS MANUFACTURING- 0.4%
          -              40,000               40,000     SPECIAL METALS CORP                             -           750        750
                                                                                                     -------------------------------


            OIL- DOMESTIC- 3.1%
          -             175,000              175,000     CAIRN ENERGY USA INC                            -         2,428      2,428
          -              55,000               55,000     PETROLEUM GEO SERVICES                          -         3,719      3,719
                                                                                                     -------------------------------
                                                                                                         -         6,147      6,147
                                                                                                     -------------------------------

            PETROLEUM & FUEL PRODUCTS- 2.2%
          -              75,000               75,000     GLOBAL INDUSTRIES                               -         2,991      2,991
          -              41,000               41,000     HANOVER COMPRESSOR                              -         1,005      1,005
     16,000                   -               16,000     LOMAK PETROLEUM                               309             -        309
                                                                                                     -------------------------------
                                                                                                       309         3,996      4,305
                                                                                                     -------------------------------

                See accompanying notes to financial statements.


            PROFESSIONAL SERVICES- 0.5%
          -              75,000               75,000     FIREARMS TRAINING SYSTEMS                     $ -         $ 469      $ 469
          -              70,000               70,000     PRECISION RESPONSE CORP                         -           543        543
                                                                                                     -------------------------------
                                                                                                         -         1,012      1,012
                                                                                                     -------------------------------

            REAL ESTATE INVESTMENT TRUSTS- 1.2%
          -              54,600               54,600     ALEXANDRIA REAL ESTATE                          -         1,560      1,560
          -              32,000               32,000     GOLF TRUST OF AMERICA                           -           864        864
                                                                                                     -------------------------------
                                                                                                         -         2,424      2,424
                                                                                                     -------------------------------

            RETAIL- 8.2%
          -             175,000              175,000     BAB HOLDINGS INC                                -           372        372
          -             146,250              146,250     BUFFETS INCORPORATED                            -         1,581      1,581
          -             130,000              130,000     COOKER RESTAURANT                               -         1,357      1,357
          -              80,000               80,000     DRESS BARN INC                                  -         1,920      1,920
          -             170,000              170,000     EAGLE HARDWARE & GARDEN                         -         3,347      3,347
      5,000                   -                5,000     HIBBETT SPORTING GOODS                        139             -        139
     10,000                   -               10,000     MAZEL STORES                                  248             -        248
     13,000                   -               13,000     O'REILLY AUTOMOTIVE                           296             -        296
     30,000                   -               30,000     PIER 1 IMPORTS                                538             -        538
          -              60,000               60,000     ST. JOHN KNITS                                  -         2,696      2,696
     14,000                   -               14,000     STAGE STORES                                  603             -        603
          -             150,000              150,000     THE BOMBAY COMPANY INC                          -         1,153      1,153
          -              70,000               70,000     TUESDAY MORNING CORP                            -         1,649      1,649
                                                                                                     -------------------------------
                                                                                                     1,824        14,075     15,899
                                                                                                     -------------------------------

            SEMI-CONDUCTORS/INSTRUMENTS- 2.3%
     11,000             100,000              111,000     ADVANCED ENERGY INDUSTRIES                    311         2,831      3,142
          -              54,000               54,000     AETRIUM INCOPORATED                             -         1,343      1,343
                                                                                                     -------------------------------
                                                                                                       311         4,174      4,485
                                                                                                     -------------------------------

            SERVICES-PREPACKAGED SOFTWARE- 3.6%
          -             150,000              150,000     BTG INC                                         -         2,138      2,138
          -              53,000               53,000     HYPERION SOFTWARE CORP                          -         1,653      1,653
          -              44,000               44,000     NATIONAL INSTRUMENTS CORP                       -         2,041      2,041
          -              55,000               55,000     PLATINUM TECHNOLOGY INC                         -         1,183      1,183
                                                                                                     -------------------------------
                                                                                                         -         7,015      7,015
                                                                                                     -------------------------------

            TECHNOLOGY- 3.7%
      5,000                   -                5,000     ANADIGICS INC                                 247             -        247
      5,200                   -                5,200     ASPECT DEVELOPMENT                            214             -        214
     15,000                   -               15,000     COHERENT COMMUNICATION SYSTEMS                426             -        426
     15,000                   -               15,000     COMVERSE TECHNOLOGY                           791             -        791
     11,800                   -               11,800     CYBERONICS                                    190             -        190
     10,000                   -               10,000     DUPONT PHOTOMASKS                             720             -        720
     20,000                   -               20,000     FSI INTERNATIONAL                             418             -        418
     20,000                   -               20,000     NATURAL MICROSYSTEMS CORP                     760             -        760
     30,000                   -               30,000     ONTRACK DATA INTERNATIONAL                    698             -        698
     27,000                   -               27,000     PEERLESS SYSTEMS                              378             -        378
     30,000                   -               30,000     SIPEX CORP                                    952             -        952
     15,000                   -               15,000     TECHNOLOGY SOLUTIONS                          484             -        484
     15,000                   -               15,000     TECNOMATIX TECHNOLOGIES LTD                   574             -        574
      8,000                   -                8,000     TRIQUINT SEMICONDUCTOR                        291             -        291
     12,000                   -               12,000     WONDERWARE CORP                               221             -        221
                                                                                                     -------------------------------
                                                                                                     7,364             -      7,364
                                                                                                     -------------------------------

                See accompanying notes to financial statements.


            TELEPHONES & TELECOMMUNICATIONS- 1.8%
          -              32,000               32,000     BROOKS FIBER PROPERTIES                       $ -         1,494    $ 1,494
          -              77,000               77,000     LIGHTBRIDGE INC                                 -         1,251      1,251
          -              80,000               80,000     METRO ONE TELECOMMUNICATIONS                    -           730        730
                                                                                                     -------------------------------
                                                                                                         -         3,475      3,475
                                                                                                     -------------------------------

            TRANSPORTATION- 0.3%
     20,000                   -               20,000     KNIGHTSBRIDGE TANKERS LTD                     566             -        566
                                                                                                     -------------------------------

            WATER UTILITIES- 0.1%
          -              10,000               10,000     WATERLINK INC                                   -           188        188
                                                                                                     -------------------------------

            WHOLESALE- 1.4%
          -              85,000               85,000     H.T.E. INC                                      -         1,286      1,286
          -              65,000               65,000     NEUROMEDICAL SYSTEMS                            -           333        333
          -             100,000              100,000     SCHEID VINEYARDS INC                            -         1,113      1,113
                                                                                                     -------------------------------
                                                                                                         -         2,732      2,732
                                                                                                     -------------------------------

                                                         TOTAL COMMON STOCKS                        33,440       148,147    181,587
                                                                                                     -------------------------------

PREFERRED STOCK- 0.1%
          -              26,000               26,000     NETWORK IMAGING                                 -           198        198
                                                                                                     ------------------------------

RELATED PARTY MONEY MARKET FUNDS- 5.6%
          -           3,968,000            3,968,000     FIRST AM. GOVERMENT OBLIGATIONS                 -         3,968      3,968
          -           6,925,801            6,925,801     FIRST AM. PRIME OBLIGATIONS                     -         6,926      6,926
                                                                                                     -------------------------------
                                                         TOTAL RELATED PARTY MONEY MARKET
                                                         FUNDS                                           -        10,894     10,894
                                                                                                     -------------------------------

REPURCHASE AGREEMENT- 1.5%
 $2,842,000                 $ -           $2,842,000     GOLDMAN SACHS, 6.15%, 10/01/97              2,842             -      2,842
                                                                                                     -------------------------------

RIGHTS-0.0%
          -              38,011               38,011     METROCALL                                       -             -          -
                                                                                                     -------------------------------

                                                         TOTAL INVESTMENTS (Cost $24,805,
                                                         $117,541 and $142,346,
                                                         respectively)                            $ 36,282     $ 159,239  $ 195,521
                                                                                                  ==================================


                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                               International Fund
             Pro Forma Combining Statement of Assets and Liabilities
                               September 30, 1997
                                   (Unaudited)

                                                        Pacific-
                                                        European                    Pro Forma
                                                         Growth     International  Adjustments         Pro Forma
                                                         Fund           Fund         (Note 2)           Combined
                                                         (000)          (000)          (000)             (000)
                                                       ---------      ---------      ---------         ---------
Assets:

      Total investments (Cost $81,741,
             $189,084 and $270,825,
             respectively)                             $  94,433      $ 231,300            $ -         $ 325,733
      Cash                                                    87              -              -                87
      Receivables:
             Accrued income                                  444            322              -               766
             Capital shares sold                             173            280              -               453
             Income and other receivables                  1,306            153              -             1,459
             Investment securities sold                        -            892              -               892
             Reclaim receivable                                -            214              -               214
      Other assets                                             -              4              -                 4
                                                       ---------      ---------      ---------         ---------
                       Total Assets                       96,443        233,165              -           329,608
                                                       ---------      ---------      ---------         ---------
Liabilities:
      Payables
             Investment securities purchased               1,172          1,353              -             2,525
             Capital shares redeemed                       1,238          2,375              -             3,613
             Unrealized depreciation on forward
               foreign currency contracts                      4          1,351              -             1,355
             Accrued expenses                                110            340              -               450
      Other liabilities                                        -            141              -               141
                                                       ---------      ---------      ---------         ---------
                       Total Liabilities                   2,524          5,560              -             8,084
                                                       ---------      ---------      ---------         ---------

Net Assets:
  International Class Y
     based on 16,436,608 and 17,575,018
     outstanding shares, respectively                          -        168,370         13,843(a)        182,213
  International Class A
     based on 607,164 and 6,590,306
     outstanding shares, respectively                          -          6,100         69,921(a)         76,021
  International Class B
     based on 168,706 outstanding shares                       -          1,749              -             1,749
  Pacific-European Growth Class Y
     1,111,928 outstanding shares                         13,843              -        (13,843)(a)             -
  Pacific-European Growth Class A
     5,836,071 outstanding shares                         69,868              -        (69,868)(a)             -
  Pacific-European Growth Class B
     4,120 outstanding shares                                 53              -            (53)(a)             -
  Undistributed net investment income                      3,067          9,906              -            12,973
  Accumulated net realized gain/(loss)
     on investments                                       (5,592)           618              -            (4,974)
  Net unrealized appreciation of investments
     and on translation of other assets and
     liabilities demoninated in foreign currencies        12,684         42,216              -            54,900
  Net unrealized depreciation of forward
     foreign currency contracts                               (4)        (1,354)             -            (1,358)

                                                       ---------      ---------      ---------         ---------
Total Net Assets                                       $  93,919      $ 227,605            $ -         $ 321,524
                                                       =========      =========      =========         =========

Net Asset Value,
  offering price and redemption price per share -
  Class Y                                              $   13.55      $   13.23                        $   13.23
                                                       =========      =========                        =========
Net Asset Value
  and redemption price per share - Class A             $   13.50      $   13.18                        $   13.18
                                                       =========      =========                        =========
Net Asset Value
  and offering price per share - Class B               $   13.47      $   12.97                        $   12.97
                                                       =========      =========                        =========





                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                               International Fund
                   Pro Forma Combining Statement of Operations
                      For the Year Ended September 30, 1997
                                   (Unaudited)

                                                                Pacific-
                                                                European               Pro Forma Adjustments
                                                                 Growth   International      (Note 2)                Pro Forma
                                                                  Fund        Fund       Debit          Credit        Combined
                                                                  (000)       (000)      (000)           (000)         (000)
                                                                --------    --------    --------       --------       --------
Investment Income:

      Interest                                                  $     70    $    699         $ -            $ -       $    769
      Dividends                                                    2,034       2,469           -              -          4,503
      Less: Foreign taxes withheld                                  (218)       (210)          -              -           (428)
                                                                --------    --------    --------       --------       --------

      Total investment income                                      1,886       2,958           -              -          4,844
                                                                --------    --------    --------       --------       --------

Expenses:

      Investment advisory fees                                       937       2,144       1,562(b)         937(b)       3,706
      Less: Waiver of investment advisory fees                         -           -           -            971(b)        (971)
      Administrative, accounting and custodian fees                  419         624         455(b)         419(b)       1,079
      Transfer agent fees                                            141          31          90(c)         141(c)         121
      Amortization of organizational costs                             -           6           -              -              6
      Directors' fees                                                  9           4           1(c)           9(c)           5
      Registration fees                                               46          17          10(c)          46(c)          27
      Professional fees                                               72          10           6(c)          72(c)          16
      Printing                                                        97           6           4(c)          97(c)          10
      Pricing fees                                                     -          15           9(c)          -              24
      Distribution fees - FAIF Retail Class A                          -           9         289(b)           -            298
      Distribution fees - Piper Class A                              578           -           -            578(b)           -
      Less: Waiver of Piper Class A distribution fees               (197)          -         197(b)           -              -
      Distribution fees - FAIF Retail Class B                          -          15           -              -             15
      Other                                                           22           2           1(c)          22(c)           3
                                                                --------    --------    --------       --------       --------

      Net expenses before expenses paid indirectly                 2,124       2,883       2,624          3,292          4,339
      Less: Expenses paid indirectly                                  (3)          -           -              -             (3)
                                                                --------    --------    --------       --------       --------

      Total net expenses                                           2,121       2,883       2,624          3,292          4,336
                                                                --------    --------    --------       --------       --------

      Investment income (loss) - net                                (235)         75      (2,624)        (3,292)           508
                                                                --------    --------    --------       --------       --------

Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions

      Net realized gain on investments                             1,445       5,280           -              -          6,725
      Net realized gain (loss) on forward foreign currency
          contracts and foreign currency transactions               (581)     11,283           -              -         10,702
      Net change in unrealized appreciation/(depreciation)
          of investments, forward foreign currency contracts,
          foreign currency and translation of other assets
          and liabilities in foreign currency                      6,160      31,468           -              -         37,628
                                                                --------    --------    --------       --------       --------
      Net gain on investments and foreign currency transactions    7,024      48,031           -              -         55,055
                                                                --------    --------    --------       --------       --------
      Net increase in net assets resulting from operations      $  6,789    $ 48,106    $ (2,624)      $ (3,292)      $ 55,563
                                                                ========    ========    ========       ========       ========


                See accompanying notes to financial statements.

                      First American Investment Funds, Inc
                               International Fund
                   Pro Forma Combining Schedule of Investments
                               September 30, 1997
                                   (Unaudited)


                             Par/Shares                                                                     Value
                             ----------                                                                     -----
                                                                                              Pacific
  Pacific                                                                                     European   International  Pro Forma
 European           International          Pro Forma                                          Growth Fund      Fund     Combined
Growth Fund             Fund               Combined                   Security                  (000)         (000)       (000)
-----------             ----               --------                   --------                  -----        ------       -----

COMMON STOCKS- 88.5% (Percentages represent pro forma value of investments compared to pro forma net assets)
        ARGENTINA- 0.2%
  4,600                     -                 4,600      INVERSIONES Y REPRESENTACIONES         $ 204         $ -         $ 204
 13,800                     -                13,800      TELECOM ARGENTINA                        420           -           420
                                                                                             -----------------------------------
                                                                                                  624           -           624
                                                                                             -----------------------------------

         AUSTRALIA- 0.8%
 17,000                     -                17,000      BRAMBLES INDUSTRIES                      354           -           354
260,000                     -               260,000      FUTURIS                                  384           -           384
120,000                     -               120,000      GIO AUSTRALIA HOLDINGS                   357           -           357
 30,000                     -                30,000      LEND LEASE                               713           -           713
148,000                     -               148,000      REINSURANCE AUSTRALIA                    403           -           403
 38,000                     -                38,000      WESTPAC BANKING CORP                     240           -           240
                                                                                             -----------------------------------
                                                                                                2,451           -         2,451
                                                                                             -----------------------------------

         BRAZIL- 0.4%
      -                 6,300                 6,300      TELEBRAS                                   -         811           811
  4,700                     -                 4,700      TELECOMUNICACOES BRASILEIRAS             605           -           605
                                                                                             -----------------------------------
                                                                                                  605         811         1,416
                                                                                             -----------------------------------

         CANADA- 1.6%
      -                25,300                25,300      CANADIAN IMPERIAL BANK                     -         729           729
      -                20,600                20,600      CANADIAN NATIONAL RAILWAY                  -       1,071         1,071
      -                21,000                21,000      NORTHERN TELECOM                           -       2,187         2,187
      -                24,100                24,100      ROYAL BANK OF CANADA                       -       1,184         1,184
                                                                                             -----------------------------------
                                                                                                    -       5,171         5,171
                                                                                             -----------------------------------

         CHILE- 0.2%
 15,500                     -                15,500      ENERSIS                                  574           -           574
                                                                                             -----------------------------------

         DENMARK- 0.1%
      -                 4,100                 4,100      NOVO NORDISK                               -         458           458
                                                                                             -----------------------------------

         FINLAND- 0.6%
      -                 5,800                 5,800      NOKIA                                      -         544           544
      -                39,400                39,400      POHJOLA                                    -       1,409         1,409
                                                                                             -----------------------------------
                                                                                                    -       1,953         1,953
                                                                                             -----------------------------------

         FRANCE- 9.9%
      -                38,600                38,600      CAP GEMINI SOGETI                          -       2,507         2,507
      -                 6,160                 6,160      L'OREAL                                    -       2,468         2,468
  4,980                     -                 4,980      PINAULT                                2,342           -         2,342
      -                 4,000                 4,000      PROMODES                                   -       1,563         1,563
 52,500                62,000               114,500      RHONE POULENC                          2,093       2,468         4,561
 33,400                 7,400                40,800      SCHNEIDER                              2,113         467         2,580
      -                19,400                19,400      SGS THOMSON MICRO                          -       1,829         1,829
      -                58,000                58,000      SOC NAT ELF AQUITAINE                      -       7,749         7,749



                See accompanying notes to financial statements.


         FRANCE (Continued)
 17,700                33,500                51,200      TOTAL                                $ 2,030     $ 3,837       $ 5,867
      -                 6,400                 6,400      VALEO                                      -         421           421
                                                                                             -----------------------------------
                                                                                                8,578      23,309        31,887
                                                                                             -----------------------------------

         GERMANY- 9.8%
      -                34,800                34,800      ADIDAS AG                                  -       4,530         4,530
      -                 9,200                 9,200      ALLIANZ                                    -       2,226         2,226
 52,200                13,300                65,500      BAYER                                  2,083         529         2,612
      -                   900                   900      BAYERISCHE MOTOREN WERKE                   -         765           765
      -                31,600                31,600      COMMERZBANK AG                             -       1,140         1,140
      -                22,000                22,000      DAIMLER-BENZ AG                            -       1,818         1,818
 31,000                48,600                79,600      DEUTSCHE BANK                          2,188       3,412         5,600
      -                12,500                12,500      DRESDNER BANK                              -         574           574
  4,135                 5,800                 9,935      MANNESMANN                             1,975       2,758         4,733
  6,200                     -                 6,200      METRO AG                                 286           -           286
      -                 3,700                 3,700      S G L CARBON                               -         540           540
      -                18,500                18,500      SCHERING                                   -       1,941         1,941
      -                14,600                14,600      SIEMENS                                    -         985           985
  9,320                     -                 9,320      THYSSEN                                2,179           -         2,179
 29,900                     -                29,900      VEBA                                   1,752           -         1,752
      -                 1,500                 1,500      VOLKSWAGEN                                 -       1,041         1,041
                                                                                             -----------------------------------
                                                                                               10,463      22,259        32,722
                                                                                             -----------------------------------

         HONG KONG- 3.0%
 80,000               278,000               358,000      CHEUNG KONG                              899       3,126         4,025
165,000                     -               165,000      DAO HENG BANK GROUP                      744           -           744
      -               102,800               102,800      HSBC HLDGS                                 -       3,441         3,441
 90,000                     -                90,000      HUTCHISON WHAMPOA                        887           -           887
170,000                     -               170,000      HYSAN DEVELOPMENT                        509           -           509
                                                                                             -----------------------------------
                                                                                                3,039       6,567         9,606
                                                                                             -----------------------------------

         INDONESIA- 0.0%
  1,500                     -                 1,500      GULF INDONESIA                            33           -            33
                                                                                             -----------------------------------

         IRELAND- 1.0%
      -                64,400                64,400      ELAN                                       -       3,224         3,224
                                                                                             -----------------------------------

         ISRAEL- 0.3%
      -                26,900                26,900      ECI TELECOM                                -         871           871
                                                                                             -----------------------------------

         ITALY- 2.5%
      -               522,000               522,000      CREDITO ITALIANO                           -       1,410         1,410
279,100                     -               279,100      ENTE NAZIONALE IDROCARBURI             1,762           -         1,762
      -               549,000               549,000      PARMALAT FINANZIARIA                       -         942           942
      -               200,000               200,000      PIRELLI                                    -         586           586
      -               600,000               600,000      TELECOM ITALIA MOBILE                      -       2,382         2,382
      -                99,000                99,000      TELECOM ITALIA                             -         660           660
      -               116,000               116,000      TELECOM ITALIA RINASCENTE                  -         451           451
                                                                                             -----------------------------------
                                                                                                1,762       6,431         8,193
                                                                                             -----------------------------------


         JAPAN- 17.7%
      -                12,800                12,800      ADVANTEST                                  -       1,263         1,263
 30,000                     -                30,000      AOYAMA TRADING                           862           -           862
 20,000                     -                20,000      BANK OF TOKYO - MITSIBUSHI               382           -           382
 25,000                40,000                65,000      BRIDGESTONE                              602         962         1,564
 35,000               130,000               165,000      CANON                                  1,026       3,804         4,830


                See accompanying notes to financial statements.


         JAPAN (Continued)
 40,000                     -                40,000      CANON SALES                            $ 791         $ -         $ 791
    120                     -                   120      DDI                                      604           -           604
 24,000                38,000                62,000      FUJI PHOTO FILM                          993       1,569         2,562
100,000                     -               100,000      FUJIKURA                                 717           -           717
 70,000               179,000               249,000      FUJITSU                                  878       2,241         3,119
      -                 7,000                 7,000      HIROSE ELECTRIC                            -         516           516
 90,000                     -                90,000      HITACHI                                  785           -           785
 18,000                     -                18,000      HONDA MOTOR                              630           -           630
 70,000                     -                70,000      ISETAN                                   675           -           675
 15,000                     -                15,000      KYOCERA                                  983           -           983
      -                63,000                63,000      MATSUSHITA COMMUNICATIONS                  -       2,011         2,011
 50,000                     -                50,000      MATSUSHITA ELECTRIC INDUSTRIAL           906           -           906
100,000                     -               100,000      MATSUSHITA ELECTRIC WORKS              1,047           -         1,047
110,000                     -               110,000      MITSUI & CO                              867           -           867
 70,000                     -                70,000      MITSUI FUDOSAN                           855           -           855
 50,000                     -                50,000      MORI SEIKI                               586           -           586
      -                21,000                21,000      MURATA MANUFACTURING                       -         909           909
      -               130,000               130,000      NIKON                                      -       2,048         2,048
 10,000                     -                10,000      NIPPON TELEPHONE AND TELEGRAPH           922           -           922
150,000                     -               150,000      NISSAN MOTOR                             897           -           897
 30,000                     -                30,000      ONO PHARMACEUTICAL                       895           -           895
      -                62,000                62,000      RICOH                                      -         930           930
      -                16,000                16,000      ROHM CO                                    -       1,883         1,883
      -               126,000               126,000      SANKYO                                     -       4,366         4,366
 88,000                     -                88,000      SEKISUI CHEMICAL                         665           -           665
  1,800                     -                 1,800      SHOHKOH FUND                             504           -           504
  6,000                57,300                63,300      SONY CORP                                568       5,415         5,983
350,000                     -               350,000      SUMITOMO METAL INDUSTRIES                730           -           730
 45,000                     -                45,000      SUMITOMO TRUST AND BANKING               449           -           449
      -               151,000               151,000      TAKEDA CHEMICAL                            -       4,531         4,531
      -                13,000                13,000      TDK                                        -       1,164         1,164
      -                52,000                52,000      TOKYO ELECTRONICS                          -       3,177         3,177
185,000                     -               185,000      TOKYU LAND CORP                          478           -           478
                                                                                             -----------------------------------
                                                                                               20,297      36,789        57,086
                                                                                             -----------------------------------

         MALAYSIA- 0.1%
120,000                     -               120,000      GUINNESS ANCHOR                          185           -           185
                                                                                             -----------------------------------

         MEXICO- 1.5%
 66,400                     -                66,400      CEMEX                                    345           -           345
 47,200                     -                47,200      FOMENTO ECONOMICO MEXICANO               407           -           407
 59,606                     -                59,606      GRUMA                                    289           -           289
      -                80,000                80,000      GRUPO ELEKTRA                              -       1,293         1,293
      -                15,000                15,000      GRUPO IMSA                                 -         455           455
      -               825,000               825,000      GRUPO POSADAS                              -         597           597
 60,700                     -                60,700      KIMBERLY CLARK                           312           -           312
      -                26,000                26,000      TELEFONOS DE MEXICO                        -       1,345         1,345
                                                                                             -----------------------------------
                                                                                                1,353       3,690         5,043
                                                                                             -----------------------------------

         NETHERLANDS- 11.4%
      -                63,200                63,200      ABN AMRO HLDGS                             -       1,281         1,281
      -                11,500                11,500      AEGON                                      -         922           922
      -                19,900                19,900      AHOLD                                      -         538           538
      -                55,700                55,700      ASM LITHO HOLDINGS                         -       5,500         5,500
      -                65,000                65,000      BAAN                                       -       4,615         4,615


                See accompanying notes to financial statements.


         NETHERLANDS (Continued)
      -                14,000                14,000      FORTIS AMEV                              $ -       $ 585         $ 585
      -                40,000                40,000      GETRONICS                                  -       1,253         1,253
 21,700               105,000               126,700      ING GROEP                                999       4,825         5,824
 96,000                     -                96,000      KONINKLIJKE AHOLD                      2,602           -         2,602
      -                19,000                19,000      NUTRICIA VERENIDE BEDRIJVEN                -         571           571
      -               112,000               112,000      ROYAL DUTCH PETROLEUM                      -       6,273         6,273
      -                 9,100                 9,100      UNILEVER                                   -       1,944         1,944
122,500                     -               122,500      VERENIGDE NEDERLANDSE                  2,851           -         2,851
      -                41,800                41,800      VNU                                        -         971           971
      -                 7,500                 7,500      WOLTERS KLUWER                             -       1,012         1,012
                                                                                             -----------------------------------
                                                                                                6,452      30,290        36,742
                                                                                             -----------------------------------

         NEW ZEALAND- 0.0%
 81,000                     -                81,000      RESTAURANT BRANDS NEW ZEALAND            123           -           123
                                                                                             -----------------------------------

         PAPUA NEW GUINEA- 0.2%
195,000                     -               195,000      OROGEN MINERALS                          559           -           559
                                                                                             -----------------------------------

         SINGAPORE- 0.5%
 64,400                     -                64,400      CITY DEVELOPMENTS                        417           -           417
 61,000                     -                61,000      DEVELOPMENT BANK OF SINGAPORE            622           -           622
 68,000                     -                68,000      UNITED OVERSEAS BANK                     503           -           503
                                                                                             -----------------------------------
                                                                                                1,542           -         1,542
                                                                                             -----------------------------------

         SPAIN- 1.2%
 63,000                     -                63,000      BANCO BILBAO VIZCAYA                   1,945           -         1,945
      -                 8,000                 8,000      BANCO POPULAR                              -         515           515
      -                43,600                43,600      TELEFONICA DE ESPANA                       -       1,371         1,371
                                                                                             -----------------------------------
                                                                                                1,945       1,886         3,831
                                                                                             -----------------------------------

         SWEDEN- 5.5%
      -               259,600               259,600      ASEA                                       -       3,659         3,659
 87,500                     -                87,500      ASTRA                                  1,618           -         1,618
      -                57,100                57,100      ATLAS                                      -       1,941         1,941
      -                14,000                14,000      ELECTROLUX                                 -       1,094         1,094
      -               170,000               170,000      ERICSSON PHONE                             -       8,149         8,149
 28,000                     -                28,000      NORDBANKEN                               958           -           958
      -                16,100                16,100      SECURITAS                                  -         383           383
                                                                                             -----------------------------------
                                                                                                2,576      15,226        17,802
                                                                                             -----------------------------------

         SWITZERLAND- 7.5%
  1,110                     -                 1,110      ABB AG BEARER                          1,640           -         1,640
      -                 7,750                 7,750      ADECCO                                     -       3,120         3,120
      -                21,500                21,500      CREDIT SUISSE GROUP                        -       2,908         2,908
      -                 1,830                 1,830      NESTLE                                     -       2,552         2,552
  1,360                 3,000                 4,360      NOVARTIS                               2,092       4,604         6,696
      -                   320                   320      ROCHE HOLDINGS                             -       2,841         2,841
      -                 1,200                 1,200      SCHWEIZ RUCKVERSICHERUNG                   -       1,801         1,801
  2,221                     -                 2,221      UNION BANK OF SWITZERLAND              2,603           -         2,603
                                                                                             -----------------------------------
                                                                                                6,335      17,826        24,161
                                                                                             -----------------------------------

         UNITED KINGDOM- 12.5%
      -                24,700                24,700      AIRTOURS                                   -         419           419
 40,000                     -                40,000      BARCLAYS                               1,077           -         1,077
145,000                     -               145,000      BBA                                      988           -           988



                See accompanying notes to financial statements.



         UNITED KINGDOM (Continued)
 48,000                20,400                68,400      BRITISH AEROSPACE                    $ 1,272       $ 547       $ 1,819
127,000                71,900               198,900      BRITISH PETROLEUM                      1,918       1,084         3,002
130,000                     -               130,000      BRITISH TELECOM                          858           -           858
      -               129,000               129,000      ENTERPRISE OIL                             -       1,408         1,408
120,000                     -               120,000      GENERAL ELECTRIC                         756           -           756
 33,500                     -                33,500      GKN                                      759           -           759
 41,000               110,000               151,000      GLAXO WELLCOME                           923       2,472         3,395
 26,500                     -                26,500      HSBC HOLDINGS                          1,297           -         1,297
      -               126,000               126,000      IMPERIAL CHEMICAL                          -       2,042         2,042
140,000                     -               140,000      LEGAL & GENERAL GROUP                  1,090           -         1,090
130,000                     -               130,000      LLOYDS TSB GROUP                       1,747           -         1,747
      -                54,000                54,000      LOGICA                                     -         769           769
119,400                     -               119,400      MARKS & SPENCERS                       1,222           -         1,222
      -                79,400                79,400      NEXT                                       -         929           929
      -               198,200               198,200      RECKIT & COLMAN                            -       3,039         3,039
 90,497                     -                90,497      SEAPERFECT                                 -           -             -
      -               650,000               650,000      SMITHKLINE BEECHAM UNITS                   -       6,300         6,300
 90,000                     -                90,000      TI GROUP                                 966           -           966
 18,200                     -                18,200      UNILEVER                                 533           -           533
133,000                     -               133,000      WOLSELEY                               1,093           -         1,093
 39,000               102,200               141,200      ZENECA                                 1,275       3,329         4,604
                                                                                             -----------------------------------
                                                                                               17,774      22,338        40,112
                                                                                             -----------------------------------

                                                         TOTAL COMMON STOCKS                   87,270     199,099       286,369
                                                                                             -----------------------------------

         PREFERRED STOCKS- 5.6%
     25,150                 -                25,150      CENTRAIS ELECTRICAS BRASILEIRAS          699           -           699
          -         2,359,000             2,359,000      ELETROBRAS                                 -       1,311         1,311
180,000,000                 -           180,000,000      FUJI INTERNATIONAL FINANCE TRUST       1,407           -         1,407
          -            75,000                75,000      NOKIA                                      -       7,052         7,052
          -            29,200                29,200      SAP                                        -       7,828         7,828
                                                                                             ----------------------------------
                                                         TOTAL PREFERRED STOCKS                 2,106      16,191        18,297
                                                                                             ----------------------------------

         CONVERTIBLE CORPORATE NOTES & BONDS- 0.8%
$11,854,100               $ -           $11,854,100      FINAXA , 2.75%, 01/01/06               2,108           -         2,108
 55,000,000                 -            55,000,000      STB CAYMAN CAPITAL , 0.50%, 10/01/97     509           -           509
                                                                                             ----------------------------------
                                                         TOTAL CONVERTIBLE CORPORATE NOTES
                                                         & BONDS                                2,617           -         2,617
                                                                                             ----------------------------------

         REPURCHASE AGREEMENTS- 5.7%
          -        16,009,660            16,009,660      MERRILL LYNCH, 6.03%, 10/01/97             -      16,010        16,010
  2,440,000                 -             2,440,000      GOLDMAN SACHS, 6.15%, 10/01/07         2,440           -         2,440
                                                                                             ----------------------------------
                                                         TOTAL REPURCHASE AGREEMENTS            2,440      16,010        18,450
                                                                                             ----------------------------------

                                                         TOTAL INVESTMENTS (Cost $81,741,
                                                         $189,084, and $270,825,
                                                         respectively)                       $ 94,433   $ 231,300     $ 325,733
                                                                                             ==================================


                See accompanying notes to financial statements.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                          NOTES TO PRO FORMA STATEMENTS

                                   (UNAUDITED)


1.      BASIS OF COMBINATION

The unaudited pro forma combining Statements of Assets and Liabilities, Statements of Operations and Schedules of Investments give effect to the proposed acquisition of the Piper Intermediate Bond Fund (Intermediate Bond), Piper Growth Fund (Growth), Piper Small Company Growth Fund (Small Company Growth) and Piper Pacific-European Growth Fund (Pacific-European Growth) (the Piper Funds) by the corresponding First American Investment Funds, Inc. (the FAIF Funds) which include the First American Intermediate Term Income Fund (Intermediate Term Income), First American Large Cap Growth Fund (Large Cap Growth) (formerly First American Diversified Growth Fund), First American Small Cap Growth Fund (Small Cap Growth)(formerly First American Emerging Growth Fund) and First American International Fund (International Fund) (collectively, the Funds). The proposed acquisition will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition will be accomplished by an exchange of all outstanding shares of each class for each Piper Fund in exchange for shares of specified classes of the corresponding FAIF Fund. For financial reporting purposes the accounting survivors will be the FAIF Intermediate Term Income Fund, FAIF Large Cap Growth Fund, Piper Small Company Growth Fund and FAIF International Fund.

The pro forma combining schedules of investments do not reflect any changes which could occur before or after the acquisition closing date due to changes in market conditions or differences in investment management practices of the Funds compared with the Piper Funds. However, aside from portfolio decisions made as a result of market condition changes that have or may occur between the date of the pro forma financial statements and the acquisition closing date, management does not have any specific plans at this time regarding the disposition of investments presented in the pro forma schedules of investments that would have a material impact on the presentation of such schedules.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Intermediate Term Income Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Fund are portfolios offered by First American Investment Funds, Inc. (FAIF) a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. FAIF presently includes a series of twenty-six funds.

2.      PRO FORMA ADJUSTMENTS

        (a) The pro forma combining statements of assets and liabilities assumes the issuance of additional shares of the FAIF Funds as if the reorganization were to have taken place on September 30, 1997 and is based on the net asset value of the acquiring fund. Transactions in shares of capital stock are as follows:
                8,391,288, 15,788,836, 3,725,085 and 5,836,071 Class A shares and 0, 16,426, 50,254 and 4,120 Class B shares of Intermediate Bond, Growth, Small Company Growth and Pacific-European Growth, respectively, exchanged for 6,440,144, 11,467,025, 2,058,545 and
                5,983,142 Class A shares of Intermediate Term Income Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Fund, respectively; and 1,821,360 and 1,111,928 Class Y shares of Intermediate Bond and Pacific-European Growth, respectively, exchanged for 1,401,333 and 1,138,410 Class Y (formerly Institutional Class) shares Intermediate Term Income Fund and International Fund, respectively.

        (b) The pro forma adjustments to investment advisory fees (including waivers), administrative fees, custodian fees and distribution fees (including waivers) reflect the difference in fees charged by the FAIF Funds based upon the effective fee schedule.

                U.S. Bank National Association has agreed to waive fees and reimburse expenses through September 30, 1998, to the extent necessary to maintain overall total Fund operating expense ratios at the pro forma expense levels as follows:

                                                Class A     Institutional Class
                                                -------     -------------------

                Intermediate Term Income         0.70%             0.70%
                Large Cap Growth                 1.05              0.80
                Small Cap Growth                 1.15              0.90
                International                    1.60              1.35

        (c) The pro forma adjustments to transfer agent fees, directors' fees, registration fees, professional fees, printing expenses and other expenses reflect the expected savings due to the combination of the funds.

                            SMALL COMPANY GROWTH FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Small Company Growth Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Small Cap Growth Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                   Signature


                                            ------------------------------------
                                                   Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                              EMERGING GROWTH FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Emerging Growth Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Mid Cap Growth Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                   Signature


                                            ------------------------------------
                                                   Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                   GROWTH FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Growth Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Large Cap Growth Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                             GROWTH AND INCOME FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Growth and Income Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Large Cap Value Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                  BALANCED FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Balanced Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Balanced Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                             GOVERNMENT INCOME FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Government Income Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Fixed Income Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                             INTERMEDIATE BOND FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Intermediate Bond Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Intermediate Term Income Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                            NATIONAL TAX-EXEMPT FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of National Tax-Exempt Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Tax Free Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                           MINNNESOTA TAX-EXEMPT FUND
                         (A SERIES OF PIPER FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Minnesota Tax-Exempt Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Minnesota Tax Free Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                        (A SERIES OF PIPER FUNDS INC.-II)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER FUNDS INC.-II

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Adjustable Rate Mortgage Securities Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Adjustable Rate Mortgage Securities Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                          EMERGING MARKETS GROWTH FUND
                      (A SERIES OF PIPER GLOBAL FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER GLOBAL FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Emerging Markets Growth Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO RATIFY AND APPROVE AN INTERIM SUB-ADVISORY AGREEMENT between
      Piper Capital and Edinburgh Fund Managers plc ("EFM") and receipt of sub-advisory fees by EFM under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF Emerging Markets Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                  Signature


                                            ------------------------------------
                                                  Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                          PACIFIC-EUROPEAN GROWTH FUND
                      (A SERIES OF PIPER GLOBAL FUNDS INC.)

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIPER GLOBAL FUNDS INC.

            The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Pacific-European Growth Fund (the "Fund"), held of record by the undersigned on May 13, 1998, at the joint Special Meeting of Shareholders of Piper Funds Inc., Piper Funds Inc.-II, and Piper Global Funds Inc. (each referred to individually as a "Company") to be held on Friday, July 10, 1998 (the "Special Meeting"), or to vote upon such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the joint Special Meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the
      Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO RATIFY AND APPROVE AN INTERIM SUB-ADVISORY AGREEMENT between
      Piper Capital and Edinburgh Fund Managers plc ("EFM") and receipt of sub-advisory fees by EFM under such agreement.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to a fund of First American Investment Funds, Inc. ("FAIF"), in exchange for shares of the FAIF International Fund.

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

            PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: _______________, 1998


                                            ------------------------------------
                                                 Signature


                                            ------------------------------------
                                                 Signature if held jointly


TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID
ENVELOPE.